As filed with the Securities and Exchange Commission on April 10, 2019

Registration No. 333-147707

811-07798

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☑
Post-Effective Amendment No. 21	☑

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 157	☑

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue,

New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: 212-576-7000

Erica E. Carrig, Esq.

New York Life Insurance and Annuity Corporation

51 Madison Avenue

New York, NY 10010

(Name and Address of Agent for Service)

Copy to:

Stephen E. Roth, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, NW Washington, DC 20004-2415	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2019 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on , pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new date for a previously filed post-effective amendment.

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Accumulator

New York Life Survivorship Variable Universal Life Accumulator

Prospectus—May 1, 2019

Two flexible premium variable universal life insurance contract(s) offered to individuals under

NYLIAC Variable Universal Life Separate Account-I

Please use one of the following addresses for service requests:

Regular Mail	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail	NYLIAC Variable Products Service Center 51 Madison Avenue Room 251 New York, NY 10010

or call our toll-free number: 1-800-598-2019

For submitting death claim forms only, you may also use:

Regular Mail	New York Life P.O. Box 130539 Dallas, TX 75313-0539

Premium payments and loan repayments should be sent to us at:

Regular Mail	NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

This prospectus describes two different policies issued by NYLIAC. In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. The New York Life Variable Universal Life Accumulator (“VUL”) policy insures one person and pays a death benefit upon that person’s death. The New York Life Survivorship Variable Universal Life Accumulator (“SVUL”) policy insures two people and pays a death benefit upon the death of the second person. Throughout this prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this prospectus. We have discontinued sales of VUL policies in all jurisdictions. However, we will still accept additional premiums for inforce VUL policies. SVUL is available for sale.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

This life insurance policy is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports of the Eligible Portfolios available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from the Variable Product Service Center (“VPSC”). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by contacting the VPSC.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting the VPSC. Your election to receive reports in paper will apply to all Eligible Portfolios available under your policy.

The New York Life Variable Universal Life Accumulator and New York Life Survivorship Variable Universal Life Accumulator Prospectus and Statement of Additional Information are posted on our corporate website, www.newyorklife.com.

SUMMARY OF BENEFITS AND RISKS

The following is a brief summary of certain features of New York Life Variable Universal Life Accumulator (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator (“SVUL”). Many benefits of VUL and SVUL have a corresponding risk, and both benefits and risks should be considered before you purchase a policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI. Capitalized terms used in this prospectus have the same meaning as in the section on “Definitions” below.

Benefits

Protection

The policy offers you the protection of permanent life insurance that can, over time, become a valuable asset.

This policy provides permanent life insurance coverage with the potential for tax-deferred Cash Value accumulation, as noted below. Your premium payments, less any applicable charges, are allocated to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account according to your instructions. The Cash Value of the policy is based on:

•	the amount in and performance of each Investment Division of the Separate Account;

•	the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

•	the charges we deduct.

With the policy, you have the potential for higher and lower rates of return and Cash Value accumulation than with a fixed rate life insurance policy. Even though the policy offers the protection of permanent life insurance, it can lapse even if all planned premiums are paid on time. See “Summary of Benefits and Risks—Risks—Risk of Lapse (especially on minimally funded policies)” and “Termination and Reinstatement—No-Lapse Guarantee” for further information.

Flexible Premiums

Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premium you pay, within limits. Since the potential Cash Value growth can be used for income, this policy is designed to offer the best potential benefit when it is adequately funded for at least ten years. As long as the Cash Surrender Value is sufficient to cover the policy’s Monthly Deduction Charges, you can increase (within certain limits), decrease (within certain limits), or stop making payments to meet your changing needs. See “Definitions” for an explanation of Cash Surrender Value.

Five-Year No-Lapse Guarantee

The policy offers a five-year no-lapse guarantee. This ensures that your policy will remain in effect during the first five Policy Years (the “guarantee period”), provided that your policy premium payments satisfy the minimum premium test. See “Termination and Reinstatement—No-Lapse Guarantee” for information on premiums required to pass the test. This benefit prevents your policy from lapsing for five years, regardless of your account performance. The guarantee period will end before the fifth policy anniversary if your premium payments do not pass the minimum monthly premium test. If this occurs, you will have the opportunity to reactivate the no-lapse guarantee by paying an additional premium amount necessary to satisfy the No-Lapse Guarantee Premium Test. In the sixty-first month, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a notice of payment due. If that notice is not paid, the policy will lapse.

Liquidity through Loans

You can access your policy’s Cash Value through loans. Your policy value will be used as collateral to secure any policy loan. You can borrow any amount up to the loan value of the policy. The loan value of your policy is discussed more fully in the section below entitled “Loans.”

Liquidity through Partial Surrenders

You can also request a partial surrender. Partial surrenders will reduce the policy’s Cash Value and can reduce your Life Insurance Benefit. If a partial surrender would cause the policy to fall below its minimum Face Amount requirement, we reserve the right to require a full surrender. Surrender charges may apply. Partial surrenders can result in a taxable event. Please consult your tax advisor regarding the tax implications of a partial surrender. Also note that certain partial surrender requests must be made in writing and sent to NYLIAC’s Variable Products Service Center (“VPSC”) at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Surrenders—Partial Surrenders”.) Certain charges apply if you surrender your policy during the first Policy Year; an amount equal to any additional first-year contract charges will also be deducted from the Cash Surrender Value.

Investment Options

This policy offers you a choice of Investment Options, including 72 Investment Divisions, the Fixed Account, and the DCA Plus Account. For SVUL policies only, you may also allocate your policy Cash Value to one of five Asset Allocation Models at no extra charge. You can choose a maximum of 21 Investment Options for the allocation of Net Premium payments or for the transfer of Cash Value among the available Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Transfers among the Investment Options can be made tax-free, within the limits described in this prospectus. You can change the Investment Options in which you invest throughout the life of the policy. Your choices may be limited if you elect certain benefits or riders.

Change the Amount of Coverage

With the policy, you are able to increase or decrease the policy’s Face Amount (within certain limits). To request a decrease of the policy’s Face Amount, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (See “Policy Payment Information—Changing the Face Amount of Your Policy”.) Decreases in Face Amount can incur surrender charges.

You may also request an increase of the policy’s Face Amount by sending us your written application in Good Order, signed by the Insured(s), together with any proof of insurability we require. Increases are subject to underwriting and our approval. Contestability and suicide provisions on any increased portion of coverage begin on the effective date of the increase. Face Amount increases will also result in a new surrender charge period and additional cost of insurance and per thousand of Face Amount charges applicable to that increase, as well as a new seven-year testing period for modified endowment contract status. Increases may result in an increase to the Target Premium. We can limit any increase in the Face Amount of your policy. (See “Description of the Policy—Additional Benefits Through Riders and Options” for details.)

Three Life Insurance Benefit Options

The policy offers different Life Insurance Benefit options that allow you to select the insurance plan that best meets your needs. These options allow you to determine how the Life Insurance Benefit will be calculated.

•	Option 1— a level benefit equal to your policy’s Face Amount or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

•

Option 2— a benefit that varies and equals the sum of your policy’s Face Amount and Cash Value or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

•

Option 3— a benefit that varies and equals the sum of your policy’s Face Amount and the Adjusted Total Premium or a percentage of the Cash Value equal to the minimum necessary for your policy to qualify as life insurance under IRC Section 7702.

See “Policy Payment Information—Life Insurance Benefit Options” for details.

Automated Investment Features

There are five administrative options available to help you manage your policy’s Cash Value and to adjust the investment allocation to suit changing needs. These options are: Automatic Asset Rebalancing, Dollar-Cost Averaging, Dollar-Cost Averaging Plus, Expense Allocation, and Interest Sweep. See “Options Available at No Additional Charge” for details.

Optional Riders

The policy offers additional insurance coverage and other benefits through optional riders. Certain riders have costs associated with them. See “Additional Benefits through Riders and Options” for details.

Policyowner Support

As a policyowner, you have access to the following resources if you have questions about your policy: (1) online service at www.newyorklife.com, a password-protected Internet website, (2) toll-free telephone support through the VPSC, and (3) your registered representative. Certain service requests must be in writing and all must be in Good Order. Specific requirements applicable to any service request are described later in this prospectus.

A Highly-Rated Company

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a subsidiary of New York Life Insurance Company (“NYLIC”). NYLIC has more than 170 years of experience in the offering of insurance products. NYLIAC is a highly-rated insurer. Ratings reflect only NYLIAC’s General Account, which are applicable to the Fixed Account and DCA Plus Account, and are not applicable to the Investment Divisions, which are not guaranteed. NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Risks

Investment Risk

While a variable policy has the potential for a higher rate of return than a fixed rate policy, investment returns on the assets in the Separate Account may decline in value, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. The performance of each will vary, and some Investment Divisions are riskier than others. We do not guarantee the investment performance of the Investment Divisions. Your premium and Cash Value allocation choices should be consistent with your personal investment objective and your risk tolerance.

Risk of Lapse (especially on minimally-funded policies)

Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested. Note that termination and lapse have the same meaning and effect throughout this prospectus.

A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required. In addition, by paying only the minimum required monthly premium for the no-lapse guarantee, you may forego the opportunity to build up significant Cash Value in the policy. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

Potential for Increased Charges

The actual charges deducted are current charges on your policy. However, we have the right to increase those charges at any time up to the guaranteed maximum charges stated in your policy. Charges will never exceed the guaranteed maximum charges. In addition, we may increase the amount we deduct as a federal or state premium tax charge to reflect changes in tax law. (See “Table of Fees and Expenses” for more information.)

Risk of Lapse from Policy Loans

The larger a loan becomes relative to the policy’s Cash Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding policy loan principal and will also accrue interest. (See “Federal Income Tax Considerations—Modified Endowment Contract Status.”)

A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you. If a policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Tax Risks

The section of this prospectus entitled “Federal Income Tax Considerations” describes a number of tax issues that may arise in connection with the policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable universal life insurance contracts in a manner that could result in you being treated as the owner of your policy’s pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) in general, the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL) and that the owner may be subject to adverse tax consequences at that time; (5) whether and to what extent the Life Insurance Benefit may be received on a tax-free basis in the case of employer-owned life insurance contracts; and (6) the possibility that the IRS may treat a loan as a taxable distribution if there is no spread, or a very small spread, between the interest rate charged on the loan and the interest rate credited on the loaned amount.

Portfolio Risks

A discussion of the risks of allocating Cash Value to each of the Investment Divisions can be found in the corresponding Fund’s prospectus.

Charges for Policy Surrender/Decreases in Coverage

During the first ten years of the policy, or within ten years after you increase the Face Amount, surrender charges apply to deter policy surrender. The policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

Potentially Harmful Transfer Activity

This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see “Description of the Policy—Limits on Transfers” for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

•	portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and Fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.

An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See “Description of the Policy—Limits on Transfers” for more information on the risks of frequent trading.)

Credit Risk

NYLIAC’s obligations under the policy are subject to its claims-paying ability and financial strength, and are not backed or guaranteed by NYLIC.

Information Systems Failures and Cybersecurity Risks

NYLIAC’s ability to administer the policy (and to keep policyowner information confidential) is subject to certain cybersecurity and cyber-attack risks that are common to all insurers and financial service providers. We rely on technology, including digital communications and data storage networks and systems to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including the online service at www.newyorklife.com and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer (including policyowner and insured) information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting NYLIC, NYLIAC or any of their affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Cash Value. For instance, systems failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com, or with the underlying funds or cause other operational issues; (ii) impact our ability to calculate accumulation unit values and policy’s Cash Values; (iii) cause the release, loss and/or possible destruction of confidential customer or business information; and/or (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. Systems failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The charges shown apply to both VUL and SVUL unless otherwise indicated. This table describes the fees and expenses that you will pay when you make a premium payment, surrender the policy, transfer Cash Value between Investment Options, or exercise certain rider options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
Sales Expense Charge for premiums paid up to the Target Premium	When premium payment is applied	Guaranteed Maximum: 4.75% of premiums paid Current: 4.75% of premiums paid[1]

Sales Expense Charge for premiums paid over the Target Premium	When premium payment is applied	Guaranteed Maximum: 1.75% of premiums paid Current: 1.75% of premiums paid[2]

Tax Charges:	When premium payment is applied	All taxes may vary over time. Guaranteed Maximums are subject to tax law changes (NYLIAC otherwise does not guarantee any maximum tax charge).

State Premium Tax Charge		Current: 2% of premiums paid

Federal Tax Charge
• Non-Qualified Policy • Qualified Policy		Current: 1.25% of premiums paid None

Deferred Sales Charge
• Surrender[3]	Surrender or lapse in first 10 years, or Face Amount decreases within 10 years	Guaranteed Maximum[4]: $42.49 per $1000 of Face Amount (VUL) $43.32 per $1000 of Face Amount (SVUL)

Surrender Charges • Surrender Charge After Face Amount Increase[3]	Surrender or lapse in first 10 years after the increase, or decrease in Face Amount in first 10 years after the increase	The calculation of the amount and period for the Surrender Charge after a Face Amount Increase will begin on the effective date of that increase. See “Deferred Sales Charge” above.
Surrender Charges • Contract Surrender Charge During First Policy Year	Surrender or lapse in first year	Guaranteed Maximum: $220[5]

Partial Surrender Fee	At time of partial surrender	Guaranteed Maximum: $25[6] Current: $0

Transfer Charge	At time of transfer	Guaranteed Maximum: $30 per transfer in excess of 12 within a Policy Year Current: $0

Guaranteed Minimum Accumulation Benefit (GMAB) Cancellation Fee	When you cancel the GMAB Rider	Guaranteed Maximum: 2% of the Adjusted GMAB Account Value

Insurance Exchange Rider Payment (VUL Only)	When you exercise the benefit	A payment may be required upon exercise depending upon the Cash Surrender Value of the existing and new policies at the time of exchange (one time) [7]

Living Benefits Rider Fee	When you exercise the benefit	$150 (one time)

Overloan Protection Rider Fee	When you exercise the benefit

VUL: Percentage of policy Cash Value that varies by Attained Age of Insured (one time)

SVUL: Percentage of policy Cash Value that varies by Issue Age, Class and Sex of the Insureds and by Face Amount (one time)

1	Current sales expense charges for premiums paid up to the Target Premium are reduced to 4.25% in Policy Years 11 and beyond.
2	Current sales expense charges for premiums paid over the Target Premium are reduced to 0.75% in Policy Years 6-10, and 0.25% in Policy Years 11 and beyond.
3	Exceptions to Surrender Charge:

We will not deduct a surrender charge if:

•	We cancel the policy (other than policy lapse);
•	We pay proceeds upon the death of the insured;
•	We pay a required Internal Revenue Service minimum distribution; or
•	The policy is out of the surrender charge period.
4

For VUL, the Guaranteed Maximum charge illustrated above is for a Male, Age 80, Standard Rating and a $100,000 Face Amount. For SVUL, the Guaranteed Maximum charge illustrated above is for two insureds, both Male, Age 80, Standard Rating and a $100,000 Face Amount. Your surrender charge will be the lesser of 50% of total premiums paid under the policy or a percentage of the Surrender Charge Premium applicable to the Policy Year. For VUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 94% for Policy Year 1; 89% for Policy Year 2; 84% for Policy Year 3; 80% for Policy Year 4; 75% for Policy Year 5; 71% for Policy Year 6; 67% for Policy Year 7; 64% for Policy Year 8; 60% for Policy Year 9, 56% for Policy Year 10 and 0% for Policy Year 11 and beyond. For SVUL, the percentage of the Surrender Charge Premium applicable by Policy Year is: 91% for Policy Year 1; 84% for Policy Year 2; 77% for Policy Year 3; 71% for Policy Year 4; 66% for Policy Year 5; 61% for Policy Year 6; 57% for Policy Year 7; 53% for Policy Year 8; 49% for Policy Year 9, 46% for Policy Year 10 and 0% for Policy Year 11 and beyond. See “Charges Associated with the Policy — Transaction Charges — Surrender Charges” for more information on the calculation of Surrender Charges. The Surrender Charge Premium varies based on individual characteristics, such as gender, issue age, classification of the insured as smoker or non-smoker and Policy Year. The charge shown may not be representative of what you will pay. To obtain more information about particular charges as they apply to your policy, please contact your registered representative. For a Face Amount decrease, the Surrender Charge is equal to the difference between (1) and (2), where (1) is the Surrender Charge calculated on the original Face Amount, and (2) is the Surrender Charge calculated on the new decreased Face Amount.

5

The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 — monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between date of surrender/lapse and the earlier of the reinstatement date and the first anniversary of the Policy Date].

6	The partial surrender fee is applied only in the event of a partial surrender. It is not charged upon a full surrender of the policy.
7

If the Cash Surrender Value of the new policy exceeds the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values will be required. If the Cash Surrender Value of the new policy after the exchange is zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required. These payments will be treated as a premium payment and will be applied to your policy.

The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund’s fees and expenses.

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Monthly Contract Charge	Monthly to Age 100	Guaranteed Maximum $35 per month[1] Current: $35 per month[2]

Cost of Insurance Charge[3,4] (VUL)	Monthly to Age 100	Charge per month per $1000 of Net Amount at Risk

Guaranteed Maximum: $83.33

Minimum Guaranteed: $0.015

Guaranteed Initial Charge for a Representative Insured (Male, Age 40, and Preferred rating) for a $250,000 Face Amount: $0.12

Cost of Insurance Charge[3,4] (SVUL)	Monthly to Age 100 of the younger insured	Charge per month per $1000 of Net Amount at Risk

Guaranteed Maximum: $83.33

Minimum Guaranteed: $0.00002

Guaranteed Initial Charge for a Representative Insured (Male/ Female, Age 55/50, and Preferred rating) for $1M Face Amount: $0.00129

Mortality & Expense Risk Charge	Each Monthly Deduction Day	Charged as annual percentage of Separate Account Value Guaranteed Maximum: 0.75% Current:
		Separate Account Value	Years 1-5	Years 6-10	Years 11-20	Years 21+
		< $25,000	0.55%	0.55%	0.40%	0.35%
		$25,000–$49,999	0.55%	0.50%	0.35%	0.30%
		$50,000–$74,999	0.55%	0.45%	0.30%	0.25%
		$75,000–$99,999	0.55%	0.40%	0.25%	0.20%
		$100,000–$149,999	0.55%	0.35%	0.20%	0.15%
		$150,000 or greater	0.55%	0.30%	0.15%	0.15%

Per Thousand Face Amount Charge (VUL)[3]	Monthly	Charge per $1000 of Face Amount[5]

Guaranteed Maximum: $1.4945

Minimum Guaranteed: $0.03013

Guaranteed Initial Charge for a Male Age 40, preferred rating: $0.1136

(Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)

Per Thousand Face Amount Charge (SVUL)[3]	Monthly for Each Insured	Charge per $1000 of Face Amount[6]

Guaranteed Maximum: $0.70975

Minimum Guaranteed: $0.0448

Guaranteed Initial Charge for a Male/Female, Age 55/50, Preferred: $0.1328

(Initial Charge is based on the issue age, gender, class of risk and Face Amount at issue)

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
Loan Interest	Accrues daily and compounds annually (while loan balance is outstanding)[10]	Annual charge rate as percentage of the loan balance Guaranteed Maximum: 6% Current: 3%[7]

Riders (VUL)
• Guaranteed Minimum Death Benefit (GMDB) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]

• Life Extension Benefit Rider[3]	Monthly beginning at age 90	Charged as a percentage of Cost of Insurance Charge Maximum: 73% Minimum: 1% Representative Insured: (Male, Age 40, Preferred Rating) 47%

• Spouse’s Paid-Up Insurance Purchase Option Rider	N/A	No Charge

• Guaranteed Insurability Rider (GIR)[3]	Monthly until rider expires	Charge per month per $1000 of GIR Face Amount Maximum: $0.46 Minimum: $0.04 Representative Insured: (Male, Age 40, Preferred Rating) $0.23 in the first Policy Year.

• Monthly Deduction Waiver Rider[3]	Monthly until rider expires

Charged as a percentage of Monthly Deduction

Maximum: 231% (for policies applied for on or after May 1, 2014); 77% (for policies applied for before May 1, 2014)

Minimum: 8%

Representative insured: (Male, Age 40, Preferred Rating) 11% for the first Policy Year.

• Accidental Death Benefit (ADB) Rider[3]	Monthly until rider expires

Charge per $1000 of ADB Face Amount

Maximum: $0.45 (for policies applied for on or after May 1, 2014); $0.15 (for policies applied for before May 1, 2014)

Minimum: $0.05

Representative Insured: (Male, Age 40, Preferred Rating) $0.06

• Children’s Insurance Rider	Monthly until rider expires	$0.45 per $1000 of Rider Face Amount

• Term Insurance on Other Covered Insured (OCI) Rider[3]	Monthly until rider expires	Charge per $1000 of OCI Face Amount Guaranteed Maximum: $83.33 Minimum Guaranteed: $0.02 Representative Insured: (Male, Age 40, Preferred Rating) $0.12 in the first Policy Year

• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value

• Waiver of Specified Premium (WSP) Rider[3]	Monthly until rider expires	Charge per $1000 of WSP Amount Maximum: $217.50 Minimum: $26.00 Representative Insured: (Male, Age 35, Preferred Rating) $47.40
Riders (SVUL)
• Guaranteed Minimum Death Benefit (GMDB) Rider[8]	Monthly until rider expires	$0.01 per $1000 of Face Amount coverages of policy and riders[9]

PERIODIC CHARGES OTHER THAN FUNDS’ OPERATING EXPENSES
Charge	When Charge Is Deducted	Amount Deducted

• Life Extension Benefit Rider[3]	Monthly after younger insured attains age 90	Charged as a percentage of Cost of Insurance Charge Maximum: 131% Minimum: 1% Representative Insured: (Male/Female, Age 55/50, Preferred Rating) 68%

• Level First-to-Die Term Rider[3]	Monthly until rider expires	Charge per $1000 of Term Insurance Face Amount Guaranteed Maximum: $83.33 Minimum Guaranteed: $0.08 Representative Insured: (Male/Female, Age 55/50, Preferred Rating) $0.69

• Estate Protection Rider (EPR)[3]	Monthly until rider expires	Charge per $1000 of EPR Face Amount Guaranteed Maximum: $83.33333 Minimum Guaranteed: $0.00455 Representative Insured: (Male/Female, Age 55/50, Preferred Rating) $0.00461

• Guaranteed Minimum Accumulation Benefit (GMAB) Rider	Monthly until rider expires	Guaranteed Maximum: Annual Rate of 1.50% of the Adjusted GMAB Account Value

(1)	Guaranteed monthly contract charges are reduced to $15 in Policy Years 2 and beyond.
(2)	Current monthly contract charges are reduced to $15 in Policy Years 2-10 and $10 in Policy Years 11 and beyond.
(3)

This cost varies based on characteristics of the insured(s) and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your registered representative.

(4)

The cost of insurance shown here does not reflect any applicable Flat Extra charge, which may be imposed based on our underwriting. Even if a Flat Extra is imposed, your Cost of Insurance Charge will never exceed the Guaranteed Maximum Charge listed in the table above. For more information on Flat Extra charges, see the sections on ”Definitions” and ”Charges Associated with the Policy—Deductions from Cash Value—Charge for Cost of Insurance Protection.”

(5)	Current charges are reduced in Policy Years 11 to 20 and are 0.00% thereafter for all risk classes.
(6)	Current charges are reduced in Policy Years 11 to 30 and are 0.00% thereafter for all risk classes.
(7)

The current loan interest rate is reduced to 2.00% annually in Policy Years 11 and beyond. For policies issued before May 1, 2012, the current loan interest rate is 4.00% in Policy Years 1 – 10 and is reduced to 3.00% in Policy Years 11 and beyond.

(8)	This rider is not available with Life Insurance Benefit Option 3 or with policies with substandard ratings.
(9)

In addition to the charge listed above, you must make certain premium payments — the monthly Guaranteed Minimum Death Benefit (GMDB) premium — into your policy to keep the rider in force. The amount of the monthly GMDB premium varies by policy and is listed on your Policy Data Page and is subject to change if you modify your policy or attached riders. We perform a GMDB premium test monthly to determine if you have made enough cumulative premium payments to keep the rider in effect.

(10)

Loan interest accrues daily but is not deducted from the policy’s Cash Value. Any loan interest not paid when due will become part of the policy loan and will also accrue interest. See “When Loan Interest is Due” for additional information.

The next table shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2018. Fund expenses may be higher or lower in the future. More information concerning each underlying Fund’s fees and expenses is contained in the prospectus for each Fund.

Funds’ Annual Operating Expenses (expenses that are deducted from Fund assets)[1]
	Minimum	Maximum
Total Annual Fund Companies’ Operating Expenses[2]	0.19%	1.43%

(1)   Expressed as a percentage of average net assets for the fiscal year ended December 31, 2018. This information is provided by the Funds and their agents. The information is based on 2018 expenses. We have not verified the accuracy of the information provided by Funds that are not affiliated with us.

(2)   Expenses that are deducted from Fund Company assets, including management fees, distribution (12b-1) fees, service fees, and other expenses.

DEFINITIONS

1933 Act: The Securities Act of 1933, as amended.

1940 Act: The Investment Company Act of 1940, as amended.

AAR: Automatic Asset Rebalancing.

Adjusted Total Premium: The total premiums paid minus any partial surrenders and any associated processing fees. This amount will never be less than zero. This is used in the calculation of Life Insurance Benefit Option 3.

Asset Allocation Model: A model portfolio comprised of Investment Divisions of the Separate Account. The model portfolio is designed by QS Investors, LLC and based primarily on investment risk. Available only on SVUL policies.

Business Day: Any day on which the New York Stock Exchange is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the New York Stock Exchange, if earlier. (Each Business Day is a Valuation Day).

Cash Surrender Value: The Cash Value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.

Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.

Cash Value Accumulation Test (“CVAT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Cost of Insurance Charge: A charge that is deducted from your policy’s Cash Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The initial rate of the monthly Cost of Insurance Charge is based upon our underwriting of your policy. Your Cost of Insurance Charge may vary from month to month depending on cost of insurance rates and the Net Amount at Risk. For more information, please see “Charges Associated with the Policy—Cost of Insurance Charge”.

Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate, which we declare periodically, but which will never be less than an annual rate of 2%. Interest accrues and is credited on a daily basis.

Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes made to the initial face amount.

FINRA: The Financial Industry Regulatory Authority, Inc.

Fixed Account: An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change but will never be less than 3% for policies issued prior to May 1, 2012 and 2% for policies issued on or after May 1, 2012. The Fixed Account is supported by assets in NYLIAC’s General Account. The amount in the Fixed Account earns interest and is credited on a daily basis.

Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.

Fund: An open-end management investment company.

General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. For VUL policies, we allocate any Net Premium payments you make during the Free Look period to this account. For SVUL policies, we allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.

GMAB Allocation Alternatives: The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”

GMAB Investment Divisions: The Investment Divisions currently available as GMAB Allocation Alternatives.

Good Order: A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Guideline Premium Test (“GPT”): An IRS test to determine whether a policy can be considered life insurance. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Initial Premium Transfer Date: The date on which initial Net Premiums and any accumulated interest is transferred from the General Account to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. For SVUL, the Initial Premium Transfer Date is generally the later of the Issue Date and the date we receive the full initial premium payment in Good Order. For VUL, the Initial Premium Transfer Date is generally the end of the Free Look period.

Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.

IRC: Internal Revenue Code of 1986, as amended.

IRS: The Internal Revenue Service.

Issue Date: The date we issue the policy as specified on the Policy Data Page.

Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.

Monthly Deduction Charges: The monthly contract charge, the Cost of Insurance Charge, the Mortality and Expense Risk charge, the per thousand face amount charge, and any applicable rider charges deducted from your policy’s Cash Value.

Monthly Deduction Day: The date that we deduct your monthly contract charge, the cost of insurance charge, the Mortality and Expense Risk Charge, the per thousand face amount charge, and any rider charges from your policy’s Cash Value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the later of the Issue Date and the date we receive the full initial premium payment in Good Order. If the later of the Issue Date and the date we receive the full initial premium payment and the Policy Date of the policy are different, deductions made on the Monthly Deduction Day will include the monthly deductions that would have been made on each Monthly Deduction Day for the period from the Policy Date to the later of the Issue Date and the date we receive the full initial premium payment in Good Order, as if the policy were issued on the Policy Date. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.

Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

Net Amount at Risk: The difference between (i) the Life Insurance Benefit divided by 1.00327, and (ii) the policy’s Cash Value. See “Deductions from Cash Value—Charge for Cost of Insurance Protection” for more information.

Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.

Non-Qualified Policy: A variable universal life insurance policy that is not a Qualified Policy.

NYLIAC: New York Life Insurance and Annuity Corporation.

NYLIC: New York Life Insurance Company.

NYLIFE Distributors: NYLIFE Distributors, LLC.

NYLIFE Securities: NYLIFE Securities, LLC.

PIN: A Personal Identification Number.

Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy’s specifications.

Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.

Portfolio(s): See “Eligible Portfolios”.

Qualified Plan: An employee benefit plan that is intended to qualify for special federal income tax treatment under Section 401(a) of the IRC.

Qualified Policy: A variable universal life insurance policy owned by a Qualified Plan.

SEC: The Securities and Exchange Commission.

Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.

Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.

Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.

Target Premium: An amount used to determine the premium expense charges to be deducted from your premium payment in a given Policy Year. The amount of the Target Premium is derived from the policy’s Face Amount and the insured’s age, gender, and risk class. The Target Premium may change if the policy’s Face Amount is increased or decreased or other policy changes.

VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.

www.newyorklife.com: Through www.newyorklife.com, you can get up-to-date information about your policy. See “Management and Organization—How to Reach Us for Policy Services” for more information.

MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation (“NYLIAC”)

(a wholly-owned subsidiary of New York Life Insurance Company)

51 Madison Avenue

New York, NY 10010

YOUR POLICY

The policy is offered by NYLIAC. Net Premiums allocated to the Investment Divisions are invested in NYLIAC Variable Universal Life Separate Account-I (the “Separate Account”), which has been in existence since June 4, 1993. The policy offers (1) life insurance protection, (2) a choice of Life Insurance Benefit options, (3) flexible premium payments where you decide the timing and amount of each payment, (4) the ability to increase or decrease the policy’s Face Amount of insurance (within certain limits), (5) access to the policy’s Cash Surrender Value through loans and partial surrenders, and (6) the ability to invest in up to 21 Investment Options, including the Investment Divisions, the Fixed Account and/or the DCA Plus Account. For SVUL policies only, you may also allocate your policy Cash Value to one of five Asset Allocation Models at no extra charge.

The policies are variable. This means that the Cash Value allocated to the Separate Account will fluctuate based on the investment experience of the Investment Divisions you select. The interest credited on the money allocated to the Fixed Account and the DCA Plus Account may also vary. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. Each Investment Division has its own investment objective and investment strategy. As a consequence, some Investment Divisions are riskier than others. We offer no assurance that the investment objectives of the Investment Divisions will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

State Variations

Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. The material state variations are specified in the ”State Variations” appendix to this prospectus. All state variations will be included in your policy, or in riders or endorsements attached to your policy. Please contact your registered representative or us for specific information that may be applicable to your state.

ABOUT THE SEPARATE ACCOUNT

NYLIAC Variable Universal Life Separate Account-I is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by NYLIAC’s Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the 1940 Act. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC’s Fixed Account or DCA Plus Account, or any other separate account of NYLIAC.

The Separate Account currently includes the 72 Investment Divisions available under the policy. On the Initial Premium Transfer Date, Net Premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

OUR RIGHTS

We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws, including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

Specifically, we reserve the right to:

•	add, close, substitute or remove any Investment Division (and the shares of an associated Eligible Portfolio);

•	create new separate accounts;

•	combine the Separate Account with one or more other separate accounts;

•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

•	deregister the Separate Account under the 1940 Act;

•	manage the Separate Account under the direction of a committee or discharge such committee at any time;

•	transfer the assets of the Separate Account to one or more other separate accounts;

•	restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account, in accordance with applicable law; and

•	change the name of the Separate Account.

We may remove an Investment Division even if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals. We may also add new Investment Divisions and/or close one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners. If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change.

THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to our various separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, and the Fixed Account and DCA Plus Account are not registered as investment companies under the 1940 Act. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

You can reach us by mail, by telephone or online.

• Written Service Requests

Most service requests are required to be in writing and all must be in Good Order. All written service requests must be sent to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed service requests, however we reserve the right to accept them at our discretion.

All NYLIAC requirements must be met in order for us to deem your request in Good Order and process it. Please review all service request forms carefully and provide all required information as applicable to the transaction. If your request is not in Good Order, we will not be able to process your service request. We will make every reasonable attempt to notify you of this situation. It is important that you inform NYLIAC of an address change so that you can receive important statements.

• Telephone Service Requests

For telephonic requests, or if you wish to speak to a Customer Service Representative, you can reach us by phone on our toll-free number (1-800-598-2019).

• Online Service at www.newyorklife.com

Through www.newyorklife.com, you can get up-to-date information about your policy and request fund transfers and allocation changes. Through www.newyorklife.com, you can also request partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (See “Description of the Policy—Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. Through www.newyorklife.com, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Transfers, allocation changes, and loan requests received after 4:00 p.m. (Eastern Time) or on a non-Business Day, will be processed and priced as of the next Business Day.

We make online service at www.newyorklife.com available at our discretion. In addition, availability of online service may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Currently, online service at www.newyorklife.com is available Monday through Friday, from 6:00 a.m. to 4:00 a.m., Saturdays from 6:00 a.m. to 2:00 a.m., and Sundays from 7:00 a.m. to 1:00 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between investment options;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Investor Profile; and

•	enroll in electronic delivery of select policy mailing and notifications.

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your Policy online at www.newyorklife.com after login. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Third-Party Access to Your Account

You can authorize a third party, including a joint policyowner, to access your policy information and make transfers among Investment Divisions and/or the Fixed Account, allocation changes, and other permitted transactions on your behalf through a Customer Service Representative. You may also authorize your registered representative to make transfers among Investment Divisions and/or the Fixed Account by telephone. To do so, you must send the VPSC a Telephone Authorization Form in Good Order to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

Registered Representative Actions

You may authorize us to accept electronic or telephone instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among Investment Options, Automatic Asset Rebalancing (AAR) updates (if applicable), and changes to your investment objective and/or risk tolerance. Only your registered representative can make these requests by telephone. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.

To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Variable Product Electronic and Telephone Trading Authorization Form in Good Order to the VPSC at one of the addresses noted on the first page of this prospectus (or any other address we indicate to you in writing). We may revoke or deny Trading Authorization privileges for certain policyowners (See “Description of the Policy—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with our procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. For information on how to initiate a transfer between Investment Divisions, or request a partial surrender, please refer to the sections titled “Transfers Among Investment Divisions, the Fixed Account and DCA Plus Account” or “Partial Surrenders” in this prospectus. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

FUNDS AND ELIGIBLE PORTFOLIOS

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of Net Premium payments to an Investment Division corresponding to a particular Eligible Portfolio.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated investment objectives.

The Funds’ shares may be available to certain other separate accounts we use to fund our variable annuity contracts offered by NYLIAC. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to Qualified Policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds’ investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC—New York Life Investment Management LLC—manages the MainStay VP Funds Trust and that was a factor in its selection.

We also receive payments or compensation from the Funds or their investment advisors, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing and administering the Policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

The Portfolios of each Fund, along with their advisors and investment objectives, are listed in the following table. For more information about each of these Portfolios, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy’s Cash Value to an Investment Division corresponding to a particular Portfolio. Please contact us at 1-800-598-2019, or contact your registered representative, if you do not have the accompanying book of underlying Fund prospectuses.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Funds Trust: MainStay VP Balanced—Initial Class	New York Life Investment Management LLC (“New York Life Investments”)* Subadvisers: NYL Investors LLC (“NYLI”)* and MacKay Shields LLC (“MacKay”)*	• Seeks total return.

MainStay VP Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks total return.

MainStay VP Conservative Allocation—Initial Class	New York Life Investments	• Seeks current income and, secondarily, long-term growth of capital.

MainStay VP Cushing® Renaissance Advantage—Initial Class	New York Life Investments Subadviser: Cushing® Asset Management, LP	• Seeks total return.

MainStay VP Eagle Small Cap Growth—Initial Class	New York Life Investments Subadviser: Eagle Asset Management, Inc.	• Seeks long-term capital appreciation.

MainStay VP Emerging Markets Equity—Initial Class[1]	New York Life Investments Subadvisers: Candriam Belgium* and MacKay	• Seeks long-term capital appreciation.

MainStay VP Epoch U.S. Equity Yield—Initial Class	New York Life Investments Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	• Seeks current income and capital appreciation.

MainStay VP Fidelity Institutional AM® Utilities (formerly MainStay VP MFS® Utilities)—Initial Class	New York Life Investments Subadviser: FIAM LLC	• Seeks total return.

MainStay VP Floating Rate—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks high current income.

MainStay VP Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital.

MainStay VP Income Builder—Initial Class	New York Life Investments Subadvisers: Epoch and MacKay	• Seeks current income consistent with reasonable opportunity for future growth of capital and income.

MainStay VP Indexed Bond—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Fund’s primary benchmark index.

MainStay VP IQ Hedge Multi-Strategy (formerly MainStay VP Absolute Return Multi-Strategy)—Initial Class[2]	New York Life Investments Subadviser: IndexIQ Advisors LLC*

•  Seeks investment returns that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the IQ Hedge Multi-Strategy Index. The IQ Hedge Multi-Strategy Index seeks to achieve performance similar to the overall hedge fund universe by replicating the “beta” portion of the hedge fund return characteristics (i.e., that portion of the returns that are non-idiosyncratic, or unrelated to manager skill) by using the following hedge fund investment styles: long/short equity; global macro; market neutral; event-driven; fixed-income arbitrage; and emerging markets.

MainStay VP Janus Henderson Balanced—Initial Class	New York Life Investments Subadviser: Janus Capital Management LLC	• Seeks long-term capital growth, consistent with preservation of capital and balanced current income.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
MainStay VP Large Cap Growth—Initial Class	New York Life Investments Subadviser: Winslow Capital Management, Inc.	• Seeks long-term growth of capital.
MainStay VP MacKay Common Stock—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay Convertible—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks capital appreciation together with current income.

MainStay VP MacKay Government—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks current income.

MainStay VP MacKay Growth—Initial Class[1]	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay High Yield Corporate Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

MainStay VP MacKay International Equity—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay Mid Cap Core—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay S&P 500 Index—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

MainStay VP MacKay Small Cap Core—Initial Class[3]	New York Life Investments Subadviser: MacKay	• Seeks long-term growth of capital.

MainStay VP MacKay Unconstrained Bond—Initial Class	New York Life Investments Subadviser: MacKay	• Seeks total return by investing primarily in domestic and foreign debt securities.

MainStay VP Mellon Natural Resources (formerly MainStay VP VanEck Global Hard Assets)—Initial Class	New York Life Investments Subadviser: Mellon Investments Corporation	• Seeks long-term capital appreciation.

MainStay VP Moderate Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP Moderate Growth Allocation—Initial Class	New York Life Investments	• Seeks long-term growth of capital, and secondarily, current income.

MainStay VP PIMCO Real Return—Initial Class	New York Life Investments Subadviser: Pacific Investment Management Company LLC	• Seeks maximum real return, consistent with preservation of real capital and prudent investment management.

MainStay VP T. Rowe Price Equity Income—Initial Class[1]	New York Life Investments Subadviser: T. Rowe Price Associates, Inc.	• Seeks a high level of dividend income and long-term capital growth primarily through investments in stocks.

MainStay VP U.S. Government Money Market—Initial Class	New York Life Investments Subadviser: NYLI	• Seeks a high level of current income while preserving capital and maintaining liquidity.

AB Variable Products Series Fund, Inc.: AB VPS Small/Mid Cap Value Portfolio—Class A	AllianceBernstein L.P.	• Seeks long-term growth of capital.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds): Invesco V.I. American Value Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Invesco V.I. International Growth Fund—Series I Shares	Invesco Advisers, Inc.	• Seeks long-term growth of capital.

American Funds Insurance Series®: American Funds IS Asset Allocation Fund—Class 2	Capital Research and Management CompanySM	• Seeks high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds IS Blue Chip Income and Growth Fund—Class 2	Capital Research and Management CompanySM	• Seeks to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

American Funds IS Global Small Capitalization Fund—Class 2	Capital Research and Management CompanySM	• Seeks long-term growth of capital.

American Funds IS Growth Fund—Class 2	Capital Research and Management CompanySM	• Seeks to provide growth of capital.

American Funds IS New World Fund®—Class 2	Capital Research and Management CompanySM	• Seeks long-term capital appreciation.

BlackRock® Variable Series Funds, Inc.: BlackRock® Global Allocation V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks high total investment return.

BlackRock® Variable Series Funds II, Inc.: BlackRock®High Yield V.I. Fund—Class I	BlackRock Advisors, LLC	• Seeks to maximize total return, consistent with income generation and prudent investment management.

Columbia Funds Variable Series Trust II: Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	Columbia Management Investment Advisers, LLC Subadviser: Threadneedle International Limited	• Seeks to provide shareholders with total return.

Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	Columbia Management Investment Advisers, LLC	• Seeks to provide shareholders with high total return through current income, and secondarily, through capital appreciation.

Delaware VIP® Trust: Delaware VIP® Emerging Markets Series—Standard Class	Delaware Management Company	• Seeks long-term capital appreciation.

Delaware VIP® Small Cap Value Series—Standard Class	Delaware Management Company	• Seeks capital appreciation.

Deutsche DWS Investments VIT Funds (formerly Deutsche Investments VIT Funds): DWS Small Cap Index VIP (formerly Deutsche Small Cap Index VIP)—Class A	DWS Investment Management Americas Inc. Subadviser: Northern Trust Investments, Inc.	• Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.

Deutsche DWS Variable Series II (formerly Deutsche Variable Series II): DWS Alternative Asset Allocation VIP (formerly Deutsche Alternative Asset Allocation VIP)—Class A	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	• Seeks capital appreciation.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives
DWS Small Mid Cap Value VIP (formerly Deutsche Small Mid Cap Value VIP)—Class A	DWS Investment Management Americas Inc.	• Seeks long-term capital appreciation.

Dreyfus Investment Portfolios: Dreyfus IP Technology Growth Portfolio—Initial Shares	The Dreyfus Corporation	• Seeks capital appreciation.

Fidelity® Variable Insurance Products Funds: Fidelity® VIP ContrafundSM Portfolio—Initial Class	Fidelity Management & Research Company (“FMR”) Subadvisers: FMR Co., Inc., an affiliate of FMR (“FMRC”), and other investment advisers	• Seeks long-term capital appreciation.

Fidelity® VIP Emerging Markets Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.

Fidelity® VIP Equity-Income PortfolioSM—Initial Class	FMR Subadvisers: FMRC and other investment advisers

•   Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	FMRC	• Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

Fidelity® VIP Growth Opportunities Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks to provide capital growth.

Fidelity® VIP Health Care Portfolio—Initial Class	Fidelity SelectCo, LLC, an affiliate of FMR Subadvisers: FMRC and other investment advisers	• Seeks capital appreciation.

Fidelity® VIP Mid Cap Portfolio—Initial Class	FMR Subadvisers: FMRC and other investment advisers	• Seeks long-term growth of capital.

Janus Aspen Series: Janus Henderson Enterprise Portfolio—Institutional Shares	Janus Capital Management LLC (“Janus”)	• Seeks long-term growth of capital.

Janus Henderson Global Research Portfolio—Institutional Shares	Janus	• Seeks long-term growth of capital.

Legg Mason Partners Variable Equity Trust: ClearBridge Variable Appreciation Portfolio—Class I	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	• Seeks long-term appreciation of capital.

Funds and Eligible Portfolios	Investment Adviser	Investment Objectives

Lincoln Variable Insurance Products Trust: LVIP SSgA International Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.

LVIP SSgA Mid-Cap Index Fund—Standard Class	Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	• Seeks to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.

MFS® Variable Insurance Trust: MFS® Investors Trust Series—Initial Class	Massachusetts Financial Services Company (“MFS”)	• Seeks capital appreciation.

MFS® New Discovery Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Research Series—Initial Class	MFS	• Seeks capital appreciation.

MFS® Variable Insurance Trust II: MFS® International Value Portfolio—Initial Class	MFS	• Seeks capital appreciation.

Morgan Stanley Variable Insurance Fund, Inc.: Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	Morgan Stanley Investment Management Inc.

•  Seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	Neuberger Berman Investment Advisers LLC	• Seeks growth of capital.

PIMCO Variable Insurance Trust: PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) (formerly PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged))—Institutional Class	Pacific Investment Management Company LLC (“PIMCO”)	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Low Duration Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO VIT Total Return Portfolio—Institutional Class	PIMCO	• Seeks maximum total return, consistent with preservation of capital and prudent investment management.

*	An affiliate of NYLIAC.
1

Premiums or transfers will only be accepted into this Investment Division from policyowners already invested in this Investment Division. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

2

Effective November 30, 2018, the MainStay VP Absolute Return Multi-Strategy Portfolio merged into the MainStay VP IQ Hedge Multi-Strategy Portfolio, followed by the complete liquidation of the MainStay VP Absolute Return Multi-Strategy Portfolio.

3	Effective May 1, 2019, the MainStay VP Epoch U.S. Small Cap Portfolio merged into the MainStay VP MacKay Small Cap Core Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios or any Asset Allocation Model. NYLIAC is not responsible for choosing the Investment Divisions, the amounts allocated to each, or the Asset Allocation Model that is selected. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios or Asset Allocation Model you have chosen. You should consult with your registered representative to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. (For factors bearing on selection of an Asset Allocation Model, see “Management and Organization—Asset Allocation Models” below.) After you select Investment Divisions or an Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose a maximum of 21 Investment Options for Net Premium payments from the 72 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. You can transfer all or part of the Cash Value of your policy among the Investment Options tax-free and within the limits described in this prospectus. For your convenience, you may also allocate your policy Cash Value in accordance with one of five Asset Allocation Models (for SVUL policies only) at no extra charge.

The Investment Divisions offered through the policies and described in this prospectus and the SAI are different and may have different investment performance from mutual funds that may have similar names, the same adviser, the same investment objective and policies, and substantially similar portfolio securities.

Although we do not currently offer any Portfolios that offer such strategies, in the future, some of the Eligible Portfolios may use what are known as “volatility management strategies.” Volatility management strategies are designed to reduce the overall volatility and provide risk-adjusted returns over time. During rising markets, a volatility management strategy, however, could cause your policy Cash Value to rise less than would have been the case had you been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. Conversely, investing in a fund that features a volatility management strategy may be helpful in a declining market when high market volatility triggers a reduction in the fund’s equity exposure, because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your policy’s Cash Value may decline less than would have been the case had you not been invested in a fund that features a volatility management strategy. The success of the volatility management strategy of a fund depends, in part, on the investment adviser’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the fund’s benefit. In addition, the cost of implementing a volatility management strategy may negatively impact performance. There is no guarantee that a volatility management strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected. For more information about the Eligible Portfolios and the investment strategies they employ, please refer to the Funds’ current prospectuses.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in government securities, cash, and repurchase agreements secured by government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all Policy transfers, surrenders, withdrawals, and benefit payments from the portfolio.

Reinvestment

We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

ASSET ALLOCATION MODELS

One or more Asset Allocation Models are made available by us in connection with the SVUL policies, at no extra charge. The Asset Allocation Models are designed and intended to be used within the context of your relationship with your registered representative. Currently, you can work with your registered representative to select one of five Asset Allocation Models, with each specifying percentage allocations across various Investment Divisions available through your policy. Each Model corresponds with one of the five Investment Objectives identified in your Investor Profile. If you wish to allocate your policy’s Cash Value in accordance with an Asset Allocation Model, you may do so by calling us toll-free at 1-800-598-2019, logging in online at www.newyorklife.com, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. On the Initial Premium Transfer Date, we will allocate your policy’s Cash Value in accordance with the percentages specified below for the Model you select. The Models are comprised only of available Investment Divisions and do not include allocations to the Fixed Account or the DCA Plus Account.

Each Asset Allocation Model is designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. Working with your registered representative, you can use the Asset Allocation Models to help you diversify your policy’s Cash Value among asset classes to seek to attain an investment goal and reduce volatility over the long term.

If you wish to allocate your policy’s cash value in accordance with an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate the Asset Allocation Models and their attendant risks and select an Asset Allocation Model that is suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representatives, we have no discretionary authority or control over your investment decisions. We make available educational information and materials (e.g., an Investor Profile and Fund prospectuses) that can help you and your registered representative select an Asset Allocation Model. Consequently, you, along with your registered representative, are responsible for your decision to allocate your policy’s Cash Value in accordance with the Asset Allocation Models and for your selection of the Asset Allocation Model that is best for you. Tools used to assess your risk tolerance and investment objective, such as the Investor Profile, may not be accurate and could be less effective if your circumstances change over time.

The following SVUL Asset Allocation Models are available for allocation on or after May 1, 2018:

Conservative

20% MainStay VP Balanced – Initial Class	20% MainStay VP Bond – Initial Class
20% MainStay VP MacKay Government – Initial Class	15% MainStay VP PIMCO Real Return – Initial Class
10% MainStay VP Conservative Allocation – Initial Class	10% MainStay VP Income Builder – Initial Class
5% MainStay VP MacKay High Yield Corporate Bond –Initial Class
Moderately Conservative

10% MainStay VP Bond – Initial Class

10% DWS Alternative Asset Allocation VIP – Class A

8% MainStay VP MacKay Government – Initial Class

6% MainStay VP PIMCO Real Return – Initial Class

5% MainStay VP MacKay S&P 500 Index – Initial Class

5% Columbia Variable Portfolio –Emerging Markets Bond Fund –
       Class 1

5% MFS® Investors Trust Series – Initial Class

5% PIMCO VIT International Bond Portfolio

      (U.S. Dollar-Hedged) – Institutional  Class

10% PIMCO VIT Total Return Portfolio – Institutional Class

9% MainStay VP Indexed Bond – Initial Class

7% MainStay VP MacKay High Yield Corporate Bond – Initial Class

5% MainStay VP MacKay Mid Cap Core – Initial Class

5% American Funds IS Blue Chip Income and Growth Fund - Class 2

5% Fidelity® VIP Equity-Income PortfolioSM – Initial Class

5% MFS® Research Series – Initial Class

Moderate
10% MainStay VP MacKay S&P 500 Index – Initial Class	10% DWS Alternative Asset Allocation VIP – Class A

8% MainStay VP Bond – Initial Class

7% MainStay VP Indexed Bond – Initial Class

6% MainStay VP MacKay Government – Initial Class

5% MainStay VP PIMCO Real Return – Initial Class

5% American Funds IS New World Fund® – Class 2

5% Fidelity® VIP Equity-IncomeSM Portfolio – Initial Class

5% MFS® Investors Trust Series – Initial Class

7% MainStay VP MacKay High Yield Corporate Bond – Initial Class
7% PIMCO VIT Total Return Portfolio – Institutional Class
5% MainStay VP MacKay Mid Cap Core – Initial Class
5% American Funds IS Blue Chip Income and Growth Fund –
Class 2
5% Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 1
5% MFS® International Value Portfolio – Initial Class
5% MFS® Research Series – Initial Class
Moderately Aggressive
10% MainStay VP MacKay S&P 500 Index – Initial Class

10% DWS Alternative Asset Allocation VIP – Class A

7% MainStay VP MacKay Mid Cap Core – Initial Class

7% PIMCO VIT Total Return Portfolio – Institutional Class

6% MFS® Investors Trust Series – Initial Class

5% MainStay VP PIMCO Real Return – Initial Class

5% ClearBridge Variable Appreciation Portfolio – Class I

5% Fidelity® VIP Equity-Income PortfolioSM – Initial Class

5% MFS® Research Series – Initial Class

7% MainStay VP MacKay High Yield Corporate Bond –Initial Class
7% American Funds IS Blue Chip Income and Growth Fund – Class 2
6% MainStay VP Bond – Initial Class
5% MainStay VP MacKay International Equity – Initial Class
5% American Funds IS New World Fund® – Class 2
5% Columbia Variable Portfolio –Emerging Markets Bond Fund – Class 1
5% MFS® International Value Portfolio – Initial Class

Aggressive

10% MainStay VP MacKay S&P 500 Index – Initial Class

8% American Funds IS Blue Chip Income and Growth Fund –

      Class 2

7% MainStay VP MacKay Mid Cap Core – Initial Class

6% MFS® Investors Trust Series – Initial Class

5% MainStay VP MacKay International Equity – Initial Class

5% Columbia Variable Portfolio – Emerging Markets Bond Fund

      – Class 1

5% Fidelity® VIP ContrafundSM Portfolio – Initial Class

10% DWS Alternative Asset Allocation VIP – Class A

8% Janus Henderson Global Research Portfolio – Institutional

      Shares

6% Fidelity® VIP Emerging Markets Portfolio – Initial Class

5% MainStay VP MacKay High Yield Corporate Bond – Initial

      Class

5% American Funds IS New World Fund® – Class 2

5% ClearBridge Variable Appreciation Portfolio – Class I

5% Fidelity® VIP Equity-Income PortfolioSM – Initial Class

5% MFS® Research Series – Initial Class

5% MFS® International Value Portfolio – Initial Class

The weighted average of expenses for the 2019 Asset Allocation Models are: Conservative 0.74%; Moderately Conservative 0.74%; Moderate 0.74%; Moderately Aggressive 0.80%; and Aggressive 0.78%. All fund expenses are based on the management fees, administrative fees and other expenses for all relevant Investment Divisions effective as of May 1, 2018 and weighted by the assets invested in the relevant Investment Divisions as of December 31, 2018. Future fees and expenses may be higher.

Initial Premium Allocation and Restrictions

If you elect to allocate your policy’s Cash Value in accordance with an Asset Allocation Model at the time your policy is issued, the full amount of your initial premium payment will be allocated to the Investment Divisions in the percentages designated in the Asset Allocation Model you select. Any subsequent premium payments you make will also be allocated according to your Asset Allocation Model, unless you instruct us otherwise in writing.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Interest Sweep or Expense Allocation options as long as your Cash Value is allocated exclusively to an Asset Allocation Model. You also may not elect the Dollar Cost Averaging option if you are allocated to an Asset Allocation Model. If you have elected the GMAB Rider, you may only elect the Conservative Asset Allocation Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives required by the GMAB Rider. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions” for more information.)

Transfers and Ongoing Allocations to the Models

You may transfer your policy’s Cash Value out of the Investment Divisions associated with an Asset Allocation Model at any time, reallocating the Cash Value to other Investment Divisions, a different Asset Allocation Model (subject to availability), or the Fixed Account. If you have elected the GMAB Rider, these transfers will be subject to the investment restrictions required by that Rider. If you wish to remove funds from your current Asset Allocation Model, and/or allocate funds to another Model, you may do so by calling us toll-free at 1-800-598-2019, logging in online at www.newyorklife.com, or by notifying us in writing at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), subject to model availability. Although each Investment Division within a selected Asset Allocation Model will be counted toward the maximum of 21 permitted Investment Options, all transfers into, or out of, the Investment Divisions associated with an Asset Allocation Model will count as one transfer and are subject to the conditions and restrictions listed in “Description of the Policy” below. If you elect to allocate your initial Net Premium payment to the DCA Plus Account, we will make monthly transfers in accordance with your instructions from the DCA Plus Account into the Investment Divisions associated with the Asset Allocation Model you have chosen.

Because returns from each Investment Division in the Asset Allocation Models will vary, over time the percentage of your policy’s Separate Account Cash Value that is allocated to each Investment Division included in the Asset Allocation Model you select may not remain at the initial percentages set forth above. To keep your Separate Account Cash Value at these initial percentages in line with your current Investment

Objective, consider choosing the Automatic Asset Rebalancing (AAR) option. (See “Description of the Policy—Options Available at No Additional Charge—Automatic Asset Rebalancing” for more information.) For SVUL policies applied for on or after May 1, 2018, the model portfolio you choose will be automatically rebalanced on an annual basis using the AAR option.

You should review the Model you have selected periodically to determine whether it is still appropriate for you.

Changes to Asset Allocation Models

The Asset Allocation Models are static. This means that the underlying Investment Divisions within each Asset Allocation Model will not change over time, however gains and/or losses from the Investment Divisions in a model will cause the model’s original percentages to shift. You may rebalance your allocation(s) to an Asset Allocation Model to reflect the model’s original percentages by calling us toll-free at 1-800-598-2019, notifying us in writing, or by choosing the AAR option. For SVUL policies applied for on or after May 1, 2018, if your Cash Value is $2,500 or more, amounts allocated to a model will be rebalanced annually to reflect the model’s original percentages using the policy’s AAR option. If you wish to rebalance your allocations more frequently than annually, or if you would like to opt out of the AAR option, you may do so at any time by calling us toll-free at 1-800-598-2019.

The available Asset Allocation Models may change from time to time. We may create new Asset Allocation Models with asset allocations or Investment Divisions that vary from those of existing Asset Allocation Models. We will notify you if we offer new Asset Allocation Models, if there is a material change in our arrangement with our Asset Allocation Model designer, or if we terminate our Asset Allocation Model program. We will not reallocate your policy’s Cash Value, or change your premium allocation instructions, in response to these changes. However, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations, or closures. We will notify you in writing of any such events and seek your instructions on how you want your policy Cash Value or premiums reallocated.

You may obtain information about new or updated Asset Allocation Models, or about Asset Allocation Models that are no longer available for new investment, by contacting your registered representative. You should consult your registered representative periodically to consider whether any model you have selected is still suitable for you. In some instances, there may be Asset Allocation Models that are no longer available after you remove your funds from them. If an Asset Allocation Model is closed to new investments and you have funds allocated to it, you may rebalance your existing funds in the model as specified above. You may change your model allocations at any time and reallocate the funds to other Investment Divisions or another Asset Allocation Model, subject to investment restrictions for maintaining certain optional riders.

The Asset Allocation Models were designed on our behalf, and provided to us by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. QS Investors provided research and business support services relating to the Asset Allocation Models and selected the Investment Divisions to populate each Model from information that we provided about the available Investment Divisions. The Asset Allocation Models are general in nature and not tailored or personalized for you. We are QS Investors’ sole client with respect to the Asset Allocation Models. Furthermore, QS Investors designed the Asset Allocation Models for availability as of May 1, 2018, and is not responsible for updating the models in response to market and economic conditions or other factors. QS Investors has authorized us to make the Asset Allocation Models available for use in connection with the policy. The Asset Allocation Models are designed and intended for use within the context of relationships between registered representatives and their clients. New York Life Investment Management LLC (“New York Life Investments”), an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust, provided asset allocation models prior to May 1, 2018 (the ”Former Asset Allocation Models”).

The Asset Allocation Models currently offered on or after May 1, 2018 are available to all policyholders. Any Former Asset Allocation Models are available only to those policyholders who allocated to those models when such models were offered. You can select only one Asset Allocation Model at a time. If you transfer out of a Former Asset Allocation Model, you will not be able to transfer back into that Asset Allocation Model.

We reserve the right to terminate or change the Asset Allocation Model program at any time. As noted above, if the program is terminated or changed, we will not reallocate your Cash Value or change your premium allocation instructions. If you want to reallocate your Cash Value, you will need to send a transfer request to the VPSC at one of the addresses listed on the first page of this prospectus or request a transfer by any other method we make available.

Investment Risks

An Asset Allocation Model may not perform as intended and it may not achieve its intended investment objective or reduce volatility. When considering an Asset Allocation Model for your situation, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single Investment Option or any combination of Investment Options that you may select. Asset allocation does not guarantee that your Cash Value will increase or protect against losses. In addition, the timing of your investment and any transfers made may affect performance.

Rebalancing and periodic updating of Asset Allocation Models can cause the Investment Divisions that make up the Model to undertake efforts to raise cash for money flowing out of the Funds or vice versa. To raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund included in an Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest

QS Investors received a fee from NYLIAC to design the Asset Allocation Models. While the Asset Allocation Models are designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors is subject to competing interests that may have influenced its design of the Asset Allocation Models. For example, because affiliates of QS Investors advise Legg Mason Partners Variable Equity Trust (the ”Legg Mason Trust”), QS Investors and the Legg Mason Trust may benefit from including the ClearBridge Variable Appreciation Investment Division in one or more of the Asset Allocation Models. Payment from NYLIAC to QS Investors to design the Asset Allocation Models may also influence QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in these Asset Allocation Models. QS Investors may not have included certain Investment Divisions in the Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. QS Investors considered many factors in selecting Investment Divisions for the Asset Allocation Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investments is also subject to competing interests that impact the composition of the Asset Allocation Models as well as its design of the Former Asset Allocation Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the Asset Allocation Models and Former Asset Allocation Models. MainStay VP Investment Divisions represent a significant percentage of the Asset Allocation Models and the Former Asset Allocation Models because they constitute the preponderance of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the Former Asset Allocation Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a Former Asset

Allocation Model based on asset class exposure and, they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the Asset Allocation Models and the Former Asset Allocation Models.

INVESTMENT RETURN

The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account and DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account and/or DCA Plus Account.

The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one Valuation Day to the end of the next Valuation Day.

We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. For policies issued before May 1, 2012, this rate will never be less than an annual rate of 3%. For policies issued on or after May 1, 2012, this rate will never be less than an annual rate of 2%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All Net Premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the applicable loaned amount rate or the unloaned amount rate in effect on the Business Day we receive the premium payment or process the transfer. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest rates will fluctuate for the entirety of holdings in the Fixed Account, while each premium payment paid into the DCA Plus Account will receive one rate of interest for the entire time it is in the DCA Plus Account. Interest accrues and is credited daily.

VOTING

We will vote the shares that the Investment Divisions of the Separate Account holds in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy materials, reports, and other materials relating to the Fund to each person having a voting interest.

We will vote the Fund shares for which we do not receive timely instructions, and any other shares that we (or our affiliates) own in our own right, in the same proportion as the shares for which we receive timely voting instructions. As a result, because of proportional voting, a small number of policyowners may control the outcome of the vote.

CHARGES ASSOCIATED WITH THE POLICY

As with all life insurance policies, certain charges apply under the policy. The following is a summary explanation of these charges. (See “Additional Information About Charges” in the SAI for more information.)

DEDUCTIONS FROM PREMIUM PAYMENTS

When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and state premium tax charge. If your policy is a Non-Qualified Policy, we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

Target Premium—We deduct, from any premium payment, a sales expense charge based on the age of your policy and your policy’s Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. Your Target Premium will be adjusted if you change the Face Amount of your policy.

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Premiums up to the Target Premium—In each of Policy Years 1-10, we currently deduct an annual sales expense charge of 4.75% of premium payments up to the Target Premium. In Policy Years 11 and beyond, we currently deduct 4.25% of premium payments up to the Target Premium.

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Premiums over the Target Premium—Once premium payments equal to the Target Premium for a given Policy Year have been paid (the “Annual Target Premium Threshold”), we currently deduct a reduced sales expense charge of 1.75% from any additional premiums paid in Policy Years 1-5; 0.75% from any additional premiums paid in Policy Years 6-10; and 0.25% from any additional premiums paid in Policy Years 11 and beyond.

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Guaranteed Maximum—We can change the amount of the sales expense charge at any time, but we guarantee that the charge we deduct will never exceed 4.75% of any premiums paid in all policy years up to the Target Premium. Once premium payments exceed the Annual Target Premium Threshold, we guarantee that any sales expense charge we deduct will never exceed 1.75% of any additional premiums paid in all policy years.

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Timing of Premium Payments—Because the amount of sales expense charge deducted is based on the Target Premium, the timing of premium payments may affect the amount of such charges actually deducted from your premium payments, both over time and in any given Policy Year. The examples below describe how current sales expense charges may vary for premium payments received during one policy year versus another.

The amount of compensation received by your registered representative will vary depending on the amount of the sales expense charge deducted from your policy. Generally, higher amounts of sales expense charges will result in additional compensation to the registered representative.

•	Payments in Excess of Target Premium

As noted above, in any given Policy Year, once the premiums you have paid exceed the Annual Target Premium Threshold, we will deduct a reduced sales expense charge (1.75% vs. 4.75% for Policy Years 1-5, 0.75% vs. 4.75% for Policy Years 6-10, and 0.25% vs. 4.25% for Policy Years 11 and beyond) from additional premium payments made in that Policy Year. However, if those same premium payments were made in the following Policy Year, they would be counted as Target Premium and would, once again, be subject to the current sales expense charge of 4.75% (for Policy Years 1-10) or 4.25% (for Policy Years 11 and beyond) up to the Target Premium for that Policy Year.

For example, for a policy with an anniversary of January 1 and a Target Premium of $1,000:

•	If, on December 1 of Policy Year 1, you make a $500 premium payment in excess of the Target Premium, we would deduct a reduced sales expense charge on that payment of $500 x 0.0175 or $8.75.

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If, instead, you make the same $500 premium payment on February 1 of Policy Year 2, we would deduct a current sales expense charge on that payment of $500 x 0.0475 or $23.75. This premium payment would be ineligible for a reduced sales expense charge, as the Annual Target Premium Threshold for Policy Year 2 had not yet been met.

The difference in current sales expense charges deducted on this payment—$8.75 versus $23.75—is due to the interaction between payment timing and the Target Premium. If the payment is made in the same Policy Year in which the Annual Target Premium Threshold has already been satisfied, it will be subject to lower sales expense charges than if made in a Policy Year in which the Annual Target Premium Threshold has not yet been met.

•	Effect of Step-Down in Sales Expense Charges at Policy Years 6 and Beyond

As noted above, because current sales expense charges step down from Policy Years 5 to 6, and again at Policy Years 10 to 11, the timing of a premium payment during this period will affect the sales expense charges assessed for a given premium amount. For example, for a policy with a Target Premium of $1,000:

•	If you made an annual premium payment of $1,500 in Policy Year 5, the sales expense charge would be:

a)	4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b)	1.75% of the premiums paid in excess of your Target Premium—$500 x 0.0175 or $8.75.

The total annual sales expense charge deducted in Policy Year 5 would be $56.25.

•	If, instead, you made the same annual premium payment of $1,500 in Policy Year 6, the sales expense charge would be:

a)	4.75% of the premiums paid up to your Target Premium—$1,000 x 0.0475 or $47.50; plus

b)	0.75% of the premiums paid in excess of your Target Premium—$500 x 0.0075 or $3.75.

          The total annual sales expense charge deducted in Policy Year 6 would be $51.25.

The difference in total annual sales expense charges deducted—$56.25 versus $51.25—is due to the reduced sales expense charge applicable to premiums paid in Policy Year 6 versus those paid in Policy Year 5.

As these two examples demonstrate, the timing of your premium payment may affect the amount of current sales expense charges that we will deduct from such payments. Consequently, you should carefully consider these issues when deciding in which Policy Year to make your premium payments.

STATE PREMIUM TAX CHARGE

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We currently deduct 2% of each premium payment you make, or $20 per $1,000 of premium, as a state premium tax charge. We may increase this charge to reflect changes in applicable law. This charge may not reflect the actual premium tax charged in your state. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

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For Non-Qualified Policies, we currently deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

DEDUCTIONS FROM CASH VALUE

Each month, we will deduct a monthly contract charge, a monthly Cost of Insurance charge, a Mortality and Expense Risk charge, a per thousand face amount charge, and a rider charge for the cost of any additional riders from your policy’s Cash Value. If you have elected the Expense Allocation option, the policy charges will be deducted according to those instructions. Otherwise, we will deduct these charges proportionately from each of the Investment Divisions and any unloaned amount in the Fixed Account and/or the DCA Plus Account.

We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment and underwriting approval in Good Order. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including collecting premium, recordkeeping, processing claims, and communicating with policyowners.

We currently deduct a monthly contract charge of $35 per month in Policy Year 1, $15 per month in Policy Years 2-10, and $10 per month in Policy Years 11 and beyond. We guarantee that this charge will never exceed $35 per month in Policy Year 1 and $15 per month in Policy Years 2 and beyond.

CHARGE FOR COST OF INSURANCE PROTECTION

On each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Value of your policy for the cost of providing a Life Insurance Benefit to you. This charge is equal to (1) multiplied by the result of (2) minus (3), where:

(1) Is the monthly cost of insurance rate per $1,000 of Net Amount at Risk;

(2) Is the number of thousands of Life Insurance Benefit divided by 1.00327; and

(3) Is the number of thousands of Cash Value as of the Monthly Deduction Day (before this Cost of Insurance, any applicable contract charge, and the monthly cost of any riders are subtracted).

The Net Amount at Risk is (2) minus (3).

The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. The Cash Value varies based upon the performance of the Investment Divisions selected, interest credited to the Fixed Account and DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon our underwriting of your policy. This determination is based on various factors including, but not limited to, the insured’s issue age, gender, underwriting class, Policy Year and Face Amount. We may change these rates from time to time, based on changes in future expectations of various factors including, but not limited to, mortality, investment income, expenses, and persistency. In some cases, a Flat Extra charge may be deducted as part of the monthly cost of insurance charge due to an insured’s circumstances including, but not limited to his or her medical condition, occupation, motor vehicle or aviation record. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for your policy. Your cost of insurance charge may vary from month to month depending on changes in the cost of insurance rates and the Net Amount at Risk. We calculate the cost of insurance charge for the initial Face Amount separately from the cost of insurance charge for any increase in the policy’s Face Amount. If you request and we approve an increase to your policy’s Face Amount, then a different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insured’s age and circumstance at the time of the increase. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. If the insured’s issue age is 17 or younger, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Mortality Table, Unismoke version. If the insured’s issue age is 18 or older and is in a standard or better underwriting class, we base the guaranteed rates on the 2001 Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured’s underwriting class.

MORTALITY AND EXPENSE RISK CHARGE

We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we have expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than what we have estimated. On each Monthly Deduction Day, we deduct a Mortality and Expense Risk Charge from the Separate Account Value as of that day. This charge varies based on the Separate Account Cash Value and the policy duration.

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Current—We currently deduct a monthly Mortality and Expense Risk charge based on Separate Account Cash Value and policy duration. The charge ranges from 0.55% per year in Policy Year 1 to as low as 0.15% in Policy Years 21 and later.

•	Guaranteed Maximum—We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.75%, or $7.50 per $1,000, of the Separate Account Value.

If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sales of the policies.

MONTHLY PER THOUSAND FACE AMOUNT CHARGE

We currently deduct a monthly per thousand face amount charge during the first 20 Policy Years for VUL that varies based on risk class, gender, issue age, policy duration and Face Amount. We currently deduct a monthly per thousand face amount charge during the first 30 Policy Years for SVUL that varies based on risk class, gender, issue age, policy duration and Face Amount. We guarantee that the per thousand face amount charge will never exceed $1.4945 per thousand of face amount for VUL during the first 20 Policy Years and will be $0 thereafter. We guarantee that the per thousand charge will never exceed $0.70975 per thousand of face amount for SVUL during the first 30 Policy Years and will be $0 thereafter. We separately calculate the monthly per thousand face amount charge (including its duration) for the initial Face Amount and any increase in the Face Amount.

RIDER CHARGES

Each month, we deduct any applicable charges for any optional riders you have chosen. (For more information about specific charges, see “Table of Fees and Expenses.”)

EXPENSE ALLOCATION OPTION

With the Expense Allocation option, you choose how to allocate deductions from your Cash Value. These include the monthly contract charge, the monthly cost of insurance charge, the Mortality and Expense Risk charge, the per thousand face amount charge, and the monthly cost of any riders on the policy. You can instruct us at the time of the application, and any time thereafter, to have expenses deducted from the MainStay VP U.S. Government Money Market Investment Division, the unloaned portion of the Fixed Account, or a combination of the two.

If the values in the MainStay VP U.S. Government Money Market Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions and any unloaned portion of the Fixed Account and/or DCA Plus Account.

Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.

SEPARATE ACCOUNT CHARGES

CHARGES FOR FEDERAL INCOME TAXES

We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at the accumulation unit value. The accumulation unit value reflects the investment advisory fees and other expenses that are deducted on each Valuation Day from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds’ prospectuses.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC Rules, including Rules 2a-7 or 22c-2 under the 1940 Act. In such cases, we would administer the Fund fees and deduct them from your Cash Value or transaction proceeds.

TRANSACTION CHARGES

SURRENDER CHARGES

The Surrender Charge is in addition to the Sales Expense Charge. Your policy may be subjected to a surrender charge if you take any of the following actions during the first 10 policy years:

(a) You fully surrender your policy;

(b) You request a Face Amount decrease;

(c) You request a partial surrender that results in a Face Amount decrease; or

(d) You request a change to your Life Insurance Benefit Option that results in a Face Amount decrease.

In addition, if you request an increase to the Face Amount of your policy, a new set of surrender charges will apply to the amount of the increase for the first 10 years after the increase is made.

The maximum charge will be the lesser of (a) or (b), where (a) equals 50% of the total premiums paid under the policy and (b) a percentage (which changes by duration) of the Surrender Charge Premium as shown in the table below. The Surrender Charge Premium is shown on your Policy Data Page. Since the percentage used to calculate (b) is lower in later Policy Years, the maximum Surrender Charge is reduced over time.

	Percentage Applied
Policy Year	SVUL	VUL
1	91%	94%
2	84%	89%
3	77%	84%
4	71%	80%
5	66%	75%
6	61%	71%
7	57%	67%
8	53%	64%
9	49%	60%
10	46%	56%
11+	0%	0%

For example, for VUL, a Male insured age 40, Preferred class, with a planned annual premium of $10,000 and a Surrender Charge Premium of $8,108 for a Face Amount of $400,000, who has elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $5,000 if he surrenders his policy at the end of the first Policy Year. The Surrender Charge in this example is calculated as the lesser of (a) or (b) as follows:

(a) = 50% of $10,000 = $5,000; and

(b) = 94% of Surrender Charge Premium = $7,621.52.

Since (a) is less than (b), the Surrender Charge would be $5,000.

If the policy remains in force, no Surrender Charge is assessed.

For example, for SVUL a Male insured age 55 and a Female insured age 50, both Preferred class, with a planned annual premium of $15,000 and a Surrender Charge Premium of $23,770 for a Face Amount of $1,000,000, who have elected Life Insurance Benefit Option 1 would pay a Surrender Charge of $7,500 if they surrender their policy at the end of the first Policy Year. The Surrender Charge is calculated as the lesser of (a) or (b) as follows:

(a) = 50% of $15,000 = $7,500; and

(b) = 91% of Surrender Charge Premium = $21,630.70.

Since (a) is less than (b), the Surrender Charge would be $7,500.

SURRENDER CHARGES ON TRANSACTIONS RESULTING IN A FACE AMOUNT DECREASE

If, during the first 10 policy years, you request (i) a Face Amount decrease, (ii) a partial surrender that results in a Face Amount decrease, or (iii) a change in your Life Insurance Benefit Option that results in a Face Amount decrease we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge had you surrendered your entire policy after the decrease. We will not impose a surrender charge on a decrease or termination of any rider.

EXAMPLE

Face Amount Prior to Decrease	$500,000
Amount of Decrease	$100,000
Face Amount after Decrease	$400,000
Surrender Charge on Face Amount prior to Decrease ($500,000)	$1,280
Less Surrender Charge on Face Amount after Decrease ($400,000)	$1,030
Surrender Charge Deducted	$250

SURRENDER CHARGES AFTER A FACE AMOUNT INCREASE

If you increase your policy’s Face Amount (other than an increase resulting from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in Face Amount. This schedule will start on the date we process your request. The Surrender Charge Premium we use under this schedule will be based on the insured’s age for VUL, and the insureds’ ages for SVUL, on the most recent Policy Anniversary at the time of the increase. The original surrender charge schedule will continue to apply to the original Face Amount of your policy.

If you have made multiple increases to the Face Amount of your policy, and later decide to decrease the Face Amount of your policy or surrender it, we will calculate the surrender charge in the following order:

(1) based on the surrender charge associated with the last increase in Face Amount;

(2) based on each prior increase, in the reverse order that the increases occurred; and

(3) based on the initial Face Amount.

FIRST-YEAR LAPSE/REINSTATEMENT CHARGE

In addition to the Surrender Charge described above, if you surrender your policy during the first Policy Year, we will deduct an additional charge from the Cash Surrender Value. This charge will also apply if the policy lapses during the first Policy Year and is subsequently reinstated. This charge will equal the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years (currently, $20), multiplied by the number of Monthly Deduction Days that would have occurred had the policy stayed in effect between the date of surrender/lapse and what would have been the first Policy Anniversary (or the date of reinstatement). It will not exceed $220.

PARTIAL SURRENDER FEE

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. Currently, we do not charge a fee when you make a partial surrender.

TRANSFER FEE

We currently do not charge for transfers made between Investment Divisions. However, we have a right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

LOAN CHARGES

We currently charge an effective annual loan interest rate of 3% in Policy Years 1-10 and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective loan interest rate of 4% in Policy Years 1 – 10, which is reduced to 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6% in any Policy Year. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans.

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. (See “Loans” for more information.)

RIDER CHARGES

Under VUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90), the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Term Insurance on Other Covered Insured Rider, the Guaranteed Minimum Accumulation Benefit Rider or the Waiver of Specified Premium Rider. Under SVUL, a monthly charge will be deducted if any of the following riders are in effect: the Guaranteed Minimum Death Benefit Rider, the Life Extension Benefit Rider (beginning at age 90 of the younger insured), the Level First-to-Die-Term Rider, the Estate Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider. See “Table of Fees and Expenses” for more information.

A one-time charge will be applied if you exercise the Living Benefits Rider or the Overloan Protection Rider. A one-time payment may also be required if you exercise the Insurance Exchange Rider. See “Table of Fees and Expenses” for more information.

DESCRIPTION OF THE POLICY

THE PARTIES

There are three important parties to the Policy: the policyowner(s), the insured(s), and the beneficiary(ies). One individual can have one or more of these roles. Each party plays an important role in a Policy.

POLICYOWNER: This person (persons) or entity can purchase and surrender a policy, and can make changes to it, such as:

•	increase/decrease the Face Amount

•	choose a different Life Insurance Benefit Option (except that a change cannot be made to Option 3)

•	elect/add/delete riders

•	change a beneficiary

•	choose/change underlying Investment Options

•	take a loan against or take a partial surrender from the Cash Surrender Value of the policy.

The current policyowner (on Non-Qualified Policies) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company’s approved “Transfer of Ownership” form in effect at the time of the request. Please note that the completed Transfer of Ownership form must be in Good Order and be sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy.

This means the new policyowner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new policyowner(s) submit financial and suitability information as well. Purchasers of Qualified Policies should carefully consider the costs and benefits of the policy (such as the death benefit and rider benefits) before purchasing a policy because the tax-favored arrangement of qualified accounts themselves provide for tax-deferral on any growth.

INSURED(S): The person whose life is insured under the policy. This individual’s personal information determines the cost of the life insurance coverage. The policyowner also may be the insured.

BENEFICIARY: The beneficiary is the person(s) or entity(ies) the policyowner specifies on our records to receive the proceeds from the policy. The policyowner may name his or her estate as the beneficiary.

Who is named as Policyowner and Beneficiary may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

THE POLICY

The policy provides life insurance protection on the named insured (under VUL) or insureds (under SVUL). We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies.

The policy offers:

(1) flexible premium payments where you decide the timing and amount of the payment;

(2) a choice of three Life Insurance Benefit Options;

(3) access to the policy’s Cash Surrender Value through loans and partial surrender privileges (within limits);

(4) the ability to increase or decrease the policy’s Face Amount of insurance (within limits);

(5) a guarantee that the policy will not lapse during the first 5 Policy Years if the specified minimum monthly premiums have been paid and it passes the minimum premium test;

(6) additional benefits through the use of optional riders; and

(7) a selection of premium and expense allocation options, consisting of 72 Investment Divisions, a Fixed Account with a guaranteed minimum interest rate, and a DCA Plus Account with a guaranteed minimum interest rate. For SVUL policies only, you may also allocate your Policy Cash Value to one of five Asset Allocation Models at no extra charge.

HOW THE POLICY IS AVAILABLE

The policy was available as a Non-Qualified Policy or a Qualified Policy for VUL. For SVUL policies, this policy is only available as a Non-Qualified Policy. We issued Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insured should be disregarded as it relates to Qualified Policies. The policy is only available on the basis of full medical underwriting.

POLICY PREMIUMS

Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may need to make additional premium payments to keep your policy from lapsing. The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us. (See “Premiums” for more information.)

CASH VALUE

The Cash Value of this policy at any time is equal to the Separate Account Value plus the value in the Fixed Account and DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy’s Cash Value, including, but not limited to:

•	the amount and frequency of the premium payments;

•	the investment experience of the Investment Divisions you choose;

•	the interest credited on the amount in the Fixed Account and DCA Plus Account;

•	the amount of any partial surrenders you make (including any charges you incur as a result of such surrenders); and

•	the amount of charges we deduct.

The Cash Value is not necessarily the amount you receive when you surrender your policy. (See “Surrenders” for details about surrendering your policy.)

INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

We allocate your Net Premium among your selected Investment Divisions available under the policy (See “Management and Organization—Funds and Eligible Portfolios” for our list of available Investment Divisions), the Fixed Account, and within limits, the DCA Plus Account, based on your instructions. You can choose a maximum of 21 Investment Options for Net Premium payments from among the 72 Investment Divisions, the Fixed Account and/or DCA Plus Account. Your choice of Investment Options may be limited if you elect certain benefits or riders. For your convenience, you may also allocate your Net Premium payments to one of five Asset Allocation Models at no extra charge (SVUL policies only). If you do so, each Investment Division within the Asset Allocation Model selected will be counted toward the maximum of 21 permitted Investment Options.

AMOUNT IN THE SEPARATE ACCOUNT

We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, transferred, partially surrendered, fully surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division’s accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

We determine accumulation unit values for the Investment Divisions as of the end of each Valuation Day.

AMOUNT IN THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can choose to allocate all or part of your Net Premium payments to the Fixed Account and, within limits, to the DCA Plus Account. Allocations to the DCA Plus Account may be made only during the first year following the Initial Premium Transfer Date.

The amount you have in the Fixed Account and/or DCA Plus Account equals:

(1) the sum of the Net Premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

plus	(2) any transfers you have made from the Separate Account to the Fixed Account (no transfers can be made into the DCA Plus Account);

plus	(3) any interest credited to the Fixed Account and/or DCA Plus Account;

less	(4) any partial surrenders taken from the Fixed Account and/or DCA Plus Account;

less	(5) any charges we have deducted from the Fixed Account and/or DCA Plus Account;

less	(6) any transfers you have made from the Fixed Account and/or DCA Plus Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 of the 72 Investment Divisions, the Fixed Account and/or the DCA Plus Account. You may also allocate policy Cash Value to one of the five Asset Allocation Models (SVUL policies only). If you elect the Guaranteed Minimum Accumulation Benefit Rider, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers. (See “The Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

You can request a transfer under the following conditions:

•

Maximum Transfer—The maximum amount you can transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of (1) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (2) $5,000. This means, for example, if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.

During any period when the interest rate credited on the unloaned amount in the Fixed Account is equal to the guaranteed minimum interest rate for that Account, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (1) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (2) $5,000. This limit, however, will not apply under a VUL policy if the insured was age 80 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options as a transfer toward these maximum limits. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

•

Minimum Transfer—The minimum amount you can transfer from the Investment Divisions or from the Fixed Account is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account.

Minimum transfer limitations do not apply on transfers made from the DCA Plus Account to the Investment Divisions or the Fixed Account.

•

Minimum Remaining Value—If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen. (This will apply even in cases in which you have reached the Maximum Transfer amount outlined above.)

•

Transfer Charge—We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these Investment Options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Rebalancing, DCA Plus, and Interest Sweep options as a transfer toward the twelve transfer limit.

•	How to request a transfer:

(1)	submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

(2)	speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or

(3)	make your request online by logging into www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however we reserve the right to accept them at our discretion. Transfer requests received after 4:00 p.m. Eastern Time on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. (See “Management and Organization—How to Reach Us for Policy Services” for more information.)

LIMITS ON TRANSFERS

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf

•	restrict the method of making a transfer

•	charge you for any redemption fee imposed by an underlying Fund

•	limit the dollar amount, frequency or number of transfers.

Currently, if you or someone acting on your behalf requests transfers—either by telephone or electronically—into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received in Good Order by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer into the Investment Divisions on the Initial Premium Transfer Date, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy immediately after funds have been transferred to the MainStay VP U.S. Government Money Market Investment Division on the Initial Premium Transfer Date, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the Issue Date of your policy. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Eligible Portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying Eligible Portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Eligible Portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Eligible Portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying Eligible Portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Eligible Portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying Eligible Portfolio believes that a combined order we submit may reflect one or more transfer requests from policyowners engaged in potentially harmful transfer activity, the underlying Eligible Portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies, which invest in the Eligible Portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable Investment Options correspond to the affected underlying Eligible Portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on Portfolio management, such as:

a)	impeding a Portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying Eligible Portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying Eligible Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the underlying Eligible Portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Eligible Portfolio are made when, and if, the underlying Eligible Portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

DOLLAR COST AVERAGING

Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Because you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low, and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the DCA Plus Program (see below).

You can elect this option if your Cash Value is $2,500 or more. We will suspend this option automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested.

To set up Dollar Cost Averaging, you may contact us by phone on our toll-free number (1-800-598-2019) or send a completed Dollar Cost Averaging form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus or by any other method we make available. We will make Dollar Cost Averaging transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th, or 31st of a month. NYLIAC must receive your written request in Good Order no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request in Good Order.

You may cancel the Dollar Cost Averaging option at any time. To cancel the Dollar Cost Averaging option, you may call us toll-free at 1-800-598-2019, or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Rebalancing or if you have selected an Asset Allocation Model as your premium allocation. If you currently have Dollar Cost Averaging on your policy and wish to allocate future premiums to an Asset Allocation Model, you must first remove the Dollar Cost Averaging option. However, you have the option of alternating between Dollar Cost Averaging and Automatic Asset Rebalancing. Dollar Cost Averaging is not available when the DCA Plus Program is in place.

DOLLAR COST AVERAGING PLUS ACCOUNT (May Be Discontinued At Any Time)

The DCA Plus program allows you to make regular periodic allocations from the DCA Plus Account into the Investment Divisions and/or Fixed Account over the twelve-month period following the Initial Premium Transfer Date. The DCA Plus Account must be elected at the time your policy is issued. It involves the automatic transfer of a specified amount from the DCA Plus Account into the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. If you choose an Asset Allocation Model, we will make monthly transfers from the DCA Plus Account in accordance with the Investment Division percentages specified by that model. Subsequent premium payments received during the twelve month DCA Plus period will be allocated similarly unless you direct us otherwise.

The DCA Plus Account will credit interest at a rate, which we declare periodically, in advance, and at our sole discretion. The rate may fluctuate, but will never be less than an annual rate of 3% for policies issued before May 1, 2012 and 2% for policies issued on or after May 1, 2012. We may credit different interest rates to the DCA Plus Account, the Fixed Account, and to any loaned amounts. Net Premium payments to the DCA Plus Account will receive the applicable interest rate in effect on the Business Day we receive that premium payment. Interest rates for subsequent premium payments into the Fixed Account and DCA Plus Account may be different from the rate applied to prior premium payments made into the Fixed Account or DCA Plus Account. Interest accrues and is credited on a daily basis. Contact your registered representative for the current rate. Amounts in the DCA Plus Account only earn the DCA Plus Account interest rate while they are in the DCA Plus Account waiting to be transferred to the Investment Divisions and/or Fixed Account. Because the entire initial premium is not in the DCA Plus Account for the full year, the annual effective rate will not be achieved.

If you elect to participate in this program, all or a minimum of $1,000 of the initial Net Premium must be allocated to the DCA Plus Account. Subsequent premiums received within 12 months following the Initial Premium Transfer Date will also be allocated to the DCA Plus Account unless you direct us otherwise. If you participate in the DCA Plus Account program, you cannot use traditional Dollar Cost Averaging or Interest Sweep until such time that the DCA Plus Account is closed. The DCA Plus Account will close automatically 12 months following the Initial Premium Transfer Date, or such time that the balance in the DCA Plus Account on a transfer date falls below $100, whichever is sooner.

Amounts in the DCA Plus Account will be transferred to the Investment Divisions and/or Fixed Account on the monthiversary of the Initial Premium Transfer Date. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account as of the date of the transfer. Transfers from the DCA Plus Account occur automatically and are based on the following formula:

Monthiversary of the Initial Premium Transfer Date	Amount Transferred from the DCA Plus Account (as a percentage of the DCA Plus Account Value as of the applicable Monthiversary)
1	8.33%
2	9.09%
3	10.00%
4	11.11%
5	12.50%
6	14.29%
7	16.67%
8	20.00%
9	25.00%
10	33.33%
11	50.00%
12	100.00%

The entire value of the DCA Plus Account will be completely transferred to the Investment Divisions and/or Fixed Account within 12 months of the Initial Premium Transfer Date. For example, if you allocate an initial premium payment to the DCA Plus Account under which the 12-month term will end on December 31, 2018 and we receive a subsequent premium payment for the DCA Plus Account before December 31, 2018, we will allocate the subsequent premium payment to the same DCA Plus Account and transfer the entire value of the DCA Plus Account to the Investment Divisions and/or Fixed Account by December 31, 2018 based on the schedule shown above, even though a portion of the money was not in the DCA Plus Account for the entire 12-month period.

You cannot make transfers into the DCA Plus Account.

Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

You can cancel the DCA Plus Account at any time. To cancel the DCA Plus Account, you must send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Upon receiving your cancellation request we will transfer the entire DCA Plus Account balance to the Investment Divisions and/or Fixed Account according to the allocation instructions provided by you. We reserve the right to stop offering the DCA Plus Account at any time. DCA Plus may not be available in all jurisdictions.

AUTOMATIC ASSET REBALANCING (AAR)

If you choose this option, we will rebalance your assets automatically on a schedule you select among the Investment Divisions to maintain a predetermined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to one Investment Division, while the other 50% be allocated to another Investment Division. Over time, however, performance variations in each of these Investment Divisions would cause this balance to shift. With the Automatic Asset Rebalancing (AAR) option, we will rebalance the amount you have in the Separate Account among the Investment Divisions you have selected so that they are invested in the percentages you specify. Values in the Fixed Account and the DCA Plus Account are excluded from AAR.

We will make AAR transfers either quarterly, semi-annually or annually (but not monthly), based on your Policy Anniversary Date. If your Policy Anniversary Date is on the 29th, 30th or 31st of a month, the rebalancing transfer will occur on the 28th of the month. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, or to modify an existing AAR, you may call us toll-free at 1-800-598-2019, or send a completed AAR form in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request in writing no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You can elect this option if your Separate Account Value is $2,500 or more. We will suspend this option automatically if the Separate Account Value is less than $2,000 on a rebalancing date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this option.

You can cancel or modify the AAR option at any time. To cancel the AAR option, you may call us at 1-800-598-2019 or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two options. AAR is available when the DCA Plus Program is in place but funds in the DCA Plus Account are not eligible for AAR.

INTEREST SWEEP

You can instruct us to periodically transfer the interest credited to the Fixed Account to the Investment Division(s) you specify. You can elect this option as long as the amount in the Fixed Account is at least $2,500. We will make all Interest Sweep transfers on the date you specify or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month to make these automatic transfers, other than the 29th, 30th, or 31st of the month. We will not process an Interest Sweep transfer unless you contact us on our toll-free number at 1-800-598-2019 or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or by any other method we make available). NYLIAC must receive the request no later than five (5) Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

You cannot choose the Interest Sweep option if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the Interest Sweep option and you want to allocate your charges, you must allocate your charges to the MainStay VP U.S. Government Money Market Investment Division.

You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Rebalancing option. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Rebalancing transfer, we will process the Interest Sweep transfer first.

If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep option. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this option. Once the amount you have in the Fixed Account equals or exceeds $2,000, the Interest Sweep option will resume automatically as scheduled. You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep option, you may contact us at our toll-free number (1-800-598-2019) or send a written cancellation request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). Interest Sweep is not available when the DCA Plus Program is in place. Because the Asset Allocation Models do not invest in the Fixed Account, you may not elect the Interest Sweep option as long as your Cash Value is allocated exclusively to an Asset Allocation Model. If you currently have Interest Sweep on your policy and wish to allocate future premiums to an Asset Allocation Model, you must first remove the Interest Sweep option.

EXPENSE ALLOCATION OPTION

At any time, you can choose how to allocate Monthly Deduction Charges from your Cash Value. (See “Charges Associated with the Policy—Deductions from Cash Value” for details.) Expense Allocation is only available from the Fixed Account or the MainStay VP U.S Government Money Market Investment Division. Because the Asset Allocation Models do not invest in either the Fixed Account or the MainStay VP U.S. Government Money Market Investment Division, you may not elect the Expense Allocation option if your Cash Value is allocated exclusively to an Asset Allocation Model.

POLICY SPLIT OPTION (SVUL Policies Only)

You can exchange your SVUL policy, without evidence of insurability, for two equal life insurance policies, one on each of the Insureds, within 6 months of the following two dates:

(1) the date that a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

(2) the effective date of a change in the Federal tax law which results in:

(a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC); or

(b) a reduction of at least 50% in the level of the estate tax rate from the 1986 Tax Act payable on death.

In order to request a policy split, you must send a written request in Good Order, to VPSC at one of the addresses listed on the first page of this prospectus. At the time we receive your request in Good Order:

(1) Both insureds must be living;

(2) Each new policy will be a variable adjustable life policy which is being offered by us on the date of the exchange; and

(3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

See the SAI for more information about the Policy Split Option.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

Subject to jurisdictional availability, you can apply for additional benefits by selecting one or more optional riders. With the exception of the Living Benefits Rider, Insurance Exchange Rider, Overloan Protection Rider and the Spouse’s Paid-Up Insurance Purchase Option Rider which are available without any additional charges, any riders you choose will have their own charges. In addition, a one-time charge is assessed if the Living Benefits Rider or Overloan Protection Rider is exercised and a payment may be required if the Insurance Exchange Rider is exercised. (See “Table of Fees and Expenses” for more information.) The Living Benefits Rider and the Insurance Exchange Rider are available only on Non-Qualified Policies. All other riders are available on both Qualified and Non-Qualified Policies. The Spouse’s Paid-Up Insurance Purchase Option Rider, the Accidental Death Benefit Rider, the Children’s Insurance Rider, the Guaranteed Insurability Rider, the Insurance Exchange Rider, the Monthly Deduction Waiver, the Term Insurance on Other Covered Insured Rider and the Waiver of Specified Premium Rider are available only on VUL policies and the Estate Protection Rider and Level First-to-Die Term Rider are available only on SVUL policies. The Guaranteed Minimum Death Benefit Rider, Insurance Exchange Rider, Spouse’s Paid-Up Insurance Purchase Option Rider, Overloan Protection Rider and Guaranteed Minimum Accumulation Benefit Rider can be elected only on the issuance of the policy; all other riders can be elected at any time, subject to age and/or underwriting restrictions, provided they are available in your state of issue. The Living Benefits Rider (for SVUL) can only be elected after the first death of an insured. See ”State Variations” for a list of riders (if any) that are not available in your state.

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Guaranteed Minimum Death Benefit (GMDB) Rider: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges. This rider requires that you make certain premium payments into your policy.

Under this rider, if your total Monthly Deduction Charges are greater than your policy’s Cash Surrender Value, we will deduct as much of the Monthly Deduction Charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the insured’s age 100 (under VUL) or the younger insured’s age 100 (under SVUL). You may cancel this rider at any time by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or following receipt of your request.

In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy to keep the rider in force. The premium you must pay under this rider varies by policy and is called the monthly “Guaranteed Minimum Death Benefit (GMDB) premium.” You will find it on your Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

Having this rider affects your ability to take policy loans in the following way: (a) If you take a loan during the first two Policy Years, this rider will end: (b) after the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of up to 6.0% as of that date.

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Living Benefits Rider (also known as Accelerated Death Benefits Rider in most jurisdictions): Under this rider, if the Insured (under VUL) or last surviving insured (under SVUL) has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider to have it included in your policy. Under the VUL Policy, this election can be made at any time. Under the SVUL Policy, you can elect this rider only after the first death of an insured. This rider is not available on Qualified Policies.

You can cancel this rider at any time by sending us a signed written notice in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). This rider will end on the date we receive your request.

You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

Elected percentage	X	Eligible proceeds	X	Interest factor	-	Administrative fee (up to $150)	-	Elected percentage of an unpaid policy loan

Minimum accelerated benefit amount: $25,000.

Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies’ policies).

If you accelerate less than 100% of the eligible proceeds, the remaining Face Amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

When we make a payment under this rider, we will reduce your policy’s Face Amount, rider death benefits, Monthly Deduction Charges, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of $150 at the time you exercise the rider.

Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

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Life Extension Benefit Rider: This rider provides that on the policy anniversary on which the insured (under VUL) or younger insured (under SVUL) is (or would have been) age 100, the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy effective on the date of the Insured’s (under VUL) or last surviving insured’s (under SVUL) death. Without this rider, on the policy anniversary on which the insured is or younger insured is or would have been age 100, the Life Insurance Benefit would be equal to the policy’s Cash Value. The charge for this rider will be deducted on each Monthly Deduction Day beginning on the policy anniversary on which the insured is age 90 (under VUL) or the younger insured is or would have been age 90 (under SVUL). You can cancel this rider by sending us a signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.

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Spouse’s Paid-Up Insurance Purchase Option Rider (VUL Policies Only): This rider allows a spouse who is the beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the insured dies. Subject to state availability, this rider is included in the VUL policy.

The maximum Face Amount of the spouse’s new paid-up whole life policy is the lesser of:

(1) the maximum amount of the Policy Proceeds payable under this policy (before any unpaid loan is deducted); or

(2) $5,000,000.

If the insured’s spouse dies at the same time as the insured or within 30 days after the insured’s death and does not exercise the option under this rider, we will pay a benefit to the spouse’s estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance (cannot exceed a maximum of $2,500,000).

If a third party (including a trust) is the policyowner and beneficiary under the policy, that third party can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The policyowner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

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Accidental Death Benefit Rider (VUL Policies Only): This rider provides an additional death benefit if the Primary Insured’s death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the insured occurs before the insured’s first birthday or after the policy anniversary on which the insured is age 70.

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Children’s Insurance Rider (VUL Policies Only): This rider provides a level term insurance benefit on a child, stepchild, or legally adopted child of the insured (a “covered child”). A covered child who is proposed and accepted for coverage can be no older than age 18 at the time of issue. However, no child is covered under this rider until the 15th day after birth.

If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase one to twenty-five units of coverage on each child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

•	The policy anniversary on which the covered child is age 25; or

•	The policy anniversary on which the Primary Insured, is, or would have been, age 65.

Within 31 days after the date on which the term insurance ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum Face Amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion.

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Guaranteed Insurability Rider (VUL Policies Only): This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. Scheduled option dates are the policy anniversaries on which the Primary Insured attains each of the following ages: 22, 25, 28, 31, 34, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

•	the marriage of the Primary Insured;

•	the birth of a living child to the Primary Insured; or

•	the legal adoption of a child by the Primary Insured.

If elected, the new policy or increase in Face Amount will take effect as of a scheduled or alternative option date. This date always will be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

To exercise this rider’s benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $150,000 or a multiple of the policy’s Face Amount based on the Primary Insured’s age when the policy was Issued. The multiples are set forth below:

Age At Issue	Multiple
18-21	5 times Face Amount
22-37	2 times Face Amount
38-43	1 times Face Amount

This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within 3 months before that anniversary, you will continue to have the right to purchase additional Insurance coverage until that option date. We will provide the automatic term insurance coverage up to that option date as well.

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Insurance Exchange Rider (VUL Policies Only): This rider allows you to exchange the policy for a new NYLIAC variable universal life policy issued on a new insured using the cash values from your original policy. This rider is included in the policy at no additional cost. This rider is not included in the policy if you elect the Guaranteed Minimum Accumulation Benefit Rider. This rider may only be exercised once under the Policy. To exercise this rider, you must send a completed Insurance Exchange Rider form in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

When an exchange is made to a new policy the Cash Value of your policy will be transferred to the new policy and become the Cash Value for the new policy. However, the Cash Surrender Value under the new policy may be different since surrender charges will be based on the new insured’s age and gender. The maximum Face Amount of the new policy is the lesser of the Face Amount of the original policy on the Policy Date or the Face Amount of the original policy on the date of the exchange.

Before we can issue the new policy, you must provide us with evidence of insurability on the new insured and have an insurable interest in the new insured. The Policy Date and the Issue Date of the new policy will be the date on which the policy is exchanged. The new cost of insurance rates, premium payments and charges will be based on the new insured’s age, gender, and risk classification at the time the exchange occurs. However, surrender charges on the new policy will be measured from the Policy Date of the original policy.

Under certain circumstances, you may be required to make a payment to exercise the exchange rider:

(1)	If the Cash Surrender Value of the new policy will exceed the Cash Surrender Value of the original policy, then a payment equal to 103% of the difference between these two values is required.

(2)

If the Cash Surrender Value of the new policy after the exchange would be zero or lower, then a payment in an amount sufficient to keep the new policy in effect for two months following the date of exchange will be required.

These payments will be treated as a premium payment and will be applied to your policy.

The IRS has ruled that an exchange of policies pursuant to this type of rider does not qualify as a tax-deferred exchange under IRC Section 1035. Accordingly, the exercise of your rights under this rider will result in a taxable event. You will be required to include in gross income an amount equal to the gain in the policy. The exercise of your rights under this rider also may result in the new policy’s classification as a modified endowment contract, as discussed in the prospectus. You should consult your tax adviser about the potential adverse tax consequences of exercising your rights under this rider.

•	Monthly Deduction Waiver Rider (VUL Policies Only): This rider provides for the waiver of Monthly Deduction Charges if the Primary Insured becomes totally disabled for at least six consecutive months.

You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we will waive any Monthly Deduction Charges. We will waive the Monthly Deduction Charges as long as the disability continues. From time to time we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

In addition, the following special rules apply:

•	If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the insured is age 65, we will waive the Monthly Deduction Charges under this policy for the remainder of the time that the policy is in effect. We will not require any further proof of disability.

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If the total disability begins after the policy anniversary on which the Primary Insured is age 60 but before age 65, we will waive the Monthly Deduction Charges, as long as the disability continues, until the policy anniversary on which the Primary Insured is age 65.

We will not waive the Monthly Deduction Charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

•	the monthly Cost of Insurance for the base policy;

•	the monthly cost of riders, if any;

•	the monthly contract charge;

•	the monthly per thousand charge, if any; and

•	the monthly Mortality and Expense Risk charge.

If you elect this rider, you may not elect the Waiver of Specified Premium Rider. If you have elected the GMDB Rider, you will not be charged for, or receive a benefit under that rider whenever Monthly Deduction Charges are being waived under this rider.

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Term Insurance on Other Covered Insured (OCI) Rider (VUL Policies Only): This rider provides term insurance on one or more members of the Primary Insured’s immediate family (generally, the spouse and/or children of the insured). The minimum amount of term insurance that you can apply for under this rider is $25,000. The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured’s death. To convert the term insurance for any living OCI pursuant to the restrictions noted above, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicated to you in writing). The term insurance under this rider also will end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 100.

We refer to any person who is covered under this rider as an “Other Covered Insured.” This rider is not available on the Primary Insured.

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Overloan Protection Rider: Subject to state availability, your policy will include the Overloan Protection Rider provided that you have elected the Guideline Premium Test as the policy’s Life Insurance Qualification Test. (See “Policy Payment Information — Life Insurance Benefit Options.”) When activated, the Overloan Protection Rider guarantees that your policy will not lapse even if: (1) the policy’s Cash Surrender Value is insufficient to cover the current Monthly Deduction Charges or (2) the policy’s outstanding loans plus accrued loan interest exceed its Cash Value.

To activate the Overloan Protection Rider you must provide us with a written request in Good Order. A one-time charge will be deducted from the policy’s Cash Value on the activation date. There is no charge if the Rider is never activated. In addition, the following conditions must be met upon receipt of your written request:

•	The policy must be in effect for at least 15 years.

•	The insured (younger insured for SVUL) must be at least age 75.

•	The Life Insurance Benefit Option elected under the base policy is Option 1.

•	Any outstanding loan plus accrued loan interest exceeds the Face Amount of the policy in effect at the time of activation.

•	Any outstanding loan plus accrued loan interest must be less than 99% of the policy Cash Value after the deduction of any surrender charges and the one-time rider charge.

•	Activation of the rider cannot cause the policy to violate the Guideline Premium Test (GPT) at any duration.

We will mail a notice to you at your last known address at least 31 days before the end of the policy late period to notify you that the Overloan Protection Rider can be activated. The Overloan Protection Rider will be effective on the Monthly Deduction Day following the day we receive your written request to activate in Good Order. Once in effect, the Overloan Protection Rider will prevent your policy from ending. The following changes to your policy will take effect.

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The Life Insurance Benefit Option must be Option 1. If Option 1 is not in effect, it is permanently changed to Option 1 and the Face Amount of the policy will be changed to 101% of the policy’s Cash Value.

•	Any Cash Value under the policy that is not invested in the Fixed Account will be transferred to the Fixed Account.

•	Any riders, except the Overloan Protection Rider, will end.

•	No further policy changes, premium payments, transfers, partial surrenders, or full surrenders will be allowed.

•	No additional loans (except those resulting from unpaid loan interest) or loan repayments will be permitted.

•	Loan interest will continue to accrue. If not paid when due, the interest will become part of any outstanding loan and will also accrue interest.

•	No further Monthly Deductions will be taken.

•	The policy’s Life Insurance Benefit will be the greater of A of (B x C) where:

•	A =	The OLP Face Amount calculated at rider activation;
•	B =	the greater of (i) the policy’s Cash Value, or (ii) any outstanding loans plus accrued loan interest;
•	C =	the minimum percentage necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code.

This policy may be purchased with the Overloan Protection Rider, with the intention of accumulating cash value on a tax-free basis over some period (such as, until retirement) and then periodically borrowing from the Policy without allowing the Policy to lapse. Anyone contemplating the purchase of the Policy with the intention of pursuing this strategy or otherwise exercising the “overloan protection” provided under the Overloan Protection Rider should be aware that, among other risks, it has not been ruled on by the IRS or the courts and it may be subject to challenge by the IRS, since it is possible that the loans will be treated as taxable distributions when the Overloan Protection Rider is activated. Moreover, exercising the Overloan Protection Rider may cause your policy to become a modified endowment contract. If your policy becomes a modified endowment contract, all distributions (including loans) made in the Policy Year in which your policy becomes a modified endowment contract and thereafter will be subject to the rules for modified endowment contracts (for a discussion of these rules, see “Federal Income Tax Considerations—Modified Endowment Contract Status”). In addition, any distributions (including loans) made within two Policy Years prior to the date on which your policy becomes a modified endowment contract will be subject to these special rules. For these purposes, loans include additional accrued and unpaid interest on existing policy loans. For these reasons, you should consider very carefully, after consultation with your tax advisor, whether to exercise the Overloan Protection Rider.

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Guaranteed Minimum Accumulation Benefit Rider: The Guaranteed Minimum Accumulation Benefit (GMAB) Rider provides a guarantee that at the end of the 12th Policy Year, your Separate Account Value will not be less than the value of the GMAB Account minus any unpaid loans and accrued loan interest (“Adjusted GMAB Account Value”).

Rider Benefit: At the end of the 12th Policy Year, if the Separate Account Value is less than the Adjusted GMAB Account Value, the Separate Account Value will be increased to equal the Adjusted GMAB Account Value (“Rider Exercise”). Any increase to the Separate Account Value will be divided equally among your current allocations to the GMAB Investment Divisions on the date of the increase. None of this increase will be allocated to a discontinued GMAB Allocation Alternative. If the Separate Account Value is more than the Adjusted GMAB Account Value at this date, the Separate Account Value will not be increased. If the insured dies while the GMAB Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit.

Because the GMAB Rider generally provides protection against decreases in the policy’s Separate Account Value due to negative investment performance, this Rider may not be a benefit to you if all or most of your cash value is allocated to the Fixed Account. You should elect this Rider only if you have, or intend to have, most or all of your cash value allocated to the GMAB Investment Divisions. The Rider does not guarantee a return of principal.

This Rider will provide no benefit if you surrender the policy (or cancel the Rider) before the end of the 12th Policy Year. You should select this Rider only if you intend to keep the policy for at least twelve years. This Rider also provides no benefit if the policy lapses, even if the Adjusted GMAB Account Value is greater than the Separate Account Value.

Rider Eligibility and Investment Restrictions: To be eligible for this Rider, you must elect it at Policy issue and allocate 100% of your cash value to any one (or more) of the following GMAB Allocation Alternatives:

MainStay VP Balanced – Initial Class

MainStay VP Bond – Initial Class

MainStay VP Conservative Allocation – Initial Class

MainStay VP Floating Rate – Initial Class

MainStay VP Income Builder – Initial Class

MainStay VP Janus Henderson Balanced – Initial Class

MainStay VP MacKay Convertible – Initial Class

MainStay VP MacKay Government – Initial Class

MainStay VP MacKay High Yield Corporate Bond – Initial Class

MainStay VP MacKay Unconstrained Bond – Initial Class

MainStay VP Fidelity Institutional AM® Utilities – Initial Class

MainStay VP Moderate Allocation – Initial Class

MainStay VP Moderate Growth Allocation – Initial Class

MainStay VP PIMCO Real Return – Initial Class

MainStay VP U.S. Government Money Market – Initial Class

BlackRock® Global Allocation V.I. Fund – Class I

Fixed Account

DCA Plus Account

If you allocate your Cash Value to any Investment Option other than the GMAB Allocation Alternatives, your allocation will be pended and you will be given the opportunity to cancel or modify your allocation. If you do not reallocate your Cash Value to a GMAB Allocation Alternative after such notice, the GMAB Rider will end and you will be subject to a cancellation fee. If you have elected the GMAB Rider, the only Asset Allocation Model (for SVUL policies only) you can select is the Conservative Model as that Model is composed entirely of Investment Divisions that are consistent with the GMAB Allocation Alternatives. (See “Management and Organization—Asset Allocation Models” for more information.) All subsequent premium payments and/or transfers must be made to one or more of these GMAB Allocation Alternatives. We may make changes to the GMAB Allocation Alternatives available with the GMAB Rider by discontinuing a GMAB Investment Division because it has been: (1) closed; (2) merged, or substituted with an Investment Division not offered as a GMAB Allocation Alternative; or (3) otherwise restricted by that Investment Division’s investment advisor. We will promptly notify you of any such change and request conforming allocation and/or transfer instructions from you. If we do not receive these instructions within 60 days of notification, we will transfer the amount in your discontinued GMAB Allocation Alternative to the MainStay VP U.S. Government Money Market Investment Division, or if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative. Any loan repayments, partial withdrawals or premium payments that were directed to the discontinued GMAB Allocation Alternative will also be reallocated to the MainStay VP U.S. Government Money Market Investment Division, or if in the context of a substitution approved by the SEC, the replacement GMAB Allocation Alternative, if not reallocated by you. We may also discontinue offering a GMAB Allocation Alternative at any time. If we do so, any funds already allocated to that discontinued GMAB Allocation Alternative may remain, but no additional funds may be allocated, reallocated, or transferred to that allocation alternative. If we do not receive conforming instructions for future allocations or transfers, we will allocate these amounts to the MainStay VP U.S. Government Money Market Investment Division.

You are not eligible for the GMAB Rider if you have elected the Cash Value Accumulation Test as the policy’s Life Insurance Qualification Test.

Conflicts of Interest: Although the investment restrictions required by the GMAB Rider (including the Conservative Asset Allocation Model) are generally designed to provide protection against decreases in the policy’s Separate Account Value due to negative investment performance, please note that they may also limit your full participation in positive investment performance. The intended protection against (or limitation of) negative investment performance is in NYLIAC’s best interest, since it reduces the likelihood that NYLIAC will be required to pay benefits under the GMAB Rider or reduces the potential magnitude of those benefit payments. This reduces the likelihood that you will benefit from the GMAB Rider, or receive the full magnitude of any benefit from, the GMAB Rider. Other Investment Options (or Asset Allocation Models) that are available if you do not select the GMAB Rider may offer the potential for higher returns. In addition, although we do not currently do so, we may elect to include Investment Divisions that utilize “volatility management strategies” as GMAB Allocation Alternatives. If you allocated your premium payments and Cash Value to one or more Investment Divisions that employed such a strategy, it could further reduce the likelihood that you would benefit from the GMAB Rider or receive the full potential magnitude of any benefit payments we would be required to make under the GMAB Rider. In addition, any negative impact to the performance of a fund due to a volatility management strategy could limit increases in your Cash Value. You should consult with your registered representative and carefully consider whether the investment restrictions required by the GMAB Rider meet your investment objectives and risk tolerance.

Rider Charges and Fees: Each month, while the Rider is active and the GMAB Account Value is greater than zero, we will deduct a GMAB Rider Charge based on the Adjusted GMAB Account Value. We can increase this charge, but we guarantee that the GMAB Rider Charge will never exceed 1.50% of the Adjusted GMAB Account Value on an annualized basis. The current rate will be set by us, in advance, at least once a year. We will not deduct the GMAB Rider Charge if the Adjusted GMAB Account Value is zero or less. A cancellation fee of no more than 2% of the Adjusted GMAB Account Value may apply if the rider is canceled prior to the end of the 12th Policy Year.

GMAB Account Value: The GMAB Account Value is only a shadow account value that does not have cash value or loan value. As such, the GMAB Account cannot be used to support the payment of any monthly deductions from cash value and/or separate account charges; loans or loan repayments;

surrenders, partial surrenders or periodic partial withdrawals; premium payments; or to reinstate a policy. You will not receive the GMAB Account Value on a 1035 exchange, policy split option (SVUL policies only) or other policy exchange, or as part of a Life Insurance Benefit payment (other than those that may be paid in connection with Section 7702 of the IRC).

The initial GMAB Account Value is equal to the initial Net Premiums allocated to the GMAB Investment Divisions. On any Monthly Deduction Day thereafter, a calculation equal to (a + b + c - d - e - f + g) will be performed to determine the GMAB Account Value where:

a =	the GMAB Account Value on the prior Monthly Deduction Day;

b =	the sum of all Net Premiums allocated to the GMAB Investment Divisions since the prior monthly deduction day;

c =	any amounts transferred (or otherwise added) to the GMAB Investment Divisions since the prior Monthly Deduction Day;

d =	the portion of the monthly deductions from cash value and separate account charges (including the GMAB Rider Charge) deducted from the GMAB Investment Divisions on that Monthly Deduction Day;

e =	the amount of any GMAB Proportional Transfer(s) out made since the prior Monthly Deduction Day;

f =	the amount of any GMAB Proportional Withdrawal(s) taken since the prior monthly Deduction Day; and

g =	the product of (i) x (ii) where:

(i)	= the GMAB Interest Rate; and

(ii)	= (a + b + c - d - e - f) minus any outstanding loans and accrued loan interest.

The persistency credit does not apply to the GMAB Account Value.

The GMAB Interest rate will never be less than 2% on an annualized basis. For purposes of calculating the GMAB Account Value, any amounts you are permitted to retain in certain discontinued GMAB Allocation Alternatives will be counted as cash value held in the GMAB Investment Divisions. A GMAB Proportional Transfer is equal to the amount you transfer (or is otherwise deducted) from the GMAB Investment Divisions to the Fixed Account, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding this transfer, multiplied by the GMAB Account Value on the effective date of the transfer. A GMAB Proportional Withdrawal is equal to the sum of the partial surrenders (including associated fees or charges, if any) deducted from the GMAB Investment Divisions, divided by the cash value attributable to the GMAB Investment Divisions immediately preceding the surrender, multiplied by the GMAB Account Value on the effective date of the surrender.

The GMAB Account Value may be less than the Separate Account Value of the policy and may be less than the total premiums paid. This may occur due to the impact on the GMAB Account Value of: (1) monthly deductions from cash value and separate account charges; (2) transfers and withdrawals; and (3) higher returns in the Separate Account Investment Divisions compared to the 2% annualized return on the GMAB Account Value. This rider does not guarantee a return of principal.

The GMAB Account Value does not include any amounts allocated, or that you subsequently transfer from the GMAB Investment Divisions to the Fixed Account. Partial surrenders deducted from the cash value attributable to the GMAB Investment Divisions and transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these surrenders or transfers.

Anniversary Option: At the end of the 12th Policy Year, you have the option to elect another benefit period under the GMAB rider available at that time if we receive your election notice in Good Order by the date specified in the Rider. The GMAB Rider Charge and the GMAB Interest Rate for the new GMAB Rider will be based on the rates then in effect.

Impact of Surrenders: As noted above, partial surrenders will proportionally reduce the GMAB Account Value and the GMAB Rider Charge. Set forth below is an example of how the benefit of the GMAB Rider would be affected by surrender activity.

For a VUL/SVUL policy with a $250,000 Face Amount, a Separate Account Value of $80,000 and a GMAB Account Value of $100,000, if a policyholder requested a partial surrender of $10,000 in Policy Year 8:

•	the Separate Account Value would be reduced by $10,240 to $69,760 ($80,000 minus the partial surrender and any associated surrender fees ($10,000 + $240)); and

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the GMAB Account Value would be proportionately reduced by $12,800 to $87,200 (the amount of the partial surrender including any associated fees and charges deducted from the GMAB Investment Divisions ($10,240) divided by the cash value attributable to the GMAB Investment Divisions immediately prior to the partial surrender ($80,000), multiplied by the GMAB Account Value on the effective date of the partial surrender ($100,000)).

Termination of the rider: You may cancel the rider at any time. To cancel the rider, you must send a signed notice in Good Order to the VPSC at one of the addresses noted on the first page of the Prospectus (or any other address we indicate to you in writing). If a cancellation occurs prior to the end of the 12th Policy Year, a cancellation fee of no more that 2% of the Adjusted GMAB Account Value may apply. The rider will end of the benefit period; the policy ends, is surrendered or lapses; at the end of the 12th Policy Year; or if you choose to make a premium payment or transfer to an allocation alternative other than a GMAB Allocation Alternative after notification. The rider provides no benefit if the policy lapses, or if you cancel the rider prior to the end of the 12th Policy Year, even if the Adjusted GMAB Account Value is greater that the Separate Account Value.

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Waiver of Specified Premium (WSP) Rider (VUL Policies Only): This rider will pay, on each Monthly Deduction Day, a specified premium amount (the “WSP Amount”) into the policy if the insured suffers from a total disability (lasting at least six (6) consecutive months) while the WSP Rider is in force. You must provide proof that the insured has been totally disabled for at least six consecutive months before we will pay the WSP Amount into the policy. Written notice and proof of total disability must be provided to us in Good Order at the VPSC, or any other location that we indicate to you in writing, while the insured is living and has a total disability, or as soon as it can reasonably be done. From time to time, we may require proof that the insured is totally disabled. We will pay for any medical examination necessary in connection with such proof.

We will deduct a sales expense charge from any WSP Amount. The first benefit payment will include a one-time lump sum that covers any WSP Amount that would have been paid from the beginning of the insured’s total disability. We will also return any WSP Rider charges that were deducted during this period. We will pay the WSP Amount until: (a) the period of total disability ends; (b) the policy anniversary on which the insured is age 65; or (c) the policy ends or is surrendered, whichever comes first. Monthly WSP rider charges are waived during any period when the WSP Amount is being paid. The WSP Rider is available for issue ages from 0-59. Note: Payment of the WSP Amount is no guarantee that your VUL policy will not lapse. Although we will pay the WSP Amount into your policy each month that you are on claim, we will also continue to deduct applicable Monthly Deduction Charges other than the WSP Rider charges. You may be required to pay additional premiums during a period of total disability to maintain the policy in force.

At rider issue, the WSP Amount is based on: (a) the Face Amount of the policy; (b) the Face Amount of any life insurance issued under certain covered rider(s) (the “Applicable Riders”); and (c) the Insured’s issue age, gender at birth, and risk classification. The WSP Amount may not be greater than $12,500 on a monthly basis. Subject to this maximum, if changes occur that increase or decrease the Face Amount of the policy or any Applicable Rider; add or terminate an Applicable Rider; or modify the insured’s class of risk, the WSP Amount will vary accordingly. The WSP Amount will not increase or decrease during a period of total disability, but it will be recalculated (if necessary) to account for any changes affecting that amount if the disability period ends. The monthly rider charge is calculated by multiplying the WSP Amount by a rate that is based on the Insured’s gender at birth and age at rider issue and/or at the time of any changes to the WSP Amount. In addition, certain underwriting risks—including the insured’s medical condition, occupation or avocation—may increase the monthly rider charge, if applicable. Although the monthly rider charge can vary, it will never be greater than $217.50 per $1,000 of WSP Amount.

You may cancel the rider at any time by sending us a signed notice in Good Order. The rider ends on the earlier of any of the following events: when the policy ends, when the policy is surrendered, or on the policy anniversary on which the insured is age 65. If you elect the WSP Rider, you may not also elect the Monthly Deduction Waiver rider.

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Estate Protection Rider (SVUL Policies Only): Where available, this rider provides additional insurance protection for the first four Policy Years when we have proof that both insureds died. There is a charge for the rider and it may only be purchased at issue. You can cancel this rider at any time by sending us signed written notice in Good Order.

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Level First-to-Die Term Rider (SVUL Policies Only): This rider provides a level term insurance death benefit which we will pay when either Insured dies while the rider is in effect. We will only pay the benefit once even if both insureds die at the same time. You may decrease the Face Amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the Face Amount of this rider. You may cancel this rider at any time by sending us signed written notice in Good Order. The rider will end on the Monthly Deduction Day on or next following receipt of your request.

MATURITY DATE

Unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Value of your policy.

One year before your policy’s maturity date, we will notify you that on your maturity date you may elect either:

(1) to receive the Cash Surrender Value of your policy; or

(2) to continue the policy without having to pay any more cost of insurance charges or monthly contract fees.

If you do not make an election, the policy will be continued. If the policy is continued, the following limitations will apply:

(a) No further Planned or Unplanned Premiums will be allowed, except as needed to keep your policy from lapsing.

(b) Other than the Mortality and Expense Risk Charge, no further Monthly Deduction Charges will be deducted from your Cash Value.

(c) Partial surrenders and loan repayments will continue to be allowed.

(d) New policy loans can be requested and loan interest will continue to accrue on any new and existing loans at the current loan interest rate. However, if the amount of any unpaid loans (including any accrued loan interest) is greater that the Cash Surrender Value of your policy, your policy could lapse.

(e) Any riders attached to the policy will end, unless stated otherwise in the rider.

If you choose to surrender your policy, you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

The federal income tax treatment of a life insurance policy is uncertain after the insured is age 100. See “Federal Income Tax Considerations—Status of the Policy After the Insured is Age 100” for more information. Please consult your tax advisor regarding the tax implications of these options.

If your policy is still in effect when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE “SECTION 1035” INSURANCE POLICY EXCHANGES

Generally, you can exchange one life insurance policy for another in a “tax-free exchange” under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest. New York Life may accept standard electronic instructions from another insurance carrier for the purposes of effecting a Section 1035 exchange.

Because the final surrender value of your existing policy will be calculated once the new life insurance policy has been approved for issuance, this final surrender value may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated several Business Days after we receive your exchange request in Good Order. Please consult your current insurer for options to potentially mitigate market exposure during this period. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

24-MONTH EXCHANGE PRIVILEGE

Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial Face Amount as your original policy, but will not offer variable Investment Options such as the Investment Divisions.

To exchange your policy:

•	your policy must be in effect on the date of the exchange;

•	you must repay any unpaid loan (including any accrued loan interest); and

•	you must submit a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

We will process your request for an exchange on the later of: (1) the Business Day on which we receive your written request in Good Order along with your policy, or (2) the Business Day on which we receive the necessary loan payment for your exchange in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy’s Cash Value plus a refund of all cost of insurance charges, monthly per thousand face amount charges, sales expense charges, and any rider charges taken as of the date of the exchange. We will not refund Mortality and Expense Risk charges, monthly contract charges, state premium tax charges, or federal tax charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. We will require you to make any adjustment to the premiums and Cash Value of your variable policy and the new policy, if necessary.

When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. Requests received after 4:00 pm (Eastern Time) on a Business Day, or on a non-Business Day, will be processed as of the next Business Day.

PREMIUMS

For the purpose of determining whether we require additional underwriting when accepting a premium payment, we classify your premium payments as planned or unplanned premiums.

The currently available methods of payments are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts or any other method agreed to by us.

Acceptance of initial and subsequent premium payments is subject to our suitability standards.

PLANNED PREMIUM

When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your “planned premium.” It is shown on the Policy Data Page. Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy Face Amount, Investment Division performance, loans, and riders you add to your policy.

You can make additional planned premium payments at any time up to the Insured’s attainment of age 100 (under VUL) or the younger Insured is or would have been age 100 (under SVUL) except as permitted in “Maturity Date”. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

UNPLANNED PREMIUM

An unplanned premium is a payment you make that is not part of the premium schedule you choose.

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While the insured (under VUL) or either insured (under SVUL) is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100 (under VUL) or the younger insured is or would have been age 100 (under SVUL) except as permitted in ”Maturity Date”. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, (i) we may require proof of insurability before accepting that payment and applying it to your policy, and (ii) for an SVUL policy both insureds must be living. The Life Insurance Benefit increase may occur for your policy to continue to qualify as life insurance under IRC Section 7702.

•	If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

•	The minimum unplanned premium amount we allow is $50.

•	We may limit the number and amount of any unplanned premium payments.

Unplanned premiums must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Acceptance of initial and subsequent premium payments is subject to our suitability standards.

RISK OF MINIMALLY FUNDED POLICIES

You can make additional planned or unplanned premium payments at any time up to the insured’s (younger insured for SVUL) attainment of age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

Although premium payments are flexible, you may need to make subsequent premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and performance-related risks. When initially determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day.

The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading. Generally, the NYSE is closed on Saturdays, Sundays and major U.S. holidays.

FREE LOOK

You have the right to cancel your policy, within certain limits. Under the Free Look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return it and receive a refund. You can cancel increases in the Face Amount of your policy under the same time limits. (See “State Variations” for state-by-state details.) To receive a refund, you must return the policy to the VPSC at one of the addresses noted on the first page of the prospectus (or any other address we indicate to you in writing) or to the registered representative from whom you purchased the policy within 20 days of receiving the policy, along with a written request for cancellation in Good Order.

For VUL policies, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the end of the free look period. On the Business Day following the free look period, we will allocate the Net Premium plus any accrued interest to the Investment Divisions you have selected.

For VUL policies, if you cancel your policy, we will pay you the greater of (a) your policy’s Cash Value calculated as of the Business Day either the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation in Good Order, or (b) the total premium payments you have made, less any loans and any partial surrenders you have taken.

For SVUL policies, we will allocate premium payments you make with your application or during the Free Look period to our General Account until the later of the Issue Date and the date NYLIAC receives the full initial premium payment in Good Order.

For SVUL policies, if you cancel your policy, we will generally pay you your policy’s Cash Value, plus any Premium Expense Charges, and any Monthly Deduction Charges, minus loans calculated as of the Business Day that the VPSC or the registered representative through whom you purchased it receives the policy along with the written request for cancellation in Good Order.

If you cancel an increase in the Face Amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

PREMIUM PAYMENTS

Premium payments should be mailed to: NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or by express mail to NYLIAC, Suite 3021, c/o The Northern Trust Bank, 350 North Orleans Street,

Receipt & Dispatch, 8th Floor, Chicago, IL 60654. Acceptance of initial and subsequent premium payments (whether planned or unplanned) are subject to our suitability standards.

The currently available methods of payment are: direct payment to NYLIAC, pre-authorized monthly deductions from your bank, credit union or similar accounts and any other method agreed to by us.

We apply the Net Premium to the Investment Divisions (including those available with the Asset Allocation Models), the Fixed Account and/or DCA Plus Account, according to your instructions.

If you elect the GPT to determine whether your policy qualifies as life insurance under IRC Section 7702, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the GPT, we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you. (See “Policy Payment Information—Life Insurance Benefit Options” for more information.)

The payment of the initial premium (and any other planned or unplanned premium made before the Initial Premium Transfer Date) will be applied to the General Account. On the Initial Premium Transfer Date, we allocate the Net Premium, along with any interest credited, to the Investment Divisions of the Separate Account (including those available with the Asset Allocation Models), the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus (or any other address we indicate to you in writing). Your revised premium allocation selection will be effective as of the Business Day the revised premium allocation is received by the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). Premium allocation selections received after market close will be effective the next Business Day. The allocation percentages must be in whole numbers.

CHECK-O-MATIC

Check-O-Matic is a service that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. To set up the Check-O-Matic option, you must submit your request in writing in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

If your premium payment is returned by the bank for insufficient funds, we will reverse the Investment Options you have chosen and reserve the right to charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy’s Cash Value. If an electronic (“Check-O-Matic”) premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide written notification in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) that you wish to resume the arrangement and we agree to do so.

POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

If you have coverage under a conditional temporary agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the full initial premium payment in Good Order that you are required to make when the policy is delivered to you. You can call 1-800-598-2019 to determine if we have received your premium payment.

The monthly deduction of charges will begin on the first Monthly Deduction Day, which will be the monthly anniversary of the Policy Date on or following the later of the Issue Date or the date we receive the full initial premium payment in Good Order. If the Policy Date is prior to the later of the Issue Date or the date we receive the full initial premium payment, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

CHANGING THE FACE AMOUNT OF YOUR POLICY

You can request to increase or decrease the Face Amount of your policy under certain circumstances once it is in force. The Face Amount of your policy affects the Life Insurance Benefit to be paid.

To increase the Face Amount of your policy, you must either contact your registered representative or send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). If an increase is approved, we will increase the Face Amount on the Monthly Deduction Day on or after the date we approve the increase.

You should consider the following consequences when increasing the Face Amount of your policy:

•	possible increased cost of insurance charges;

•	an additional per-thousand face amount charge;

•	a new suicide and contestability period applicable only to the amount of the increase;

•	a new ten-year surrender charge period applicable only to the amount of the increase;

•	a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

•	a possible new seven-year testing period for modified endowment contract status.

Under certain circumstances, you can request a decrease in the Face Amount of your policy. To decrease the Face Amount of your policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). You should consider the following possible consequences when decreasing the Face Amount of your policy:

•	a change in the total policy cost of insurance charge;

•	possible force-outs of premium if premiums paid exceed the GPT;

•	a surrender charge applicable to the amount of the decreased Face Amount (We will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

•	adverse tax consequences.

For more information about changing the Face Amount of your policy, see the SAI.

POLICY PROCEEDS

We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured (under VUL) or last surviving insured (under SVUL) died. These proceeds will equal:

1)	the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death; plus

2)	any additional death benefits available under the riders you have chosen; less

3)	any outstanding loans (including any accrued loan interest as of the date of death) on the policy and any unpaid Monthly Deduction Charges.

We will pay interest on these proceeds from the date the insured (under VUL) or last surviving insured (under SVUL) died until the date we pay the proceeds. See “Policy Payment Information—Life Insurance Benefit Options” for more information.

Every state has unclaimed property laws, which generally declare a life insurance policy to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or the date the life insurance benefit is due and payable. For example, if the payment of a life insurance benefit has been triggered, but, if after a thorough search, we are unable to locate the beneficiary of the life insurance benefit, or the beneficiary does not come forward to claim the life insurance benefit in a timely manner, the life insurance benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the insured last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable, however, and the state is obligated to pay the life insurance benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send a written request in Good Order to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) to make such changes.

PAYEES

The beneficiary is the person(s) or entity(ies) you have specified on our records to receive the Policy Proceeds from your policy. You have certain options regarding the policy’s beneficiary:

•	You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured (under VUL) or last surviving insured (under SVUL) dies.

•	You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

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To change a revocable beneficiary while the insured (under VUL) or last surviving insured (under SVUL) is living, you must either send a written request in Good Order to the VPSC to one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), or contact us online at www.newyorklife.com.

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If no beneficiary is living when the insured (under VUL) or last surviving insured (under SVUL) dies, we will pay the Policy Proceeds to you (the policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee’s estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

HOW POLICY PROCEEDS WILL BE PAID

While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.

If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

Any Policy Proceeds paid in one sum will include interest compounded each year from the date of the Insured’s death to the date of payment. We set the interest rate each year. This rate will be at least the rate required by law.

LUMP SUM PAYMENT

If you specified that the Policy Proceeds be paid in a lump sum, after the death of the insured (under VUL) or last surviving insured (under SVUL), the beneficiary can choose among the following methods of payment:

•	We will issue a single check for the amount of the Policy Proceeds; or

•	Policy Proceeds will be paid over time through one of the various payment options described below.

After we are notified of the death of the insured (under VUL) or the last surviving insured (under SVUL), the beneficiary will receive a claim form. If no choice is made, we will issue a single check for the amount of the Policy Proceeds.

PAYMENT OPTIONS

If you designated that the Policy Proceeds be paid to the beneficiary over time, or if the beneficiary chooses (or elects a payee) to be paid over time, Policy Proceeds will be paid according to one of the following payment options: an Interest Accumulation Option or an Interest Payment Option. (Those receiving payments under these options — whether they are designated by you or the beneficiary — will be referred to as “payees” below.) Under the Interest Accumulation or Interest Payment Options, the payee can withdraw amounts of at least $100 at any time. We will mail a check for the amount of the proceeds to the payee. If the payee requests a withdrawal, and the balance remaining on deposit with us after the withdrawal would be less than $100, we may pay the entire remaining balance in one sum to the payee.

•	Interest Accumulation Option (Option 1 A)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Each year, interest will accumulate on the balance at a rate we reset annually. The interest crediting rate will never be less than 3%. Sums withdrawn will be credited interest up to the date of the withdrawal.

•	Interest Payment Option (Option 1 B)

Under this option, the Policy Proceeds will remain on deposit with us until the payee requests a withdrawal. Interest earned on any balance will be paid directly to the payee on a monthly, quarterly, semi-annual or annual basis. The balance will earn interest at a rate we reset annually. The interest crediting rate will never be less than 3%.

ELECTING OR CHANGING A PAYMENT OPTION

While the insured is living (VUL), or while the insureds are both living (SVUL), you can elect or change your payment option. To change your payment option, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option. (See “Policy Payment Information—Payees” for more information.)

After the insured (under VUL) or last surviving insured (under SVUL) dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

WHEN WE PAY POLICY PROCEEDS

If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial surrenders, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements in Good

Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

Under the following situations, payment of proceeds may be delayed:

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We may delay payment of any loan proceeds attributable to the Separate Account, any partial surrenders from the Separate Account, the policy’s Cash Surrender Value, or the Policy Proceeds during any period that:

(1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or an emergency exists, or an Eligible Portfolio suspends redemptions pursuant to SEC Rules 2a-7 or 22e-3 under the 1940 Act or otherwise; or

(2) the SEC, by order, permits us to delay payment to protect our policyowners.

•

We may delay payment of any portion of any loan or surrender request, including requests for partial surrenders, from the Fixed Account and/or the DCA Plus Account for up to six months from the date we receive your request.

•

We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within thirty-one (31) days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

•

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial surrenders, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

•

If you have submitted a recent check or draft, we have the right to defer payment of any surrenders, loans, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial surrender or Cash Surrender Value for 30 days or more.

We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

LIFE INSURANCE BENEFIT OPTIONS

Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit option you choose. Your policy offers three options:

Option 1—	The Life Insurance Benefit under this option is equal to the policy’s Face Amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

Option 2—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the policy’s Cash Value on the date of death. The Life Insurance Benefit under this option will vary with the policy’s Cash Value. Cash Value varies due to performance of the Investment Divisions selected, interest credited to the Fixed Account and/or the DCA Plus Account, outstanding loans (including loan interest), charges, and premium payments. Your Life Insurance Benefit will never be less than your policy’s Face Amount.

Option 3—	Except as described below, the Life Insurance Benefit under this option is equal to the policy’s Face Amount plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy’s Adjusted Total Premium (total premiums paid minus any partial surrenders). Your Life Insurance Benefit will never be less than your policy’s Face Amount.

We determine the Life Insurance Benefit as of the date of the insured’s (under VUL) or last surviving insured’s (under SVUL) death. Under any of the options, your Life Insurance Benefit may be greater if the policy’s Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702 (the “Corridor Death Benefit”) as described below, is greater than the amount calculated under the option you have chosen. If you have elected the Guaranteed Minimum Accumulation Benefit rider, your Corridor Death Benefit will be equal to the Cash Value (calculated using the higher of the GMAB Account Value or the Separate Account Value) multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702. In both cases, you can find this percentage on the Policy Data Page.

Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either the GPT or the CVAT. You must choose either the GPT or CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used. The Overloan Protection Rider and the Guaranteed Minimum Accumulation Benefit Rider are only available if you choose GPT. You are not eligible for the Overloan Protection Rider or the Guaranteed Minimum Accumulation Benefit Rider if you choose CVAT.

The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the Life Insurance Benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Life Insurance Benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more Life Insurance Benefit in relation to Cash Value than is required by the GPT corridor. Therefore, as your Cash Value increases while your policy is in corridor, your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

Your policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher Life Insurance Benefit.

Assuming your Life Insurance Benefit does not increase to meet the requirements of IRC Section 7702, and assuming the same Face Amount and premium payments under these options:

•

If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds than under Options 2 or 3.

•

If you choose Option 2 or 3, your Life Insurance Benefit will vary with your policy’s Cash Value or Adjusted Total Premium, and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

(See the SAI for examples of the impact of these tests on sample Life Insurance Benefit options).

Tax law provisions relating to “employer-owned life insurance contracts” may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy to ensure that such Benefit may be received on a tax-free basis. See the discussion under “Federal Income Tax Considerations—IRC Section 101(j)—Impact on Employer-Owned Policies” for more information.

If you have elected the Guaranteed Minimum Accumulation Benefit Rider, and the insured dies while that Rider is in effect, but before Rider Exercise, the GMAB Rider will end and you will not receive the GMAB Account Value as part of a Life Insurance Benefit (other than those that may be paid in connection with Section 7702 of the IRC). (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

You can change the Life Insurance Benefit option for your policy to Option 1 or Option 2 while the insured (under VUL) or both insureds (under SVUL) are alive. (Changes to Option 3 are not permitted.) We may, however, prohibit you from changing the Life Insurance Benefit Option if the change would cause: (1) the Face Amount of the policy to be less than the policy minimum, (2) the policy to fail to qualify as life insurance under Section 7702 of the IRC or (3) the policy’s Face Amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted: (1) on or after the policy anniversary on which the insured is age 100 (under VUL) or younger insured is or would have been age 100 (under SVUL) or (2) when the No-Lapse Guarantee has been invoked.

Changes From Option 1 To Option 2

If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

Changes From Option 2 To Option 1

If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

Changes From Option 3 To Option 1

If you change from Option 3 to Option 1, we will increase the policy’s Face Amount by the amount of Adjusted Total Premiums, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, and we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change.

Changes From Option 3 To Option 2

If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to a Face Amount decrease at the time you change your Life Insurance Benefit option, we will assess a surrender charge based on the amount of the Face Amount decrease.

To change your Life Insurance Benefit Option, you must submit a signed written request In Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request in Good Order. If the change would increase the Net Amount at Risk, we will not require any proof of insurability to make such a change. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax advisor before changing your Life Insurance Benefit Option.

(See the SAI for examples of how an option change can impact your Life Insurance Benefit.)

ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a Face Amount increase as a result of a change in the Life Insurance Benefit option. For any increase(s) in Face Amount other than one due to a change in the Life Insurance Benefit option, this two-year period begins on the effective date of the increase or payment. If this policy ends and is reinstated, we will not contest the policy after it has been in effect during the lifetime of each insured, as applicable, for two years from the date of reinstatement.

SUICIDE

If the death of the insured (under VUL) or last surviving insured (under SVUL) is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or partial surrender benefits paid. If a suicide occurs within two years of the effective date of a Face Amount increase, we will only pay the total cost of insurance charges we deducted from Cash Value for the increase. No new suicide exclusion period will apply if the Face Amount increase was due solely to a change in the Life Insurance Benefit Option.

MISSTATEMENT OF AGE OR GENDER

If the policy application misstates any insured’s age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age(s) and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth and gender.

ASSIGNMENT

While an insured is living, you can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of such assignment in Good Order at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.) You cannot assign Qualified Policies.

SURRENDERS

PARTIAL SURRENDERS

You can request a partial surrender from your policy if: (1) the insured (under VUL) or either insured (under SVUL) is living, (2) the partial surrender being requested is at least $100 (under VUL) or $500 (under SVUL), and (3) the partial surrender will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE FOR A PARTIAL SURRENDER

You may request a partial surrender from the policy for an amount up to the Cash Surrender Value of your policy. We process a partial surrender at the price next determined after we receive your written request in Good Order. We will not allow a partial surrender if it would reduce the policy’s Face Amount below the minimum Face Amount requirement of $50,000 (under VUL) or $100,000 (under SVUL). See “Surrenders—Partial Surrenders—The Effect of a Partial Surrender” for more information on how a partial surrender can reduce your Face Amount, as applicable.

REQUESTING A PARTIAL SURRENDER

You can request a partial surrender from your policy by sending a written request to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Please note that partial surrender requests for amounts greater than $50,000 must be received in Good Order and may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send partial surrender proceeds electronically to that bank account or through the mail to that address. In addition, partial surrender requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial surrender request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed requests for a partial surrender, however we reserve the right to accept them at our discretion.

We will pay any partial surrender generally within seven days after we receive all of the necessary documentation and information in Good Order. However, we may delay payment under certain circumstances. (See “Policy Payment Information—When We Pay Policy Proceeds” for more information.)

Your requested partial surrender will be effective on the date we receive your written request in Good Order. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial surrender will be effective on the next Business Day.

When you make a partial surrender, we reserve the right to deduct a fee, not to exceed $25, for processing the partial surrender. You can specify how much of the partial surrender you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account and/or DCA Plus Account. If you do not specify how you would like your partial surrender allocated, we will deduct the partial surrender and any partial surrender fee from the Investment Divisions, the Fixed Account and/or the DCA Plus Account in proportion to the amounts you have in each of these Investment Options. We will not accept a partial surrender request that is greater than the amount in the Investment Divisions, the Fixed Account and/or the DCA Plus Account you have chosen.

A partial surrender may result in taxable income to you. (See “Federal Income Tax Considerations” for more information.)

SURRENDER CHARGE DUE TO PARTIAL SURRENDER

A partial surrender may result in a decrease in your policy’s Face Amount, which may cause a surrender charge to apply. This charge will equal the difference between (1) and (2), where (1) is the surrender charge calculated on the original Face Amount, and (2) is the surrender charge calculated on the new decreased Face Amount.

PERIODIC PARTIAL WITHDRAWALS

After the fifth Policy Year, you may elect to receive regularly scheduled withdrawals from your VUL policy. These periodic partial withdrawals (PPW) can be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made (may not be the 29th, 30th, or 31st of a month). To process a PPW, we must receive a written request in Good Order no later than five (5) Business Days prior to the date the withdrawals are to begin at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). If your request for this option is received less than five (5) Business Days prior to the date you request it to begin, the withdrawals will begin one month after the date you requested it to begin. We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day). The minimum amount of withdrawal is $100 (VUL), or such lower amount as we may permit. We reserve the right to deduct the Partial Surrender Fee, not to exceed $25, when you elect the PPW option. You can specify which Investment Divisions and/or Fixed Account from which the PPWs will be made. If you do not specify, we will withdraw money on a pro rata basis from each Investment Division and/or the Fixed Account. If a PPW would cause the policy’s Face Amount to be less than the minimum Face Amount, we will not process that PPW and the PPW arrangement will be suspended. If the policy’s Cash Surrender Value falls below $2,000, the PPW arrangement will also be suspended. If a PPW payment causes the policy’s Face Amount to decrease, a surrender charge may apply. You may not request this option if you have an SVUL policy, a Guaranteed Minimum Death Benefit Rider or if your policy is a MEC or is at the minimum Face Amount. The PPW arrangement will automatically terminate when total withdrawals taken (including PPWs) equal the total premiums paid under the policy.

THE EFFECT OF A PARTIAL SURRENDER

When you make a partial surrender, we reduce your Cash Value and Cash Surrender Value by the amount of the partial surrender, and any applicable partial surrender fee and surrender charge. If you elect the Guaranteed Minimum Accumulation Benefit Rider, partial surrenders will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account can be greater than the dollar amount of these surrenders. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

• Option 1

If you have elected Life Insurance Benefit Option 1, we reduce your policy’s Face Amount by the difference between:

(1) the amount of the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the surrender, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the partial surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

• Option 2

If you have elected Life Insurance Benefit Option 2, we will not reduce your policy’s Face Amount.

• Option 3

If you have elected Life Insurance Benefit Option 3, the Adjusted Total Premium will be reduced by the amount of the surrender proceeds. A reduction of the Adjusted Total Premium will never cause the Adjusted Total Premium to be less than zero. For policies where the Adjusted Total Premium is less than the amount of the surrender, the Face Amount of the policy will be reduced by the difference between:

(1) the amount of the surrender, less the Adjusted Total Premium amount immediately prior to the surrender; and

(2) the greater of:

(a) the Cash Value of the policy immediately prior to the partial surrender, less the Adjusted Total Premium, minus the Face Amount divided by the applicable percentage for the insured’s age (VUL) or younger Insured’s age (SVUL) at the time of the surrender, as shown on the Policy Data Page, or

(b) zero.

If the above results in zero or a negative amount, we will not adjust the Face Amount of your policy.

Any decrease in the Face Amount caused by the partial surrender will first be applied against the most recent increase in Face Amount. It will then be applied to other increases in Face Amount and then to the initial Face Amount in the reverse order in which they took place. Surrender charges may apply to Face Amount decreases. However, we will not apply a surrender charge if you have elected the Policy Split Option (SVUL Only) or the 24-Month Exchange Privilege.

FULL SURRENDERS

CASH SURRENDER VALUE

The Cash Surrender Value of your policy is the amount we will pay you if you request a full surrender of your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges that may apply and less outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and the DCA Plus Account, and because a surrender fee may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any applicable fees and charges. You can surrender your policy for its Cash Surrender Value at any time while the insured (under VUL) or last surviving insured (under SVUL) is living. If you surrender during the first Policy Year, an additional surrender charge will apply.

REQUESTING A SURRENDER

To surrender the policy, you must send a written request in Good Order to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature or medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address.

WHEN THE SURRENDER IS EFFECTIVE

Your surrender will be effective as of the end of the Business Day the VPSC receives your written request in Good Order together with the policy. If, however, the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, the requested surrender will be effective on the next Business Day. Generally, we will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the “Policy Payment Information—When We Pay Policy Proceeds” section. A surrender may result in taxable income and a penalty tax to you. (See “Federal Income Tax Considerations” for more information.)

LOANS

You can borrow any amount up to the loan value of the policy. The loan value at any time is equal to: ((100% – a) x b) – c, where:

a = the current loan interest rate;

b = the policy’s Cash Surrender Value; and

c = the sum of three months of Monthly Deduction Charges.

Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy’s Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or DCA Plus Account. Loans may affect the No-Lapse Guarantee. If you elect the Guaranteed Minimum Accumulation Benefit Rider, at the end of 12th Policy Year, the GMAB Account Value will be reduced by any loans and accrued loan interest to arrive at the Adjusted GMAB Account Value. (See “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.”)

If your address or bank account information has been on file with us for less than 15 days, we may require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address.

YOUR POLICY AS COLLATERAL FOR A LOAN

When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans. We will transfer these funds from the Investment Divisions of the Separate Account and/or from the DCA Plus Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial surrender or transfer any funds from the Fixed Account if the partial surrender or transfer would cause the cash value of the Fixed Account to fall below 100% of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

Please note that loan requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the owner(s) signature or a medallion signature guarantee. If your address or bank account information has been on file with us for less than 30 days, we will either require the request in writing or require additional verification of your identity, in Good Order, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. In addition, loan requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such loan request must be made in writing, in Good Order and sent to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). We do not currently accept faxed or e-mailed loan requests, however, we reserve the right to accept them at our discretion.

LOAN INTEREST

For policies issued on or after May 1, 2012, we currently charge an effective annual loan interest rate of 3% in Policy Years 1-10, and 2% in Policy Years 11 and beyond. For policies issued before May 1, 2012, we currently charge an effective annual loan interest rate of 4% in Policy Years 1-10 and 3% in Policy Years 11 and beyond. We may increase or decrease this rate but we guarantee that the rate will never exceed 6%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST CREDITED ON THE CASH VALUE HELD AS COLLATERAL FOR A POLICY LOAN

When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. We guarantee that the interest rate we credit on loaned amounts will always be at least the guaranteed minimum interest rate credited to the Fixed Account for your policy. For the first ten Policy Years, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 2% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 4%). Currently, for the first ten Policy Years, the rate we expect to credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in Policy Year 11, we guarantee that the rate we credit on loaned amounts will never be lower than the rate we charge for policy loans less 0.25% (for example, if the rate we charge for policy loans is 6%, then the rate we credit on loaned amounts will never be lower than 5.75%). Currently, beginning in Policy Year 11, the rate we expect to credit on loaned amounts is equal to the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

The interest we charge on a loan accrues daily and is payable on the following dates:

•	the policy anniversary;

•	the date you surrender the policy;

•	the date you fully repay a loan;

•	the date the policy lapses;

•	the date on which the insured (under VUL) or last surviving insured (under SVUL) dies; or

•	any other date we specify.

Any loan interest that you do not pay when due will become part of the policy loan and will also accrue interest. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

LOAN REPAYMENT

You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When a loan repayment is received, we will first use the money to cancel all or part of any outstanding loan which was originally taken from the Fixed Account and/or DCA Plus Account. Any remaining portion of the loan payment will be allocated to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. If there is no money allocated to the Investment Divisions on the date of your loan repayment, the entire remaining loan repayment will be allocated to the Fixed Account. Repayments of loans from the DCA Plus Account will be allocated to the Fixed Account. Loan payments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

EXCESS LOAN CONDITION

If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because amounts borrowed are removed from your Investment Divisions (which will receive investment performance) and placed into the Fixed Account (which earns interest at a fixed rate). Investment results will apply only to the amounts remaining in your Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate credited to loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest credited to loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued loan interest will reduce the Policy Proceeds that might otherwise be payable.

In addition, unpaid capitalized loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount. (See “Federal Tax Considerations” for more information.) Loans can affect the five-year No-Lapse Guarantee.

TERMINATION AND REINSTATEMENT

LATE PERIOD

If, on a Monthly Deduction Day, the No-Lapse Guarantee is not in effect and your policy’s Cash Surrender Value is insufficient to pay the policy’s Monthly Deduction Charges, your policy will continue for a late period of 62 days after that Monthly Deduction Day. (See ”State Variations” for state-by-state details). This may happen even if all Planned Premiums have been paid. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy of the notice to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits. No new loans or partial surrenders may be taken during the late period. If your policy has the No-Lapse Guarantee, it may prevent your policy from terminating during the first five years.

If the insured (under VUL) or last surviving insured (under SVUL) dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by the amount of any unpaid loan and accrued loan interest and by any unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured (VUL) or last surviving insured (SVUL) dies.

NO-LAPSE GUARANTEE

The No-Lapse guarantee ensures that the policy will not lapse during the first five Policy Years if it passes a minimum premium test. In order to pass that test, the total premiums you have paid into the policy (adjusted for loans or partial surrenders you have taken) must be at least equal to the minimum monthly premium payment amount of the policy, as shown on the Policy Data Page, multiplied by the number of Monthly Deduction Days that the policy has been in effect.

If the policy passes the minimum premium test, it will not enter the late period even if on a Monthly Deduction Day, your Cash Surrender Value is insufficient to pay the monthly deductions for the next policy month. Rather, we will deduct the charges from your Cash Value to the extent possible. We will defer the deduction of any amount that exceeds the Cash Value until the end of the guarantee period. The No-Lapse Guarantee will end on the fifth policy anniversary. When the guarantee period ends, if there is insufficient Cash Surrender Value to cover the current and any deferred monthly charges, you will be sent a bill for the accumulated unpaid amount. If that bill is not paid, the policy will end and there will be no Cash Value or Life Insurance Benefit.

REINSTATEMENT OPTION

If your policy has ended, you can request that we reinstate your policy if all of these conditions are met:

•

you send a written request for reinstatement, in Good Order, to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), within five years after your policy is ended;

•

the insured (under VUL) or both insureds (under SVUL) are alive (we will, however, accept your reinstatement request when only one insured is living if the other insured died before your policy was terminated); and

•	you have not surrendered your policy for its Cash Surrender Value.

Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on partial surrenders or amounts borrowed from the policy.

Before we reinstate your policy, we must also receive the following:

(1) a payment equal to an amount sufficient to keep the policy in effect for at least three months, and

(2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance with your instructions at the time you make such payment. Payments received after 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

The effective date of reinstatement will be the Monthly Deduction Day on or following the date we have approved your request for reinstatement that we receive in Good Order. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment due, which is the amount specified in (1) above.

If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed. We will deduct any unpaid loan and accrued loan interest from this Cash Value, or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement. In addition, we will deduct from the reinstated Cash Value the difference between the surrender charge assessed at the time of lapse and the surrender charge that applies at the time of reinstatement.

If the policy lapses during the first Policy Year and is subsequently reinstated, we will assess the first-year lapse/reinstatement charge.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is a percentage of planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male issue age 40, issued Preferred, with an initial Face Amount of $250,000.) Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond. For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is a percentage of planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are:

Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with an initial Face Amount of $1,000,000.)

The total commissions paid during the fiscal year ended December 31, 2018, 2017 and 2016 were $1,804,745, $2,447,477, and $3,124,388, respectively. NYLIFE Distributors did not retain any of these commissions. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

The policies are sold and premium payments are accepted on a continuous basis.

Please refer to the Statement of Additional Information for additional information on distribution and compensation arrangements. You may obtain a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The SAI is also posted on our corporate website, which is referenced above.

FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. We have not included any information about applicable state or other tax laws (except as noted in “Other Tax Considerations”, below). Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC’s tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax-deductible reserves associated with the policies.

CHARGES FOR TAXES

We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. We may increase this charge to reflect changes in the IRC or otherwise to reflect changes in the taxes we owe. See “Deductions from Premium Payments” for additional information. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/ or DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s federal income taxes attributable to the Fixed Account and/or DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account’s assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a “look through” rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner’s gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy’s pro rata portion of the assets of the

Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy’s pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio’s investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under “IRC Section 101(j)—Impact on Employer-Owned Policies”, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may, as described below, also be excludable from the policyowner’s gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a “modified endowment contract” as discussed below are treated in the same manner as Life Insurance Benefits under life insurance policies that are not so classified.)

In addition, unless the policy is a “modified endowment contract,” in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial surrender or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.

We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

IRC SECTION 101(j)—IMPACT OF EMPLOYER-OWNED POLICIES

For an “employer-owned life insurance contract” issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, the Pension Protection Act of 2006 (the “Act”) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

(1) the insured was an individual who was an employee within 12 months of his death;

(2) the insured was a “highly compensated employee” at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $125,000 (for 2019), directors and anyone else in the top 35 percent of employees based on compensation;

(3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267 (c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member’s or beneficiary’s benefit, or the insured’s estate; or

(4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

Policyholders that own one or more contracts subject to the Act will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

You should consult with your tax advisor to determine whether and to what extent the Act may apply to the Policy. Assuming the Act applies, you should, to the extent appropriate, (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

MODIFIED ENDOWMENT CONTRACT STATUS

Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.

A life insurance policy becomes a “modified endowment contract” if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the “seven-pay premium.” Generally, the “seven-pay premium” is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the “seven-pay premium” was $1,000, the maximum premium that could be paid during the first seven policy years to avoid “modified endowment” treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy’s first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

Certain changes in the terms of a policy, including a reduction in Life Insurance Benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period in the case of a VUL policy or at any time during the policy’s life in the case of an SVUL policy. In addition, if a “material change” occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A “material change” generally includes increases in Life Insurance Benefits, but, where applicable, does not include an increase in Life Insurance Benefits which is attributable to the payment of premiums necessary to fund the lowest level of Life Insurance Benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision may also apply to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

Any amounts distributed under a “modified endowment contract” (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial surrender, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer’s becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her Beneficiary.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

The policy provides that unless the Life Extension Benefit Rider is in effect, beginning on the policy anniversary on which the Insured is Age 100 (under VUL) or the younger insured is or would have been Age 100 (under SVUL), the policy’s Face Amount will no longer apply. Instead, the Life Insurance Benefit will equal the Cash Value of the policy. The IRS has not issued final guidance on the status of a life insurance policy after the insured or the younger insured, as the case may be, becomes Age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured or the younger insured, as the case may be, becomes Age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured or the younger insured, as the case may be, becomes Age 100.

POLICY SURRENDERS AND PARTIAL SURRENDERS

Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial surrender from your policy will depend upon whether the partial surrender results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

If your policy is not a modified endowment contract, the general rule is that a partial surrender from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in Face Amount or a partial surrender.

3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012, the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and options under this policy (including policy loans).

POLICY LOANS AND INTEREST DEDUCTIONS

We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

EXCHANGES, SALES OR ASSIGNMENTS OF POLICIES

If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. An assignment, sale or exchange of the policy may result in taxable income and tax penalties to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. Based on IRS guidance, amounts received in excess of the consideration paid for the policy may be taxed as ordinary income to the extent of the amount of gain that would have been realized had the policy been surrendered. Based on the same guidance, amounts received in excess of that amount would be taxed as capital gain. If you sell your policy in a reportable policy sale, the Tax Cuts and Jobs Act of 2017 imposes new information reporting requirements on the purchaser and the policy issuer. Under these new reporting requirements, certain information related to the sale may be required to be reported to the IRS and to the seller. For complete information with respect to policy assignments, sales and exchanges, a qualified tax advisor should be consulted.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the insured and if you have an insurable interest in the life of the insured either because the insured is your director, officer or employee, or because the insured has a financial interest in a business of yours.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of “life insurance contract” under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

OVERLOAN PROTECTION RIDER

Anyone contemplating the purchase of the policy with the Overloan Protection Rider should be aware that the tax consequences of the Overloan Protection Rider have not been ruled on by the IRS or the courts and it is possible that the IRS could assert that the outstanding loan balance should be treated as a taxable distribution when the Overloan Protection Rider is activated. You should consult a tax adviser as to the tax risks associated with the Overloan Protection Rider.

QUALIFIED PLANS

At times, the policies have been intended to be used with plans qualified under IRC Section 401(a). While these plans include profit sharing, 401(k) plans, money purchase pension plans and defined benefit plans, a purchaser of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30% rate on certain payments.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax advisor.

NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES

If a policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under IRC Section 264, even where such entity’s indebtedness is in no way connected to the policy. In addition, under IRC Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, the policy could be treated as held by the business for purposes of the IRC Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.

SPLIT-DOLLAR ARRANGEMENTS

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.

Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

TAX SHELTER REGULATIONS

Prospective owners that are corporations should consult a tax advisor about the treatment of the policy under the Treasury Regulations applicable to corporate tax shelters.

OTHER TAX CONSIDERATIONS

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.

The individual situation of each Policyowner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2019, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $11,400,000, as adjusted for inflation and 40%, respectively.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rule 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

RECORDS AND REPORTS

NYLIC or NYLIAC maintains all records and accounts relating to the Separate Account, the Fixed Account and the DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

Generally, NYLIAC will immediately mail you confirmation of any transactions involving the Separate Account. However, when we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized Monthly Deduction Charges from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on “Management and Organization—Our Rights—How To Reach Us for Policy Services”). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

Reports and promotional literature may contain the ratings NYLIC and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody’s Investor’s Services, Inc. and Standard and Poor’s. However, neither NYLIC nor NYLIAC guarantees the investment performance of the Investment Divisions.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2018 (including the report of the independent registered public accounting firm) and the Separate Account statement of assets and liabilities as of December 31, 2018, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

STATE VARIATIONS

VARIATIONS BY JURISDICTION (FOR POLICIES ISSUED PRIOR TO 5/1/12)

The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies issued prior to May 1, 2012.

Alaska, Colorado, Georgia, Hawaii, Indiana, Iowa, Kansas, Kentucky, Maine, Maryland, Massachusetts, Michigan, Minnesota, Nebraska, New Hampshire, North Carolina, Ohio, Oklahoma, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wyoming.

•	Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

•

Contestable Period—(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.

California

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.

Connecticut

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•

Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request. Interest will be paid (from the date we receive all information that we need to complete your request) on any amount deferred beyond that date.

Florida

•

Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

Illinois

•

Free Look (“Right To Examine Policy”) —If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including any policy fees or charges paid, less any loans and partial surrenders.

•	The amount of Variable Life Insurance or Cash Value Proceeds under this policy will increase or decrease, reflecting investment experience of the Separate Account.

•	Policy Proceeds—Settlements shall be made to the beneficiary no later than 2 months after we receive due proof that the Insured died on or after the Effective Date subject to all policy provisions.

•

Reinstatement Option—To reinstate this policy, payment that is equal to the lesser of: (a) the sum of all overdue Monthly Deduction Charges or (b) three (3) Monthly Deduction Charges (plus the Additional Contract Charge if this policy lapses during the first policy year multiplied by a factor of 238% must be paid.

•	All references to the 5-Year No-Lapse Guarantee in Illinois policies is changed to the 5-Year Coverage Protection Benefit.

Michigan

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

Missouri

•	Termination and Late Period—To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 61 days before the end of the Late Period.

•	Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.

•	The Suicide Exclusion Period—is one year from the Issue Date.

Montana

•

Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) should be disregarded for policies issued in this state. SVUL is not available for sale.

New Jersey

•	State Premium Tax Charge—We will not increase the charge above 2%.

•	Federal Tax Charge—We will not increase the charge above 2%.

•

Policy Changes—If we make changes to the Life Insurance Benefit Options, Face Amount Increases or Face Amount Decreases of your policy because Section 7702 of the Internal Revenue Code is amended, you have the right to refuse the change unless that refusal will make the policy null and void.

•	Late Period—If you do not mail a payment, which is postmarked by the end of the Late Period, the policy will end.

•	Contestable Period—is 2 years from the earlier of the Issue Date or the Policy Date.

•	Suicide Exclusion Period—is 2 years from the earlier of the Issue Date or the Policy Date.

New York

•

Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.

•

Termination and Late Period—The Late Period is the 31 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is less than the Monthly Deduction Charge for the next policy month. To inform you of the termination of the policy, we will mail a notice to you (and any known assignee) at least 30 days before the end of the Late Period.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable investment options, such as the Investment Divisions.

•

Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

•	The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

•	Suicide Exclusion—Reference to “sane” or “insane” has been removed.

North Dakota

•	The Suicide Exclusion Period—is one year from the Issue Date.

•	Policy Proceeds—Settlements shall be made within 60 days after due proof of death.

Oregon

•

Free Look (“Right To Examine Policy”)—If you cancel your policy, we will pay you the greater of the policy’s Cash Value as of the date the policy is returned or the total premiums paid, including policy fees or charges paid, less any loans and partial surrenders.

•

Policy Proceeds—A claim for the life insurance proceeds includes a fully completed claim form and a certified death certificate. If settlement of a claim is made after the first 30 days after receipt of due proof of death, it will bear interest equal to the greater of the loan interest crediting rate or the interest paid on deferred loan or surrender proceeds.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, with 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the of conversion. The new policy will be based on the same issue age, gender and class of risk as the original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

•	State Premium Tax Charge—is referred to as a “State Tax Charge Back.”

•	Late Period—If you do not mail a payment that is postmarked by the end of the Late Period, the policy will end.

VARIATIONS BY JURISDICTION (FOR POLICIES ISSUED ON OR AFTER 5/1/12 IF AVAILABLE)

The following lists by jurisdiction any variations to the statements made in this prospectus. Unless otherwise stated, the variations listed apply to both VUL and to SVUL policies issued on or after May 1, 2012.

Alabama, Alaska, Colorado, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Missouri, Mississippi, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming.

•	Payment of Policy Proceeds—See your policy for specific details regarding the payment of the policy proceeds and the interest payable on those proceeds.

•

Contestable Period—(SVUL Only) On the second policy year (or the second policy year after a Face Amount Increase, increase in Life Insurance Benefit due to an Unplanned Premium payment, reclassification or reinstatement), we will send a letter requesting notification of the death of any Insured covered by your policy. Failure to provide notice of the death of any Insured in reply to this letter could result in a contest of the policy.

•	Waiver of Specified Premium Rider (VUL Only)—The Waiver of Specified Premium Rider may not be added after policy issue.

California

•

Free Look (“Right To Examine Policy”) (For VUL and SVUL policies issued before May 1, 2014) — If you cancel your policy, we will pay you within 30 days from the date we are notified the greater of the policy’s Cash Value plus any charges that were deducted from any premium payments paid as of the date the policy is returned or the premiums paid, less any loans and partial surrenders you have taken.

•

Free Look (“Right To Examine Policy”) (For SVUL policies issued on or after May 1, 2014) — Within 20 days after delivery, you can return the policy to us or to the registered representative through whom it was purchased. Upon such a return, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be the policy’s Cash Value, plus any Premium Expense Charges, plus any Monthly Deduction Charges, minus loans.

•

If you are over the age of 60, you may return the policy to us or to the registered representative through whom it was purchased within 30 days from the date you received it. During that 30-day cancellation period, your money will be placed in our General Account unless you direct that the premium be allocated to the Investment Divisions during that time. If you do not direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period and you return the policy during that time, you will be entitled to a refund of the premium and any policy fee paid, less any loans and partial surrenders you have taken. If you do direct that the premium be allocated to the Investment Divisions during the 30-day cancellation period, you will be entitled to a refund of the policy’s account value (minus loans) on the day the policy is received by us or your registered representative, which could be less than the premium you paid for the policy, plus any policy fee paid. A return of the policy after 30 days may result in substantial penalties, including a surrender charge.

Connecticut

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Loan Interest Rate—Due to state regulation, the loan interest rate is fixed at 6.0% and may not be changed.

•

Loan and Surrender Payment Deferral—We can defer paying you any partial or full Cash Surrender Value benefits or defer any loan proceeds, except for a loan or a partial surrender used to pay a monthly deduction due us, based on funds allocated to the Fixed Account, for up to 60 days from the date we receive your request in Good Order. Interest will be paid (from the date we receive all information in Good Order) on any amount deferred beyond that date.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Delaware

•

Free Look (“Right to Examine Policy”)—(SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

District of Columbia

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

Florida

•

Termination and Late Period—The Late Period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value prior to deducting the Monthly Deduction Charge for the next policy month is zero or less than zero.

•

Special Provision Regarding Extended Term Insurance—On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

Michigan

•	Living Benefits Rider—This benefit can be exercised if the Insured has a life expectancy of six months or less.

Montana

•

Any variable policy issued in Montana is always on a unisex basis. Any reference in this prospectus that makes a distinction based on the sex of the Insured (VUL) should be disregarded for policies issued in this state. SVUL is not available for sale.

New York

•	Reference to “State Insurance Department” means NY State Department of Financial Services.

•

Free Look (“Right To Examine Policy”)—You have 10 days from the date you receive your policy. If you cancel your policy, we will pay you within 10 days from the date the policy is mailed or delivered in Good Order to the Home Office, the Service Office or the registered representative through whom it was purchased.

•

Termination and Late Period—The Late Period is the 61 days following the Monthly Deduction Day on which the Cash Surrender Value before monthly deductions, less any unpaid loan and accrued loan interest is zero or less than zero.

•

Special Provision Regarding Option to Purchase Paid-up Insurance—On each policy anniversary, you have the right to apply the policy’s Cash Surrender Value to obtain a paid-up insurance benefit. See your policy for details regarding this option.

•

Change in Objective of an Investment Division—In the event of a material change in the investment strategy of any Investment Division of the Separate Account, you have the option of converting your policy, within 60 days after the effective date of such change, or the date you receive the notification of the change, whichever is later. You may elect to convert this policy, without evidence of insurability, to a new fixed benefit life insurance policy, for an amount of insurance not exceeding the death benefit of the original policy on the date of conversion. The new policy will be based on the same issue age(s), gender(s) and class(es) or risk (singular refers to VUL, plural refers to SVUL) as your original policy. All riders attached to this policy will end on the date of conversion. The new policy will not offer variable Investment Options, such as the Investment Divisions.

•

Transfers—Transfers between Investment Divisions (and to and from the Fixed Account) are generally permitted. We may not accept transfer instructions that are submitted by any person, asset allocation service and/or market timing service on your behalf.

•	The Spouse’s Paid-Up Insurance Purchase Option Rider is renamed Rider Insured’s Paid-Up Insurance Purchase Option (RIPPO) in New York.

North Dakota

•

Free Look (“Right to Examine Policy”) – (SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned in Good Order, the amount we refund will be equal to the greater of:

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	The Suicide Exclusion Period—is one year from the Issue Date.

•	Policy Proceeds—Settlements shall be made within 60 days after due proof of death.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

South Dakota

•

Free Look (“Right to Examine Policy”)—(SVUL only) Within 20 days after delivery, you can return the policy to us or to the Registered representative through whom it was purchased, with a written request in Good Order for a refund. Upon such a request, the policy will be void from the start, and a refund will be made. As of the date the policy is returned, the amount we refund will be equal to the greater of:

(a)	The policy’s Cash Value, plus any premium expense charges, plus any Monthly Deduction Charges, minus loans; or

(b)	The premiums paid, minus loans and partial surrenders including any surrender charges and processing fees.

•	Transfer of Net Premiums (SVUL Only)—The Initial Premium Transfer Date is 20 days after the later of the Issue Date and the date we receive the full initial premium payment in Good Order.

OBTAINING ADDITIONAL INFORMATION

The Statement of Additional Information (“SAI”) contains additional information about New York Life Variable Universal Life Accumulator (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator (“SVUL”), including information about compensation arrangements. The SAI is available without charge upon request. You can request a paper copy of the SAI by mail (at the VPSC at one of the addresses listed on the first page of this prospectus or any other address we indicate to you in writing), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number (1-800-598-2019). The current SAI is incorporated by reference into this prospectus and has been filed with the SEC.

TABLE OF CONTENTS FOR THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

General Information and History	2
Additional Information About the Operation of the Policies	2
Distribution and Compensation Arrangements	9
Underwriting a Policy	10
Additional Information About Charges	11
Financial Statements	14
NYLIAC & Separate Account Financial Statements	F-1

Information about VUL and SVUL (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about VUL and SVUL are available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549.

For a personalized illustration or additional information about your policy, contact your registered representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

Statement of Additional Information

dated

May 1, 2019

for

New York Life Variable Universal Life Accumulator

and

New York Life Survivorship Variable Universal Life Accumulator

from

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (“NYLIAC”)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains information that expands upon subjects discussed in the current New York Life Variable Universal Life Accumulator Insurance (“VUL”) and New York Life Survivorship Variable Universal Life Accumulator Insurance (“SVUL”) prospectus. You should read the SAI in conjunction with the current prospectus dated May 1, 2019 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain a paper copy of the prospectus by calling NYLIAC at 1-800-598-2019 or by writing to NYLIAC at the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing). The prospectus is also posted on our corporate website, www.newyorklife.com. Capitalized terms used but not defined in the SAI have the same meaning as in the current prospectus.

VUL and SVUL are offered under NYLIAC Variable Universal Life Separate Account-I.

GENERAL INFORMATION AND HISTORY

The VUL and SVUL prospectus and SAI describe two flexible premium variable universal life insurance policies that NYLIAC issues: the New York Life Variable Universal Life Accumulator (VUL) and the New York Life Survivorship Variable Universal Life Accumulator (SVUL). VUL is no longer being offered. However, we will still accept additional premiums under existing policies subject to any contractual restrictions that may exist.

About NYLIAC

NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC and Separate Account financial statements are also included in this SAI. NYLIAC’s principal business address is 51 Madison Avenue, New York, New York 10010.

NYLIAC is a wholly-owned subsidiary of NYLIC, a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $158.4 billion at the end of 2018. NYLIC has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

About NYLIAC Variable Universal Life Separate Account—I

NYLIAC Variable Universal Life Separate Account—I (the “Separate Account”) is a segregated asset account that NYLIAC established to receive and invest your Net Premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of the State of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

Tax Status of NYLIAC and the Separate Account

NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC’s income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase tax deductible reserves associated with the policies.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

The prospectus provides information about the policy and its riders. The following is additional information about these terms.

Changing the Face Amount of Your Policy

You can request one increase in the Face Amount each Policy Year of your policy if all of the following conditions are met:

•	the insured is (under VUL) or both insureds are (under SVUL) is still living;

•	the insured is age 80 or younger (under VUL) or the older insured is age 80 or younger (under SVUL);

•	the increase you are requesting is $5,000 or more;

•	the requested increase will not cause the policy’s Face Amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

2

•

you submit a written application in Good Order, that is signed by the insured(s) and the policyowner(s) to either your registered representative or to the VPSC at one of the addresses listed on the first page of prospectus (or any other address we indicate to you in writing) along with satisfactory evidence of insurability.

We can limit any increase in the Face Amount of your policy.

You can request one decrease in the Face Amount of your policy each Policy Year if all of the following conditions are met:

•	the insured (under VUL) or last surviving insured (under SVUL) is still living;

•	the decrease you are requesting will not reduce the policy’s Face Amount below $50,000 (under VUL) or $100,000 (under SVUL); and

•

you submit a written application in Good Order, signed by the policyowner(s) to the VPSC at one of the addresses listed on the first page of the prospectus (or any other address we indicate to you in writing).

We may limit any decrease in the Face Amount of your policy.

Additional Information About the Amount in the Separate Account: Valuation of Accumulation Units

The value of an accumulation unit on any Valuation Day equals the value of an accumulation unit on the preceding Valuation Day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding Valuation Day to its close on the current Valuation Day using the following formula:

(a/b)

Where: a = the sum of:

(1)	the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the current Valuation Day, plus

(2)

the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period; and

b = the net asset value of the Fund share held in the Separate Account for that Investment Division at the end of the preceding Valuation Day.

The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

Option Available at No Additional Charge

•	Policy Split Option (SVUL Policies Only)

This option allows you to split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

(1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

(2) the effective date of a change in the federal tax law that results in:

(a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the IRC), or

(b) a reduction of at least 50% in the level of the estate tax rate from the 1986 Tax Act payable on death.

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In addition, a split can be made for any other reason, if we agree. You must request a policy split in writing. At the time of the split: (1) both insureds must be living; (2) we will not ask for evidence of insurability (except in certain jurisdictions); (3) each new policy will be an adjustable life insurance policy, which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and (4) an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

The Policy Date and Issue Date of each new policy will be the date when you split the policy. The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

We will not assess a fee on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy into which you are splitting your policy, to each of the new policies that result from the policy split. The cost of insurance rates for each new policy will be based on the insured’s age and gender on the date of the split and most recent underwriting class on the original policy. The initial premium for each new policy will be one half of the Cash Value of the original policy less any unpaid loan (including any accrued loan interest).

The Face Amount of each new policy will equal one half of the original base policy Face Amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-To-Die Term Rider in effect will be excluded from this calculation. If the original policy has been assigned, each new policy will have the same assignment.

Splitting your policy may have certain adverse tax consequences. The IRS has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

Examples of IRC Section 7702 on Life Insurance Benefits

Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how the choice of the Guideline Premium Test (“GPT”) or the Cash Value Accumulation Test (“CVAT”) can impact the Life Insurance Benefit.

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(Effect of IRC Section 7702 on Life Insurance Benefit) VUL

LIFE INSURANCE BENEFIT OPTION 1
Example 1 (GPT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	400,000	500,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Basic Death Benefit	1,000,000	1,000,000
(5) Cash Value multiplied by 7702 percentage	860,000	1,075,000
(6) Death Benefit [Greater of (4) or (5)]	1,000,000	1,075,000

Example 2 (CVAT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	200,000	500,000
(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(4) Basic Death Benefit	1,000,000	1,000,000
(5) Cash Value multiplied by 7702 percentage	692,000	1,730,000
(6) Death Benefit [Greater of (4) or (5)]	1,000,000	1,730,000

LIFE INSURANCE BENEFIT OPTION 2
Example 1 (GPT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	400,000	900,000
(3) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(4) Basic Death Benefit	1,400,000	1,900,000
(5) Cash Value multiplied by 7702 percentage	860,000	1,935,000
(6) Death Benefit [Greater of (4) or (5)]	1,400,000	1,935,000

Example 2 (CVAT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Cash Value
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Cash Value	300,000	600,000
(3) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(4) Basic Death Benefit	1,300,000	1,600,000
(5) Cash Value multiplied by 7702 percentage	1,038,000	2,076,000
(6) Death Benefit [Greater of (4) or (5)]	1,300,000	2,076,000

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LIFE INSURANCE BENEFIT OPTION 3

Example 1 (GPT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	500,000	750,000
(4) IRC Sec. 7702 Percentage On Date of Death	215%	215%
(5) Basic Death Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,075,000	1,612,500
(7) Death Benefit [Greater of (5) or (6)]	1,250,000	1,612,500
Example 2 (CVAT) Male, Nonsmoker, Age 45 at Death Life Insurance Benefit = Face Amount + Adjusted Total Premium
	Policy A	Policy B
(1) Face Amount	1,000,000	1,000,000
(2) Adjusted Total Premium	250,000	250,000
(3) Cash Value	300,000	500,000
(4) IRC Sec. 7702 Percentage On Date of Death	346%	346%
(5) Basic Death Benefit	1,250,000	1,250,000
(6) Cash Value multiplied by 7702 percentage	1,038,000	1,730,000
(7) Death Benefit [Greater of (5) or (6)]	1,250,000	1,730,000

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EXAMPLES

(Effect of IRC Section 7702 on Life Insurance Benefit) SVUL

LIFE INSURANCE BENEFIT OPTION 1

Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount
	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		550,000
(3) IRC Sec. 7702 Percentage On Date of Death	185	%*	185	%*
(4) Basic Death Benefit	1,000,000		1,000,000
(5) Cash Value multiplied by 7702 percentage	185,000		1,017,500
(6) Death Benefit [Greater of (4) or (5)]	1,000,000		1,017,500
Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount
	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		275,000
(3) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(4) Basic Death Benefit	1,000,000		1,000,000
(5) Cash Value multiplied by 7702 percentage	389,000		1,069,750
(6) Death Benefit [Greater of (4) or (5)]	1,000,000		1,069,750

LIFE INSURANCE BENEFIT OPTION 2
Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value
	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		500,000
(3) IRC Sec. 7702 Percentage On Date of Death	185	%*	185	%*
(4) Basic Death Benefit	1,100,000		1,500,000
(5) Cash Value multiplied by 7702 percentage	185,000		925,000
(6) Death Benefit [Greater of (4) or (5)]	1,100,000		1,500,000
Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Cash Value
	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Cash Value	100,000		350,000
(3) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(4) Basic Death Benefit	1,100,000		1,350,000
(5) Cash Value multiplied by 7702 percentage	389,000		1,361,500
(6) Death Benefit [Greater of (4) or (5)]	1,100,000		1,361,500

*	Percentage based on death of both insureds in first Policy Year.

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LIFE INSURANCE BENEFIT OPTION 3

Example 1 (GPT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Adjusted Total Premium	200,000		200,000
(3) Cash Value	100,000		650,000
(4) IRC Sec. 7702 Percentage On Date of Death	185	%*	185	%*
(5) Basic Death Benefit	1,200,000		1,200,000
(6) Cash Value multiplied by 7702 percentage	185,000		1,202,500
(7) Death Benefit [Greater of (5) or (6)]	1,200,000		1,202,500
Example 2 (CVAT) Male, Preferred, Age 55/Female, Preferred, Age 50 at Issue Life Insurance Benefit = Face Amount + Adjusted Total Premium

	Policy A		Policy B
(1) Face Amount	1,000,000		1,000,000
(2) Adjusted Total Premium	200,000		200,000
(3) Cash Value	100,000		325,000
(4) IRC Sec. 7702 Percentage On Date of Death	389	%*	389	%*
(5) Basic Death Benefit	1,200,000		1,200,000
(6) Cash Value multiplied by 7702 percentage	389,000		1,264,250
(7) Death Benefit [Greater of (5) or (6)]	1,200,000		1,264,250

*	Percentage based on death of both insureds in first Policy Year.

Additional Information About Changing Options

You can change your Life Insurance Benefit Option once per Policy Year, provided the Insured is under age 100. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit.

EXAMPLE

Change From Option 1 To Option 2

Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 – $200,000)	$1,800,000
Life Insurance Benefit immediately before and after Option change	$2,000,000

Change From Option 3 To Option 1

Adjusted Total Premium	$100,000
Cash Value	$150,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 + $100,000)	$2,100,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

Change From Option 2 To Option 1

Cash Value	$150,000
Face Amount Before option change	$2,000,000
Face Amount after option change ($2,000,000 + $150,000)	$2,150,000
Life Insurance Benefit immediately before and after Option change	$2,150,000

Change From Option 3 To Option 2

Adjusted Total Premium	$100,000
Cash Value	$200,000
Face Amount before option change	$2,000,000
Face Amount after option change ($2,000,000 + $100,000 – $200,000)	$1,900,000
Life Insurance Benefit immediately before and after Option change	$2,100,000

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors, the underwriter and distributor of the policies, is registered with the SEC and FINRA as a broker-dealer. The firm is an indirect wholly-owned subsidiary of NYLIC, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, NJ 07302.

The policies are sold by registered representatives of NYLIFE Securities, a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with NYLIC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by NYLIC or its affiliates and products provided by other companies.

The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

For VUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 7.5% per year. (This figure is based on planned annual premiums of $3,500 and assumes a discount rate of 6%. Additional assumptions for VUL policies are: Male issue age 40, issued Preferred, with an initial face amount of $250,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy’s Target Premium in Policy Year 1, 8% in Policy Year 2, 7% in Policy Year 3-10, 3.5% in Policy Years 11-15 and 3.0% in Policy Years 16-30, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-30. Broker-dealers may also receive additional asset-based fees of 0.10% in Policy Years 11 and beyond.

For SVUL, the maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.2% per year. (This figure is based on planned annual premiums of $15,000 and assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male issue age 55, issued Preferred, and Female issue age 50, issued Preferred, with an initial face amount of $1,000,000.) Broker-dealers receive commission not to exceed 50% of the premiums paid up to the Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Years 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15.

The “Target Premium” is used in the calculation of the maximum commission payable and is based on the age(s) of the insured(s) at the inception of the policy, gender, and the face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.

The total commissions paid during the fiscal year ended December 31, 2018, 2017 and 2016 were $1,804,745, $2,447,477, and $3,124,388, respectively. NYLIFE Distributors did not retain any of these commissions.

NYLIC also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by NYLIC or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

Unaffiliated broker-dealers may receive sales support for products manufactured and issued by NYLIC or its affiliates from Brokerage General Agents (“BGAs”) who are not employed by NYLIC. BGAs receive

9

commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

NYLIFE Securities registered representatives can qualify to attend NYLIC-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by NYLIC depends on the sale of products manufactured and issued by NYLIC or its affiliates.

VUL is no longer being offered. However, for both VUL and SVUL, premium payments are accepted on a continuous basis (subject to any contractual restrictions that may exist).

UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what underwriting class the insured should be placed. Risk factors that are considered for these determinations include: (a) the insured’s age; (b) the insured’s health history; (c) whether the insured smokes or not; and (d) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

In the case where a policy’s Face Amount of coverage is increased, monthly deductions are calculated by allocating Cash Values based on the earliest layer(s) of coverage first.

10

ADDITIONAL INFORMATION ABOUT CHARGES

The following example reflects how charges can impact a policy.

VUL EXAMPLE

This example assumes a Male insured, issue age 40, Preferred rating, a Target Premium of $2,990, an annual planned premium of $3,500, an initial Face Amount of $250,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. It also assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.34% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.

PREMIUM	$3,500.00
Less sales expense charge(1)	150.95
Less state premium tax charge (2%)	70.00
Less Federal tax charge (1.25%) (if applicable)	43.75
NET PREMIUM	$3,235.30

Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	148.87
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	55.38
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	16.09
Less total annual per Thousand Face Amount charge	340.86

CASH VALUE	$2,551.84
Less Surrender Charge(5) (if applicable)	1,750.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$801.84

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount.(5)

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

(2)

We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.

(3)	This example assumes you have not chosen any riders.

(4)	For details about how we calculate the Mortality and Expense Risk charge for your policy, please refer to the Table of Fees and Expenses in the prospectus.

(5)

If you surrender your Policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

11

SVUL EXAMPLE

This example assumes a Male issue age 55 and Female issue age 50, both Preferred, a Target Premium of $12,662, a Face Amount of $1,000,000, and a selection of Life Insurance Benefit Option 1 by the policyowner. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.34% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.

PREMIUM	$15,000.00
Less sales expense charge(1)	645.27
Less state premium tax charge (2%)	300.00
Less Federal tax charge (1.25%) (if applicable)	187.50
NET PREMIUM	$13,867.23

Plus net investment performance (earned from the Investment Divisions and/or the Fixed Account)	680.18
Less total annual monthly contract charge(2)	420.00
Less total annual monthly cost of insurance charge (varies monthly)	15.22
Less total annual monthly cost of riders(3)	0.00
Less total annual Mortality and Expense Risk Charge(4)	72.72
Less total annual per Thousand Face Amount charge (not including riders)	1,593.36

CASH VALUE	$12,446.10
Less Surrender Charge(5) (if applicable)	7,500.00
CASH SURRENDER VALUE (as of the end of first Policy Year)	$4,946.10

You choose the amount of premium you intend to pay and the frequency with which you intend to make these payments. We call this your planned premium. Any additional premium payments you make are called unplanned premiums.

We allocate your net premium to the Investment Divisions, the Fixed Account and/or DCA Plus Account based on your instructions.

Cash Value may be used to determine the amount of your Life Insurance Benefit as well as the Cash Surrender Value of your policy.

We may assess a surrender charge when you make a Face Amount decrease, partial withdrawal, or full surrender in the first ten Policy Years, or within ten years after you increase the Face Amount(5)

The amount of loans, withdrawals and surrenders you can make is based on your policy’s Cash Surrender Value. Your policy will terminate if your Cash Surrender Value is insufficient to pay your policy’s monthly charges.

(1)	For details about how we calculate the sales expense charge for your policy, you should refer to the Table of Fees and Expenses in the prospectus.
(2)

We currently deduct a monthly contract charge of $35 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $15 per month in Policy Years 2-10 and $10 in Policy Years 11 and beyond.

(3)	This example assumes you have not chosen any riders.
(4)	For details about how we calculate the Mortality and Expense Rate charges for your policy, please refer to the Table of Fees and Expenses in the prospectus.
(5)

If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, please refer to the Table of Fees and Expenses in the prospectus.

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The following is additional information about specific charges that can be associated with your policy.

Deductions from Premiums

• Sales expense charge

We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, the per thousand Face Amount charge, or the monthly contract charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy.

When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class of the insured(s) and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge. An increase in your Target Premium generally will increase the sales expense charge. You can find your initial Target Premium on the Policy Data Page. If you increase the Face Amount of your base policy, we will increase your Target Premium to reflect the amount of the increase and the insured’s attained age on the most recent policy anniversary. If you decrease the Face Amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase.

• State premium tax charge

Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners currently ranging from 0.0% to 3.5% of premium payments (the rate may be higher in certain U.S. possessions). We deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

• Federal tax charge

NYLIAC’s Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

• Other tax charges

Other than the Federal tax charge (discussed above), no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and the DCA Plus Account, we may impose a charge for the policy’s share of NYLIAC’s Federal income taxes attributable to the Fixed Account and the DCA Plus Account.

Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

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FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of the Separate Account as of December 31, 2018 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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NYLIAC Variable Universal Life Separate Account-I
Financial Statements

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities
As of December 31, 2018

	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Cushing® Renaissance Advantage— Initial Class	MainStay VP Eagle Small Cap Growth— Initial Class
ASSETS:
Investment at net asset value	$16,084,126	$31,939,208	$14,615,995	$905,935	$43,372,756
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(5,431)	7,584	3,559	(14)	4,527
Net receivable from (payable to) the Fund for shares sold or purchased	5,753	(6,612)	(3,180)	18	(3,155)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	288	876	345	4	1,256
Administrative charges	34	96	34	—	116

Total net assets	$16,084,126	$31,939,208	$14,615,995	$905,935	$43,372,756

Total shares outstanding	1,215,799	2,328,602	1,356,946	119,088	3,554,934

Net asset value per share (NAV)	$13.23	$13.72	$10.77	$7.61	$12.20

Total units outstanding	770,180	1,379,339	809,798	99,179	2,722,810
Variable accumulation unit value (lowest to highest)	$15.50 to $21.62	$11.41 to $29.21	$13.30 to $18.77	$8.98 to $9.15	$15.60 to $16.36
Identified cost of investment	$16,642,390	$33,992,324	$15,544,065	$1,114,850	$39,476,789
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Fidelity Institutional AM® Utilities— Initial Class	MainStay VP Floating Rate— Initial Class
ASSETS:
Investment at net asset value	$32,203,107	$120,250,950	$23,898,169	$41,130,605	$16,826,045
Dividends due and accrued	—	—	—	—	2,415
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(14,073)	(31,243)	(7,504)	(18,834)	(17,330)
Net receivable from (payable to) the Fund for shares sold or purchased	14,861	35,006	7,920	19,425	15,228

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	720	3,414	387	536	283
Administrative charges	68	349	29	55	30

Total net assets	$32,203,107	$120,250,950	$23,898,169	$41,130,605	$16,826,045

Total shares outstanding	4,028,848	8,586,094	2,433,367	3,521,380	1,944,798

Net asset value per share (NAV)	$7.99	$14.01	$9.82	$11.68	$8.65

Total units outstanding	3,855,946	4,826,561	1,063,725	2,554,302	1,082,944
Variable accumulation unit value (lowest to highest)	$8.13 to $8.53	$17.48 to $27.86	$21.50 to $22.91	$15.54 to $16.30	$12.37 to $16.16
Identified cost of investment	$37,748,240	$111,323,773	$27,189,896	$41,907,173	$17,697,126
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP Growth Allocation— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP Indexed Bond— Initial Class	MainStay VP IQ Hedge Multi- Strategy— Initial Class	MainStay VP Janus Henderson Balanced— Initial Class
ASSETS:
Investment at net asset value	$66,326,447	$57,813,440	$972,984	$7,440,996	$131,763,674
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(27,469)	(10,022)	(104)	(2,344)	(8,793)
Net receivable from (payable to) the Fund for shares sold or purchased	28,261	12,374	135	2,383	13,168

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	721	2,090	27	35	4,057
Administrative charges	71	262	4	4	318

Total net assets	$66,326,447	$57,813,440	$972,984	$7,440,996	$131,763,674

Total shares outstanding	6,319,804	3,796,905	99,258	906,251	10,706,469

Net asset value per share (NAV)	$10.50	$15.23	$9.80	$8.21	$12.31

Total units outstanding	3,483,921	1,881,271	97,197	955,135	7,850,470
Variable accumulation unit value (lowest to highest)	$17.94 to $19.32	$15.40 to $42.01	$9.96 to $10.08	$7.57 to $7.82	$16.45 to $17.26
Identified cost of investment	$70,661,285	$56,723,968	$974,488	$7,631,026	$118,757,339
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP Large Cap Growth— Initial Class	MainStay VP MacKay Common Stock— Initial Class	MainStay VP MacKay Convertible— Initial Class	MainStay VP MacKay Government— Initial Class	MainStay VP MacKay Growth— Initial Class
ASSETS:
Investment at net asset value	$63,595,843	$99,908,871	$49,228,730	$14,977,234	$178,353,380
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(49,193)	(29,172)	(8,464)	424	(44,385)
Net receivable from (payable to) the Fund for shares sold or purchased	50,578	33,374	9,824	52	53,240

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,292	3,772	1,259	429	7,852
Administrative charges	93	430	101	47	1,003

Total net assets	$63,595,843	$99,908,871	$49,228,730	$14,977,234	$178,353,380

Total shares outstanding	2,938,443	3,959,902	3,997,721	1,428,028	6,435,317

Net asset value per share (NAV)	$21.64	$25.23	$12.31	$10.49	$27.71

Total units outstanding	2,236,493	2,504,155	1,439,193	734,903	6,219,032
Variable accumulation unit value (lowest to highest)	$20.03 to $33.71	$25.69 to $66.32	$16.62 to $43.65	$10.83 to $24.89	$16.02 to $41.19
Identified cost of investment	$60,739,122	$80,997,655	$47,462,460	$16,179,046	$156,816,486
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP MacKay High Yield Corporate Bond— Initial Class	MainStay VP MacKay International Equity— Initial Class	MainStay VP MacKay Mid Cap Core— Initial Class	MainStay VP MacKay S&P 500 Index— Initial Class	MainStay VP MacKay Small Cap Core— Initial Class
ASSETS:
Investment at net asset value	$136,150,765	$45,184,526	$89,280,524	$343,966,483	$15,100,975
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(14,114)	(1,984)	(22,780)	(96,364)	(6,391)
Net receivable from (payable to) the Fund for shares sold or purchased	17,592	3,106	24,470	107,147	6,595

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	3,132	1,011	1,549	9,676	184
Administrative charges	346	111	141	1,107	20

Total net assets	$136,150,765	$45,184,526	$89,280,524	$343,966,483	$15,100,975

Total shares outstanding	14,611,282	3,015,013	7,476,178	7,149,062	1,537,183

Net asset value per share (NAV)	$9.32	$14.99	$11.94	$48.11	$9.82

Total units outstanding	3,609,488	1,752,489	2,341,589	9,112,018	1,316,433
Variable accumulation unit value (lowest to highest)	$15.39 to $50.33	$12.74 to $31.45	$34.21 to $40.49	$24.53 to $72.67	$11.31 to $11.52
Identified cost of investment	$140,699,151	$38,311,823	$97,300,120	$222,665,912	$17,257,845
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP MacKay Unconstrained Bond— Initial Class	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class	MainStay VP PIMCO Real Return— Initial Class
ASSETS:
Investment at net asset value	$18,712,744	$23,720,877	$43,161,224	$80,132,691	$9,076,209
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(8,210)	(15,962)	(19,127)	(15,921)	3,167
Net receivable from (payable to) the Fund for shares sold or purchased	8,376	16,292	20,089	17,320	(3,035)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	150	299	861	1,256	120
Administrative charges	16	31	101	143	12

Total net assets	$18,712,744	$23,720,877	$43,161,224	$80,132,691	$9,076,209

Total shares outstanding	1,948,623	4,364,470	4,180,012	7,577,888	1,108,426

Net asset value per share (NAV)	$9.60	$5.43	$10.33	$10.57	$8.19

Total units outstanding	1,522,304	4,307,934	2,290,269	4,135,844	899,747
Variable accumulation unit value (lowest to highest)	$11.82 to $12.38	$5.31 to $5.57	$14.27 to $19.54	$15.23 to $19.90	$9.73 to $10.21
Identified cost of investment	$19,461,549	$36,437,733	$47,827,947	$87,416,398	$9,864,719
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Government Money Market— Initial Class	AB VPS International Value Portfolio— Class A	AB VPS Small/Mid Cap Value Portfolio— Class A	Alger Capital Appreciation Portfolio— Class I-2
ASSETS:
Investment at net asset value	$63,619,779	$45,525,785	$4	$9,401,810	$1,609,538
Dividends due and accrued	—	2,509	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(141)	136,282	—	5,317	(166)
Net receivable from (payable to) the Fund for shares sold or purchased	1,603	(137,889)	—	(5,185)	166

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	1,352	835	—	122	—
Administrative charges	110	67	—	10	—

Total net assets	$63,619,779	$45,525,785	$4	$9,401,810	$1,609,538

Total shares outstanding	5,587,631	45,519,726	—	555,334	23,645

Net asset value per share (NAV)	$11.39	$1.00	$12.38	$16.93	$68.07

Total units outstanding	3,671,382	36,321,548	—	450,098	30,216
Variable accumulation unit value (lowest to highest)	$16.84 to $17.67	$1.02 to $1.50	$10.03 to $10.03	$19.40 to $21.49	$23.69 to $56.34
Identified cost of investment	$65,182,595	$45,523,973	$5	$11,090,608	$1,711,987
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS Asset Allocation Fund— Class 2	American Funds IS Blue Chip Income and Growth Fund— Class 2
ASSETS:
Investment at net asset value	$305,646	$2,533,803	$3,134,295	$606,541	$2,999,677
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(22)	—	—	1,037	3,749
Net receivable from (payable to) the Fund for shares sold or purchased	22	—	—	(1,029)	(3,705)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	7	41
Administrative charges	—	—	—	1	3

Total net assets	$305,646	$2,533,803	$3,134,295	$606,541	$2,999,677

Total shares outstanding	31,706	265,876	312,804	28,773	245,072

Net asset value per share (NAV)	$9.64	$9.53	$10.02	$21.08	$12.24

Total units outstanding	20,008	103,076	95,250	63,241	310,034
Variable accumulation unit value (lowest to highest)	$11.82 to $15.58	$24.58 to $24.58	$32.91 to $32.91	$9.56 to $9.56	$9.62 to $9.69
Identified cost of investment	$344,827	$2,570,142	$2,642,701	$642,816	$3,426,218
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	American Funds IS Global Small Capitalization Fund— Class 2	American Funds IS Growth Fund— Class 2	American Funds IS New World Fund®— Class 2	BlackRock® Global Allocation V.I. Fund— Class I	BlackRock® High Yield V.I. Fund— Class I
ASSETS:
Investment at net asset value	$1,440,298	$1,265,696	$10,693,028	$16,843,371	$2,945,448
Dividends due and accrued	—	—	—	—	13,015
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(95)	(7)	2,859	(1,566)	161
Net receivable from (payable to) the Fund for shares sold or purchased	116	25	(2,749)	1,773	(13,140)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	19	17	99	187	32
Administrative charges	2	1	11	20	4

Total net assets	$1,440,298	$1,265,696	$10,693,028	$16,843,371	$2,945,448

Total shares outstanding	68,067	18,217	514,335	1,108,846	431,240

Net asset value per share (NAV)	$21.16	$69.48	$20.79	$15.19	$6.80

Total units outstanding	135,498	124,228	1,023,035	1,804,794	261,970
Variable accumulation unit value (lowest to highest)	$10.43 to $10.70	$10.13 to $10.21	$10.18 to $10.51	$9.32 to $9.35	$10.96 to $11.32
Identified cost of investment	$1,581,893	$1,427,164	$11,201,214	$18,877,597	$3,112,166
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	ClearBridge Variable Appreciation Portfolio— Class I	Columbia Variable Portfolio— Commodity Strategy Fund— Class 1	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 1	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Diversified Income Series— Standard Class
ASSETS:
Investment at net asset value	$798,273	$601,625	$1,342,084	$16,090	$56,282
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	957	3,238	939	95	—
Net receivable from (payable to) the Fund for shares sold or purchased	(948)	(3,231)	(920)	(95)	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	8	6	17	—	—
Administrative charges	1	1	2	—	—

Total net assets	$798,273	$601,625	$1,342,084	$16,090	$56,282

Total shares outstanding	20,532	115,475	148,955	1,140	5,634

Net asset value per share (NAV)	$38.88	$5.21	$9.01	$14.12	$9.99

Total units outstanding	72,761	80,103	122,508	995	4,500
Variable accumulation unit value (lowest to highest)	$10.87 to $11.00	$7.36 to $7.55	$10.74 to $11.02	$16.18 to $16.18	$12.51 to $12.51
Identified cost of investment	$870,556	$686,561	$1,436,488	$20,196	$59,612
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class	Delaware VIP® Value Series— Standard Class	DFA VA Global Bond Portfolio
ASSETS:
Investment at net asset value	$4,385,151	$1,265	$9,142,816	$80,804	$12,733
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(441)	—	(3,318)	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	493	—	3,436	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	47	—	107	—	—
Administrative charges	5	—	11	—	—

Total net assets	$4,385,151	$1,265	$9,142,816	$80,804	$12,733

Total shares outstanding	215,381	118	279,085	2,854	1,234

Net asset value per share (NAV)	$20.36	$10.73	$32.76	$28.31	$10.32

Total units outstanding	347,632	115	543,459	3,494	1,125
Variable accumulation unit value (lowest to highest)	$10.89 to $12.77	$11.00 to $11.00	$16.25 to $17.35	$23.13 to $23.13	$11.32 to $11.32
Identified cost of investment	$4,533,897	$1,275	$10,646,427	$79,501	$13,233
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short-Term Fixed Portfolio	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio
ASSETS:
Investment at net asset value	$40,872	$60,137	$44,555	$172,820	$74,095
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Total net assets	$40,872	$60,137	$44,555	$172,820	$74,095

Total shares outstanding	3,896	5,492	4,377	7,677	4,856

Net asset value per share (NAV)	$10.49	$10.95	$10.18	$22.51	$15.26

Total units outstanding	2,771	4,627	4,262	8,589	4,077
Variable accumulation unit value (lowest to highest)	$14.75 to $14.75	$13.00 to $13.00	$10.45 to $10.45	$20.12 to $20.12	$18.17 to $18.17
Identified cost of investment	$46,624	$64,424	$44,700	$182,707	$94,358
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Alternative Asset Allocation VIP— Class A	DWS Small Cap Index VIP— Class A	DWS Small Mid Cap Value VIP— Class A
ASSETS:
Investment at net asset value	$29,623,117	$2,514,878	$2,750,775	$304,894	$4,340,412
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(10,626)	(122)	104	179	(1,119)
Net receivable from (payable to) the Fund for shares sold or purchased	11,084	122	(78)	(174)	1,198

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	424	—	23	5	70
Administrative charges	34	—	3	—	9

Total net assets	$29,623,117	$2,514,878	$2,750,775	$304,894	$4,340,412

Total shares outstanding	1,313,081	61,041	227,337	20,367	355,480

Net asset value per share (NAV)	$22.56	$41.20	$12.10	$14.97	$12.21

Total units outstanding	810,508	97,181	278,562	32,982	248,163
Variable accumulation unit value (lowest to highest)	$28.33 to $41.38	$25.88 to $25.88	$9.72 to $9.90	$8.72 to $18.02	$16.61 to $17.89
Identified cost of investment	$23,823,682	$2,152,632	$2,950,259	$358,302	$5,511,494
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Fidelity® VIP ContrafundSM Portfolio— Initial Class	Fidelity® VIP Emerging Markets Portfolio— Initial Class	Fidelity® VIP Equity-IncomeSM Portfolio— Initial Class	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class
ASSETS:
Investment at net asset value	$222,601,722	$361,299	$66,278,091	$2,028,602	$2,521,427
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(77,961)	230	13	25,038	—
Net receivable from (payable to) the Fund for shares sold or purchased	83,964	(226)	1,912	(24,968)	45

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	5,443	4	1,733	64	41
Administrative charges	560	—	192	6	4

Total net assets	$222,601,722	$361,299	$66,278,091	$2,028,602	$2,521,427

Total shares outstanding	6,928,158	36,311	3,253,711	161,256	194,255

Net asset value per share (NAV)	$32.13	$9.95	$20.37	$12.58	$12.98

Total units outstanding	5,353,384	43,409	2,274,537	156,881	182,238
Variable accumulation unit value (lowest to highest)	$19.52 to $57.22	$8.29 to $8.33	$18.20 to $36.21	$12.74 to $13.25	$13.46 to $14.01
Identified cost of investment	$197,508,498	$380,830	$67,370,985	$2,070,477	$2,647,688
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Opportunities Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class
ASSETS:
Investment at net asset value	$2,994,427	$6,398,081	$7,197,616	$21,732,783	$1,193,717
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(151)	1,072	—	(35)	(24)
Net receivable from (payable to) the Fund for shares sold or purchased	189	(960)	—	35	24

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	34	103	—	—	—
Administrative charges	4	9	—	—	—

Total net assets	$2,994,427	$6,398,081	$7,197,616	$21,732,783	$1,193,717

Total shares outstanding	158,101	168,326	114,031	86,084	96,736

Net asset value per share (NAV)	$18.94	$38.01	$63.12	$252.46	$12.34

Total units outstanding	211,667	353,863	250,433	736,356	65,876
Variable accumulation unit value (lowest to highest)	$13.72 to $14.27	$17.68 to $18.26	$28.74 to $28.74	$22.10 to $29.60	$12.80 to $19.14
Identified cost of investment	$3,183,222	$5,957,011	$5,240,801	$14,139,124	$1,245,504
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Invesco V.I. American Value Fund— Series I Shares	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares
ASSETS:
Investment at net asset value	$12,961,653	$5,926,156	$3,052,477	$24,947	$18,539,641
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(195)	(122)	221	—	2,630
Net receivable from (payable to) the Fund for shares sold or purchased	280	122	(186)	—	(2,449)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	77	—	32	—	164
Administrative charges	8	—	3	—	17

Total net assets	$12,961,653	$5,926,156	$3,052,477	$24,947	$18,539,641

Total shares outstanding	429,336	309,783	220,236	1,607	562,148

Net asset value per share (NAV)	$30.19	$19.13	$13.86	$15.52	$32.98

Total units outstanding	656,148	266,143	194,986	1,683	1,497,269
Variable accumulation unit value (lowest to highest)	$14.37 to $46.07	$12.61 to $22.29	$15.11 to $16.52	$14.82 to $14.82	$11.35 to $12.90
Identified cost of investment	$14,432,812	$5,022,279	$3,821,039	$26,935	$19,556,213
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	Janus Henderson Enterprise Portfolio— Institutional Shares	Janus Henderson Forty Portfolio— Institutional Shares	Janus Henderson Global Research Portfolio— Institutional Shares	LVIP Baron Growth Opportunities Fund— Service Class	LVIP SSgA International Index Fund— Standard Class
ASSETS:
Investment at net asset value	$3,879,217	$15,837	$85,831,177	$14,614	$802,131
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	297	—	(15,097)	—	19
Net receivable from (payable to) the Fund for shares sold or purchased	(259)	—	18,527	—	14

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	36	—	3,145	—	29
Administrative charges	2	—	285	—	4

Total net assets	$3,879,217	$15,837	$85,831,177	$14,614	$802,131

Total shares outstanding	57,881	450	1,821,158	322	96,596

Net asset value per share (NAV)	$67.02	$35.20	$47.13	$45.34	$8.30

Total units outstanding	264,535	656	4,035,414	698	93,574
Variable accumulation unit value (lowest to highest)	$10.10 to $51.28	$24.15 to $24.15	$16.58 to $29.52	$20.94 to $20.94	$8.56 to $8.60
Identified cost of investment	$4,039,871	$16,104	$53,044,655	$13,824	$870,397
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	LVIP SSgA Mid-Cap Index Fund— Standard Class	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® New Discovery Series— Initial Class	MFS® Research Series— Initial Class
ASSETS:
Investment at net asset value	$216,603	$15,192,175	$6,939,832	$7,506,750	$2,243,183
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	38	1,532	(1,759)	1,380	1,373
Net receivable from (payable to) the Fund for shares sold or purchased	(36)	(1,311)	1,819	(1,322)	(1,336)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	2	201	53	54	33
Administrative charges	—	20	7	4	4

Total net assets	$216,603	$15,192,175	$6,939,832	$7,506,750	$2,243,183

Total shares outstanding	20,221	607,201	256,556	429,940	89,979

Net asset value per share (NAV)	$10.71	$25.02	$27.05	$17.46	$24.93

Total units outstanding	24,272	876,516	497,650	342,818	115,976
Variable accumulation unit value (lowest to highest)	$8.89 to $8.89	$16.76 to $18.53	$13.49 to $29.31	$17.43 to $35.27	$18.64 to $26.54
Identified cost of investment	$258,787	$15,070,743	$7,224,809	$7,885,102	$2,531,696
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	MFS® Total Return Bond Series— Initial Class	MFS® Value Series— Initial Class	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Morgan Stanley VIF U.S. Real Estate Portfolio— Class I	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I
ASSETS:
Investment at net asset value	$23,921	$9,445	$415,146	$20,633,392	$12,082,041
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	197	(18)	(6,946)	8,851
Net receivable from (payable to) the Fund for shares sold or purchased	—	(197)	18	7,200	(8,722)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	231	117
Administrative charges	—	—	—	23	12

Total net assets	$23,921	$9,445	$415,146	$20,633,392	$12,082,041

Total shares outstanding	1,891	546	58,554	1,057,039	501,538

Net asset value per share (NAV)	$12.65	$17.30	$7.09	$19.52	$24.09

Total units outstanding	1,853	476	16,176	1,259,486	678,955
Variable accumulation unit value (lowest to highest)	$12.91 to $12.91	$19.83 to $19.83	$25.66 to $25.66	$14.62 to $38.33	$16.39 to $37.24
Identified cost of investment	$24,943	$10,580	$485,134	$20,502,537	$12,398,900
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Institutional Class	PIMCO VIT Total Return Portfolio— Administrative Class
ASSETS:
Investment at net asset value	$146,736	$7,473,921	$604,697	$1,438,663	$1,609,178
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(3,000)	—	(77)	(24)
Net receivable from (payable to) the Fund for shares sold or purchased	—	3,090	—	99	24

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	80	—	20	—
Administrative charges	—	10	—	2	—

Total net assets	$146,736	$7,473,921	$604,697	$1,438,663	$1,609,178

Total shares outstanding	13,388	689,476	59,990	142,725	153,547

Net asset value per share (NAV)	$10.96	$10.84	$10.08	$10.08	$10.48

Total units outstanding	8,792	620,466	45,545	140,686	91,600
Variable accumulation unit value (lowest to highest)	$16.71 to $16.71	$11.74 to $12.13	$13.28 to $13.28	$10.09 to $10.28	$12.55 to $18.12
Identified cost of investment	$159,231	$7,552,640	$621,317	$1,455,870	$1,695,843
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	PIMCO VIT Total Return Portfolio— Institutional Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio
ASSETS:
Investment at net asset value	$9,258,168	$76,793	$24,118	$352,024	$6,079
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(1,153)	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	1,302	—	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	133	—	—	—	—
Administrative charges	16	—	—	—	—

Total net assets	$9,258,168	$76,793	$24,118	$352,024	$6,079

Total shares outstanding	883,413	2,494	1,850	73,645	237

Net asset value per share (NAV)	$10.48	$30.79	$13.04	$4.78	$25.69

Total units outstanding	842,293	2,878	1,884	24,976	256
Variable accumulation unit value (lowest to highest)	$10.74 to $11.09	$26.69 to $26.69	$12.80 to $12.80	$10.92 to $14.70	$23.74 to $23.74
Identified cost of investment	$9,501,710	$55,969	$28,185	$360,825	$6,274
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)
As of December 31, 2018

	The Merger Fund VL	Victory VIF Diversified Stock Fund— Class A Shares	MainStay VP Absolute Return Multi-Strategy— Initial Class	BlackRock® Global Allocation V.I. Fund— Class III
ASSETS:
Investment at net asset value	$33,042	$2,566	$—	$—
Dividends due and accrued	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—
Administrative charges	—	—	—	—

Total net assets	$33,042	$2,566	$—	$—

Total shares outstanding	2,909	251	—	—

Net asset value per share (NAV)	$11.36	$10.22	$—	$—

Total units outstanding	2,758	152	—	—
Variable accumulation unit value (lowest to highest)	$11.98 to $11.98	$16.85 to $16.85	—	—
Identified cost of investment	$31,277	$3,261	$—	$—
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations
For the year ended December 31, 2018

	MainStay VP Absolute Return Multi-Strategy— Initial Class	MainStay VP Balanced— Initial Class	MainStay VP Bond— Initial Class	MainStay VP Conservative Allocation— Initial Class	MainStay VP Cushing® Renaissance Advantage— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$26,626	$278,540	$910,118	$386,601	$—
Mortality and expense risk charges	(4,385)	(38,471)	(109,252)	(47,000)	(470)
Administrative charges	(436)	(4,563)	(12,013)	(4,629)	(37)

Net investment income (loss)	21,805	235,506	788,853	334,972	(507)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	8,329,050	1,702,995	3,315,317	4,177,005	71,812
Cost of investments sold	(8,853,082)	(1,077,761)	(3,505,953)	(4,257,359)	(65,135)

Net realized gain (loss) on investments	(524,032)	625,234	(190,636)	(80,354)	6,677
Realized gain distribution received	—	757,832	90,613	—	—
Change in unrealized appreciation (depreciation) on investments	87,566	(2,908,568)	(1,164,593)	(1,352,561)	(298,354)

Net gain (loss) on investments	(436,466)	(1,525,502)	(1,264,616)	(1,432,915)	(291,677)

Net increase (decrease) in net assets resulting from operations	$(414,661)	$(1,289,996)	$(475,763)	$(1,097,943)	$(292,184)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Emerging Markets Equity— Initial Class	MainStay VP Epoch U.S. Equity Yield— Initial Class	MainStay VP Epoch U.S. Small Cap— Initial Class	MainStay VP Fidelity Institutional AM® Utilities— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$559,903	$2,795,590	$207,924	$517,583
Mortality and expense risk charges	(189,083)	(110,458)	(462,454)	(58,725)	(71,441)
Administrative charges	(17,510)	(10,487)	(47,474)	(4,381)	(7,427)

Net investment income (loss)	(206,593)	438,958	2,285,662	144,818	438,715

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,185,735	4,818,382	11,603,268	3,184,542	4,713,217
Cost of investments sold	(3,495,080)	(5,116,224)	(8,326,595)	(1,997,042)	(4,142,832)

Net realized gain (loss) on investments	1,690,655	(297,842)	3,276,673	1,187,500	570,385
Realized gain distribution received	2,686,579	—	8,570,918	3,264,564	70,223
Change in unrealized appreciation (depreciation) on investments	(8,357,854)	(8,855,944)	(21,364,301)	(9,266,364)	(769,706)

Net gain (loss) on investments	(3,980,620)	(9,153,786)	(9,516,710)	(4,814,300)	(129,098)

Net increase (decrease) in net assets resulting from operations	$(4,187,213)	$(8,714,828)	$(7,231,048)	$(4,669,482)	$309,617
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP Floating Rate— Initial Class	MainStay VP Growth Allocation— Initial Class	MainStay VP Income Builder— Initial Class	MainStay VP Indexed Bond— Initial Class	MainStay VP IQ Hedge Multi-Strategy— Initial Class (a)
INVESTMENT INCOME (LOSS):
Dividend income	$779,711	$1,143,731	$1,717,413	$16,368	$62,307
Mortality and expense risk charges	(32,954)	(105,576)	(276,729)	(774)	(357)
Administrative charges	(3,423)	(10,335)	(34,687)	(93)	(36)

Net investment income (loss)	743,334	1,027,820	1,405,997	15,501	61,914

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,961,907	6,684,442	5,297,727	98,199	81,546
Cost of investments sold	(2,008,104)	(4,465,624)	(5,160,093)	(100,701)	(83,576)

Net realized gain (loss) on investments	(46,197)	2,218,818	137,634	(2,502)	(2,030)
Realized gain distribution received	—	2,830,678	2,717,753	—	—
Change in unrealized appreciation (depreciation) on investments	(778,779)	(15,784,405)	(7,831,824)	(342)	(190,031)

Net gain (loss) on investments	(824,976)	(10,734,909)	(4,976,437)	(2,844)	(192,061)

Net increase (decrease) in net assets resulting from operations	$(81,642)	$(9,707,089)	$(3,570,440)	$12,657	$(130,147)
(a) For the period November 30,2018 (commencement of Investment Division) through December 31,2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP Janus Henderson Balanced— Initial Class	MainStay VP Large Cap Growth— Initial Class	MainStay VP MacKay Common Stock— Initial Class	MainStay VP MacKay Convertible— Initial Class	MainStay VP MacKay Government— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$2,552,890	$—	$1,770,093	$884,766	$387,576
Mortality and expense risk charges	(538,142)	(175,400)	(531,711)	(171,460)	(52,949)
Administrative charges	(42,055)	(12,734)	(60,339)	(13,585)	(5,782)

Net investment income (loss)	1,972,693	(188,134)	1,178,043	699,721	328,845

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	12,839,758	5,885,436	8,822,274	4,916,718	1,995,924
Cost of investments sold	(9,626,692)	(3,162,780)	(6,830,551)	(2,617,209)	(2,231,529)

Net realized gain (loss) on investments	3,213,066	2,722,656	1,991,723	2,299,509	(235,605)
Realized gain distribution received	7,507,736	9,312,998	9,975,433	1,952,819	—
Change in unrealized appreciation (depreciation) on investments	(12,341,715)	(10,050,714)	(19,742,755)	(6,190,592)	(172,024)

Net gain (loss) on investments	(1,620,913)	1,984,940	(7,775,599)	(1,938,264)	(407,629)

Net increase (decrease) in net assets resulting from operations	$351,780	$1,796,806	$(6,597,556)	$(1,238,543)	$(78,784)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP MacKay Growth— Initial Class	MainStay VP MacKay High Yield Corporate Bond— Initial Class	MainStay VP MacKay International Equity— Initial Class	MainStay VP MacKay Mid Cap Core— Initial Class	MainStay VP MacKay S&P 500 Index— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$1,269,528	$8,391,778	$599,337	$1,013,904	$5,442,698
Mortality and expense risk charges	(1,126,559)	(411,091)	(141,967)	(230,353)	(1,340,944)
Administrative charges	(143,822)	(44,977)	(15,428)	(21,091)	(152,546)

Net investment income (loss)	(853)	7,935,710	441,942	762,460	3,949,208

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	18,542,316	11,746,525	3,756,538	8,138,757	28,415,866
Cost of investments sold	(11,973,028)	(8,963,139)	(2,456,101)	(4,917,948)	(11,675,027)

Net realized gain (loss) on investments	6,569,288	2,783,386	1,300,437	3,220,809	16,740,839
Realized gain distribution received	12,329,859	—	923,963	12,862,361	7,139,112
Change in unrealized appreciation (depreciation) on investments	(26,929,929)	(13,151,867)	(8,678,879)	(29,127,557)	(44,879,650)

Net gain (loss) on investments	(8,030,782)	(10,368,481)	(6,454,479)	(13,044,387)	(20,999,699)

Net increase (decrease) in net assets resulting from operations	$(8,031,635)	$(2,432,771)	$(6,012,537)	$(12,281,927)	$(17,050,491)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP MacKay Small Cap Core— Initial Class	MainStay VP MacKay Unconstrained Bond— Initial Class	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP Moderate Allocation— Initial Class	MainStay VP Moderate Growth Allocation— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$630,570	$—	$1,099,012	$1,749,093
Mortality and expense risk charges	(28,688)	(19,158)	(49,778)	(120,320)	(175,922)
Administrative charges	(3,013)	(2,134)	(5,118)	(13,983)	(19,961)

Net investment income (loss)	(31,701)	609,278	(54,896)	964,709	1,553,210

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,257,827	1,327,762	3,065,513	6,073,914	5,104,646
Cost of investments sold	(1,969,571)	(1,402,499)	(4,197,903)	(5,922,278)	(3,294,760)

Net realized gain (loss) on investments	288,256	(74,737)	(1,132,390)	151,636	1,809,886
Realized gain distribution received	2,339,581	—	—	1,466,745	3,843,331
Change in unrealized appreciation (depreciation) on investments	(5,419,974)	(781,688)	(8,265,459)	(6,761,680)	(17,051,353)

Net gain (loss) on investments	(2,792,137)	(856,425)	(9,397,849)	(5,143,299)	(11,398,136)

Net increase (decrease) in net assets resulting from operations	$(2,823,838)	$(247,147)	$(9,452,745)	$(4,178,590)	$(9,844,926)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	MainStay VP PIMCO Real Return— Initial Class	MainStay VP T. Rowe Price Equity Income— Initial Class	MainStay VP U.S. Government Money Market— Initial Class	AB VPS International Value Portfolio— Class A	AB VPS Small/Mid Cap Value Portfolio— Class A
INVESTMENT INCOME (LOSS):
Dividend income	$140,333	$1,480,148	$539,327	$—	$53,186
Mortality and expense risk charges	(14,459)	(196,740)	(101,108)	—	(18,766)
Administrative charges	(1,378)	(16,084)	(8,217)	—	(1,664)

Net investment income (loss)	124,496	1,267,324	430,002	—	32,756

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	942,257	10,211,563	23,144,770	—	1,316,201
Cost of investments sold	(1,166,793)	(7,492,301)	(23,145,700)	—	(1,168,671)

Net realized gain (loss) on investments	(224,536)	2,719,262	(930)	—	147,530
Realized gain distribution received	—	6,735,493	—	—	887,275
Change in unrealized appreciation (depreciation) on investments	(139,709)	(17,560,727)	929	(1)	(2,738,293)

Net gain (loss) on investments	(364,245)	(8,105,972)	(1)	(1)	(1,703,488)

Net increase (decrease) in net assets resulting from operations	$(239,749)	$(6,838,648)	$430,001	$(1)	$(1,670,732)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	Alger Capital Appreciation Portfolio— Class I-2	American Century Investments® VP Inflation Protection Fund— Class II	American Century Investments® VP International Fund— Class II	American Century Investments® VP Value Fund— Class II	American Funds IS Asset Allocation Fund— Class 2 (b)
INVESTMENT INCOME (LOSS):
Dividend income	$1,492	$8,876	$32,731	$54,321	$7,733
Mortality and expense risk charges	—	—	—	—	(179)
Administrative charges	—	—	—	—	(21)

Net investment income (loss)	1,492	8,876	32,731	54,321	7,533

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	395,064	5,687	61,026	267,013	34,715
Cost of investments sold	(234,147)	(6,293)	(37,838)	(120,752)	(36,936)

Net realized gain (loss) on investments	160,917	(606)	23,188	146,261	(2,221)
Realized gain distribution received	285,480	—	192,991	229	510
Change in unrealized appreciation (depreciation) on investments	(406,452)	(17,180)	(702,549)	(520,023)	(36,274)

Net gain (loss) on investments	39,945	(17,786)	(486,370)	(373,533)	(37,985)

Net increase (decrease) in net assets resulting from operations	$41,437	$(8,910)	$(453,639)	$(319,212)	$(30,452)

(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	American Funds IS Blue Chip Income and Growth Fund— Class 2	American Funds IS Global Small Capitalization Fund— Class 2	American Funds IS Growth Fund— Class 2	American Funds IS New World Fund®— Class 2	BlackRock® Global Allocation V.I. Fund— Class I (b)
INVESTMENT INCOME (LOSS):
Dividend income	$52,061	$1,219	$4,905	$96,907	$175,753
Mortality and expense risk charges	(3,163)	(1,711)	(1,473)	(12,350)	(16,763)
Administrative charges	(183)	(182)	(94)	(1,441)	(1,832)

Net investment income (loss)	48,715	(674)	3,338	83,116	157,158

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	138,511	232,825	90,572	503,655	1,679,172
Cost of investments sold	(145,889)	(215,090)	(96,653)	(475,240)	(1,703,668)

Net realized gain (loss) on investments	(7,378)	17,735	(6,081)	28,415	(24,496)
Realized gain distribution received	110,673	62,016	47,588	268,317	685,625
Change in unrealized appreciation (depreciation) on investments	(427,352)	(257,605)	(161,525)	(2,018,375)	(2,034,226)

Net gain (loss) on investments	(324,057)	(177,854)	(120,018)	(1,721,643)	(1,373,097)

Net increase (decrease) in net assets resulting from operations	$(275,342)	$(178,528)	$(116,680)	$(1,638,527)	$(1,215,939)
(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class I	ClearBridge Variable Appreciation Portfolio— Class I	Columbia Variable Portfolio— Commodity Strategy Fund— Class 1	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 1
INVESTMENT INCOME (LOSS):
Dividend income	$—	$150,845	$10,024	$1,042	$52,780
Mortality and expense risk charges	(8,634)	(3,944)	(668)	(1,586)	(2,355)
Administrative charges	(960)	(444)	(94)	(227)	(246)

Net investment income (loss)	(9,594)	146,457	9,262	(771)	50,179

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	19,120,200	405,863	80,391	275,628	291,376
Cost of investments sold	(18,674,840)	(414,565)	(74,188)	(294,328)	(309,575)

Net realized gain (loss) on investments	445,360	(8,702)	6,203	(18,700)	(18,199)
Realized gain distribution received	—	—	31,855	—	—
Change in unrealized appreciation (depreciation) on investments	(607,633)	(223,284)	(77,479)	(82,290)	(117,124)

Net gain (loss) on investments	(162,273)	(231,986)	(39,421)	(100,990)	(135,323)

Net increase (decrease) in net assets resulting from operations	$(171,867)	$(85,529)	$(30,159)	$(101,761)	$(85,144)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Diversified Income Series— Standard Class	Delaware VIP® Emerging Markets Series— Standard Class	Delaware VIP® International Value Equity Series— Standard Class	Delaware VIP® Small Cap Value Series— Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$33	$1,704	$157,998	$42	$81,794
Mortality and expense risk charges	—	—	(5,642)	—	(15,823)
Administrative charges	—	—	(554)	—	(1,724)

Net investment income (loss)	33	1,704	151,802	42	64,247

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	16,518	388	945,848	37	937,891
Cost of investments sold	(14,562)	(419)	(821,438)	(32)	(937,731)

Net realized gain (loss) on investments	1,956	(31)	124,410	5	160
Realized gain distribution received	2,813	—	15,800	—	695,595
Change in unrealized appreciation (depreciation) on investments	(8,230)	(2,825)	(1,091,182)	(320)	(2,615,536)

Net gain (loss) on investments	(3,461)	(2,856)	(950,972)	(315)	(1,919,781)

Net increase (decrease) in net assets resulting from operations	$(3,428)	$(1,152)	$(799,170)	$(273)	$(1,855,534)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	Delaware VIP® Value Series— Standard Class	DFA VA Global Bond Portfolio	DFA VA International Small Portfolio	DFA VA International Value Portfolio	DFA VA Short-Term Fixed Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$1,376	$584	$783	$1,821	$688
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Net investment income (loss)	1,376	584	783	1,821	688

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,888	17,824	15,861	20,185	18,394
Cost of investments sold	(1,360)	(18,647)	(13,422)	(18,437)	(18,440)

Net realized gain (loss) on investments	528	(823)	2,439	1,748	(46)
Realized gain distribution received	5,112	—	2,049	188	—
Change in unrealized appreciation (depreciation) on investments	(9,372)	345	(14,845)	(15,295)	168

Net gain (loss) on investments	(3,732)	(478)	(10,357)	(13,359)	122

Net increase (decrease) in net assets resulting from operations	$(2,356)	$106	$(9,574)	$(11,538)	$810
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	DFA VA U.S. Large Value Portfolio	DFA VA U.S. Targeted Value Portfolio	Dreyfus IP Technology Growth Portfolio— Initial Shares	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares	DWS Alternative Asset Allocation VIP— Class A
INVESTMENT INCOME (LOSS):
Dividend income	$4,327	$866	$—	$—	$44,630
Mortality and expense risk charges	—	—	(59,465)	—	(2,061)
Administrative charges	—	—	(4,678)	—	(227)

Net investment income (loss)	4,327	866	(64,143)	—	42,342

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	17,445	84,783	3,469,368	303,823	477,445
Cost of investments sold	(14,230)	(75,265)	(1,749,763)	(158,981)	(483,773)

Net realized gain (loss) on investments	3,215	9,518	1,719,605	144,842	(6,328)
Realized gain distribution received	4,258	5,044	1,618,267	549,127	—
Change in unrealized appreciation (depreciation) on investments	(35,828)	(27,377)	(3,789,000)	(1,267,326)	(264,156)

Net gain (loss) on investments	(28,355)	(12,815)	(451,128)	(573,357)	(270,484)

Net increase (decrease) in net assets resulting from operations	$(24,028)	$(11,949)	$(515,271)	$(573,357)	$(228,142)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	DWS Small Cap Index VIP— Class A	DWS Small Mid Cap Value VIP— Class A	Fidelity® VIP ContrafundSM Portfolio— Initial Class	Fidelity® VIP Emerging Markets Portfolio— Initial Class (b)	Fidelity® VIP Equity-IncomeSM Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$323	$62,287	$1,775,151	$2,180	$1,656,164
Mortality and expense risk charges	(248)	(7,465)	(780,294)	(141)	(238,671)
Administrative charges	(28)	(796)	(80,068)	(8)	(26,352)

Net investment income (loss)	47	54,026	914,789	2,031	1,391,141

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	14,357	752,196	18,708,014	34,980	6,504,498
Cost of investments sold	(14,915)	(712,496)	(14,388,342)	(37,094)	(5,435,691)

Net realized gain (loss) on investments	(558)	39,700	4,319,672	(2,114)	1,068,807
Realized gain distribution received	2,295	804,527	21,428,636	—	3,335,886
Change in unrealized appreciation (depreciation) on investments	(58,232)	(1,697,352)	(42,143,609)	(19,531)	(12,068,640)

Net gain (loss) on investments	(56,495)	(853,125)	(16,395,301)	(21,645)	(7,663,947)

Net increase (decrease) in net assets resulting from operations	$(56,448)	$(799,099)	$(15,480,512)	$(19,614)	$(6,272,806)
(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	Fidelity® VIP Freedom 2020 Portfolio— Initial Class	Fidelity® VIP Freedom 2030 Portfolio— Initial Class	Fidelity® VIP Freedom 2040 Portfolio— Initial Class	Fidelity® VIP Growth Opportunities Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$32,783	$37,787	$38,051	$4,857	$19,359
Mortality and expense risk charges	(8,749)	(5,379)	(4,792)	(10,078)	—
Administrative charges	(783)	(487)	(518)	(834)	—

Net investment income (loss)	23,251	31,921	32,741	(6,055)	19,359

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	449,273	476,030	521,462	675,971	268,800
Cost of investments sold	(417,640)	(447,947)	(457,251)	(550,986)	(157,260)

Net realized gain (loss) on investments	31,633	28,083	64,211	124,985	111,540
Realized gain distribution received	72,209	63,026	64,828	238,145	1,076,980
Change in unrealized appreciation (depreciation) on investments	(261,129)	(355,136)	(506,652)	(9,894)	(1,208,063)

Net gain (loss) on investments	(157,287)	(264,027)	(377,613)	353,236	(19,543)

Net increase (decrease) in net assets resulting from operations	$(134,036)	$(232,106)	$(344,872)	$347,181	$(184)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	Fidelity® VIP Index 500 Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Invesco V.I. American Value Fund— Series I Shares
INVESTMENT INCOME (LOSS):
Dividend income	$442,317	$29,638	$99,037	$107,456	$17,086
Mortality and expense risk charges	—	—	(11,090)	—	(4,531)
Administrative charges	—	—	(1,167)	—	(469)

Net investment income (loss)	442,317	29,638	86,780	107,456	12,086

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,634,207	57,552	1,320,671	277,585	486,918
Cost of investments sold	(594,985)	(55,859)	(1,218,262)	(142,915)	(529,608)

Net realized gain (loss) on investments	1,039,222	1,693	102,409	134,670	(42,690)
Realized gain distribution received	109,848	7,181	1,190,582	—	488,976
Change in unrealized appreciation (depreciation) on investments	(2,646,900)	(44,800)	(3,613,488)	(1,270,954)	(903,700)

Net gain (loss) on investments	(1,497,830)	(35,926)	(2,320,497)	(1,136,284)	(457,414)

Net increase (decrease) in net assets resulting from operations	$(1,055,513)	$(6,288)	$(2,233,717)	$(1,028,828)	$(445,328)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. International Growth Fund— Series I Shares	Janus Henderson Enterprise Portfolio— Institutional Shares	Janus Henderson Forty Portfolio— Institutional Shares	Janus Henderson Global Research Portfolio— Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$1,011	$426,230	$7,607	$—	$1,104,002
Mortality and expense risk charges	—	(23,742)	(2,771)	—	(444,185)
Administrative charges	—	(2,509)	(163)	—	(40,079)

Net investment income (loss)	1,011	399,979	4,673	—	619,738

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,809	1,468,538	501,296	1,407	8,216,768
Cost of investments sold	(1,989)	(1,111,221)	(453,486)	(1,247)	(3,611,270)

Net realized gain (loss) on investments	(180)	357,317	47,810	160	4,605,498
Realized gain distribution received	316	144,345	130,627	2,384	—
Change in unrealized appreciation (depreciation) on investments	(2,805)	(4,144,443)	(388,380)	(2,119)	(11,881,415)

Net gain (loss) on investments	(2,669)	(3,642,781)	(209,943)	425	(7,275,917)

Net increase (decrease) in net assets resulting from operations	$(1,658)	$(3,242,802)	$(205,270)	$425	$(6,656,179)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	LVIP Baron Growth Opportunities Fund— Service Class	LVIP SSgA International Index Fund— Standard Class (b)	LVIP SSgA Mid-Cap Index Fund— Standard Class (b)	MFS® International Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$18,973	$2,872	$177,316	$44,877
Mortality and expense risk charges	—	(516)	(74)	(26,818)	(5,549)
Administrative charges	—	(83)	(10)	(2,805)	(665)

Net investment income (loss)	—	18,374	2,788	147,693	38,663

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,606	32,328	9,369	1,365,941	398,931
Cost of investments sold	(2,363)	(33,169)	(10,256)	(1,059,353)	(393,696)

Net realized gain (loss) on investments	243	(841)	(887)	306,588	5,235
Realized gain distribution received	702	—	8,538	178,552	311,876
Change in unrealized appreciation (depreciation) on investments	(1,468)	(68,266)	(42,184)	(2,232,505)	(783,312)

Net gain (loss) on investments	(523)	(69,107)	(34,533)	(1,747,365)	(466,201)

Net increase (decrease) in net assets resulting from operations	$(523)	$(50,733)	$(31,745)	$(1,599,672)	$(427,538)
(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	MFS® New Discovery Series— Initial Class	MFS® Research Series— Initial Class	MFS® Total Return Bond Series— Initial Class	MFS® Value Series— Initial Class	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$—	$14,985	$785	$155	$28,325
Mortality and expense risk charges	(6,321)	(3,330)	—	—	—
Administrative charges	(411)	(390)	—	—	—

Net investment income (loss)	(6,732)	11,265	785	155	28,325

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,211,768	310,063	572	448	84,370
Cost of investments sold	(1,142,194)	(286,424)	(586)	(437)	(102,735)

Net realized gain (loss) on investments	69,574	23,639	(14)	11	(18,365)
Realized gain distribution received	1,103,804	247,547	—	673	—
Change in unrealized appreciation (depreciation) on investments	(1,525,693)	(414,490)	(1,041)	(1,871)	(44,839)

Net gain (loss) on investments	(352,315)	(143,304)	(1,055)	(1,187)	(63,204)

Net increase (decrease) in net assets resulting from operations	$(359,047)	$(132,039)	$(270)	$(1,032)	$(34,879)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	Morgan Stanley VIF U.S. Real Estate Portfolio— Class I	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class	PIMCO VIT Low Duration Portfolio— Administrative Class
INVESTMENT INCOME (LOSS):
Dividend income	$623,351	$—	$10,023	$104,130	$12,191
Mortality and expense risk charges	(32,177)	(16,682)	—	(8,728)	—
Administrative charges	(3,172)	(1,784)	—	(1,009)	—

Net investment income (loss)	588,002	(18,466)	10,023	94,393	12,191

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	3,442,874	2,217,773	11,243	595,234	53,065
Cost of investments sold	(2,636,779)	(1,909,962)	(11,219)	(603,397)	(55,188)

Net realized gain (loss) on investments	806,095	307,811	24	(8,163)	(2,123)
Realized gain distribution received	—	985,368	425	24,127	—
Change in unrealized appreciation (depreciation) on investments	(3,166,685)	(2,053,753)	(17,028)	37,429	(8,017)

Net gain (loss) on investments	(2,360,590)	(760,574)	(16,579)	53,393	(10,140)

Net increase (decrease) in net assets resulting from operations	$(1,772,588)	$(779,040)	$(6,556)	$147,786	$2,051
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	PIMCO VIT Low Duration Portfolio— Institutional Class	PIMCO VIT Total Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Institutional Class	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$27,200	$37,486	$233,095	$—	$372
Mortality and expense risk charges	(2,406)	—	(14,809)	—	—
Administrative charges	(290)	—	(1,635)	—	—

Net investment income (loss)	24,504	37,486	216,651	—	372

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	280,830	81,600	926,793	3,277	141
Cost of investments sold	(284,831)	(86,712)	(958,348)	(1,738)	(123)

Net realized gain (loss) on investments	(4,001)	(5,112)	(31,555)	1,539	18
Realized gain distribution received	—	19,562	111,372	2,505	2,619
Change in unrealized appreciation (depreciation) on investments	(15,605)	(56,979)	(322,328)	(2,709)	(6,915)

Net gain (loss) on investments	(19,606)	(42,529)	(242,511)	1,335	(4,278)

Net increase (decrease) in net assets resulting from operations	$4,898	$(5,043)	$(25,860)	$1,335	$(3,906)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)
For the year ended December 31, 2018

	T. Rowe Price Limited-Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	The Merger Fund VL	Victory VIF Diversified Stock Fund— Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$7,656	$10	$226	$12
Mortality and expense risk charges	—	—	—	—
Administrative charges	—	—	—	—

Net investment income (loss)	7,656	10	226	12

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	48,348	763	3,735	91
Cost of investments sold	(50,797)	(573)	(3,674)	(90)

Net realized gain (loss) on investments	(2,449)	190	61	1
Realized gain distribution received	—	664	362	524
Change in unrealized appreciation (depreciation) on investments	(902)	(823)	1,590	(926)

Net gain (loss) on investments	(3,351)	31	2,013	(401)

Net increase (decrease) in net assets resulting from operations	$4,305	$41	$2,239	$(389)
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Absolute Return Multi-Strategy— Initial Class		MainStay VP Balanced— Initial Class		MainStay VP Bond— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$21,805	$67,120	$235,506	$171,556	$788,853	$707,839
Net realized gain (loss) on investments	(524,032)	(50,818)	625,234	566,050	(190,636)	17,587
Realized gain distribution received	—	—	757,832	332,529	90,613	300,295
Change in unrealized appreciation (depreciation) on investments	87,566	(24,320)	(2,908,568)	461,165	(1,164,593)	92,438

Net increase (decrease) in net assets resulting from operations	(414,661)	(8,018)	(1,289,996)	1,531,300	(475,763)	1,118,159

Contributions and (Withdrawals):
Payments received from policyowners	2,071,543	2,252,621	1,724,062	1,583,885	2,804,231	3,106,499
Cost of insurance	(622,665)	(632,587)	(946,772)	(895,159)	(2,038,937)	(2,041,688)
Policyowners' surrenders	(332,150)	(228,112)	(767,557)	(633,181)	(1,146,015)	(1,293,632)
Net transfers from (to) Fixed Account	(29,597)	(20,969)	32,785	(533,191)	(392,463)	(368,341)
Transfers between Investment Divisions	(7,897,726)	633,326	157,043	679,976	(353,141)	555,625
Policyowners' death benefits	(172)	(8,611)	(34,605)	(190,230)	(239,339)	(84,398)

Net contributions and (withdrawals)	(6,810,767)	1,995,668	164,956	12,100	(1,365,664)	(125,935)

Increase (decrease) in net assets	(7,225,428)	1,987,650	(1,125,040)	1,543,400	(1,841,427)	992,224

NET ASSETS:
Beginning of period	7,225,428	5,237,778	17,209,166	15,665,766	33,780,635	32,788,411

End of period	$—	$7,225,428	$16,084,126	$17,209,166	$31,939,208	$33,780,635
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Conservative Allocation— Initial Class		MainStay VP Cushing® Renaissance Advantage— Initial Class		MainStay VP Eagle Small Cap Growth— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$334,972	$289,827	$(507)	$(406)	$(206,593)	$(192,457)
Net realized gain (loss) on investments	(80,354)	(141,732)	6,677	5,063	1,690,655	1,280,692
Realized gain distribution received	—	—	—	—	2,686,579	2,336,430
Change in unrealized appreciation (depreciation) on investments	(1,352,561)	1,519,042	(298,354)	65,619	(8,357,854)	6,314,356

Net increase (decrease) in net assets resulting from operations	(1,097,943)	1,667,137	(292,184)	70,276	(4,187,213)	9,739,021

Contributions and (Withdrawals):
Payments received from policyowners	1,016,050	1,171,454	220,805	244,115	2,903,556	2,927,914
Cost of insurance	(876,903)	(1,017,956)	(68,640)	(57,366)	(2,496,590)	(2,456,684)
Policyowners' surrenders	(406,702)	(568,966)	(16,854)	(35,562)	(2,425,571)	(2,816,658)
Net transfers from (to) Fixed Account	180,936	(582,288)	(36,973)	7,651	(726,280)	(938,789)
Transfers between Investment Divisions	(521,083)	(676,590)	272,248	272,983	(419,161)	(632,423)
Policyowners' death benefits	(159,346)	(110,542)	(467)	—	(274,646)	(107,787)

Net contributions and (withdrawals)	(767,048)	(1,784,888)	370,119	431,821	(3,438,692)	(4,024,427)

Increase (decrease) in net assets	(1,864,991)	(117,751)	77,935	502,097	(7,625,905)	5,714,594

NET ASSETS:
Beginning of period	16,480,986	16,598,737	828,000	325,903	50,998,661	45,284,067

End of period	$14,615,995	$16,480,986	$905,935	$828,000	$43,372,756	$50,998,661
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Emerging Markets Equity— Initial Class		MainStay VP Epoch U.S. Equity Yield— Initial Class		MainStay VP Epoch U.S. Small Cap— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$438,958	$352,115	$2,285,662	$1,238,481	$144,818	$70,658
Net realized gain (loss) on investments	(297,842)	(369,544)	3,276,673	3,414,459	1,187,500	1,051,231
Realized gain distribution received	—	—	8,570,918	—	3,264,564	2,633,720
Change in unrealized appreciation (depreciation) on investments	(8,855,944)	13,483,614	(21,364,301)	17,440,298	(9,266,364)	393,890

Net increase (decrease) in net assets resulting from operations	(8,714,828)	13,466,185	(7,231,048)	22,093,238	(4,669,482)	4,149,499

Contributions and (Withdrawals):
Payments received from policyowners	3,314,374	3,792,513	7,699,543	8,430,745	2,414,790	2,575,890
Cost of insurance	(2,131,746)	(2,272,688)	(6,698,756)	(7,022,222)	(1,384,199)	(1,422,548)
Policyowners' surrenders	(2,001,895)	(1,896,529)	(5,871,744)	(5,924,662)	(1,078,812)	(1,245,439)
Net transfers from (to) Fixed Account	(694,031)	(497,780)	(1,578,767)	(2,268,659)	(1,247,110)	(200,894)
Transfers between Investment Divisions	(1,595,842)	(14,067)	(3,104,302)	(3,771,692)	(474,005)	(662,992)
Policyowners' death benefits	(134,812)	(147,723)	(532,337)	(586,589)	(69,513)	(92,981)

Net contributions and (withdrawals)	(3,243,952)	(1,036,274)	(10,086,363)	(11,143,079)	(1,838,849)	(1,048,964)

Increase (decrease) in net assets	(11,958,780)	12,429,911	(17,317,411)	10,950,159	(6,508,331)	3,100,535

NET ASSETS:
Beginning of period	44,161,887	31,731,976	137,568,361	126,618,202	30,406,500	27,305,965

End of period	$32,203,107	$44,161,887	$120,250,950	$137,568,361	$23,898,169	$30,406,500
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Fidelity Institutional AM® Utilities— Initial Class		MainStay VP Floating Rate— Initial Class		MainStay VP Growth Allocation— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$438,715	$1,596,279	$743,334	$658,766	$1,027,820	$579,443
Net realized gain (loss) on investments	570,385	385,920	(46,197)	(9,424)	2,218,818	1,881,435
Realized gain distribution received	70,223	—	—	—	2,830,678	1,244,999
Change in unrealized appreciation (depreciation) on investments	(769,706)	3,345,765	(778,779)	(42,624)	(15,784,405)	10,105,945

Net increase (decrease) in net assets resulting from operations	309,617	5,327,964	(81,642)	606,718	(9,707,089)	13,811,822

Contributions and (Withdrawals):
Payments received from policyowners	5,337,794	5,677,614	1,374,671	1,527,238	12,620,363	12,975,372
Cost of insurance	(2,264,137)	(2,338,087)	(830,709)	(907,377)	(4,904,761)	(4,683,511)
Policyowners' surrenders	(1,472,231)	(1,604,365)	(926,709)	(530,119)	(4,618,338)	(2,991,495)
Net transfers from (to) Fixed Account	(499,899)	(800,995)	(146,009)	(347,345)	(544,212)	(1,225,879)
Transfers between Investment Divisions	(2,441,557)	(500,587)	1,164,414	(313,850)	(2,302,634)	(1,413,123)
Policyowners' death benefits	(234,891)	(77,191)	(47,608)	(172,490)	(720,476)	(39,898)

Net contributions and (withdrawals)	(1,574,921)	356,389	588,050	(743,943)	(470,058)	2,621,466

Increase (decrease) in net assets	(1,265,304)	5,684,353	506,408	(137,225)	(10,177,147)	16,433,288

NET ASSETS:
Beginning of period	42,395,909	36,711,556	16,319,637	16,456,862	76,503,594	60,070,306

End of period	$41,130,605	$42,395,909	$16,826,045	$16,319,637	$66,326,447	$76,503,594
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Income Builder— Initial Class		MainStay VP Indexed Bond— Initial Class		MainStay VP IQ Hedge Multi- Strategy— Initial Class
	2018	2017	2018	2017 (a)	2018 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,405,997	$2,016,249	$15,501	$1,352	$61,914
Net realized gain (loss) on investments	137,634	113,207	(2,502)	115	(2,030)
Realized gain distribution received	2,717,753	—	—	19	—
Change in unrealized appreciation (depreciation) on investments	(7,831,824)	5,058,452	(342)	(1,162)	(190,031)

Net increase (decrease) in net assets resulting from operations	(3,570,440)	7,187,908	12,657	324	(130,147)

Contributions and (Withdrawals):
Payments received from policyowners	4,018,309	4,246,930	90,938	6,828	164,050
Cost of insurance	(3,669,064)	(3,852,280)	(26,528)	(2,032)	(55,628)
Policyowners' surrenders	(2,299,156)	(3,161,617)	(9,821)	(4,544)	(26,322)
Net transfers from (to) Fixed Account	(676,855)	(433,405)	2,372	6,352	4,785
Transfers between Investment Divisions	(920,503)	165,192	761,769	134,669	7,484,258
Policyowners' death benefits	(394,307)	(451,696)	—	—	—

Net contributions and (withdrawals)	(3,941,576)	(3,486,876)	818,730	141,273	7,571,143

Increase (decrease) in net assets	(7,512,016)	3,701,032	831,387	141,597	7,440,996

NET ASSETS:
Beginning of period	65,325,456	61,624,424	141,597	—	—

End of period	$57,813,440	$65,325,456	$972,984	$141,597	$7,440,996
(a) For the period May 1,2017 (commencement of Investment Division) through December 31,2017.
(b) For the period November 30, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Janus Henderson Balanced— Initial Class		MainStay VP Large Cap Growth— Initial Class		MainStay VP MacKay Common Stock— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,972,693	$1,859,289	$(188,134)	$(161,832)	$1,178,043	$883,745
Net realized gain (loss) on investments	3,213,066	2,713,279	2,722,656	2,846,791	1,991,723	2,981,779
Realized gain distribution received	7,507,736	5,686,953	9,312,998	2,004,838	9,975,433	4,351,388
Change in unrealized appreciation (depreciation) on investments	(12,341,715)	11,925,848	(10,050,714)	10,539,417	(19,742,755)	12,910,805

Net increase (decrease) in net assets resulting from operations	351,780	22,185,369	1,796,806	15,229,214	(6,597,556)	21,127,717

Contributions and (Withdrawals):
Payments received from policyowners	8,259,291	8,660,110	5,051,066	4,622,514	7,011,007	6,981,403
Cost of insurance	(7,318,579)	(7,569,537)	(3,210,983)	(2,800,886)	(6,074,463)	(5,960,694)
Policyowners' surrenders	(6,410,510)	(7,677,867)	(3,372,969)	(2,103,451)	(4,292,305)	(4,646,612)
Net transfers from (to) Fixed Account	(1,579,734)	(1,807,328)	(1,237,957)	(592,901)	(1,507,312)	(1,919,400)
Transfers between Investment Divisions	(1,438,896)	(328,999)	4,627,130	(3,952,097)	(464,978)	(1,776,219)
Policyowners' death benefits	(1,028,755)	(668,012)	(186,515)	(123,873)	(318,810)	(330,179)

Net contributions and (withdrawals)	(9,517,183)	(9,391,633)	1,669,772	(4,950,694)	(5,646,861)	(7,651,701)

Increase (decrease) in net assets	(9,165,403)	12,793,736	3,466,578	10,278,520	(12,244,417)	13,476,016

NET ASSETS:
Beginning of period	140,929,077	128,135,341	60,129,265	49,850,745	112,153,288	98,677,272

End of period	$131,763,674	$140,929,077	$63,595,843	$60,129,265	$99,908,871	$112,153,288

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP MacKay Convertible— Initial Class		MainStay VP MacKay Government— Initial Class		MainStay VP MacKay Growth— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$699,721	$702,963	$328,845	$371,131	$(853)	$(635,358)
Net realized gain (loss) on investments	2,299,509	1,247,033	(235,605)	(191,963)	6,569,288	3,586,951
Realized gain distribution received	1,952,819	869,230	—	—	12,329,859	1,311,842
Change in unrealized appreciation (depreciation) on investments	(6,190,592)	2,662,386	(172,024)	96,092	(26,929,929)	43,707,426

Net increase (decrease) in net assets resulting from operations	(1,238,543)	5,481,612	(78,784)	275,260	(8,031,635)	47,970,861

Contributions and (Withdrawals):
Payments received from policyowners	3,653,430	3,610,784	1,393,158	1,354,934	11,655,464	13,018,176
Cost of insurance	(2,788,290)	(2,719,145)	(1,037,280)	(1,108,295)	(11,847,630)	(12,138,482)
Policyowners' surrenders	(2,517,054)	(2,246,542)	(678,712)	(814,589)	(10,215,627)	(7,864,728)
Net transfers from (to) Fixed Account	(503,110)	(602,920)	(24,250)	(428,669)	(2,391,107)	(2,245,220)
Transfers between Investment Divisions	526,051	1,950,657	(120,442)	(135,519)	(1,702,008)	(2,694,101)
Policyowners' death benefits	(304,973)	(318,391)	(77,128)	(98,603)	(1,572,692)	(1,273,683)

Net contributions and (withdrawals)	(1,933,946)	(325,557)	(544,654)	(1,230,741)	(16,073,600)	(13,198,038)

Increase (decrease) in net assets	(3,172,489)	5,156,055	(623,438)	(955,481)	(24,105,235)	34,772,823

NET ASSETS:
Beginning of period	52,401,219	47,245,164	15,600,672	16,556,153	202,458,615	167,685,792

End of period	$49,228,730	$52,401,219	$14,977,234	$15,600,672	$178,353,380	$202,458,615

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP MacKay High Yield Corporate Bond— Initial Class		MainStay VP MacKay International Equity— Initial Class		MainStay VP MacKay Mid Cap Core— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,935,710	$8,038,509	$441,942	$121,339	$762,460	$822,432
Net realized gain (loss) on investments	2,783,386	2,009,760	1,300,437	333,854	3,220,809	3,655,684
Realized gain distribution received	—	—	923,963	—	12,862,361	1,213,600
Change in unrealized appreciation (depreciation) on investments	(13,151,867)	(1,119,837)	(8,678,879)	12,272,107	(29,127,557)	11,916,519

Net increase (decrease) in net assets resulting from operations	(2,432,771)	8,928,432	(6,012,537)	12,727,300	(12,281,927)	17,608,235

Contributions and (Withdrawals):
Payments received from policyowners	12,368,441	13,024,711	3,967,396	3,804,514	6,775,260	7,055,317
Cost of insurance	(8,549,618)	(8,691,016)	(2,648,215)	(2,525,061)	(5,057,304)	(5,047,938)
Policyowners' surrenders	(6,945,860)	(6,717,309)	(2,213,014)	(2,045,213)	(4,236,019)	(4,838,139)
Net transfers from (to) Fixed Account	(1,146,702)	(1,772,282)	(642,884)	(915,530)	(1,975,343)	(1,084,282)
Transfers between Investment Divisions	(1,447,897)	5,447,100	1,879,482	(510,271)	(985,789)	(3,507,295)
Policyowners' death benefits	(622,084)	(1,473,860)	(148,768)	(126,464)	(358,451)	(658,176)

Net contributions and (withdrawals)	(6,343,720)	(182,656)	193,997	(2,318,025)	(5,837,646)	(8,080,513)

Increase (decrease) in net assets	(8,776,491)	8,745,776	(5,818,540)	10,409,275	(18,119,573)	9,527,722

NET ASSETS:
Beginning of period	144,927,256	136,181,480	51,003,066	40,593,791	107,400,097	97,872,375

End of period	$136,150,765	$144,927,256	$45,184,526	$51,003,066	$89,280,524	$107,400,097

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP MacKay S&P 500 Index— Initial Class		MainStay VP MacKay Small Cap Core— Initial Class		MainStay VP MacKay Unconstrained Bond— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,949,208	$3,580,896	$(31,701)	$(28,704)	$609,278	$469,003
Net realized gain (loss) on investments	16,740,839	11,338,443	288,256	154,485	(74,737)	(36,419)
Realized gain distribution received	7,139,112	5,216,565	2,339,581	282,638	—	—
Change in unrealized appreciation (depreciation) on investments	(44,879,650)	46,312,424	(5,419,974)	1,811,462	(781,688)	252,334

Net increase (decrease) in net assets resulting from operations	(17,050,491)	66,448,328	(2,823,838)	2,219,881	(247,147)	684,918

Contributions and (Withdrawals):
Payments received from policyowners	24,448,828	23,702,181	1,912,831	2,063,936	4,352,888	4,306,973
Cost of insurance	(17,870,198)	(17,420,967)	(1,029,339)	(1,001,189)	(1,406,992)	(1,293,339)
Policyowners' surrenders	(14,079,279)	(12,655,622)	(826,533)	(704,368)	(778,872)	(599,260)
Net transfers from (to) Fixed Account	(4,069,460)	(4,309,341)	(408,301)	(249,460)	(103,350)	(115,475)
Transfers between Investment Divisions	(4,437,312)	5,938,815	(155,045)	(190,509)	(485,691)	1,227,298
Policyowners' death benefits	(1,328,548)	(1,282,027)	(49,374)	(49,002)	(11,738)	(50,718)

Net contributions and (withdrawals)	(17,335,969)	(6,026,961)	(555,761)	(130,592)	1,566,245	3,475,479

Increase (decrease) in net assets	(34,386,460)	60,421,367	(3,379,599)	2,089,289	1,319,098	4,160,397

NET ASSETS:
Beginning of period	378,352,943	317,931,576	18,480,574	16,391,285	17,393,646	13,233,249

End of period	$343,966,483	$378,352,943	$15,100,975	$18,480,574	$18,712,744	$17,393,646
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP Mellon Natural Resources— Initial Class		MainStay VP Moderate Allocation— Initial Class		MainStay VP Moderate Growth Allocation— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(54,896)	$(60,948)	$964,709	$668,081	$1,553,210	$1,049,357
Net realized gain (loss) on investments	(1,132,390)	(1,742,471)	151,636	208,506	1,809,886	1,966,980
Realized gain distribution received	—	—	1,466,745	205,536	3,843,331	1,653,689
Change in unrealized appreciation (depreciation) on investments	(8,265,459)	1,435,785	(6,761,680)	5,297,134	(17,051,353)	9,388,137

Net increase (decrease) in net assets resulting from operations	(9,452,745)	(367,634)	(4,178,590)	6,379,257	(9,844,926)	14,058,163

Contributions and (Withdrawals):
Payments received from policyowners	4,041,834	4,545,370	4,016,540	4,085,629	9,676,074	10,813,050
Cost of insurance	(1,809,604)	(1,969,222)	(2,617,164)	(2,534,255)	(4,845,629)	(4,819,314)
Policyowners' surrenders	(1,353,307)	(1,710,298)	(2,152,111)	(1,401,890)	(4,112,437)	(3,632,767)
Net transfers from (to) Fixed Account	(285,303)	(713,470)	29,345	(1,188,825)	(353,701)	(754,251)
Transfers between Investment Divisions	(1,313,377)	(1,360,799)	(1,320,979)	635,655	(329,629)	(1,423,734)
Policyowners' death benefits	(132,878)	(122,444)	(34,692)	(429,278)	(145,787)	(177,176)

Net contributions and (withdrawals)	(852,635)	(1,330,863)	(2,079,061)	(832,964)	(111,109)	5,808

Increase (decrease) in net assets	(10,305,380)	(1,698,497)	(6,257,651)	5,546,293	(9,956,035)	14,063,971

NET ASSETS:
Beginning of period	34,026,257	35,724,754	49,418,875	43,872,582	90,088,726	76,024,755

End of period	$23,720,877	$34,026,257	$43,161,224	$49,418,875	$80,132,691	$90,088,726
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MainStay VP PIMCO Real Return— Initial Class		MainStay VP T. Rowe Price Equity Income— Initial Class		MainStay VP U.S. Government Money Market— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$124,496	$127,115	$1,267,324	$1,395,383	$430,002	$39,584
Net realized gain (loss) on investments	(224,536)	(308,015)	2,719,262	2,100,676	(930)	(115)
Realized gain distribution received	—	—	6,735,493	3,546,614	—	—
Change in unrealized appreciation (depreciation) on investments	(139,709)	454,937	(17,560,727)	4,243,725	929	(4,182)

Net increase (decrease) in net assets resulting from operations	(239,749)	274,037	(6,838,648)	11,286,398	430,001	35,287

Contributions and (Withdrawals):
Payments received from policyowners	1,505,653	1,442,577	4,277,793	4,909,848	16,199,628	6,798,490
Cost of insurance	(546,884)	(555,723)	(3,532,336)	(3,721,943)	(4,403,486)	(4,799,797)
Policyowners' surrenders	(385,784)	(369,595)	(3,972,029)	(3,812,141)	(11,671,708)	(6,058,907)
Net transfers from (to) Fixed Account	(53,717)	(115,834)	(1,131,927)	(822,248)	(278,077)	(526,157)
Transfers between Investment Divisions	216,789	(246,745)	(4,709,292)	(2,607,070)	383,909	(694,307)
Policyowners' death benefits	(17,717)	(289,158)	(272,791)	(268,222)	(26,537)	(416,734)

Net contributions and (withdrawals)	718,340	(134,478)	(9,340,582)	(6,321,776)	203,729	(5,697,412)

Increase (decrease) in net assets	478,591	139,559	(16,179,230)	4,964,622	633,730	(5,662,125)

NET ASSETS:
Beginning of period	8,597,618	8,458,059	79,799,009	74,834,387	44,892,055	50,554,180

End of period	$9,076,209	$8,597,618	$63,619,779	$79,799,009	$45,525,785	$44,892,055
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	AB VPS International Value Portfolio— Class A		AB VPS Small/Mid Cap Value Portfolio— Class A		Alger Capital Appreciation Portfolio— Class I-2
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$32,756	$28,512	$1,492	$2,971
Net realized gain (loss) on investments	—	—	147,530	122,211	160,917	32,841
Realized gain distribution received	—	—	887,275	529,178	285,480	115,522
Change in unrealized appreciation (depreciation) on investments	(1)	1	(2,738,293)	663,508	(406,452)	307,102

Net increase (decrease) in net assets resulting from operations	(1)	1	(1,670,732)	1,343,409	41,437	458,436

Contributions and (Withdrawals):
Payments received from policyowners	—	—	1,149,393	1,243,160	20,479	24,323
Cost of insurance	—	—	(544,942)	(552,945)	(42,896)	(36,538)
Policyowners' surrenders	—	—	(312,851)	(371,182)	(156,589)	(53,510)
Net transfers from (to) Fixed Account	—	—	(169,260)	(157,256)	(2,297)	349
Transfers between Investment Divisions	—	—	(695,607)	(29,010)	(199,532)	50,087
Policyowners' death benefits	—	—	(27,141)	(27,655)	—	—

Net contributions and (withdrawals)	—	—	(600,408)	105,112	(380,835)	(15,289)

Increase (decrease) in net assets	(1)	1	(2,271,140)	1,448,521	(339,398)	443,147

NET ASSETS:
Beginning of period	5	4	11,672,950	10,224,429	1,948,936	1,505,789

End of period	$4	$5	$9,401,810	$11,672,950	$1,609,538	$1,948,936
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	American Century Investments® VP Inflation Protection Fund— Class II		American Century Investments® VP International Fund— Class II		American Century Investments® VP Value Fund— Class II
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$8,876	$7,640	$32,731	$17,671	$54,321	$50,675
Net realized gain (loss) on investments	(606)	(1,030)	23,188	75,463	146,261	189,276
Realized gain distribution received	—	—	192,991	—	229	—
Change in unrealized appreciation (depreciation) on investments	(17,180)	3,583	(702,549)	583,888	(520,023)	41,722

Net increase (decrease) in net assets resulting from operations	(8,910)	10,193	(453,639)	677,022	(319,212)	281,673

Contributions and (Withdrawals):
Payments received from policyowners	3,167	4,472	17,175	97,924	23,590	72,762
Cost of insurance	(3,852)	(3,594)	(40,948)	(88,665)	(64,004)	(57,588)
Policyowners' surrenders	(2,277)	(447)	(3,548)	(8,585)	(83,456)	(196,657)
Net transfers from (to) Fixed Account	(8)	(647)	(995)	(98,161)	(280)	(278)
Transfers between Investment Divisions	3,674	37,479	29,833	308,915	(62,364)	234,816
Policyowners' death benefits	—	—	(1,225)	—	(1,623)	—

Net contributions and (withdrawals)	704	37,263	292	211,428	(188,137)	53,055

Increase (decrease) in net assets	(8,206)	47,456	(453,347)	888,450	(507,349)	334,728

NET ASSETS:
Beginning of period	313,852	266,396	2,987,150	2,098,700	3,641,644	3,306,916

End of period	$305,646	$313,852	$2,533,803	$2,987,150	$3,134,295	$3,641,644

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	American Funds IS Asset Allocation Fund— Class 2	American Funds IS Blue Chip Income and Growth Fund— Class 2		American Funds IS Global Small Capitalization Fund— Class 2
	2018 (c)	2018	2017 (d)	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,533	$48,715	$1,012	$(674)	$2,069
Net realized gain (loss) on investments	(2,221)	(7,378)	25	17,735	116
Realized gain distribution received	510	110,673	—	62,016	—
Change in unrealized appreciation (depreciation) on investments	(36,274)	(427,352)	811	(257,605)	146,704

Net increase (decrease) in net assets resulting from operations	(30,452)	(275,342)	1,848	(178,528)	148,889

Contributions and (Withdrawals):
Payments received from policyowners	43,966	436,573	1,988	432,800	304,931
Cost of insurance	(8,150)	(99,956)	(576)	(118,234)	(75,435)
Policyowners' surrenders	(758)	(50,662)	—	(32,051)	(44,972)
Net transfers from (to) Fixed Account	(5,978)	(46,990)	—	47,847	11,338
Transfers between Investment Divisions	607,913	2,955,991	76,803	337,797	169,481
Policyowners' death benefits	—	—	—	(92)	—

Net contributions and (withdrawals)	636,993	3,194,956	78,215	668,067	365,343

Increase (decrease) in net assets	606,541	2,919,614	80,063	489,539	514,232

NET ASSETS:
Beginning of period	—	80,063	—	950,759	436,527

End of period	$606,541	$2,999,677	$80,063	$1,440,298	$950,759

(c) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.

(d) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	American Funds IS Growth Fund— Class 2		American Funds IS New World Fund®— Class 2		BlackRock ® Global Allocation V.I. Fund— Class I
	2018	2017 (d)	2018	2017	2018 (c)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,338	$56	$83,116	$63,036	$157,158
Net realized gain (loss) on investments	(6,081)	1	28,415	16,126	(24,496)
Realized gain distribution received	47,588	—	268,317	—	685,625
Change in unrealized appreciation (depreciation) on investments	(161,525)	57	(2,018,375)	1,625,606	(2,034,226)

Net increase (decrease) in net assets resulting from operations	(116,680)	114	(1,638,527)	1,704,768	(1,215,939)

Contributions and (Withdrawals):
Payments received from policyowners	194,607	1,448	2,289,950	1,873,619	1,382,350
Cost of insurance	(54,321)	(67)	(682,104)	(541,196)	(590,159)
Policyowners' surrenders	(14,560)	—	(254,160)	(198,224)	(353,915)
Net transfers from (to) Fixed Account	1,110	1	(5,332)	(34,328)	(119,808)
Transfers between Investment Divisions	1,201,834	52,210	2,295,015	783,031	17,764,493
Policyowners' death benefits	—	—	(3,395)	(38,578)	(23,651)

Net contributions and (withdrawals)	1,328,670	53,592	3,639,974	1,844,324	18,059,310

Increase (decrease) in net assets	1,211,990	53,706	2,001,447	3,549,092	16,843,371

NET ASSETS:
Beginning of period	53,706	—	8,691,581	5,142,489	—

End of period	$1,265,696	$53,706	$10,693,028	$8,691,581	$16,843,371

(c) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.

(d) For the period November 13, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	BlackRock ® Global Allocation V.I. Fund— Class III		BlackRock ® High Yield V.I. Fund— Class I		ClearBridge Variable Appreciation Portfolio— Class I
	2018	2017	2018	2017	2018	2017 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(9,594)	$197,174	$146,457	$105,625	$9,262	$4,992
Net realized gain (loss) on investments	445,360	(77,622)	(8,702)	(5,158)	6,203	474
Realized gain distribution received	—	209,867	—	—	31,855	13,837
Change in unrealized appreciation (depreciation) on investments	(607,633)	1,666,648	(223,284)	38,605	(77,479)	5,196

Net increase (decrease) in net assets resulting from operations	(171,867)	1,996,067	(85,529)	139,072	(30,159)	24,499

Contributions and (Withdrawals):
Payments received from policyowners	786,491	2,237,114	465,727	427,778	153,091	7,269
Cost of insurance	(304,042)	(855,031)	(160,709)	(126,919)	(38,641)	(4,387)
Policyowners' surrenders	(170,859)	(425,216)	(38,869)	(65,581)	(1,930)	—
Net transfers from (to) Fixed Account	10,189	(258,997)	32,160	(19,206)	(4,517)	(4,509)
Transfers between Investment Divisions	(18,451,035)	2,197,784	171,310	484,475	257,145	440,412
Policyowners' death benefits	(57)	(55,220)	(631)	—	—	—

Net contributions and (withdrawals)	(18,129,313)	2,840,434	468,988	700,547	365,148	438,785

Increase (decrease) in net assets	(18,301,180)	4,836,501	383,459	839,619	334,989	463,284

NET ASSETS:
Beginning of period	18,301,180	13,464,679	2,561,989	1,722,370	463,284	—

End of period	$—	$18,301,180	$2,945,448	$2,561,989	$798,273	$463,284

(a) For the period May 1, 2017 (commencement of Investment Division) through December 31, 2017.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Columbia Variable Portfolio— Commodity Strategy Fund— Class 1		Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 1		Columbia Variable Portfolio— Small Cap Value Fund— Class 2
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(771)	$34,271	$50,179	$28,981	$33	$93
Net realized gain (loss) on investments	(18,700)	775	(18,199)	10,385	1,956	174
Realized gain distribution received	—	—	—	—	2,813	1,894
Change in unrealized appreciation (depreciation) on investments	(82,290)	(15,375)	(117,124)	25,722	(8,230)	1,738

Net increase (decrease) in net assets resulting from operations	(101,761)	19,671	(85,144)	65,088	(3,428)	3,899

Contributions and (Withdrawals):
Payments received from policyowners	123,977	150,638	401,890	172,448	4,916	4,528
Cost of insurance	(40,893)	(33,820)	(127,109)	(66,222)	(888)	(1,001)
Policyowners' surrenders	(9,457)	(24,478)	(69,241)	(63,755)	(8,686)	(2,216)
Net transfers from (to) Fixed Account	(27,385)	6,141	7,014	(27,305)	(7,163)	287
Transfers between Investment Divisions	(57,018)	139,440	287,219	353,218	—	—
Policyowners' death benefits	—	—	(989)	—	—	—

Net contributions and (withdrawals)	(10,776)	237,921	498,784	368,384	(11,821)	1,598

Increase (decrease) in net assets	(112,537)	257,592	413,640	433,472	(15,249)	5,497

NET ASSETS:
Beginning of period	714,162	456,570	928,444	494,972	31,339	25,842

End of period	$601,625	$714,162	$1,342,084	$928,444	$16,090	$31,339
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Delaware VIP® Diversified Income Series— Standard Class		Delaware VIP® Emerging Markets Series— Standard Class		Delaware VIP® International Value Equity Series— Standard Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,704	$1,423	$151,802	$14,825	$42	$22
Net realized gain (loss) on investments	(31)	(361)	124,410	28,989	5	5
Realized gain distribution received	—	—	15,800	—	—	—
Change in unrealized appreciation (depreciation) on investments	(2,825)	1,617	(1,091,182)	1,062,404	(320)	266

Net increase (decrease) in net assets resulting from operations	(1,152)	2,679	(799,170)	1,106,218	(273)	293

Contributions and (Withdrawals):
Payments received from policyowners	5,092	7,821	749,626	656,089	—	1
Cost of insurance	(1,586)	(1,866)	(241,856)	(209,710)	(37)	(37)
Policyowners' surrenders	—	(2,273)	(271,852)	(118,894)	—	—
Net transfers from (to) Fixed Account	46	(3,557)	(163,923)	(2,394)	—	—
Transfers between Investment Divisions	1,287	(807)	656,505	671,721	—	—
Policyowners' death benefits	—	—	(72,793)	—	—	—

Net contributions and (withdrawals)	4,839	(682)	655,707	996,812	(37)	(36)

Increase (decrease) in net assets	3,687	1,997	(143,463)	2,103,030	(310)	257

NET ASSETS:
Beginning of period	52,595	50,598	4,528,614	2,425,584	1,575	1,318

End of period	$56,282	$52,595	$4,385,151	$4,528,614	$1,265	$1,575
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Delaware VIP® Small Cap Value Series— Standard Class		Delaware VIP® Value Series— Standard Class		DFA VA Global Bond Portfolio
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$64,247	$49,375	$1,376	$1,228	$584	$500
Net realized gain (loss) on investments	160	23,123	528	3,314	(823)	(568)
Realized gain distribution received	695,595	255,395	5,112	2,469	—	14
Change in unrealized appreciation (depreciation) on investments	(2,615,536)	608,906	(9,372)	2,642	345	688

Net increase (decrease) in net assets resulting from operations	(1,855,534)	936,799	(2,356)	9,653	106	634

Contributions and (Withdrawals):
Payments received from policyowners	1,303,457	1,204,962	8,473	10,970	3,144	4,997
Cost of insurance	(406,638)	(349,030)	(2,633)	(2,607)	(1,772)	(2,148)
Policyowners' surrenders	(189,440)	(149,007)	—	(2,681)	(9,034)	(854)
Net transfers from (to) Fixed Account	(60,606)	(35,992)	19	(4,993)	(7,606)	(5,189)
Transfers between Investment Divisions	928,481	909,672	(1,775)	2,502	76	(10,383)
Policyowners' death benefits	(10,055)	(12,729)	—	—	—	—

Net contributions and (withdrawals)	1,565,199	1,567,876	4,084	3,191	(15,192)	(13,577)

Increase (decrease) in net assets	(290,335)	2,504,675	1,728	12,844	(15,086)	(12,943)

NET ASSETS:
Beginning of period	9,433,151	6,928,476	79,076	66,232	27,819	40,762

End of period	$9,142,816	$9,433,151	$80,804	$79,076	$12,733	$27,819
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	DFA VA International Small Portfolio		DFA VA International Value Portfolio		DFA VA Short-Term Fixed Portfolio
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$783	$1,399	$1,821	$2,197	$688	$593
Net realized gain (loss) on investments	2,439	775	1,748	(1,190)	(46)	(29)
Realized gain distribution received	2,049	1,522	188	—	—	—
Change in unrealized appreciation (depreciation) on investments	(14,845)	10,244	(15,295)	15,906	168	(114)

Net increase (decrease) in net assets resulting from operations	(9,574)	13,940	(11,538)	16,913	810	450

Contributions and (Withdrawals):
Payments received from policyowners	7,342	8,430	11,569	13,486	9,198	10,927
Cost of insurance	(4,085)	(4,427)	(5,335)	(5,672)	(5,141)	(5,027)
Policyowners' surrenders	(8,436)	(6,983)	(12,893)	(10,614)	(8,594)	(743)
Net transfers from (to) Fixed Account	(6,022)	4,496	(5,660)	4,435	(9,327)	—
Transfers between Investment Divisions	1,207	3,865	768	3,731	—	(4,004)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(9,994)	5,381	(11,551)	5,366	(13,864)	1,153

Increase (decrease) in net assets	(19,568)	19,321	(23,089)	22,279	(13,054)	1,603

NET ASSETS:
Beginning of period	60,440	41,119	83,226	60,947	57,609	56,006

End of period	$40,872	$60,440	$60,137	$83,226	$44,555	$57,609
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	DFA VA U.S. Large Value Portfolio		DFA VA U.S. Targeted Value Portfolio		Dreyfus IP Technology Growth Portfolio— Initial Shares
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$4,327	$3,403	$866	$1,673	$(64,143)	$(47,158)
Net realized gain (loss) on investments	3,215	3,870	9,518	410	1,719,605	881,233
Realized gain distribution received	4,258	7,421	5,044	9,930	1,618,267	1,143,806
Change in unrealized appreciation (depreciation) on investments	(35,828)	15,940	(27,377)	597	(3,789,000)	6,469,068

Net increase (decrease) in net assets resulting from operations	(24,028)	30,634	(11,949)	12,610	(515,271)	8,446,949

Contributions and (Withdrawals):
Payments received from policyowners	23,028	23,710	11,403	13,529	2,749,031	2,233,279
Cost of insurance	(15,121)	(14,087)	(9,332)	(9,800)	(1,707,245)	(1,367,858)
Policyowners' surrenders	(10,763)	(10,511)	(9,935)	(5,760)	(1,867,324)	(1,255,558)
Net transfers from (to) Fixed Account	(547)	4,444	(10,780)	3,972	(320,738)	(501,056)
Transfers between Investment Divisions	2,421	39,937	(61,155)	56,339	2,334,649	1,775,451
Policyowners' death benefits	—	—	—	—	(54,106)	(34,748)

Net contributions and (withdrawals)	(982)	43,493	(79,799)	58,280	1,134,267	849,510

Increase (decrease) in net assets	(25,010)	74,127	(91,748)	70,890	618,996	9,296,459

NET ASSETS:
Beginning of period	197,830	123,703	165,843	94,953	29,004,121	19,707,662

End of period	$172,820	$197,830	$74,095	$165,843	$29,623,117	$29,004,121
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Dreyfus VIF Opportunistic Small Cap Portfolio— Initial Shares		DWS Alternative Asset Allocation VIP— Class A		DWS Small Cap Index VIP— Class A
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$—	$42,342	$19,894	$47	$253
Net realized gain (loss) on investments	144,842	131,603	(6,328)	1,379	(558)	97
Realized gain distribution received	549,127	35,110	—	—	2,295	980
Change in unrealized appreciation (depreciation) on investments	(1,267,326)	487,372	(264,156)	65,543	(58,232)	2,513

Net increase (decrease) in net assets resulting from operations	(573,357)	654,085	(228,142)	86,816	(56,448)	3,843

Contributions and (Withdrawals):
Payments received from policyowners	2,671	12,603	1,011,566	573,284	26,302	6,584
Cost of insurance	(31,819)	(24,539)	(261,437)	(137,215)	(5,995)	(1,237)
Policyowners' surrenders	(257,617)	(9,327)	(75,987)	(20,727)	—	(538)
Net transfers from (to) Fixed Account	(3,776)	(59,355)	87,134	(12,844)	3,424	(646)
Transfers between Investment Divisions	210,972	(199,268)	276,864	916,505	305,945	(149)
Policyowners' death benefits	—	—	(164)	—	—	—

Net contributions and (withdrawals)	(79,569)	(279,886)	1,037,976	1,319,003	329,676	4,014

Increase (decrease) in net assets	(652,926)	374,199	809,834	1,405,819	273,228	7,857

NET ASSETS:
Beginning of period	3,167,804	2,793,605	1,940,941	535,122	31,666	23,809

End of period	$2,514,878	$3,167,804	$2,750,775	$1,940,941	$304,894	$31,666
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	DWS Small Mid Cap Value VIP— Class A		Fidelity ® VIP ContrafundSM Portfolio— Initial Class		Fidelity ® VIP Emerging Markets Portfolio— Initial Class
	2018	2017	2018	2017	2018 (c)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$54,026	$25,526	$914,789	$1,531,455	$2,031
Net realized gain (loss) on investments	39,700	186,355	4,319,672	3,090,763	(2,114)
Realized gain distribution received	804,527	101,495	21,428,636	12,365,874	—
Change in unrealized appreciation (depreciation) on investments	(1,697,352)	140,288	(42,143,609)	28,396,988	(19,531)

Net increase (decrease) in net assets resulting from operations	(799,099)	453,664	(15,480,512)	45,385,080	(19,614)

Contributions and (Withdrawals):
Payments received from policyowners	514,537	569,218	16,931,872	17,518,743	115,108
Cost of insurance	(243,127)	(254,237)	(12,035,169)	(11,989,590)	(21,231)
Policyowners' surrenders	(170,588)	(160,534)	(11,619,570)	(9,912,599)	(2,463)
Net transfers from (to) Fixed Account	(145,734)	(88,527)	(2,461,060)	(3,101,664)	3,178
Transfers between Investment Divisions	354,249	(307,244)	(1,375,630)	(4,758,037)	286,321
Policyowners' death benefits	(13,749)	(9,056)	(961,772)	(660,049)	—

Net contributions and (withdrawals)	295,588	(250,380)	(11,521,329)	(12,903,196)	380,913

Increase (decrease) in net assets	(503,511)	203,284	(27,001,841)	32,481,884	361,299

NET ASSETS:
Beginning of period	4,843,923	4,640,639	249,603,563	217,121,679	—

End of period	$4,340,412	$4,843,923	$222,601,722	$249,603,563	$361,299
(c) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Fidelity ® VIP Equity-IncomeSM Portfolio— Initial Class		Fidelity ® VIP Freedom 2020 Portfolio— Initial Class		Fidelity ® VIP Freedom 2030 Portfolio— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,391,141	$967,730	$23,251	$24,583	$31,921	$25,932
Net realized gain (loss) on investments	1,068,807	1,437,842	31,633	10,533	28,083	10,173
Realized gain distribution received	3,335,886	1,526,070	72,209	49,295	63,026	62,215
Change in unrealized appreciation (depreciation) on investments	(12,068,640)	4,714,106	(261,129)	185,698	(355,136)	237,051

Net increase (decrease) in net assets resulting from operations	(6,272,806)	8,645,748	(134,036)	270,109	(232,106)	335,371

Contributions and (Withdrawals):
Payments received from policyowners	4,272,881	4,429,231	259,481	235,497	547,011	459,753
Cost of insurance	(3,530,399)	(3,745,898)	(106,183)	(101,481)	(177,236)	(144,457)
Policyowners' surrenders	(2,544,498)	(3,262,055)	(41,167)	(7,859)	(107,569)	(26,255)
Net transfers from (to) Fixed Account	(839,433)	(823,027)	(204,170)	(5,160)	(10,967)	(64,286)
Transfers between Investment Divisions	496,633	(4,632,345)	(33,098)	357,250	193,624	339,036
Policyowners' death benefits	(214,450)	(184,609)	—	—	—	—

Net contributions and (withdrawals)	(2,359,266)	(8,218,703)	(125,137)	478,247	444,863	563,791

Increase (decrease) in net assets	(8,632,072)	427,045	(259,173)	748,356	212,757	899,162

NET ASSETS:
Beginning of period	74,910,163	74,483,118	2,287,775	1,539,419	2,308,670	1,409,508

End of period	$66,278,091	$74,910,163	$2,028,602	$2,287,775	$2,521,427	$2,308,670
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Fidelity ® VIP Freedom 2040 Portfolio— Initial Class		Fidelity ® VIP Growth Opportunities Portfolio— Initial Class		Fidelity ® VIP Growth Portfolio— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$32,741	$28,163	$(6,055)	$2,945	$19,359	$14,358
Net realized gain (loss) on investments	64,211	13,221	124,985	(42,575)	111,540	133,008
Realized gain distribution received	64,828	64,841	238,145	309,968	1,076,980	466,103
Change in unrealized appreciation (depreciation) on investments	(506,652)	326,859	(9,894)	501,823	(1,208,063)	1,317,050

Net increase (decrease) in net assets resulting from operations	(344,872)	433,084	347,181	772,161	(184)	1,930,519

Contributions and (Withdrawals):
Payments received from policyowners	668,568	600,938	765,061	449,118	1,021	49,061
Cost of insurance	(209,985)	(166,209)	(332,074)	(195,728)	(70,028)	(54,041)
Policyowners' surrenders	(129,077)	(114,440)	(198,645)	(75,155)	(51,812)	—
Net transfers from (to) Fixed Account	(118,948)	(13,835)	(112,508)	14,116	(3,544)	267
Transfers between Investment Divisions	268,737	509,588	2,579,297	354,140	(11,423)	(174,087)
Policyowners' death benefits	—	—	(82,566)	(6,288)	—	—

Net contributions and (withdrawals)	479,295	816,042	2,618,565	540,203	(135,786)	(178,800)

Increase (decrease) in net assets	134,423	1,249,126	2,965,746	1,312,364	(135,970)	1,751,719

NET ASSETS:
Beginning of period	2,860,004	1,610,878	3,432,335	2,119,971	7,333,586	5,581,867

End of period	$2,994,427	$2,860,004	$6,398,081	$3,432,335	$7,197,616	$7,333,586
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Fidelity ® VIP Index 500 Portfolio— Initial Class		Fidelity ® VIP Investment Grade Bond Portfolio— Initial Class		Fidelity ® VIP Mid Cap Portfolio— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$442,317	$365,009	$29,638	$28,458	$86,780	$79,612
Net realized gain (loss) on investments	1,039,222	255,736	1,693	4,229	102,409	247,951
Realized gain distribution received	109,848	59,106	7,181	4,965	1,190,582	540,752
Change in unrealized appreciation (depreciation) on investments	(2,646,900)	3,170,165	(44,800)	9,695	(3,613,488)	1,500,451

Net increase (decrease) in net assets resulting from operations	(1,055,513)	3,850,016	(6,288)	47,347	(2,233,717)	2,368,766

Contributions and (Withdrawals):
Payments received from policyowners	54,175	133,010	25,066	27,769	1,590,572	1,665,870
Cost of insurance	(205,412)	(215,780)	(43,411)	(41,400)	(615,963)	(554,800)
Policyowners' surrenders	(195,313)	(100,522)	(1,090)	(3,428)	(511,198)	(586,233)
Net transfers from (to) Fixed Account	15,978	(98,583)	(1,587)	(2,722)	(76,515)	(63,649)
Transfers between Investment Divisions	917,302	2,107,902	22,144	77,349	657,313	355,679
Policyowners' death benefits	(8,789)	—	—	—	(3,253)	(1,086)

Net contributions and (withdrawals)	577,941	1,826,027	1,122	57,568	1,040,956	815,781

Increase (decrease) in net assets	(477,572)	5,676,043	(5,166)	104,915	(1,192,761)	3,184,547

NET ASSETS:
Beginning of period	22,210,355	16,534,312	1,198,883	1,093,968	14,154,414	10,969,867

End of period	$21,732,783	$22,210,355	$1,193,717	$1,198,883	$12,961,653	$14,154,414
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Fidelity ® VIP Overseas Portfolio— Initial Class		Invesco V.I. American Value Fund— Series I Shares		Invesco V.I. Global Real Estate Fund— Series I Shares
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$107,456	$91,516	$12,086	$22,266	$1,011	$951
Net realized gain (loss) on investments	134,670	146,209	(42,690)	(50,436)	(180)	858
Realized gain distribution received	—	5,977	488,976	38,727	316	483
Change in unrealized appreciation (depreciation) on investments	(1,270,954)	1,406,261	(903,700)	296,895	(2,805)	1,270

Net increase (decrease) in net assets resulting from operations	(1,028,828)	1,649,963	(445,328)	307,452	(1,658)	3,562

Contributions and (Withdrawals):
Payments received from policyowners	17,550	36,907	616,152	664,429	4,151	5,386
Cost of insurance	(76,265)	(74,252)	(210,744)	(205,966)	(839)	(1,281)
Policyowners' surrenders	(154,608)	(136,745)	(90,649)	(124,581)	(282)	(6,871)
Net transfers from (to) Fixed Account	(198)	(1,871)	(35,809)	(35,076)	(2)	481
Transfers between Investment Divisions	134,364	(119,198)	(245,130)	(159,430)	(907)	(5,480)
Policyowners' death benefits	(194)	—	(1,557)	(5,276)	—	—

Net contributions and (withdrawals)	(79,351)	(295,159)	32,263	134,100	2,121	(7,765)

Increase (decrease) in net assets	(1,108,179)	1,354,804	(413,065)	441,552	463	(4,203)

NET ASSETS:
Beginning of period	7,034,335	5,679,531	3,465,542	3,023,990	24,484	28,687

End of period	$5,926,156	$7,034,335	$3,052,477	$3,465,542	$24,947	$24,484
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Invesco V.I. International Growth Fund— Series I Shares		Janus Henderson Enterprise Portfolio— Institutional Shares		Janus Henderson Forty Portfolio— Institutional Shares
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$399,979	$237,868	$4,673	$3,317	$—	$—
Net realized gain (loss) on investments	357,317	315,872	47,810	55,215	160	(87)
Realized gain distribution received	144,345	—	130,627	82,197	2,384	802
Change in unrealized appreciation (depreciation) on investments	(4,144,443)	2,974,817	(388,380)	175,544	(2,119)	3,393

Net increase (decrease) in net assets resulting from operations	(3,242,802)	3,528,557	(205,270)	316,273	425	4,108

Contributions and (Withdrawals):
Payments received from policyowners	3,353,630	3,329,694	223,650	49,250	101	1,266
Cost of insurance	(1,105,257)	(1,033,588)	(100,609)	(22,527)	(878)	(850)
Policyowners' surrenders	(686,985)	(487,566)	(181,315)	(45,764)	—	—
Net transfers from (to) Fixed Account	(322,012)	(129,699)	23,309	(548)	(83)	(2,751)
Transfers between Investment Divisions	784,995	35,980	2,530,363	193,495	(347)	(463)
Policyowners' death benefits	(86,843)	(56,228)	—	—	—	—

Net contributions and (withdrawals)	1,937,528	1,658,593	2,495,398	173,906	(1,207)	(2,798)

Increase (decrease) in net assets	(1,305,274)	5,187,150	2,290,128	490,179	(782)	1,310

NET ASSETS:
Beginning of period	19,844,915	14,657,765	1,589,089	1,098,910	16,619	15,309

End of period	$18,539,641	$19,844,915	$3,879,217	$1,589,089	$15,837	$16,619
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Janus Henderson Global Research Portfolio— Institutional Shares		LVIP Baron Growth Opportunities Fund— Service Class		LVIP SSgA International Index Fund— Standard Class
	2018	2017	2018	2017	2018 (c)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$619,738	$299,481	$—	$—	$18,374
Net realized gain (loss) on investments	4,605,498	4,344,895	243	276	(841)
Realized gain distribution received	—	—	702	641	—
Change in unrealized appreciation (depreciation) on investments	(11,881,415)	16,744,987	(1,468)	2,764	(68,266)

Net increase (decrease) in net assets resulting from operations	(6,656,179)	21,389,363	(523)	3,681	(50,733)

Contributions and (Withdrawals):
Payments received from policyowners	5,882,204	6,103,127	2,082	3,024	26,720
Cost of insurance	(5,045,062)	(5,130,022)	(465)	(550)	(4,235)
Policyowners' surrenders	(4,583,104)	(4,330,230)	(1,536)	(1,221)	—
Net transfers from (to) Fixed Account	(1,073,484)	(1,250,349)	(15)	(1,079)	17
Transfers between Investment Divisions	(618,357)	(1,954,158)	(448)	(1,418)	830,362
Policyowners' death benefits	(386,645)	(380,598)	—	—	—

Net contributions and (withdrawals)	(5,824,448)	(6,942,230)	(382)	(1,244)	852,864

Increase (decrease) in net assets	(12,480,627)	14,447,133	(905)	2,437	802,131

NET ASSETS:
Beginning of period	98,311,804	83,864,671	15,519	13,082	—

End of period	$85,831,177	$98,311,804	$14,614	$15,519	$802,131
(c) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	LVIP SSgA Mid-Cap Index Fund— Standard Class	MFS ® International Value Portfolio— Initial Class		MFS ® Investors Trust Series— Initial Class
	2018 (c)	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,788	$147,693	$152,155	$38,663	$31,462
Net realized gain (loss) on investments	(887)	306,588	168,683	5,235	(10,936)
Realized gain distribution received	8,538	178,552	11,129	311,876	186,247
Change in unrealized appreciation (depreciation) on investments	(42,184)	(2,232,505)	2,286,370	(783,312)	701,871

Net increase (decrease) in net assets resulting from operations	(31,745)	(1,599,672)	2,618,337	(427,538)	908,644

Contributions and (Withdrawals):
Payments received from policyowners	22,550	1,731,249	1,385,677	2,009,803	1,737,978
Cost of insurance	(3,652)	(590,868)	(443,483)	(619,626)	(497,472)
Policyowners' surrenders	—	(200,499)	(209,625)	(369,596)	(177,731)
Net transfers from (to) Fixed Account	11	(140,930)	(135,744)	19,084	(26,502)
Transfers between Investment Divisions	229,439	1,961,175	2,154,713	610,983	607,081
Policyowners' death benefits	—	(10,437)	(54,032)	(220)	(3,555)

Net contributions and (withdrawals)	248,348	2,749,690	2,697,506	1,650,428	1,639,799

Increase (decrease) in net assets	216,603	1,150,018	5,315,843	1,222,890	2,548,443

NET ASSETS:
Beginning of period	—	14,042,157	8,726,314	5,716,942	3,168,499

End of period	$216,603	$15,192,175	$14,042,157	$6,939,832	$5,716,942
(c) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MFS ® New Discovery Series— Initial Class		MFS ® Research Series— Initial Class		MFS ® Total Return Bond Series— Initial Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(6,732)	$(4,806)	$11,265	$18,548	$785	$760
Net realized gain (loss) on investments	69,574	7,252	23,639	1,202	(14)	6
Realized gain distribution received	1,103,804	111,461	247,547	103,328	—	—
Change in unrealized appreciation (depreciation) on investments	(1,525,693)	1,237,362	(414,490)	206,021	(1,041)	153

Net increase (decrease) in net assets resulting from operations	(359,047)	1,351,269	(132,039)	329,099	(270)	919

Contributions and (Withdrawals):
Payments received from policyowners	494,281	401,272	420,720	287,796	1,969	3,764
Cost of insurance	(242,752)	(171,075)	(154,172)	(114,688)	(572)	(560)
Policyowners' surrenders	(181,699)	(40,427)	(44,369)	(22,772)	—	—
Net transfers from (to) Fixed Account	(52,571)	(29,306)	(24,132)	(6,201)	—	—
Transfers between Investment Divisions	1,186,628	316,576	410,433	(93,128)	—	—
Policyowners' death benefits	(6,093)	—	(4,939)	—	—	—

Net contributions and (withdrawals)	1,197,794	477,040	603,541	51,007	1,397	3,204

Increase (decrease) in net assets	838,747	1,828,309	471,502	380,106	1,127	4,123

NET ASSETS:
Beginning of period	6,668,003	4,839,694	1,771,681	1,391,575	22,794	18,671

End of period	$7,506,750	$6,668,003	$2,243,183	$1,771,681	$23,921	$22,794
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	MFS ® Value Series— Initial Class		Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I		Morgan Stanley VIF U.S. Real Estate Portfolio— Class I
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$155	$158	$28,325	$27,765	$588,002	$305,643
Net realized gain (loss) on investments	11	20	(18,365)	(3,602)	806,095	661,282
Realized gain distribution received	673	323	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(1,871)	766	(44,839)	24,555	(3,166,685)	(257,053)

Net increase (decrease) in net assets resulting from operations	(1,032)	1,267	(34,879)	48,718	(1,772,588)	709,872

Contributions and (Withdrawals):
Payments received from policyowners	1,188	1,321	13,477	18,432	2,813,588	3,286,605
Cost of insurance	(416)	(376)	(16,063)	(17,379)	(1,087,229)	(1,137,414)
Policyowners' surrenders	—	—	(1,644)	(32,444)	(694,052)	(620,702)
Net transfers from (to) Fixed Account	613	581	6,454	(7,674)	(285,668)	(228,251)
Transfers between Investment Divisions	—	—	(56,566)	(23,292)	(2,330,518)	546,551
Policyowners' death benefits	—	—	—	—	(28,824)	(74,668)

Net contributions and (withdrawals)	1,385	1,526	(54,342)	(62,357)	(1,612,703)	1,772,121

Increase (decrease) in net assets	353	2,793	(89,221)	(13,639)	(3,385,291)	2,481,993

NET ASSETS:
Beginning of period	9,092	6,299	504,367	518,006	24,018,683	21,536,690

End of period	$9,445	$9,092	$415,146	$504,367	$20,633,392	$24,018,683
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(18,466)	$(15,461)	$10,023	$3,482	$94,393	$301,521
Net realized gain (loss) on investments	307,811	(17,063)	24	1,245	(8,163)	9,819
Realized gain distribution received	985,368	227,418	425	—	24,127	—
Change in unrealized appreciation (depreciation) on investments	(2,053,753)	2,183,159	(17,028)	10,900	37,429	(156,025)

Net increase (decrease) in net assets resulting from operations	(779,040)	2,378,053	(6,556)	15,627	147,786	155,315

Contributions and (Withdrawals):
Payments received from policyowners	2,078,775	2,061,580	3,362	4,128	1,508,266	1,556,623
Cost of insurance	(768,533)	(655,133)	(12,215)	(11,460)	(535,212)	(488,555)
Policyowners' surrenders	(610,080)	(260,677)	(689)	—	(324,089)	(210,586)
Net transfers from (to) Fixed Account	(132,798)	(116,011)	—	—	(38,262)	(9,276)
Transfers between Investment Divisions	(931,069)	1,876,871	—	(29,963)	234,059	685,824
Policyowners' death benefits	(12,627)	(22,096)	—	—	(4,541)	(29,380)

Net contributions and (withdrawals)	(376,332)	2,884,534	(9,542)	(37,295)	840,221	1,504,650

Increase (decrease) in net assets	(1,155,372)	5,262,587	(16,098)	(21,668)	988,007	1,659,965

NET ASSETS:
Beginning of period	13,237,413	7,974,826	162,834	184,502	6,485,914	4,825,949

End of period	$12,082,041	$13,237,413	$146,736	$162,834	$7,473,921	$6,485,914
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	PIMCO VIT Low Duration Portfolio— Administrative Class		PIMCO VIT Low Duration Portfolio— Institutional Class		PIMCO VIT Total Return Portfolio— Administrative Class
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$12,191	$7,958	$24,504	$9,532	$37,486	$31,154
Net realized gain (loss) on investments	(2,123)	(804)	(4,001)	(108)	(5,112)	(11,151)
Realized gain distribution received	—	—	—	—	19,562	—
Change in unrealized appreciation (depreciation) on investments	(8,017)	822	(15,605)	(421)	(56,979)	54,272

Net increase (decrease) in net assets resulting from operations	2,051	7,976	4,898	9,003	(5,043)	74,275

Contributions and (Withdrawals):
Payments received from policyowners	4,650	12,165	263,225	194,767	43,134	83,871
Cost of insurance	(22,522)	(28,507)	(111,061)	(73,136)	(50,804)	(68,483)
Policyowners' surrenders	(30,544)	—	(66,969)	(38,994)	(23,386)	(169,309)
Net transfers from (to) Fixed Account	—	—	(26,938)	(8,690)	(810)	(3,508)
Transfers between Investment Divisions	—	60,548	303,468	330,256	184,281	(176,473)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(48,416)	44,206	361,725	404,203	152,415	(333,902)

Increase (decrease) in net assets	(46,365)	52,182	366,623	413,206	147,372	(259,627)

NET ASSETS:
Beginning of period	651,062	598,880	1,072,040	658,834	1,461,806	1,721,433

End of period	$604,697	$651,062	$1,438,663	$1,072,040	$1,609,178	$1,461,806
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	PIMCO VIT Total Return Portfolio— Institutional Class		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price International Stock Portfolio
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$216,651	$132,176	$—	$—	$372	$266
Net realized gain (loss) on investments	(31,555)	(22,817)	1,539	3,134	18	399
Realized gain distribution received	111,372	—	2,505	833	2,619	982
Change in unrealized appreciation (depreciation) on investments	(322,328)	186,931	(2,709)	16,063	(6,915)	4,055

Net increase (decrease) in net assets resulting from operations	(25,860)	296,290	1,335	20,030	(3,906)	5,702

Contributions and (Withdrawals):
Payments received from policyowners	1,583,305	1,550,465	7,316	8,804	2,604	3,530
Cost of insurance	(571,616)	(491,447)	(2,079)	(1,950)	(904)	(948)
Policyowners' surrenders	(324,039)	(187,763)	—	(1,828)	—	(776)
Net transfers from (to) Fixed Account	41,263	(85,744)	90	(5,312)	(57)	(1,699)
Transfers between Investment Divisions	795,389	1,832,326	(3,112)	(2,734)	738	(524)
Policyowners' death benefits	—	(12,059)	—	—	—	—

Net contributions and (withdrawals)	1,524,302	2,605,778	2,215	(3,020)	2,381	(417)

Increase (decrease) in net assets	1,498,442	2,902,068	3,550	17,010	(1,525)	5,285

NET ASSETS:
Beginning of period	7,759,726	4,857,658	73,243	56,233	25,643	20,358

End of period	$9,258,168	$7,759,726	$76,793	$73,243	$24,118	$25,643
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	T. Rowe Price Limited-Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		The Merger Fund VL
	2018	2017	2018	2017	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$7,656	$5,633	$10	$5	$226	$—
Net realized gain (loss) on investments	(2,449)	(868)	190	663	61	(161)
Realized gain distribution received	—	—	664	554	362	—
Change in unrealized appreciation (depreciation) on investments	(902)	(749)	(823)	425	1,590	1,017

Net increase (decrease) in net assets resulting from operations	4,305	4,016	41	1,647	2,239	856

Contributions and (Withdrawals):
Payments received from policyowners	9,115	17,743	1,011	1,347	4,440	5,244
Cost of insurance	(16,629)	(22,305)	(150)	(171)	(1,117)	(1,308)
Policyowners' surrenders	(30,524)	(1,994)	—	(50)	(2,633)	(5,244)
Net transfers from (to) Fixed Account	(24)	(3,113)	—	(2,603)	(593)	1,572
Transfers between Investment Divisions	219	10,351	(576)	(652)	(15)	(5,009)
Policyowners' death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(37,843)	682	285	(2,129)	82	(4,745)

Increase (decrease) in net assets	(33,538)	4,698	326	(482)	2,321	(3,889)

NET ASSETS:
Beginning of period	385,562	380,864	5,753	6,235	30,721	34,610

End of period	$352,024	$385,562	$6,079	$5,753	$33,042	$30,721
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2018
and December 31, 2017

	Victory VIF Diversified Stock Fund— Class A Shares
	2018	2017
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$12	$15
Net realized gain (loss) on investments	1	(86)
Realized gain distribution received	524	35
Change in unrealized appreciation (depreciation) on investments	(926)	627

Net increase (decrease) in net assets resulting from operations	(389)	591

Contributions and (Withdrawals):
Payments received from policyowners	461	462
Cost of insurance	(168)	(174)
Policyowners' surrenders	—	—
Net transfers from (to) Fixed Account	(23)	(1,042)
Transfers between Investment Divisions	—	—
Policyowners' death benefits	—	—

Net contributions and (withdrawals)	270	(754)

Increase (decrease) in net assets	(119)	(163)

NET ASSETS:
Beginning of period	2,685	2,848

End of period	$2,566	$2,685

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Universal Life Separate Account-I (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”), Variable Universal Life Accumulator Plus (“VUL Accumulator Plus”) and Variable Universal Life Accumulator II ("VUL Accumulator II")) and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved it by September 28, 1999. Sales of SPVUL Series 1 were discontinued on May 9, 2002. Sales of SPVUL Series 2 were discontinued on May 15, 2003. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions. Sales of LWVUL were discontinued on November 18, 2013 in all jurisdictions. Sales of VUL Accumulator were discontinued on December 31, 2013 or the date VUL Accumulator Plus was approved in a jurisdiction that had not approved the new products by December 31, 2013. Sales of Legacy Creator SPVUL were discontinued on April 6, 2015. Sales of VUL Accumulator Plus were discontinued on April 30, 2018 or the date VUL Accumulator II was approved in a jurisdiction that had not approved the new product by April 30, 2018.
All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC (“NYLIM Holdings”). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Funds Trust, the AB Variable Products Series Fund, Inc., The Alger Portfolios, the American Century®Variable Portfolios, Inc., the American Century® Variable Portfolios II, Inc., the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the BlackRock® Variable Series Funds II, Inc., the Calvert Variable Series, Inc., the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche DWS Investments VIT Funds, the Deutsche DWS Variable Series II, the DFA Investment Dimensions Group Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity® Variable Insurance Products, the Invesco Variable Insurance Funds, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the Lincoln Variable Insurance Products Trust, The Merger Fund VL, the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, Dollar-Cost Averaging (DCA) Plus Account, Dollar-Cost Averaging Extension Account, DCA Extra Account and the Enhanced DCA Fixed Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extension Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):
As of May 1, 2018, the following Investment Divisions were added to one or more of the products investing in VUL Separate Account-I:
American Funds IS Asset Allocation Fund—Class 2
Fidelity® VIP Emerging Markets Portfolio—Initial Class
LVIP SSgA International Index Fund—Standard Class
LVIP SSgA Mid-Cap Index Fund—Standard Class

 The following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:

MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Cushing® Renaissance Advantage—Initial Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Emerging Markets Equity—Initial Class
MainStay VP Epoch U.S. Equity Yield—Initial Class
MainStay VP Epoch U.S. Small Cap—Initial Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class (formerly MainStay VP MFS® Utilities—Initial Class)
MainStay VP Floating Rate—Initial Class
MainStay VP Growth Allocation—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP Indexed Bond—Initial Class
MainStay VP IQ Hedge Multi-Strategy—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP Large Cap Growth—Initial Class
MainStay VP MacKay Common Stock—Initial Class (formerly MainStay VP Common Stock—Initial Class)
MainStay VP MacKay Convertible—Initial Class (formerly MainStay VP Convertible—Initial Class)
MainStay VP MacKay Government—Initial Class (formerly MainStay VP Government—Initial Class)
MainStay VP MacKay Growth—Initial Class (formerly MainStay VP Cornerstone Growth—Initial Class)
MainStay VP MacKay High Yield Corporate Bond—Initial Class (formerly MainStay VP High Yield Corporate Bond—Initial Class)
MainStay VP MacKay International Equity—Initial Class (formerly MainStay VP International Equity—Initial Class)
MainStay VP MacKay Mid Cap Core—Initial Class (formerly MainStay VP Mid Cap Core—Initial Class)
MainStay VP MacKay S&P 500 Index—Initial Class (formerly MainStay VP S&P 500 Index—Initial Class)
MainStay VP MacKay Small Cap Core—Initial Class (formerly MainStay VP Small Cap Core—Initial Class)
MainStay VP MacKay Unconstrained Bond—Initial Class (formerly MainStay VP Unconstrained Bond—Initial Class)
MainStay VP Mellon Natural Resources—Initial Class (formerly MainStay VP VanEck Global Hard Assets—Initial Class)
MainStay VP Moderate Allocation—Initial Class
MainStay VP Moderate Growth Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP T. Rowe Price Equity Income—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
AB VPS International Value Portfolio—Class A
AB VPS Small/Mid Cap Value Portfolio—Class A
Alger Capital Appreciation Portfolio—Class I-2
American Century Investments® VP Inflation Protection Fund—Class II
American Century Investments® VP International Fund—Class II
American Century Investments® VP Value Fund—Class II
American Funds IS Asset Allocation Fund—Class 2
American Funds IS Blue Chip Income and Growth Fund—Class 2
American Funds IS Global Small Capitalization Fund—Class 2
American Funds IS Growth Fund—Class 2
American Funds IS New World Fund®—Class 2

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

BlackRock® Global Allocation V.I. Fund—Class I
BlackRock® High Yield V.I. Fund—Class I
ClearBridge Variable Appreciation Portfolio—Class I
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1
Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Delaware VIP® Diversified Income Series—Standard Class
Delaware VIP® Emerging Markets Series—Standard Class
Delaware VIP® International Value Equity Series—Standard Class
Delaware VIP® Small Cap Value Series—Standard Class
Delaware VIP® Value Series—Standard Class
DFA VA Global Bond Portfolio
DFA VA International Small Portfolio
DFA VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
Dreyfus IP Technology Growth Portfolio—Initial Shares
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares
DWS Alternative Asset Allocation VIP—Class A (formerly Deutsche Alternative Asset Allocation VIP—Class A)
DWS Small Cap Index VIP—Class A (formerly Deutsche Small Cap Index VIP—Class A)
DWS Small Mid Cap Value VIP—Class A (formerly Deutsche Small Mid Cap Value VIP—Class A)
Fidelity® VIP ContrafundSM Portfolio—Initial Class
Fidelity® VIP Emerging Markets Portfolio—Initial Class
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class
Fidelity® VIP Freedom 2020 Portfolio—Initial Class
Fidelity® VIP Freedom 2030 Portfolio—Initial Class
Fidelity® VIP Freedom 2040 Portfolio—Initial Class
Fidelity® VIP Growth Opportunities Portfolio—Initial Class
Fidelity® VIP Growth Portfolio—Initial Class
Fidelity® VIP Index 500 Portfolio—Initial Class
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class
Fidelity® VIP Mid Cap Portfolio—Initial Class
Fidelity® VIP Overseas Portfolio—Initial Class
Invesco V.I. American Value Fund—Series I Shares
Invesco V.I. Global Real Estate Fund—Series I Shares
Invesco V.I. International Growth Fund—Series I Shares
Janus Henderson Enterprise Portfolio—Institutional Shares
Janus Henderson Forty Portfolio—Institutional Shares
Janus Henderson Global Research Portfolio—Institutional Shares
LVIP Baron Growth Opportunities Fund—Service Class
LVIP SSgA International Index Fund—Standard Class
LVIP SSgA Mid-Cap Index Fund—Standard Class
MFS® International Value Portfolio—Initial Class
MFS® Investors Trust Series—Initial Class
MFS® New Discovery Series—Initial Class
MFS® Research Series—Initial Class
MFS® Total Return Bond Series—Initial Class
MFS® Value Series—Initial Class
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class (formerly PIMCO VIT Global Bond Portfolio (Unhedged)—Administrative Class)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class (formerly PIMCO VIT Foreign Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class)
PIMCO VIT Low Duration Portfolio—Administrative Class
PIMCO VIT Low Duration Portfolio—Institutional Class
PIMCO VIT Total Return Portfolio—Administrative Class
PIMCO VIT Total Return Portfolio—Institutional Class
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price International Stock Portfolio
T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price New America Growth Portfolio
The Merger Fund VL
Victory VIF Diversified Stock Fund—Class A Shares
________________
Not all investment options are available under all policies.

New investments to the MainStay VP MacKay Growth—Initial Class, MainStay VP Emerging Markets Equity—Initial Class, MainStay VP T. Rowe Price Equity Income—Initial Class, and Victory VIF Diversified Stock Fund—Class A Shares Investment Divisions are restricted to those policies already invested in these Investment Divisions.

On May 1, 2018,  shares of BlackRock® Global Allocation V.I. Fund-Class III were converted into BlackRock® Global Allocation V.I. Fund-Class I.

On November 30, 2018, the Initial Class shares of the MainStay VP Absolute Return Multi-Strategy Portfolio were merged into the Initial Class shares of the MainStay VP IQ Hedge Multi-Strategy Portfolio.

All investments into the MainStay VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.
For SVUL, VUL 2000, SPVUL, LWVUL, VUL Provider, VUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s allocation instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s allocations instructions. For Legacy Creator SPVUL, SVUL Accumulator, VUL Accumulator Plus, and VUL Accumulator II, any/all premium payments received before the Initial Premium Transfer Date will be allocated to the General Account of NYLIAC. On the Initial Premium Transfer Date, the net premium, along with any interest credited will be allocated to the Investment Divisions of VUL Separate Account-I, the Fixed Account, and/or the DCA Plus Account in accordance with the policyowner’s allocation instructions. Pinnacle VUL and Pinnacle SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL policies issued on or after May 15, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. LWVUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to the DCA Plus Account. VUL Accumulator Plus policies issued on or after November 18, 2013, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to the DCA Plus Account. VUL Accumulator II policies issued on or after May 1, 2018, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to the DCA Plus Account or DCA Extension Account.
In addition, for all VUL, VUL 2000, SVUL, SPVUL, Legacy Creator SPVUL, LWVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, and VUL Accumulator II policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):
No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.
Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
MainStay VP Absolute Return Multi-Strategy—Initial Class	$1,540	$8,329
MainStay VP Balanced—Initial Class	2,865	1,703
MainStay VP Bond—Initial Class	2,996	3,315
MainStay VP Conservative Allocation—Initial Class	3,746	4,177
MainStay VP Cushing® Renaissance Advantage—Initial Class	441	72
MainStay VP Eagle Small Cap Growth—Initial Class	4,223	5,186
MainStay VP Emerging Markets Equity—Initial Class	1,998	4,818
MainStay VP Epoch U.S. Equity Yield—Initial Class	12,393	11,603
MainStay VP Epoch U.S. Small Cap—Initial Class	4,777	3,185
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	3,547	4,713
MainStay VP Floating Rate—Initial Class	3,356	1,962
MainStay VP Growth Allocation—Initial Class	10,098	6,684
MainStay VP Income Builder—Initial Class	5,522	5,298
MainStay VP Indexed Bond—Initial Class	932	98
MainStay VP IQ Hedge Multi-Strategy—Initial Class	7,715	82
MainStay VP Janus Henderson Balanced—Initial Class	12,806	12,840
MainStay VP Large Cap Growth—Initial Class	16,711	5,885
MainStay VP MacKay Common Stock—Initial Class	14,309	8,822
MainStay VP MacKay Convertible—Initial Class	5,628	4,917
MainStay VP MacKay Government—Initial Class	1,781	1,996
MainStay VP MacKay Growth—Initial Class	14,803	18,542
MainStay VP MacKay High Yield Corporate Bond—Initial Class	13,328	11,747
MainStay VP MacKay International Equity—Initial Class	5,352	3,757
MainStay VP MacKay Mid Cap Core—Initial Class	15,954	8,139
MainStay VP MacKay S&P 500 Index—Initial Class	22,227	28,416
MainStay VP MacKay Small Cap Core—Initial Class	4,039	2,258
MainStay VP MacKay Unconstrained Bond—Initial Class	3,519	1,328
MainStay VP Mellon Natural Resources—Initial Class	2,152	3,066
MainStay VP Moderate Allocation—Initial Class	6,558	6,074
MainStay VP Moderate Growth Allocation—Initial Class	10,399	5,105
MainStay VP PIMCO Real Return—Initial Class	1,786	942
MainStay VP T. Rowe Price Equity Income—Initial Class	8,872	10,212
MainStay VP U.S. Government Money Market—Initial Class	23,793	23,145
AB VPS International Value Portfolio—Class A	—	—
AB VPS Small/Mid Cap Value Portfolio—Class A	1,638	1,316
Alger Capital Appreciation Portfolio—Class I-2	302	395
American Century Investments® VP Inflation Protection Fund—Class II	15	6
American Century Investments® VP International Fund—Class II	288	61
American Century Investments® VP Value Fund—Class II	133	267
American Funds IS Asset Allocation Fund—Class 2	680	35
American Funds IS Blue Chip Income and Growth Fund—Class 2	3,499	139
American Funds IS Global Small Capitalization Fund—Class 2	1,003	233
American Funds IS Growth Fund—Class 2	1,470	91
American Funds IS New World Fund®—Class 2	4,524	504
BlackRock® Global Allocation V.I. Fund—Class I	20,581	1,679

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
BlackRock® Global Allocation V.I. Fund—Class III	$992	$19,120
BlackRock® High Yield V.I. Fund—Class I	1,020	406
ClearBridge Variable Appreciation Portfolio—Class I	487	80
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	264	276
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	840	291
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	7	17
Delaware VIP® Diversified Income Series—Standard Class	7	—
Delaware VIP® Emerging Markets Series—Standard Class	1,771	946
Delaware VIP® International Value Equity Series—Standard Class	—	—
Delaware VIP® Small Cap Value Series—Standard Class	3,266	938
Delaware VIP® Value Series—Standard Class	12	2
DFA VA Global Bond Portfolio	3	18
DFA VA International Small Portfolio	9	16
DFA VA International Value Portfolio	11	20
DFA VA Short-Term Fixed Portfolio	5	18
DFA VA U.S. Large Value Portfolio	25	17
DFA VA U.S. Targeted Value Portfolio	11	85
Dreyfus IP Technology Growth Portfolio—Initial Shares	6,190	3,469
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	773	304
DWS Alternative Asset Allocation VIP—Class A	1,558	477
DWS Small Cap Index VIP—Class A	346	14
DWS Small Mid Cap Value VIP—Class A	1,898	752
Fidelity® VIP ContrafundSM Portfolio—Initial Class	29,524	18,708
Fidelity® VIP Emerging Markets Portfolio—Initial Class	418	35
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class	8,856	6,504
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	428	449
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	1,016	476
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	1,128	521
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	3,531	676
Fidelity® VIP Growth Portfolio—Initial Class	1,229	269
Fidelity® VIP Index 500 Portfolio—Initial Class	2,764	1,634
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	95	58
Fidelity® VIP Mid Cap Portfolio—Initial Class	3,683	1,321
Fidelity® VIP Overseas Portfolio—Initial Class	307	278
Invesco V.I. American Value Fund—Series I Shares	1,022	487
Invesco V.I. Global Real Estate Fund—Series I Shares	5	2
Invesco V.I. International Growth Fund—Series I Shares	3,984	1,469
Janus Henderson Enterprise Portfolio—Institutional Shares	3,148	501
Janus Henderson Forty Portfolio—Institutional Shares	3	1
Janus Henderson Global Research Portfolio—Institutional Shares	2,999	8,217
LVIP Baron Growth Opportunities Fund—Service Class	3	3
LVIP SSgA International Index Fund—Standard Class	904	32
LVIP SSgA Mid-Cap Index Fund—Standard Class	269	9
MFS® International Value Portfolio—Initial Class	4,443	1,366
MFS® Investors Trust Series—Initial Class	2,452	399
MFS® New Discovery Series—Initial Class	3,507	1,212

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
MFS® Research Series—Initial Class	$1,172	$310
MFS® Total Return Bond Series—Initial Class	3	1
MFS® Value Series—Initial Class	3	—
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	58	84
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	2,384	3,443
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2,811	2,218
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	12	11
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	1,559	595
PIMCO VIT Low Duration Portfolio—Administrative Class	17	53
PIMCO VIT Low Duration Portfolio—Institutional Class	668	281
PIMCO VIT Total Return Portfolio—Administrative Class	293	82
PIMCO VIT Total Return Portfolio—Institutional Class	2,794	927
T. Rowe Price Blue Chip Growth Portfolio	8	3
T. Rowe Price International Stock Portfolio	6	—
T. Rowe Price Limited-Term Bond Portfolio	19	48
T. Rowe Price New America Growth Portfolio	2	1
The Merger Fund VL	4	4
Victory VIF Diversified Stock Fund—Class A Shares	1	—
Total	$391,326	$303,096
Not all investment divisions are available under all policies.

NOTE 3—Expenses and Related Party Transactions:
New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including BNY Mellon Asset Management North America Corporation ("BNY Mellon AMNA"), Candriam Belgium, Candriam France S.A.S., Cushing® Asset Management, LP (“Cushing®”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), FIAM, LLC ("FIAM"), Institutional Capital LLC (“ICAP”), Index IQ Advisors LLC ("IndexIQ Advisors"), Janus Capital Management LLC (“Janus”), MacKay Shields LLC (“MacKay”), NYL Investors LLC (“NYLI”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, Candriam Belgium, Candriam France S.A.S., MacKay, NYLI, IndexIQ Advisors and ICAP are all indirect, wholly-owned subsidiaries of NYLIC. BNY Mellon AMNA is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms. Capital Research and Management is a wholly-owned subsidiary of The Capital Group Companies, Inc. ClearBridge is a wholly-owned subsidiary of Legg Mason, Inc. Cushing® is a wholly-owned investment advisory subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is a wholly-owned subsidiary of The Toronto Dominion Bank. FIAM is an indirectly held subsidiary of FMR LLC. Janus is a wholly-owned subsidiary of Janus Capital Group, Inc. MFS is an indirect majority-owned subsidiary of Sun Life Financial Inc. PIMCO is a majority-owned subsidiary of Allianz Asset Management. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. T. Rowe Price and VanEck are independent investment advisory firms.
Effective January 1, 2018, the portfolio managers from Cornerstone Capital Management Holdings LLC (“CCM”) who manage all or a portion of the day-to-day investment operations of the Portfolios transitioned from CCM to MacKay, which is also a wholly-owned, fully autonomous subsidiary of NYLIC.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
Deductions from Premiums:
NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.
State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL - Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, and VUL Accumulator II policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, and VUL Accumulator II policies to cover federal premium taxes.
Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, and VUL Accumulator II policies to partially cover the expenses associated with selling the policies.
For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.
For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.
For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.
For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
For LWVUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to Target Premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over Target
Premium 1. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment. Target Premium 1 and Target Premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.
For VUL Accumulator , VUL Accumulator Plus and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.
For VUL Accumulator II policies, currently 0.75% of any premium payment is deducted in all policy years.
For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.
For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.
Deductions from Cash Value:
NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge (deducted from the policy's cash value for Group 3, 4 & 5 policies), and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for Group 1 & 2 policies are deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations.The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.
Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, and VUL Accumulator II:

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
LWVUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25
VUL Accumulator Plus	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator II	10	10

Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL - Series 2** policies monthly. This charge compensates NYLIAC for providing administrative policy services.
For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I. The VUL Separate Account-I administrative charge percentage currently ranges from 0% to 0.20%.
________________

*	If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

**	VUL 2000 - Series 2, SPVUL- Series 2, and SVUL- Series 2 designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
For SPVUL policies, the current administrative charge is made monthly at an annualized rate of 0.60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from 0.10% to 0.60% depending on the cash value of the policy.
For SVUL - Series 2** the administrative charge is 0.10%, based on the amount of cash value in VUL Separate Account-I.
For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.
Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.
Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL, VUL Provider, VUL Accumulator Plus, and VUL Accumulator II policies.
For SVUL - Series 1 policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL - Series 2 policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.
For VUL Accumulator Plus, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For VUL Accumulator II, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class, policy duration and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For VUL Accumulator and LWVUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.
For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.
For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.
Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current 0.90% deferred sales expense is comprised of 0.40% for sales expenses, 0.30% for state taxes and 0.20% for federal taxes. For SPVUL - Series 3*** currently the deferred sales expense charge is equal to 0.40%.
________________

** VUL 2000 - Series 2, SPVUL- Series 2, and SVUL- Series 2 designates policies issued on and after May 10, 2002 where approved.

*** SPVUL - Series 3 designates policies issued on and after May 16, 2003 where approved.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:
Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL - Series 1, 0.50% for VUL 2000 - Series 1 and 0.50% for SPVUL - Series 1.
Group 3 Policies: For Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from 0.25% to 0.55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from 0.05% to 0.35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by 0.30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by 0.55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.
Group 4 Policies: For SPVUL - Series 2** and VUL 2000 -Series 2** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL - Series 2** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.
For VUL Accumulator, VUL Accumulator Plus and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator, SVUL Accumulator, and VUL Accumulator Plus policies will never exceed an annual rate of 0.75%.
For VUL Accumulator II policies, the monthly mortality and expense risk charge is currently 0.10% annually of the cash value in the VUL Separate Account-I. NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator II policies will never exceed an annual rate of 0.50%.
For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.70% to 0.05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV), the mortality and expense risk charge currently ranges from 1.00% to 0.05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.
For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.
Group 5 Policies: For LWVUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on LWVUL policies will never exceed an annual rate of 0.75%.
Surrender Charges:
Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL, Legacy Creator SPVUL, VUL Accumulator Plus, and VUL Accumulator II policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face amount increases.
________________

** VUL 2000 - Series 2, SPVUL- Series 2, and SVUL- Series 2 designates policies issued on and after May 10, 2002 where approved.

**** Includes a 0.10% administrative service charge.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
For VUL, SVUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus this charge is deducted for the first 10 policy years or within 10 years after a face amount increase. For VUL Accumulator II policies, the applicable surrender charge period will vary according to the insured's age at the time the policy is issued.
For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000 - Series 1, VUL Provider, VUL Accumulator, SVUL Accumulator, VUL Accumulator Plus, and VUL Accumulator II the maximum surrender charge is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.
Initially for VUL 2000 - Series 2** policies, the maximum surrender charge is the lesser of 50% of total premiums paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.
For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.
For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.
For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.
VUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, other expenses range from 0.00% to 1.24%, and acquired fund fees and expenses range from 0.00% to 1.07%. These ranges are shown as a percentage of average net assets as of December 31, 2017, and approximate the ranges as of December 31, 2018.
________________
** VUL 2000 - Series 2, SPVUL- Series 2, and SVUL - Series 2 designates policies issued on and after May 10, 2002 where approved.

NOTE 4—Distribution of Net Income:

VUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2018 and 2017 were as follows:

	2018			2017
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Absolute Return Multi-Strategy—Initial Class	186	(1,049)	(863)	284	(45)	239
MainStay VP Balanced—Initial Class	83	(75)	8	74	(73)	1
MainStay VP Bond—Initial Class	81	(139)	(58)	123	(128)	(5)
MainStay VP Conservative Allocation—Initial Class	172	(213)	(41)	88	(185)	(97)
MainStay VP Cushing® Renaissance Advantage—Initial Class	39	(6)	33	49	(11)	38
MainStay VP Eagle Small Cap Growth—Initial Class	85	(269)	(184)	61	(313)	(252)
MainStay VP Emerging Markets Equity—Initial Class	152	(486)	(334)	278	(385)	(107)
MainStay VP Epoch U.S. Equity Yield—Initial Class	39	(430)	(391)	71	(532)	(461)
MainStay VP Epoch U.S. Small Cap—Initial Class	51	(122)	(71)	52	(95)	(43)
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	186	(283)	(97)	220	(200)	20
MainStay VP Floating Rate—Initial Class	162	(123)	39	83	(134)	(51)
MainStay VP Growth Allocation—Initial Class	280	(308)	(28)	369	(240)	129
MainStay VP Income Builder—Initial Class	40	(160)	(120)	83	(184)	(101)
MainStay VP Indexed Bond—Initial Class	93	(10)	83	15	(1)	14
MainStay VP IQ Hedge Multi-Strategy—Initial Class	965	(10)	955	—	—	—
MainStay VP Janus Henderson Balanced—Initial Class	161	(711)	(550)	183	(788)	(605)
MainStay VP Large Cap Growth—Initial Class	226	(199)	27	95	(304)	(209)
MainStay VP MacKay Common Stock—Initial Class	65	(198)	(133)	90	(284)	(194)
MainStay VP MacKay Convertible—Initial Class	76	(129)	(53)	109	(120)	(11)
MainStay VP MacKay Government—Initial Class	70	(101)	(31)	55	(113)	(58)
MainStay VP MacKay Growth—Initial Class	36	(541)	(505)	91	(587)	(496)
MainStay VP MacKay High Yield Corporate Bond—Initial Class	141	(301)	(160)	255	(239)	16
MainStay VP MacKay International Equity—Initial Class	129	(127)	2	93	(184)	(91)
MainStay VP MacKay Mid Cap Core—Initial Class	49	(186)	(137)	50	(260)	(210)
MainStay VP MacKay S&P 500 Index—Initial Class	258	(678)	(420)	395	(464)	(69)
MainStay VP MacKay Small Cap Core—Initial Class	120	(169)	(49)	93	(105)	(12)
MainStay VP MacKay Unconstrained Bond—Initial Class	231	(106)	125	360	(76)	284
MainStay VP Mellon Natural Resources—Initial Class	317	(415)	(98)	404	(587)	(183)
MainStay VP Moderate Allocation—Initial Class	190	(298)	(108)	160	(202)	(42)
MainStay VP Moderate Growth Allocation—Initial Class	223	(231)	(8)	274	(271)	3
MainStay VP PIMCO Real Return—Initial Class	163	(92)	71	111	(126)	(15)
MainStay VP T. Rowe Price Equity Income—Initial Class	36	(525)	(489)	84	(445)	(361)
MainStay VP U.S. Government Money Market—Initial Class	18,893	(17,744)	1,149	7,814	(12,339)	(4,525)
AB VPS International Value Portfolio—Class A	—	—	—	—	—	—
AB VPS Small/Mid Cap Value Portfolio—Class A	29	(54)	(25)	54	(49)	5
Alger Capital Appreciation Portfolio—Class I-2	—	(6)	(6)	3	(3)	—
American Century Investments® VP Inflation Protection Fund—Class II	—	—	—	3	(1)	2
American Century Investments® VP International Fund—Class II	2	(2)	—	16	(8)	8
American Century Investments® VP Value Fund—Class II	2	(7)	(5)	11	(10)	1

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2018			2017
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds IS Asset Allocation Fund—Class 2	67	(4)	63	—	—	—
American Funds IS Blue Chip Income and Growth Fund—Class 2	315	(13)	302	8	—	8
American Funds IS Global Small Capitalization Fund—Class 2	74	(19)	55	43	(9)	34
American Funds IS Growth Fund—Class 2	127	(8)	119	5	—	5
American Funds IS New World Fund®—Class 2	353	(44)	309	204	(36)	168
BlackRock® Global Allocation V.I. Fund—Class I	1,974	(169)	1,805	—	—	—
BlackRock® Global Allocation V.I. Fund—Class III	71	(1,394)	(1,323)	308	(90)	218
BlackRock® High Yield V.I. Fund—Class I	75	(35)	40	86	(24)	62
ClearBridge Variable Appreciation Portfolio—Class I	39	(7)	32	42	(1)	41
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	31	(33)	(2)	39	(10)	29
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	71	(27)	44	48	(16)	32
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	—	(1)	(1)	1	—	1
Delaware VIP® Diversified Income Series—Standard Class	—	—	—	1	(1)	—
Delaware VIP® Emerging Markets Series—Standard Class	113	(68)	45	104	(28)	76
Delaware VIP® International Value Equity Series—Standard Class	—	—	—	—	—	—
Delaware VIP® Small Cap Value Series—Standard Class	124	(48)	76	117	(34)	83
Delaware VIP® Value Series—Standard Class	—	—	—	1	(1)	—
DFA VA Global Bond Portfolio	—	(2)	(2)	1	(2)	(1)
DFA VA International Small Portfolio	1	(1)	—	1	(1)	—
DFA VA International Value Portfolio	1	(1)	—	1	(1)	—
DFA VA Short-Term Fixed Portfolio	—	(2)	(2)	2	(1)	1
DFA VA U.S. Large Value Portfolio	1	(1)	—	4	(1)	3
DFA VA U.S. Targeted Value Portfolio	—	(4)	(4)	4	(1)	3
Dreyfus IP Technology Growth Portfolio—Initial Shares	115	(87)	28	92	(68)	24
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	7	(9)	(2)	3	(13)	(10)
DWS Alternative Asset Allocation VIP—Class A	147	(46)	101	134	(9)	125
DWS Small Cap Index VIP—Class A	32	(1)	31	1	—	1
DWS Small Mid Cap Value VIP—Class A	53	(36)	17	27	(40)	(13)
Fidelity® VIP ContrafundSM Portfolio—Initial Class	147	(380)	(233)	118	(428)	(310)
Fidelity® VIP Emerging Markets Portfolio—Initial Class	47	(4)	43	—	—	—
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class	131	(201)	(70)	49	(334)	(285)
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	23	(32)	(9)	49	(13)	36
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	61	(33)	28	54	(13)	41
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	63	(33)	30	71	(15)	56
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	178	(37)	141	90	(54)	36
Fidelity® VIP Growth Portfolio—Initial Class	4	(9)	(5)	6	(13)	(7)
Fidelity® VIP Index 500 Portfolio—Initial Class	69	(52)	17	85	(16)	69
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	3	(3)	—	7	(3)	4
Fidelity® VIP Mid Cap Portfolio—Initial Class	126	(64)	62	124	(48)	76
Fidelity® VIP Overseas Portfolio—Initial Class	8	(11)	(3)	15	(29)	(14)
Invesco V.I. American Value Fund—Series I Shares	28	(26)	2	34	(26)	8

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2018			2017
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Global Real Estate Fund—Series I Shares	—	—	—	1	(1)	—
Invesco V.I. International Growth Fund—Series I Shares	241	(108)	133	216	(93)	123
Janus Henderson Enterprise Portfolio—Institutional Shares	262	(32)	230	11	(3)	8
Janus Henderson Forty Portfolio—Institutional Shares	—	—	—	—	—	—
Janus Henderson Global Research Portfolio—Institutional Shares	78	(336)	(258)	62	(409)	(347)
LVIP Baron Growth Opportunities Fund—Service Class	—	—	—	—	—	—
LVIP SSgA International Index Fund—Standard Class	97	(3)	94	—	—	—
LVIP SSgA Mid-Cap Index Fund—Standard Class	25	(1)	24	—	—	—
MFS® International Value Portfolio—Initial Class	217	(73)	144	205	(50)	155
MFS® Investors Trust Series—Initial Class	137	(23)	114	142	(18)	124
MFS® New Discovery Series—Initial Class	112	(55)	57	48	(18)	30
MFS® Research Series—Initial Class	43	(14)	29	25	(22)	3
MFS® Total Return Bond Series—Initial Class	—	—	—	1	—	1
MFS® Value Series—Initial Class	—	—	—	—	—	—
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	1	(3)	(2)	—	(3)	(3)
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	106	(200)	(94)	238	(126)	112
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	97	(111)	(14)	235	(55)	180
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	1	(1)	—	—	(3)	(3)
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	119	(49)	70	169	(40)	129
PIMCO VIT Low Duration Portfolio—Administrative Class	1	(4)	(3)	7	(4)	3
PIMCO VIT Low Duration Portfolio—Institutional Class	64	(28)	36	58	(19)	39
PIMCO VIT Total Return Portfolio—Administrative Class	14	(5)	9	5	(24)	(19)
PIMCO VIT Total Return Portfolio—Institutional Class	225	(85)	140	316	(75)	241
T. Rowe Price Blue Chip Growth Portfolio	—	—	—	—	—	—
T. Rowe Price International Stock Portfolio	—	—	—	—	—	—
T. Rowe Price Limited-Term Bond Portfolio	1	(3)	(2)	2	(2)	—
T. Rowe Price New America Growth Portfolio	—	—	—	—	—	—
The Merger Fund VL	—	—	—	1	(1)	—
Victory VIF Diversified Stock Fund—Class A Shares	—	—	—	—	—	—
Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2018, 2017, 2016, 2015 and 2014:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Absolute Return Multi-Strategy—Initial Class	2018	$—	—	$—	—	—
	2017	7,225	863	8.18 to 8.40	(0.9%) to (0.2%)	1.2%
	2016	5,238	624	8.26 to 8.42	(0.6%) to 0.1%	0.0%
	2015	2,655	316	8.31 to 8.41	(8.7%) to (8.0%)	0.0%
	2014	1,163	127	9.10 to 9.14	(9.0%) to (8.6%)	0.0%
MainStay VP Balanced—Initial Class	2018	$16,084	770	$15.50 to $21.62	(8.0%) to (7.4%)	1.6%
	2017	17,209	762	16.74 to 23.33	9.3% to 10.0%	1.3%
	2016	15,666	761	15.21 to 21.21	9.5% to 10.2%	1.4%
	2015	14,037	750	13.80 to 19.24	(3.3%) to (2.6%)	1.1%
	2014	14,274	742	14.16 to 19.75	10.1% to 10.9%	0.9%
MainStay VP Bond—Initial Class	2018	$31,939	1,379	$11.41 to $29.21	(1.7%) to (1.0%)	2.8%
	2017	33,781	1,437	11.53 to 29.71	3.1% to 3.8%	2.5%
	2016	32,788	1,442	11.10 to 28.81	2.8% to 3.5%	2.6%
	2015	32,758	1,481	10.72 to 28.02	(0.5%) to 0.2%	2.4%
	2014	35,546	1,605	10.70 to 28.16	5.1% to 5.8%	2.0%
MainStay VP Conservative Allocation—Initial Class	2018	$14,616	810	$13.30 to $18.77	(7.1%) to (6.5%)	2.5%
	2017	16,481	851	18.66 to 20.07	10.0% to 10.8%	2.0%
	2016	16,599	948	16.96 to 18.11	5.6% to 6.4%	2.6%
	2015	16,171	980	12.07 to 17.03	(2.1%) to (1.4%)	2.2%
	2014	15,669	935	12.24 to 17.27	3.6% to 4.3%	2.4%
MainStay VP Cushing® Renaissance Advantage—Initial Class	2018	$906	99	$8.98 to $9.15	(28.2%) to (27.7%)	0.0%
	2017	828	66	12.51 to 12.65	7.1% to 7.9%	0.0%
	2016	326	28	11.67 to 11.73	16.7% to 17.3%	0.2%
MainStay VP Eagle Small Cap Growth—Initial Class	2018	$43,373	2,723	$15.60 to $16.36	(9.5%) to (8.9%)	0.0%
	2017	50,999	2,907	17.24 to 17.96	22.0% to 22.8%	0.0%
	2016	45,284	3,159	14.13 to 14.62	9.2% to 10.0%	0.0%
	2015	45,017	3,441	12.94 to 13.29	(1.6%) to (0.9%)	0.0%
	2014	49,746	3,753	13.15 to 13.41	1.8% to 2.5%	0.0%
MainStay VP Emerging Markets Equity—Initial Class	2018	$32,203	3,856	$8.13 to $8.53	(21.1%) to (20.5%)	1.4%
	2017	44,162	4,190	10.30 to 10.73	42.1% to 43.1%	1.2%
	2016	31,732	4,297	7.25 to 7.50	5.5% to 6.2%	0.5%
	2015	30,616	4,392	6.87 to 7.06	(16.8%) to (16.2%)	1.3%
	2014	38,890	4,661	8.26 to 8.42	(12.6%) to (12.0%)	1.1%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Epoch U.S. Equity Yield—Initial Class	2018	$120,251	4,827	$17.48 to $27.86	(5.9%) to (5.2%)	2.1%
	2017	137,568	5,218	18.44 to 29.40	17.8% to 18.7%	1.3%
	2016	126,618	5,679	15.54 to 24.78	4.2% to 4.9%	1.1%
	2015	131,940	6,189	14.82 to 23.62	(4.5%) to (3.8%)	2.7%
	2014	146,519	6,590	15.40 to 24.55	8.1% to 8.9%	1.4%
MainStay VP Epoch U.S. Small Cap—Initial Class	2018	$23,898	1,064	$21.50 to $22.91	(16.7%) to (16.1%)	0.7%
	2017	30,407	1,135	25.80 to 27.30	15.0% to 15.8%	0.5%
	2016	27,306	1,178	22.44 to 23.57	15.4% to 16.2%	0.4%
	2015	24,031	1,202	19.45 to 20.29	(4.5%) to (3.9%)	0.5%
	2014	25,661	1,231	20.37 to 21.11	5.8% to 6.6%	0.3%
MainStay VP Fidelity Institutional AM® Utilities—Initial Class	2018	$41,131	2,554	$15.54 to $16.30	0.1% to 0.8%	1.2%
	2017	42,396	2,651	15.52 to 16.17	13.9% to 14.7%	4.1%
	2016	36,712	2,631	13.63 to 14.10	10.7% to 11.4%	3.1%
	2015	32,379	2,582	12.31 to 12.65	(15.0%) to (14.4%)	4.1%
	2014	35,335	2,409	14.48 to 14.77	11.9% to 12.7%	1.8%
MainStay VP Floating Rate—Initial Class	2018	$16,826	1,083	$12.37 to $16.16	(0.8%) to (0.1%)	4.8%
	2017	16,320	1,044	12.38 to 16.18	3.3% to 4.0%	4.2%
	2016	16,457	1,095	11.90 to 15.55	7.7% to 8.4%	3.9%
	2015	16,936	1,222	10.98 to 14.35	(0.3%) to 0.4%	3.9%
	2014	15,790	1,142	10.93 to 14.29	0.2% to 0.9%	3.9%
MainStay VP Growth Allocation—Initial Class	2018	$66,326	3,484	$17.94 to $19.32	(13.4%) to (12.8%)	1.5%
	2017	76,504	3,512	20.71 to 22.15	21.8% to 22.7%	1.0%
	2016	60,070	3,383	17.00 to 18.06	6.8% to 7.6%	1.6%
	2015	51,447	3,117	15.91 to 16.79	(3.8%) to (3.1%)	1.9%
	2014	48,088	2,822	16.54 to 17.33	4.2% to 4.9%	1.3%
MainStay VP Income Builder—Initial Class	2018	$57,813	1,881	$15.40 to $42.01	(5.9%) to (5.2%)	2.8%
	2017	65,325	2,001	16.25 to 44.63	11.7% to 12.5%	3.7%
	2016	61,624	2,102	14.44 to 39.94	8.5% to 9.3%	4.3%
	2015	59,648	2,198	13.21 to 36.79	(4.2%) to (3.5%)	4.7%
	2014	65,268	2,299	13.69 to 38.40	7.3% to 8.1%	5.7%
MainStay VP Indexed Bond—Initial Class	2018	$973	97	$9.96 to $10.08	(1.4%) to (0.7%)	0.0%
	2017	142	14	10.10 to 10.15	1.0% to 1.5%	0.0%
MainStay VP IQ Hedge Multi-Strategy—Initial Class	2018	$7,441	955	$7.57 to $7.82	(1.7%) to (1.7%)	0.0%
MainStay VP Janus Henderson Balanced—Initial Class	2018	$131,764	7,850	$16.45 to $17.26	(0.3%) to 0.4%	1.8%
	2017	140,929	8,400	16.50 to 17.19	17.5% to 18.3%	1.8%
	2016	128,135	9,005	14.04 to 14.53	4.0% to 4.7%	1.9%
	2015	130,058	9,534	13.50 to 13.87	0.0% to 0.7%	1.9%
	2014	137,764	10,128	13.49 to 13.78	7.9% to 8.7%	1.4%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Large Cap Growth—Initial Class	2018	$63,596	2,236	$20.03 to $33.71	2.8% to 3.6%	0.0%
	2017	60,129	2,209	19.48 to 32.55	31.5% to 32.4%	0.0%
	2016	49,851	2,418	14.81 to 24.59	(3.0%) to (2.3%)	0.0%
	2015	51,415	2,442	15.27 to 25.16	5.4% to 6.2%	0.0%
	2014	48,109	2,433	14.48 to 23.69	9.9% to 10.6%	0.0%
MainStay VP MacKay Common Stock—Initial Class	2018	$99,909	2,504	$25.69 to $66.32	(6.5%) to (5.8%)	1.6%
	2017	112,153	2,637	27.43 to 70.94	22.0% to 22.8%	1.4%
	2016	98,677	2,831	22.44 to 58.16	8.4% to 9.1%	1.5%
	2015	97,719	3,023	20.67 to 53.67	0.1% to 0.9%	1.3%
	2014	104,022	3,214	20.59 to 53.59	13.7% to 14.5%	1.3%
MainStay VP MacKay Convertible—Initial Class	2018	$49,229	1,439	$16.62 to $43.65	(3.0%) to (2.3%)	1.6%
	2017	52,401	1,492	17.00 to 44.98	11.2% to 12.0%	1.7%
	2016	47,245	1,503	15.18 to 40.45	11.3% to 12.1%	3.9%
	2015	45,167	1,603	13.55 to 36.34	(2.0%) to (1.3%)	2.7%
	2014	48,846	1,702	13.73 to 37.09	7.2% to 8.0%	3.2%
MainStay VP MacKay Government—Initial Class	2018	$14,977	735	$10.83 to $24.89	(0.8%) to (0.1%)	2.6%
	2017	15,601	766	10.84 to 25.08	1.4% to 2.1%	2.7%
	2016	16,556	824	10.61 to 24.74	0.4% to 1.1%	2.3%
	2015	17,349	864	10.50 to 24.65	(0.2%) to 0.5%	2.8%
	2014	18,378	911	10.45 to 24.69	3.9% to 4.6%	3.1%
MainStay VP MacKay Growth—Initial Class	2018	$178,353	6,219	$16.02 to $41.19	(4.9%) to (4.2%)	0.6%
	2017	202,459	6,724	16.81 to 43.32	29.5% to 30.4%	0.3%
	2016	167,686	7,220	12.96 to 33.45	(0.3%) to 0.4%	0.2%
	2015	181,713	7,804	12.97 to 33.55	1.9% to 2.6%	0.0%
	2014	191,416	8,388	12.71 to 32.94	8.1% to 8.8%	0.6%
MainStay VP MacKay High Yield Corporate Bond—Initial Class	2018	$136,151	3,609	$15.39 to $50.33	(2.2%) to (1.5%)	5.9%
	2017	144,927	3,769	15.62 to 51.44	6.1% to 6.9%	6.0%
	2016	136,181	3,753	14.62 to 48.48	15.4% to 16.2%	5.8%
	2015	120,357	3,818	12.58 to 42.00	(2.3%) to (1.6%)	5.9%
	2014	130,499	4,042	12.78 to 42.97	1.1% to 1.8%	5.7%
MainStay VP MacKay International Equity—Initial Class	2018	$45,185	1,752	$12.74 to $31.45	(12.2%) to (11.6%)	1.2%
	2017	51,003	1,750	14.40 to 35.81	31.7% to 32.6%	0.6%
	2016	40,594	1,841	10.86 to 27.19	(5.6%) to (4.9%)	0.8%
	2015	45,672	1,960	11.43 to 28.81	5.4% to 6.2%	1.0%
	2014	45,210	2,053	10.76 to 27.33	(3.3%) to (2.6%)	0.7%
MainStay VP MacKay Mid Cap Core—Initial Class	2018	$89,281	2,342	$34.21 to $40.49	(12.6%) to (12.0%)	1.0%
	2017	107,400	2,479	39.13 to 45.99	18.3% to 19.1%	1.1%
	2016	97,872	2,689	33.08 to 38.60	10.4% to 11.2%	0.8%
	2015	95,583	2,916	29.96 to 34.72	(4.4%) to (3.7%)	0.5%
	2014	105,581	3,097	31.32 to 36.05	13.6% to 14.4%	0.5%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP MacKay S&P 500 Index—Initial Class	2018	$343,966	9,112	$24.53 to $72.67	(5.2%) to (4.5%)	1.4%
	2017	378,353	9,532	25.82 to 76.65	20.6% to 21.5%	1.4%
	2016	317,932	9,601	21.36 to 63.53	10.8% to 11.6%	1.6%
	2015	296,799	9,924	19.23 to 57.32	0.4% to 1.1%	1.4%
	2014	304,363	10,223	19.12 to 57.09	12.6% to 13.3%	1.4%
MainStay VP MacKay Small Cap Core—Initial Class	2018	$15,101	1,316	$11.31 to $11.52	(15.7%) to (15.1%)	0.0%
	2017	18,481	1,365	13.42 to 13.57	13.1% to 13.9%	0.0%
	2016	16,391	1,377	11.86 to 11.91	18.6% to 19.1%	0.3%
MainStay VP MacKay Unconstrained Bond—Initial Class	2018	$18,713	1,522	$11.82 to $12.38	(1.9%) to (1.2%)	3.4%
	2017	17,394	1,397	12.05 to 12.54	4.1% to 4.8%	3.2%
	2016	13,233	1,113	11.58 to 11.96	6.8% to 7.5%	3.6%
	2015	9,015	815	10.84 to 11.13	(3.1%) to (2.4%)	3.6%
	2014	6,121	540	11.19 to 11.40	1.2% to 1.9%	3.9%
MainStay VP Mellon Natural Resources—Initial Class	2018	$23,721	4,308	$5.31 to $5.57	(29.1%) to (28.6%)	0.0%
	2017	34,026	4,406	7.49 to 7.81	(1.4%) to (0.7%)	0.0%
	2016	35,725	4,589	7.60 to 7.86	42.3% to 43.3%	0.6%
	2015	25,314	4,652	5.34 to 5.48	(33.4%) to (33.0%)	0.4%
	2014	37,010	4,553	8.02 to 8.18	(19.4%) to (18.8%)	0.4%
MainStay VP Moderate Allocation—Initial Class	2018	$43,161	2,290	$14.27 to $19.54	(9.0%) to (8.4%)	2.3%
	2017	49,419	2,398	15.58 to 21.33	14.2% to 15.0%	1.7%
	2016	43,873	2,440	13.55 to 18.55	5.7% to 6.4%	2.2%
	2015	41,551	2,456	12.74 to 17.43	(2.3%) to (1.6%)	2.4%
	2014	41,706	2,420	12.94 to 17.72	3.9% to 4.6%	2.3%
MainStay VP Moderate Growth Allocation—Initial Class	2018	$80,133	4,136	$15.23 to $19.90	(11.4%) to (10.7%)	1.9%
	2017	90,089	4,144	17.06 to 22.29	17.8% to 18.6%	1.5%
	2016	76,025	4,141	14.38 to 18.79	6.8% to 7.6%	2.1%
	2015	68,000	3,978	13.37 to 17.47	(3.0%) to (2.4%)	2.4%
	2014	66,849	3,814	13.69 to 17.89	3.9% to 4.6%	1.9%
MainStay VP PIMCO Real Return—Initial Class	2018	$9,076	900	$9.73 to $10.21	(3.2%) to (2.6%)	1.6%
	2017	8,598	829	10.06 to 10.48	2.7% to 3.5%	1.7%
	2016	8,458	844	9.79 to 10.13	4.6% to 5.3%	1.7%
	2015	8,313	872	9.37 to 9.62	(3.1%) to (2.4%)	4.4%
	2014	9,465	967	9.66 to 9.86	1.8% to 2.5%	0.9%
MainStay VP T. Rowe Price Equity Income—Initial Class	2018	$63,620	3,671	$16.84 to $17.67	(10.0%) to (9.4%)	2.0%
	2017	79,799	4,160	18.72 to 19.50	15.4% to 16.2%	2.1%
	2016	74,834	4,521	16.22 to 16.78	18.0% to 18.8%	1.9%
	2015	69,488	4,975	13.75 to 14.12	(7.4%) to (6.8%)	1.7%
	2014	78,796	5,245	14.85 to 15.15	7.0% to 7.7%	1.4%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP U.S. Government Money Market—Initial Class	2018	$45,526	36,322	$1.02 to $1.50	0.7% to 1.4%	1.4%
	2017	44,892	35,173	1.00 to 1.49	(0.3%) to 0.4%	0.4%
	2016	50,554	39,698	1.00 to 1.49	(0.7%) to 0.0%	0.0%
	2015	42,815	34,273	1.00 to 1.50	(0.7%) to 0.0%	0.0%
	2014	41,076	32,539	1.00 to 1.51	(0.7%) to 0.0%	0.0%
AB VPS International Value Portfolio—Class A	2018	$—	—	$10.03 to $10.03	(22.8%) to (22.8%)	3.8%
	2017	—	—	12.99 to 12.99	25.4% to 25.4%	6.7%
	2016	—	—	10.36 to 10.36	(0.5%) to (0.5%)	0.1%
	2015	—	—	10.41 to 10.41	2.6% to 2.6%	2.5%
	2014	—	—	10.14 to 10.14	(6.2%) to (6.2%)	3.6%
AB VPS Small/Mid Cap Value Portfolio—Class A	2018	$9,402	450	$19.40 to $21.49	(15.6%) to (15.0%)	0.5%
	2017	11,673	475	22.99 to 25.29	12.4% to 13.1%	0.5%
	2016	10,224	470	20.47 to 22.35	24.2% to 25.1%	0.6%
	2015	8,544	492	16.48 to 17.87	(6.1%) to (5.5%)	0.8%
	2014	8,837	480	17.55 to 18.91	8.4% to 9.2%	0.7%
Alger Capital Appreciation Portfolio—Class I-2	2018	$1,610	30	$23.69 to $56.34	(0.1%) to (0.1%)	0.1%
	2017	1,949	36	23.71 to 56.39	31.1% to 31.1%	0.2%
	2016	1,506	36	18.09 to 43.02	0.5% to 0.5%	0.2%
	2015	1,772	43	18.00 to 42.81	6.2% to 6.2%	0.1%
	2014	1,700	46	16.95 to 40.31	13.8% to 13.8%	0.1%
American Century Investments® VP Inflation Protection Fund—Class II	2018	$306	20	$11.82 to $15.58	(2.8%) to (2.8%)	2.9%
	2017	314	20	12.16 to 16.04	3.7% to 3.7%	2.7%
	2016	266	18	11.73 to 15.47	4.4% to 4.4%	1.8%
	2015	258	18	11.24 to 14.82	(2.5%) to (2.5%)	2.0%
	2014	285	19	11.52 to 15.19	3.3% to 3.3%	1.3%
American Century Investments® VP International Fund—Class II	2018	$2,534	103	$24.58 to $24.58	(15.3%) to (15.3%)	1.1%
	2017	2,987	103	29.02 to 29.02	30.9% to 30.9%	0.7%
	2016	2,099	95	22.16 to 22.16	(5.6%) to (5.6%)	0.9%
	2015	2,215	94	23.47 to 23.47	0.5% to 0.5%	0.2%
	2014	1,955	84	23.35 to 23.35	(5.7%) to (5.7%)	1.5%
American Century Investments® VP Value Fund—Class II	2018	$3,134	95	$32.91 to $32.91	(9.3%) to (9.3%)	1.5%
	2017	3,642	100	36.27 to 36.27	8.6% to 8.6%	1.5%
	2016	3,307	99	33.41 to 33.41	20.3% to 20.3%	1.6%
	2015	1,892	68	27.77 to 27.77	(4.0%) to (4.0%)	2.0%
	2014	1,961	68	28.94 to 28.94	12.9% to 12.9%	1.4%
American Funds IS Asset Allocation Fund—Class 2	2018	$607	63	$9.56 to $9.56	(4.4%) to (4.0%)	3.0%
American Funds IS Blue Chip Income and Growth Fund—Class 2	2018	$3,000	310	$9.62 to $9.69	(9.3%) to (8.7%)	2.9%
	2017	80	8	10.60 to 10.61	6.0% to 6.1%	2.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
American Funds IS Global Small Capitalization Fund—Class 2	2018	$1,440	135	$10.43 to $10.70	(11.2%) to (10.5%)	0.1%
	2017	951	80	11.74 to 11.96	25.0% to 25.9%	0.4%
	2016	437	46	9.39 to 9.50	1.4% to 2.1%	0.6%
	2015	270	29	9.26 to 9.31	(7.4%) to (6.9%)	0.0%
American Funds IS Growth Fund—Class 2	2018	$1,266	124	$10.13 to $10.21	(0.9%) to (0.2%)	0.7%
	2017	54	5	10.23 to 10.23	2.3% to 2.3%	0.2%
American Funds IS New World Fund®—Class 2	2018	$10,693	1,023	$10.18 to $10.51	(14.6%) to (14.0%)	0.9%
	2017	8,692	714	11.92 to 12.23	28.5% to 29.4%	1.0%
	2016	5,142	546	9.27 to 9.45	4.5% to 5.3%	0.9%
	2015	3,217	359	8.87 to 8.98	(3.8%) to (3.1%)	0.6%
	2014	1,175	127	9.23 to 9.27	(7.7%) to (7.3%)	1.7%
BlackRock® Global Allocation V.I. Fund—Class I	2018	$16,843	1,805	$9.32 to $9.35	(7.0%) to (6.5%)	1.0%
BlackRock® Global Allocation V.I. Fund—Class III	2018	$—	—	$—	—	—
	2017	18,301	1,323	13.48 to 14.03	12.9% to 13.7%	1.4%
	2016	13,465	1,105	11.94 to 12.33	3.1% to 3.8%	1.4%
	2015	10,539	896	11.58 to 11.88	(1.7%) to (1.0%)	1.1%
	2014	8,899	748	11.78 to 12.00	1.2% to 1.9%	2.4%
BlackRock® High Yield V.I. Fund—Class I	2018	$2,945	262	$10.96 to $11.32	(3.3%) to (2.7%)	5.4%
	2017	2,562	222	11.34 to 11.63	6.6% to 7.3%	5.1%
	2016	1,722	160	10.64 to 10.84	12.2% to 12.9%	5.4%
	2015	1,342	141	9.48 to 9.60	(4.2%) to (3.6%)	5.0%
	2014	577	58	9.91 to 9.95	(0.9%) to (0.5%)	3.1%
ClearBridge Variable Appreciation Portfolio—Class I	2018	$798	73	$10.87 to $11.00	(2.4%) to (1.7%)	0.0%
	2017	463	41	11.14 to 11.19	11.4% to 11.9%	0.0%
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	2018	$602	80	$7.36 to $7.55	(14.4%) to (13.8%)	0.1%
	2017	714	82	8.59 to 8.76	1.1% to 1.8%	6.2%
	2016	457	53	8.50 to 8.60	12.0% to 12.8%	0.0%
	2015	40	5	7.59 to 7.62	(24.1%) to (23.8%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	2018	$1,342	123	$10.74 to $11.02	(7.7%) to (7.0%)	4.5%
	2017	928	79	11.64 to 11.86	11.1% to 11.9%	4.5%
	2016	495	47	10.48 to 10.60	10.6% to 11.3%	2.7%
	2015	19	2	9.48 to 9.52	(5.2%) to (4.8%)	0.0%
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2018	$16	1	$16.18 to $16.18	(18.2%) to (18.2%)	0.1%
	2017	31	2	19.77 to 19.77	14.0% to 14.0%	0.3%
	2016	26	1	17.34 to 17.34	32.7% to 32.7%	0.4%
	2015	22	2	13.07 to 13.07	(6.3%) to (6.3%)	0.6%
	2014	19	1	13.95 to 13.95	3.1% to 3.1%	0.4%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Delaware VIP® Diversified Income Series—Standard Class	2018	$56	4	$12.51 to $12.51	(2.1%) to (2.1%)	3.1%
	2017	53	4	12.78 to 12.78	5.2% to 5.2%	2.7%
	2016	51	4	12.14 to 12.14	3.5% to 3.5%	3.4%
	2015	43	4	11.73 to 11.73	(1.1%) to (1.1%)	3.3%
	2014	90	8	11.86 to 11.86	5.3% to 5.3%	1.8%
Delaware VIP® Emerging Markets Series—Standard Class	2018	$4,385	348	$10.89 to $12.77	(16.4%) to (15.8%)	3.4%
	2017	4,529	303	12.94 to 15.17	39.6% to 40.6%	0.5%
	2016	2,426	227	9.20 to 10.79	13.1% to 13.9%	1.0%
	2015	1,778	189	8.08 to 9.47	(15.1%) to (14.5%)	0.8%
	2014	1,645	150	9.45 to 11.08	(8.7%) to (8.1%)	0.6%
Delaware VIP® International Value Equity Series—Standard Class	2018	$1	—	$11.00 to $11.00	(17.6%) to (17.6%)	2.9%
	2017	2	—	13.36 to 13.36	22.5% to 22.5%	1.5%
	2016	1	—	10.90 to 10.90	4.2% to 4.2%	2.8%
	2015	12	1	10.47 to 10.47	0.5% to 0.5%	1.9%
	2014	11	1	10.42 to 10.42	(8.7%) to (8.7%)	1.5%
Delaware VIP® Small Cap Value Series—Standard Class	2018	$9,143	543	$16.25 to $17.35	(17.3%) to (16.7%)	0.8%
	2017	9,433	467	19.65 to 20.84	11.3% to 12.0%	0.8%
	2016	6,928	384	17.66 to 18.60	30.5% to 31.4%	0.9%
	2015	4,551	331	13.54 to 14.15	(6.9%) to (6.2%)	0.7%
	2014	4,303	293	14.54 to 15.09	5.1% to 5.9%	0.5%
Delaware VIP® Value Series—Standard Class	2018	$81	3	$23.13 to $23.13	(2.7%) to (2.7%)	1.6%
	2017	79	3	23.77 to 23.77	13.8% to 13.8%	1.7%
	2016	66	3	20.89 to 20.89	14.6% to 14.6%	1.9%
	2015	50	3	18.22 to 18.22	(0.4%) to (0.4%)	1.8%
	2014	53	3	18.30 to 18.30	14.0% to 14.0%	1.8%
DFA VA Global Bond Portfolio	2018	$13	1	$11.32 to $11.32	1.7% to 1.7%	3.4%
	2017	28	3	11.12 to 11.12	2.1% to 2.1%	1.8%
	2016	41	4	10.89 to 10.89	1.7% to 1.7%	1.1%
	2015	79	7	10.71 to 10.71	1.5% to 1.5%	3.1%
	2014	19	2	10.54 to 10.54	2.9% to 2.9%	4.4%
DFA VA International Small Portfolio	2018	$41	3	$14.75 to $14.75	(19.8%) to (19.8%)	1.5%
	2017	60	3	18.38 to 18.38	29.9% to 29.9%	2.5%
	2016	41	3	14.15 to 14.15	6.2% to 6.2%	2.2%
	2015	59	4	13.32 to 13.32	5.8% to 5.8%	2.2%
	2014	41	3	12.59 to 12.59	(5.8%) to (5.8%)	2.5%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
DFA VA International Value Portfolio	2018	$60	5	$13.00 to $13.00	(17.1%) to (17.1%)	2.5%
	2017	83	5	15.68 to 15.68	25.8% to 25.8%	2.9%
	2016	61	5	12.46 to 12.46	9.1% to 9.1%	3.5%
	2015	54	5	11.42 to 11.42	(7.0%) to (7.0%)	3.3%
	2014	50	4	12.27 to 12.27	(7.2%) to (7.2%)	4.7%
DFA VA Short-Term Fixed Portfolio	2018	$45	4	$10.45 to $10.45	1.8% to 1.8%	1.4%
	2017	58	6	10.27 to 10.27	0.8% to 0.8%	1.1%
	2016	56	5	10.19 to 10.19	0.8% to 0.8%	0.7%
	2015	46	5	10.11 to 10.11	0.3% to 0.3%	0.3%
	2014	42	4	10.08 to 10.08	0.1% to 0.1%	0.3%
DFA VA U.S. Large Value Portfolio	2018	$173	9	$20.12 to $20.12	(12.1%) to (12.1%)	2.2%
	2017	198	9	22.89 to 22.89	19.1% to 19.1%	2.1%
	2016	124	6	19.23 to 19.23	18.9% to 18.9%	2.0%
	2015	106	7	16.17 to 16.17	(3.4%) to (3.4%)	2.2%
	2014	93	6	16.74 to 16.74	9.1% to 9.1%	2.1%
DFA VA U.S. Targeted Value Portfolio	2018	$74	4	$18.17 to $18.17	(15.9%) to (15.9%)	0.9%
	2017	166	8	21.60 to 21.60	9.8% to 9.8%	1.4%
	2016	95	5	19.68 to 19.68	27.5% to 27.5%	1.1%
	2015	73	5	15.44 to 15.44	(5.2%) to (5.2%)	1.3%
	2014	69	4	16.29 to 16.29	3.7% to 3.7%	0.9%
Dreyfus IP Technology Growth Portfolio—Initial Shares	2018	$29,623	811	$28.33 to $41.38	(1.7%) to (1.0%)	0.0%
	2017	29,004	783	28.81 to 41.79	41.6% to 42.6%	0.0%
	2016	19,708	759	20.34 to 29.30	4.0% to 4.7%	0.0%
	2015	19,902	816	19.56 to 27.98	5.4% to 6.2%	0.0%
	2014	18,854	822	18.56 to 26.35	6.1% to 6.8%	0.0%
Dreyfus VIF Opportunistic Small Cap Portfolio—Initial Shares	2018	$2,515	97	$25.88 to $25.88	(19.1%) to (19.1%)	0.0%
	2017	3,168	99	31.98 to 31.98	24.7% to 24.7%	0.0%
	2016	2,794	109	25.65 to 25.65	17.1% to 17.1%	0.0%
	2015	2,488	114	21.91 to 21.91	(2.3%) to (2.3%)	0.0%
	2014	2,573	115	22.42 to 22.42	1.6% to 1.6%	0.0%
DWS Alternative Asset Allocation VIP—Class A	2018	$2,751	279	$9.72 to $9.90	(9.8%) to (9.1%)	1.9%
	2017	1,941	178	10.78 to 10.90	6.7% to 7.4%	1.6%
	2016	535	53	10.10 to 10.15	1.0% to 1.5%	0.0%
DWS Small Cap Index VIP—Class A	2018	$305	33	$8.72 to $18.02	(12.8%) to (11.2%)	0.2%
	2017	32	2	20.30 to 20.30	14.3% to 14.3%	0.9%
	2016	24	1	17.76 to 17.76	21.0% to 21.0%	1.2%
	2015	19	1	14.67 to 14.67	(4.6%) to (4.6%)	1.8%
	2014	28	2	15.38 to 15.38	4.7% to 4.7%	1.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
DWS Small Mid Cap Value VIP—Class A	2018	$4,340	248	$16.61 to $17.89	(16.6%) to (16.0%)	1.4%
	2017	4,844	231	19.92 to 21.31	9.8% to 10.5%	0.7%
	2016	4,641	244	18.15 to 19.28	16.1% to 16.9%	0.6%
	2015	4,040	248	15.64 to 16.49	(2.6%) to (1.9%)	0.3%
	2014	4,151	250	16.05 to 16.81	4.8% to 5.5%	0.8%
Fidelity® VIP ContrafundSM Portfolio—Initial Class	2018	$222,602	5,353	$19.52 to $57.22	(7.0%) to (6.4%)	0.7%
	2017	249,604	5,586	20.85 to 61.55	21.0% to 21.9%	1.0%
	2016	217,122	5,896	17.11 to 50.86	7.3% to 8.0%	0.8%
	2015	217,756	6,352	15.84 to 47.42	(0.0%) to 0.7%	1.0%
	2014	228,027	6,659	15.73 to 47.43	11.2% to 11.9%	1.0%
Fidelity® VIP Emerging Markets Portfolio—Initial Class	2018	$361	43	$8.29 to $8.33	(17.1%) to (16.7%)	1.3%
Fidelity® VIP Equity-IncomeSM Portfolio—Initial Class	2018	$66,278	2,275	$18.20 to $36.21	(8.9%) to (8.3%)	2.3%
	2017	74,910	2,345	19.84 to 39.76	12.1% to 12.9%	1.7%
	2016	74,483	2,630	17.58 to 35.47	17.2% to 18.0%	2.2%
	2015	71,768	2,972	14.89 to 30.26	(4.6%) to (4.0%)	3.2%
	2014	77,772	3,073	15.51 to 31.73	8.0% to 8.7%	2.8%
Fidelity® VIP Freedom 2020 Portfolio—Initial Class	2018	$2,029	157	$12.74 to $13.25	(6.5%) to (5.9%)	1.5%
	2017	2,288	166	13.63 to 14.08	15.8% to 16.6%	1.8%
	2016	1,539	130	11.77 to 12.07	5.4% to 6.1%	1.8%
	2015	579	51	11.17 to 11.38	(1.0%) to (0.3%)	2.4%
	2014	436	38	11.27 to 11.41	4.1% to 4.8%	2.3%
Fidelity® VIP Freedom 2030 Portfolio—Initial Class	2018	$2,521	182	$13.46 to $14.01	(8.4%) to (7.8%)	1.5%
	2017	2,309	154	14.70 to 15.19	20.1% to 21.0%	1.6%
	2016	1,410	113	12.24 to 12.56	5.9% to 6.6%	2.2%
	2015	671	57	11.56 to 11.78	(0.9%) to (0.2%)	2.0%
	2014	487	42	11.67 to 11.81	4.2% to 5.0%	2.0%
Fidelity® VIP Freedom 2040 Portfolio—Initial Class	2018	$2,994	212	$13.72 to $14.27	(10.5%) to (9.9%)	1.2%
	2017	2,860	182	15.33 to 15.84	22.7% to 23.6%	1.5%
	2016	1,611	126	12.49 to 12.81	6.1% to 6.8%	1.5%
	2015	1,223	102	11.77 to 11.99	(1.0%) to (0.3%)	2.1%
	2014	675	56	11.89 to 12.03	4.2% to 4.9%	1.7%
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	2018	$6,398	354	$17.68 to $18.26	11.7% to 12.5%	0.1%
	2017	3,432	213	15.83 to 16.24	33.6% to 34.5%	0.3%
	2016	2,120	177	11.85 to 12.07	(0.4%) to 0.3%	0.3%
	2015	2,295	192	11.89 to 12.03	4.9% to 5.6%	0.3%
	2014	255	22	11.34 to 11.39	13.4% to 13.9%	0.4%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Growth Portfolio—Initial Class	2018	$7,198	250	$28.74 to $28.74	(0.2%) to (0.2%)	0.2%
	2017	7,334	255	28.79 to 28.79	35.1% to 35.1%	0.2%
	2016	5,582	262	21.31 to 21.31	0.8% to 0.8%	0.0%
	2015	5,572	264	21.14 to 21.14	7.2% to 7.2%	0.3%
	2014	5,209	264	19.72 to 19.72	11.3% to 11.3%	0.2%
Fidelity® VIP Index 500 Portfolio—Initial Class	2018	$21,733	736	$22.10 to $29.60	(4.5%) to (4.5%)	1.9%
	2017	22,210	719	23.14 to 31.00	21.7% to 21.7%	1.8%
	2016	16,534	650	19.01 to 25.47	11.9% to 11.9%	1.5%
	2015	14,187	624	17.00 to 22.77	1.3% to 1.3%	2.1%
	2014	13,300	593	16.77 to 22.47	13.6% to 13.6%	1.6%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2018	$1,194	66	$12.80 to $19.14	(0.5%) to (0.5%)	2.5%
	2017	1,199	66	12.87 to 19.24	4.2% to 4.2%	2.4%
	2016	1,094	62	12.35 to 18.47	4.7% to 4.7%	2.4%
	2015	1,025	59	11.79 to 17.63	(0.6%) to (0.6%)	2.5%
	2014	1,220	70	11.86 to 17.74	5.8% to 5.8%	2.5%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2018	$12,962	656	$14.37 to $46.07	(15.1%) to (14.5%)	0.7%
	2017	14,154	594	16.93 to 53.91	20.0% to 20.8%	0.7%
	2016	10,970	518	14.12 to 44.63	11.5% to 12.2%	0.5%
	2015	9,295	455	12.66 to 39.76	(2.1%) to (1.4%)	0.5%
	2014	8,039	342	12.93 to 40.32	5.5% to 6.3%	0.3%
Fidelity® VIP Overseas Portfolio—Initial Class	2018	$5,926	266	$12.61 to $22.29	(14.8%) to (14.8%)	1.6%
	2017	7,034	269	14.80 to 26.16	30.3% to 30.3%	1.4%
	2016	5,680	283	11.36 to 20.08	(5.1%) to (5.1%)	1.4%
	2015	6,463	306	11.96 to 21.15	3.6% to 3.6%	1.4%
	2014	5,887	289	11.54 to 20.41	(8.1%) to (8.1%)	1.3%
Invesco V.I. American Value Fund—Series I Shares	2018	$3,052	195	$15.11 to $16.52	(13.3%) to (12.6%)	0.5%
	2017	3,466	193	17.42 to 18.91	9.2% to 10.0%	0.8%
	2016	3,024	185	15.95 to 17.19	14.7% to 15.5%	0.4%
	2015	2,439	172	13.91 to 14.89	(9.8%) to (9.1%)	0.4%
	2014	1,916	123	15.41 to 16.38	9.0% to 9.8%	0.5%
Invesco V.I. Global Real Estate Fund—Series I Shares	2018	$25	2	$14.82 to $14.82	(6.2%) to (6.2%)	3.9%
	2017	24	2	15.79 to 15.79	13.0% to 13.0%	3.2%
	2016	29	2	13.97 to 13.97	2.0% to 2.0%	1.6%
	2015	32	2	13.69 to 13.69	(1.5%) to (1.5%)	3.1%
	2014	38	3	13.90 to 13.90	14.6% to 14.6%	1.5%
Invesco V.I. International Growth Fund—Series I Shares	2018	$18,540	1,497	$11.35 to $12.90	(15.6%) to (15.0%)	2.1%
	2017	19,845	1,364	13.44 to 15.17	22.1% to 23.0%	1.5%
	2016	14,658	1,241	11.01 to 12.33	(1.1%) to (0.5%)	1.5%
	2015	11,637	983	11.13 to 12.39	(3.0%) to (2.3%)	1.5%
	2014	10,416	859	11.48 to 12.68	(0.4%) to (0.3%)	1.6%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Janus Henderson Enterprise Portfolio—Institutional Shares	2018	$3,879	265	$10.10 to $51.28	(1.1%) to (0.4%)	0.2%
	2017	1,589	35	10.21 to 51.49	2.1% to 27.4%	0.2%
	2016	1,099	27	18.86 to 40.41	12.4% to 12.4%	0.2%
	2015	734	21	16.78 to 35.97	4.0% to 4.0%	0.7%
	2014	532	16	16.13 to 34.57	12.5% to 12.5%	0.2%
Janus Henderson Forty Portfolio—Institutional Shares	2018	$16	1	$24.15 to $24.15	2.0% to 2.0%	0.0%
	2017	17	1	23.68 to 23.68	30.3% to 30.3%	0.0%
	2016	15	1	18.17 to 18.17	2.2% to 2.2%	0.0%
	2015	34	2	17.78 to 17.78	12.2% to 12.2%	0.0%
	2014	13	1	15.85 to 15.85	8.7% to 8.7%	0.1%
Janus Henderson Global Research Portfolio—Institutional Shares	2018	$85,831	4,035	$16.58 to $29.52	(7.5%) to (6.9%)	1.1%
	2017	98,312	4,293	17.89 to 31.92	26.1% to 27.0%	0.8%
	2016	83,865	4,640	14.16 to 25.31	1.4% to 2.1%	1.1%
	2015	87,916	4,936	13.94 to 24.97	(3.0%) to (2.3%)	0.7%
	2014	94,490	5,163	14.34 to 25.73	6.7% to 7.4%	1.1%
LVIP Baron Growth Opportunities Fund—Service Class	2018	$15	1	$20.94 to $20.94	(3.9%) to (3.9%)	0.0%
	2017	16	1	21.79 to 21.79	27.2% to 27.2%	0.0%
	2016	13	1	17.13 to 17.13	5.6% to 5.6%	0.5%
	2015	10	1	16.22 to 16.22	(4.8%) to (4.8%)	0.0%
	2014	9	1	17.04 to 17.04	4.9% to 4.9%	0.2%
LVIP SSgA International Index Fund—Standard Class	2018	$802	94	$8.56 to $8.60	(14.4%) to (14.0%)	9.0%
LVIP SSgA Mid-Cap Index Fund—Standard Class	2018	$217	24	$8.89 to $8.89	(11.1%) to (10.7%)	2.7%
MFS® International Value Portfolio—Initial Class	2018	$15,192	877	$16.76 to $18.53	(10.1%) to (9.5%)	1.1%
	2017	14,042	733	18.65 to 20.47	26.3% to 27.1%	1.5%
	2016	8,726	578	14.77 to 16.10	3.3% to 4.1%	1.4%
	2015	6,277	433	14.30 to 15.48	5.9% to 6.7%	2.0%
	2014	4,431	325	13.50 to 14.51	0.6% to 1.3%	2.0%
MFS® Investors Trust Series—Initial Class	2018	$6,940	498	$13.49 to $29.31	(6.2%) to (5.5%)	0.7%
	2017	5,717	384	14.38 to 31.01	22.5% to 23.3%	0.8%
	2016	3,168	260	11.74 to 25.14	7.8% to 8.6%	0.9%
	2015	1,787	151	10.89 to 23.16	(0.5%) to 0.2%	1.1%
	2014	615	44	10.94 to 23.10	9.4% to 11.0%	1.0%
MFS® New Discovery Series—Initial Class	2018	$7,507	343	$17.43 to $35.27	(2.2%) to (1.5%)	0.0%
	2017	6,668	286	17.82 to 35.80	25.8% to 26.7%	0.0%
	2016	4,840	256	14.17 to 28.27	8.3% to 9.1%	0.0%
	2015	4,465	253	13.07 to 25.92	(2.6%) to (1.9%)	0.0%
	2014	5,283	297	13.32 to 26.42	(7.9%) to (7.3%)	0.0%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MFS® Research Series—Initial Class	2018	$2,243	116	$18.64 to $26.54	(5.0%) to (4.4%)	0.7%
	2017	1,772	87	19.63 to 27.75	22.5% to 23.4%	1.3%
	2016	1,392	84	16.02 to 22.49	8.0% to 8.7%	0.9%
	2015	1,103	71	14.84 to 20.69	0.1% to 0.8%	0.7%
	2014	1,009	65	14.82 to 20.52	9.4% to 10.2%	0.8%
MFS® Total Return Bond Series—Initial Class	2018	$24	2	$12.91 to $12.91	(1.1%) to (1.1%)	3.3%
	2017	23	2	13.05 to 13.05	4.5% to 4.5%	3.5%
	2016	19	1	12.49 to 12.49	4.2% to 4.2%	1.9%
	2015	71	6	11.99 to 11.99	(0.3%) to (0.3%)	0.8%
	2014	85	7	12.02 to 12.02	5.8% to 5.8%	1.2%
MFS® Value Series—Initial Class	2018	$9	—	$19.83 to $19.83	(10.1%) to (10.1%)	1.6%
	2017	9	—	22.05 to 22.05	17.7% to 17.7%	2.0%
	2016	6	—	18.74 to 18.74	14.1% to 14.1%	2.3%
	2015	6	—	16.43 to 16.43	(0.7%) to (0.7%)	2.4%
	2014	5	—	16.55 to 16.55	10.5% to 10.5%	1.6%
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	2018	$415	16	$25.66 to $25.66	(6.9%) to (6.9%)	6.0%
	2017	504	18	27.58 to 27.58	9.7% to 9.7%	5.3%
	2016	518	21	25.14 to 25.14	10.6% to 10.6%	5.4%
	2015	502	22	22.74 to 22.74	(1.1%) to (1.1%)	5.4%
	2014	580	25	23.00 to 23.00	2.9% to 2.9%	5.6%
Morgan Stanley VIF U.S. Real Estate Portfolio—Class I	2018	$20,633	1,259	$14.62 to $38.33	(8.4%) to (7.7%)	2.8%
	2017	24,019	1,353	15.95 to 41.54	2.4% to 3.1%	1.5%
	2016	21,537	1,241	15.58 to 40.29	6.1% to 6.8%	1.3%
	2015	18,669	1,141	14.69 to 37.72	1.5% to 2.2%	1.3%
	2014	19,165	1,197	14.48 to 36.92	28.8% to 29.7%	1.4%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	2018	$12,082	679	$16.39 to $37.24	(7.1%) to (6.4%)	0.0%
	2017	13,237	693	17.63 to 39.79	24.4% to 25.3%	0.0%
	2016	7,975	513	14.17 to 31.76	3.7% to 4.4%	0.0%
	2015	6,447	429	13.67 to 30.42	0.6% to 1.3%	0.0%
	2014	2,843	174	13.59 to 30.04	6.8% to 7.6%	0.0%
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	2018	$147	9	$16.71 to $16.71	(4.2%) to (4.2%)	6.5%
	2017	163	9	17.44 to 17.44	8.6% to 8.6%	1.9%
	2016	185	12	16.06 to 16.06	4.0% to 4.0%	1.6%
	2015	231	15	15.43 to 15.43	(4.0%) to (4.0%)	1.8%
	2014	294	18	16.08 to 16.08	2.3% to 2.3%	2.5%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	2018	$7,474	620	$11.74 to $12.13	1.6% to 2.3%	1.5%
	2017	6,486	550	11.56 to 11.86	2.2% to 2.9%	5.5%
	2016	4,826	421	11.31 to 11.52	5.9% to 6.6%	1.7%
	2015	2,781	258	10.68 to 10.81	(0.3%) to 0.4%	4.0%
	2014	844	79	10.71 to 10.76	7.1% to 7.6%	1.1%
PIMCO VIT Low Duration Portfolio—Administrative Class	2018	$605	46	$13.28 to $13.28	0.3% to 0.3%	1.9%
	2017	651	49	13.23 to 13.23	1.3% to 1.3%	1.3%
	2016	599	46	13.06 to 13.06	1.4% to 1.4%	1.5%
	2015	346	27	12.88 to 12.88	0.3% to 0.3%	3.4%
	2014	353	28	12.84 to 12.84	0.9% to 0.9%	1.1%
PIMCO VIT Low Duration Portfolio—Institutional Class	2018	$1,439	141	$10.09 to $10.28	(0.2%) to 0.5%	2.1%
	2017	1,072	105	10.11 to 10.23	0.8% to 1.5%	1.4%
	2016	659	66	10.03 to 10.08	0.3% to 0.8%	0.9%
PIMCO VIT Total Return Portfolio—Administrative Class	2018	$1,609	92	$12.55 to $18.12	(0.5%) to (0.5%)	2.5%
	2017	1,462	83	12.62 to 18.21	4.9% to 4.9%	2.0%
	2016	1,721	102	12.03 to 17.36	2.7% to 2.7%	2.1%
	2015	1,722	104	11.71 to 16.91	0.5% to 0.5%	4.9%
	2014	2,018	122	11.66 to 16.83	4.3% to 4.3%	2.2%
PIMCO VIT Total Return Portfolio—Institutional Class	2018	$9,258	842	$10.74 to $11.09	(1.1%) to (0.4%)	2.7%
	2017	7,760	702	10.85 to 11.14	4.3% to 5.1%	2.1%
	2016	4,858	461	10.40 to 10.60	2.1% to 2.8%	2.2%
	2015	2,702	263	10.19 to 10.31	(0.1%) to 0.6%	5.9%
	2014	559	55	10.20 to 10.24	2.0% to 2.4%	2.2%
T. Rowe Price Blue Chip Growth Portfolio	2018	$77	3	$26.69 to $26.69	1.9% to 1.9%	0.0%
	2017	73	3	26.19 to 26.19	36.2% to 36.2%	0.0%
	2016	56	3	19.23 to 19.23	0.8% to 0.8%	0.0%
	2015	47	2	19.08 to 19.08	11.1% to 11.1%	0.0%
	2014	40	2	17.18 to 17.18	9.2% to 9.2%	0.0%
T. Rowe Price International Stock Portfolio	2018	$24	2	$12.80 to $12.80	(14.2%) to (14.2%)	1.4%
	2017	26	2	14.92 to 14.92	27.9% to 27.9%	1.1%
	2016	20	2	11.67 to 11.67	2.1% to 2.1%	1.1%
	2015	21	2	11.43 to 11.43	(0.9%) to (0.9%)	1.0%
	2014	19	2	11.53 to 11.53	(1.2%) to (1.2%)	0.8%
T. Rowe Price Limited-Term Bond Portfolio	2018	$352	25	$10.92 to $14.70	1.2% to 1.2%	2.0%
	2017	386	27	10.79 to 14.53	1.1% to 1.1%	1.5%
	2016	381	27	10.68 to 14.38	1.4% to 1.4%	1.4%
	2015	507	37	10.53 to 14.19	0.3% to 0.3%	1.1%
	2014	604	43	10.50 to 14.14	0.6% to 0.6%	1.2%

NYLIAC VUL Separate Account-I
Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
T. Rowe Price New America Growth Portfolio	2018	$6	—	$23.74 to $23.74	1.2% to 1.2%	0.2%
	2017	6	—	23.47 to 23.47	34.4% to 34.4%	0.1%
	2016	6	—	17.46 to 17.46	1.3% to 1.3%	0.1%
	2015	2	—	17.24 to 17.24	8.6% to 8.6%	0.0%
	2014	3	—	15.87 to 15.87	9.3% to 9.3%	0.0%
The Merger Fund VL	2018	$33	3	$11.98 to $11.98	7.1% to 7.1%	0.7%
	2017	31	3	11.19 to 11.19	2.6% to 2.6%	0.0%
	2016	35	3	10.91 to 10.91	2.4% to 2.4%	0.8%
	2015	30	3	10.65 to 10.65	(0.9%) to (0.9%)	1.9%
	2014	37	3	10.74 to 10.74	1.4% to 1.4%	1.1%
Victory VIF Diversified Stock Fund—Class A Shares	2018	$3	—	$16.85 to $16.85	(13.3%) to (13.3%)	0.4%
	2017	3	—	19.44 to 19.44	26.5% to 26.5%	0.7%
	2016	3	—	15.37 to 15.37	3.9% to 3.9%	1.0%
	2015	3	—	14.80 to 14.80	(3.1%) to (3.1%)	0.6%
	2014	2	—	15.27 to 15.27	10.2% to 10.2%	0.8%

Not all investment divisions are available under all policies.
Charges and fees levied by NYLIAC are disclosed in Note 3.
Expenses as a percent of net assets are .05% - 1.00%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.
________________

[1]
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

[2]
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Policyowners of NYLIAC Variable Universal Life Separate Account-I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of NYLIAC Variable Universal Life Separate Account-I indicated in the table below as of December 31, 2018, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions in the NYLIAC Variable Universal Life Separate Account-I as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

MainStay VP Absolute Return Multi-Strategy-Initial Class (1)	American Century Investments® VP International Fund-Class II (1)	Fidelity® VIP Growth Portfolio-Initial Class (1)
MainStay VP Balanced-Initial Class (1)	American Century Investments® VP Value Fund-Class II (1)	Fidelity® VIP Index 500 Portfolio-Initial Class (1)
MainStay VP Bond-Initial Class (1)	American Funds IS Asset Allocation Fund-Class 2 (2)	Fidelity® VIP Investment Grade Bond Portfolio-Initial Class (1)
MainStay VP Conservative Allocation-Initial Class (1)	American Funds IS Blue Chip Income and Growth Fund-Class 2 (5)	Fidelity® VIP Mid Cap Portfolio-Initial Class (1)
MainStay VP Cushing® Renaissance Advantage-Initial Class (1)	American Funds IS Global Small Capitalization Fund-Class 2 (1)	Fidelity® VIP Overseas Portfolio-Initial Class (1)
MainStay VP Eagle Small Cap Growth-Initial Class (1)	American Funds IS Growth Fund-Class 2 (5)	Invesco V.I. American Value Fund-Series I Shares (1)
MainStay VP Emerging Markets Equity-Initial Class (1)	American Funds IS New World Fund®-Class 2 (1)	Invesco V.I. Global Real Estate Fund-Series I Shares (1)
MainStay VP Epoch U.S. Equity Yield-Initial Class (1)	BlackRock® Global Allocation V.I. Fund-Class I (2)	Invesco V.I. International Growth Fund-Series I Shares (1)
MainStay VP Epoch U.S. Small Cap-Initial Class (1)	BlackRock® Global Allocation V.I. Fund-Class III (1)	Janus Henderson Enterprise Portfolio-Institutional Shares (1)
MainStay VP Fidelity Institutional AM® Utilities-Initial Class (1)	BlackRock® High Yield V.I. Fund-Class I (1)	Janus Henderson Forty Portfolio-Institutional Shares (1)
MainStay VP Floating Rate-Initial Class (1)	ClearBridge Variable Appreciation Portfolio-Class I (4)	Janus Henderson Global Research Portfolio-Institutional Shares (1)
MainStay VP Growth Allocation-Initial Class (1)	Columbia Variable Portfolio-Commodity Strategy Fund-Class 1 (1)	LVIP Baron Growth Opportunities Fund-Service Class (1)
MainStay VP Income Builder-Initial Class (1)	Columbia Variable Portfolio-Emerging Markets Bond Fund-Class 1 (1)	LVIP SSgA International Index Fund-Standard Class (2)
MainStay VP Indexed Bond-Initial Class (4)	Columbia Variable Portfolio-Small Cap Value Fund-Class 2 (1)	LVIP SSgA Mid-Cap Index Fund-Standard Class (2)
MainStay VP IQ Hedge Multi-Strategy-Initial Class (3)	Delaware VIP® Diversified Income Series-Standard Class (1)	MFS® International Value Portfolio-Initial Class (1)
MainStay VP Janus Henderson Balanced-Initial Class (1)	Delaware VIP® Emerging Markets Series-Standard Class (1)	MFS® Investors Trust Series-Initial Class (1)
MainStay VP Large Cap Growth-Initial Class (1)	Delaware VIP® International Value Equity Series-Standard Class (1)	MFS® New Discovery Series-Initial Class (1)
MainStay VP MacKay Common Stock-Initial Class (1)	Delaware VIP® Small Cap Value Series-Standard Class (1)	MFS® Research Series-Initial Class (1)

Report of Independent Registered Public Accounting Firm (Continued)

MainStay VP MacKay Convertible-Initial Class (1)	Delaware VIP® Value Series-Standard Class (1)	MFS® Total Return Bond Series-Initial Class (1)
MainStay VP MacKay Government-Initial Class (1)	DFA VA Global Bond Portfolio (1)	MFS® Value Series-Initial Class (1)
MainStay VP MacKay Growth-Initial Class (1)	DFA VA International Small Portfolio (1)	Morgan Stanley VIF Emerging Markets Debt Portfolio-Class I (1)
MainStay VP MacKay High Yield Corporate Bond-Initial Class (1)	DFA VA International Value Portfolio (1)	Morgan Stanley VIF U.S. Real Estate Portfolio-Class I (1)
MainStay VP MacKay International Equity-Initial Class (1)	DFA VA Short-Term Fixed Portfolio (1)	Neuberger Berman AMT Mid Cap Growth Portfolio-Class I (1)
MainStay VP MacKay Mid Cap Core-Initial Class (1)	DFA VA U.S. Large Value Portfolio (1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Administrative Class (1)
MainStay VP MacKay S&P 500 Index-Initial Class (1)	DFA VA U.S. Targeted Value Portfolio (1)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)-Institutional Class (1)
MainStay VP MacKay Small Cap Core-Initial Class (1)	Dreyfus IP Technology Growth Portfolio-Initial Shares (1)	PIMCO VIT Low Duration Portfolio-Administrative Class (1)
MainStay VP MacKay Unconstrained Bond-Initial Class (1)	Dreyfus VIF Opportunistic Small Cap Portfolio-Initial Shares (1)	PIMCO VIT Low Duration Portfolio-Institutional Class (1)
MainStay VP Mellon Natural Resources-Initial Class (1)	DWS Alternative Asset Allocation VIP-Class A (1)	PIMCO VIT Total Return Portfolio-Administrative Class (1)
MainStay VP Moderate Allocation-Initial Class (1)	DWS Small Cap Index VIP-Class A (1)	PIMCO VIT Total Return Portfolio-Institutional Class (1)
MainStay VP Moderate Growth Allocation-Initial Class (1)	DWS Small Mid Cap Value VIP-Class A (1)	T. Rowe Price Blue Chip Growth Portfolio (1)
MainStay VP PIMCO Real Return-Initial Class (1)	Fidelity® VIP ContrafundSM Portfolio-Initial Class (1)	T. Rowe Price International Stock Portfolio (1)
MainStay VP T. Rowe Price Equity Income-Initial Class (1)	Fidelity® VIP Emerging Markets Portfolio-Initial Class (2)	T. Rowe Price Limited-Term Bond Portfolio (1)
MainStay VP U.S. Government Money Market-Initial Class (1)	Fidelity® VIP Equity-IncomeSM Portfolio-Initial Class (1)	T. Rowe Price New America Growth Portfolio (1)
AB VPS International Value Portfolio-Class A (1)	Fidelity® VIP Freedom 2020 Portfolio-Initial Class (1)	The Merger Fund VL (1)
AB VPS Small/Mid Cap Value Portfolio-Class A (1)	Fidelity® VIP Freedom 2030 Portfolio-Initial Class (1)	Victory VIF Diversified Stock Fund-Class A Shares (1)
Alger Capital Appreciation Portfolio-Class I-2 (1)	Fidelity® VIP Freedom 2040 Portfolio-Initial Class (1)
American Century Investments® VP Inflation Protection Fund-Class II (1)	Fidelity® VIP Growth Opportunities Portfolio-Initial Class (1)

(1) Statement of operations for the year ended December 31, 2018 and statement of changes in net assets for the years ended December 31, 2018 and 2017
(2) Statement of operations and statement of changes in net assets for the period May 1, 2018 (commencement of operations) through December 31, 2018
(3) Statement of operations and statement of changes in net assets for the period November 30, 2018 (commencement of operations) through December 31, 2018
(4) Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period May 1, 2017 (commencement of operations) through December 31, 2017

(5) Statement of operations for the year ended December 31, 2018, and statement of changes in net assets for the year ended December 31, 2018 and the period November 13, 2017 (commencement of operations) through December 31, 2017

Report of Independent Registered Public Accounting Firm (Continued)

Basis for Opinions

These financial statements are the responsibility of the New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the financial statements of each of the investment divisions in the NYLIAC Variable Universal Life Separate Account-I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment divisions in the NYLIAC Variable Universal Life Separate Account-I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 21, 2019

We have served as the auditor of one or more of the investment divisions in NYLIAC Variable Universal Life Separate Account-I since at least 1994. We have not been able to determine the specific year we began serving as auditor.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of
New York Life Insurance Company)

FINANCIAL STATEMENTS
(STATUTORY BASIS)

December 31, 2018, 2017 and 2016

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying statutory financial statements of New York Life Insurance and Annuity Corporation (the “Company”), which comprise the statutory statements of financial position as of December 31, 2018 and 2017, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware State Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018 and 2017, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department described in Note 2.

Emphasis of Matter

As disclosed in Note 11 to the financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental schedules of the Company as of December 31, 2018 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

March 13, 2019

2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2018	2017
	(in millions)
Assets
Bonds	$84,920	$82,299
Common and preferred stocks	1,327	1,406
Mortgage loans	14,210	13,657
Policy loans	894	867
Limited partnerships and other invested assets	1,320	1,271
Cash, cash equivalents and short-term investments	1,891	2,211
Other investments	479	326
Total cash and invested assets	105,041	102,037
Investment income due and accrued	712	692
Interest in annuity contracts	8,673	8,229
Other assets	566	607
Separate accounts assets	38,466	41,286
Total assets	$153,458	$152,851
Liabilities, capital and surplus
Liabilities:
Policy reserves	94,131	86,310
Deposit funds	1,308	1,176
Policy claims	244	198
Separate accounts transfers due and accrued	(916)	(993)
Obligations under structured settlement agreements	8,673	8,229
Amounts payable under security lending agreements	676	675
Other liabilities	973	1,426
Funds held under coinsurance - affiliated	—	4,015
Interest maintenance reserve	106	154
Asset valuation reserve	1,213	1,189
Separate accounts liabilities	38,464	41,285
Total liabilities	144,872	143,664
Capital and Surplus:
Capital stock - par value $10,000
(20,000 shares authorized,
2,500 issued and outstanding)	25	25
Gross paid in and contributed surplus	3,928	3,928
Unassigned surplus	4,633	5,234
Total capital and surplus	8,586	9,187

Total liabilities, capital and surplus	$153,458	$152,851

See accompanying notes to financial statements.
3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Income
Premiums	$12,301	$13,392	$12,770
Net investment income	4,075	3,934	3,795
Other income	920	900	862
Total income	17,296	18,226	17,427
Benefits and expenses
Benefit payments:
Death benefits	676	463	394
Annuity benefits	3,003	2,799	2,555
Surrender benefits	8,044	6,266	5,805
Other benefit payments	80	60	44
Total benefit payments	11,803	9,588	8,798
Additions to policy reserves	7,626	5,855	5,564
Net transfers to (from) separate accounts	(210)	240	297
Adjustment in funds withheld	(3,886)	189	179
Operating expenses	1,474	1,487	1,420
Total benefits and expenses	16,807	17,359	16,258
Gain from operations before federal and foreign income taxes	489	867	1,169
Federal and foreign income taxes	214	249	279
Net gain from operations	275	618	890
Net realized capital gains (losses), after taxes and transfers to interest maintenance reserve	(8)	34	(112)
Net income	$267	$652	$778

See accompanying notes to financial statements.
4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Capital and surplus, beginning of year	$9,187	$8,725	$8,146
Net income	267	652	778
Change in net unrealized capital gains on investments	(73)	100	32
Change in nonadmitted assets	(160)	408	(91)
Change in reserve valuation basis	—	—	(72)
Change in asset valuation reserve	(24)	(137)	(121)
Change in net deferred income tax	153	(282)	54
Dividends to stockholder	(600)	(275)	—
Prior period correction	(169)	—	—
Other adjustments, net	5	(4)	(1)
Capital and surplus, end of year	$8,586	$9,187	$8,725

See accompanying notes to financial statements.
5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Cash flows from operating activities:
Premiums received	$12,279	$13,378	$12,765
Net investment income received	3,783	3,585	3,518
Other	910	899	851
Total received	16,972	17,862	17,134
Benefits and other payments	11,644	9,478	8,783
Net transfers to separate accounts	(293)	302	336
Operating expenses	1,396	1,590	1,379
Federal income taxes	269	288	254
Total paid	13,016	11,658	10,752
Net cash from operating activities	3,956	6,204	6,382
Cash flows from investing activities:
Proceeds from investments sold	2,888	5,287	4,257
Proceeds from investments matured or repaid	10,107	10,985	10,048
Cost of investments acquired	(16,388)	(21,925)	(20,896)
Net change in policy loans	(29)	—	5
Net cash from investing activities	(3,422)	(5,653)	(6,586)
Cash flows from financing and miscellaneous activities:
Dividends to stockholder	(600)	(275)	—
Other miscellaneous uses	(254)	12	(164)
Net cash from financing and miscellaneous activities	(854)	(263)	(164)
Net increase (decrease) in cash, cash equivalents and short-term investments	(320)	288	(368)
Cash, cash equivalents and short-term investments, beginning of year	2,211	1,923	2,291
Cash, cash equivalents and short-term investments, end of year	$1,891	$2,211	$1,923

See accompanying notes to financial statements.
6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS (supplemental)

	Years Ended December 31,
	2018	2017	2016
	(in millions)
Supplemental disclosures of cash flow information:
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Exchange/conversion of bonds to bonds	$563	$336	$418
Capitalized interest on bonds	$136	$136	$143
Depreciation/amortization on fixed assets	$73	$73	$71
Merger/exchange/spinoff of equity investment to equity investment	$19	$26	$13
Transfer of bond investment to other invested assets	$17	$26	$—
Capitalized interest on mortgage loans	$2	$24	$5
Exchange of bonds to stocks	$2	$12	$88
Transfer of mortgage loans to other invested assets	$—	$23	$—
Transfer of other invested assets to stocks	$—	$—	$51
Bond to be announced commitments - purchased/sold	$—	$94	$903
Other	$14	$28	$27

See accompanying notes to financial statements.
7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of New York Life Insurance Company)
NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2018, 2017 and 2016
NOTE 1 - NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (“the Company”), domiciled in the State of Delaware, is a direct, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its life and annuity business and its investment management activities. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 states of the United States of America and the District of Columbia, primarily through New York Life’s career agency force, with certain products also marketed through independent brokers, brokerage general agents and banks.

NOTE 2 - BASIS OF PRESENTATION

The accompanying financial statements have been prepared using accounting practices prescribed or permitted by the Delaware State Insurance Department (“DSID” or “statutory accounting practices”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The DSID recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial position and results of operations of an insurance company and for determining its solvency under the Delaware State Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted practices.

Prior Period Correction

The Company determined that it understated reserves dating back to 2014 for a fixed deferred annuity product with guaranteed income benefits. Management evaluated the adjustment and concluded that while the Company's reserves in prior periods were understated, this item was not material to any previously reported annual financial statements. As a result, the Company recorded a prior period correction to reduce surplus by $169 million in 2018, reflecting the cumulative impact for the years 2017 and prior.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from those estimates.
Bonds

Bonds other than loan-backed and structured securities are stated at amortized cost using the interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for bonds.

8

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

SVO-Identified bond Exchange Traded Funds ("ETFs") are stated at fair value and reported as bonds. Refer to Note 9 - Fair Value Measurements, for discussion on the valuation approach and methods for bonds.

Loan-backed and structured securities, which are included in bonds, are valued at amortized cost using the interest method including current assumptions of projected cash flows. Loan-backed and structured securities in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Amortization of premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality loan-backed and structured securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For loan-backed and structured securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (e.g., interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

All acquisitions of securities are recorded in the financial statements on a trade date basis except for the acquisitions of private placement bonds, which are recorded on the funding date.

Preferred Stocks

Preferred stocks in “good standing” (NAIC designation of 1 to 3) are valued at amortized cost. Preferred stocks “not in good standing” (NAIC designation of 4 to 6) are valued at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for preferred stocks.

Common Stocks

Common stocks include the Company’s investments in unaffiliated stocks which are carried at fair value. Unrealized gains and losses are reflected in surplus, net of deferred taxes. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for common stocks.

Other than Temporary Impairments

The cost basis of bonds and equity securities is adjusted for impairments in value that are deemed to be other than temporary. An other-than-temporary loss is recognized in net income when it is anticipated that the amortized cost will not be recovered. Factors considered in evaluating whether a decline in value is other than temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; (3) the financial condition and near-term prospects of the issuer; and (4) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

When a bond (other than loan-backed and structured securities), preferred stock or common stock is deemed other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a realized loss and reported in net income if the loss is credit related, or deferred in the interest maintenance reserve ("IMR") if interest related for bonds.

For loan-backed and structured securities, the entire difference between the security’s amortized cost and its fair value is recognized in net income only when the Company (1) has the intent to sell the security or (2) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss is recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment ("OTTI"), the impaired bond security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted (or amortized) into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts, premiums, deferred origination fees, and specific valuation allowances, and are collateralized. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral as an unrealized loss in surplus, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by performing an internal or external current appraisal. If impairment is deemed to be other-than-temporary, which can include a loan modification that qualifies as a troubled debt restructuring (“TDR”), a direct write-down is recognized as a realized loss reported in net income, and a new cost basis for the individual mortgage loan, which is equal to the fair value of the collateral, less costs to obtain and sell, is established. Refer to Note 9 - Fair Value Measurements, for a discussion of the valuation approach and methods for mortgage loans.

The Company accrues interest income on mortgage loans to the extent it is deemed collectible. The Company places loans on non-accrual status, and ceases to recognize interest income when management determines that the collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on mortgage loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a mortgage loan has any investment income due and accrued that is 90 days past due and collectible, the investment income will continue to accrue but all accrued interest related to the mortgage loan is reported as a nonadmitted asset, until such time that it has been paid or is deemed uncollectible.

Real Estate

Real estate includes properties that are directly-owned real estate properties and real estate property investments that are directly and wholly-owned through a limited liability company and meet certain criteria. Real estate held for the production of income are stated at cost less accumulated depreciation and encumbrances. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less encumbrances and estimated costs to sell, which may result in an OTTI recognized as a realized loss in net income. Depreciation of real estate held for the production of income is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful life.

10

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Loans

Policy loans are stated at the aggregate balance due. The excess of the unpaid balance of a policy loan that exceeds the cash surrender value is nonadmitted.

Limited Partnerships and Limited Liability Companies

Limited partnerships and limited liability companies which have admissible audits are carried at the underlying audited equity of the investee. The financial statements of equity method investees are usually not received sufficiently timely for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag.

The new cost basis of an impaired limited partnership is not adjusted for subsequent increases in the underlying audited equity of the investee. The Company nonadmits the entire investment when an admissible audit is not performed. Dividends and distributions from limited partnerships and limited liability companies, other than those deemed a return of capital, are recorded in net investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes.

Low-Income Housing Tax Credit (“LIHTC”) investments, which are included in limited partnerships and other invested assets, are recorded at proportional amortized cost and include remaining unfunded commitments. The carrying value of the investment is amortized into income in proportion to the actual and projected future amounts of tax credits and deductible losses. The amortization is recorded through net investment income.

Derivative Instruments

Derivative instruments that qualify and are designated for hedge accounting IMR are transferred to the IMR, net of taxes.

Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities, other income for hedges of liabilities, and net realized capital gains and losses for hedges of net investments in foreign operations. Net realized gains and losses are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item and when subject to the IMR, are transferred to the IMR, net of taxes.

Derivative instruments that do not qualify or are not designated for hedge accounting are carried at fair value and changes in fair value are recorded in surplus as unrealized gains and losses, net of deferred taxes. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities and other income for hedges of liabilities and net realized capital gains and losses for hedges of foreign net investments and credit default swaps. Upon termination or maturity the gains or losses on these contracts are recognized in net realized capital gains and losses, net of taxes. Realized gains or losses on terminated or matured derivatives, which are subject to the IMR, are transferred to the IMR, net of taxes.
Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments that have original maturities of three months or less at date of purchase and are carried at amortized cost. Cash and cash equivalents also include money market mutual funds which are stated at fair value. Short-term investments consist of securities with remaining maturities of one year or less, but greater than three months at the time of acquisition and are carried at amortized cost, which approximates fair value.

11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Asset Valuation Reserve

The asset valuation reserve ("AVR") is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales (net of taxes) of bonds, preferred stocks mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses (net of taxes) on terminated interest rate related derivatives which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged using the grouped method. An interest related other-than-temporary impairment occurs when the Company has the intent to sell an investment, at the reporting date, before recovery of the cost of the investment. For loan-backed and structured securities, the non-interest related other-than-temporary impairment is booked to the AVR, and the interest related portion to the IMR.
Loaned Securities and Repurchase Agreements
The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability in amounts payable under security lending agreements. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets sold. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income which is earned over the life of the agreement. The liability for repurchasing the assets is included in other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.
Premiums and Related Expenses
Life premiums are recognized as revenue when due. Annuity considerations are recognized as revenue when received. Commissions and other costs associated with acquiring new business are charged to operations as incurred. Amounts received or paid under deposit type contracts without mortality or morbidity risk are not reported as income or benefits but are recorded directly as an adjustment to the liability for deposit funds.
Net Investment Income
Income from investments, including amortization of premium, accrual of discount and similar items, is recorded within net investment income, unless otherwise stated herein.

12

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Policy Reserves
Policy reserves are based on mortality tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual benefits. The Company holds reserves greater than those developed under the minimum statutory reserving rules when the valuation actuary determines that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The valuation actuary monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves. Refer to Note 12 - Insurance Liabilities, for discussion of reserves in excess of minimum NAIC requirements.
Federal Income Taxes
Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus (except for the net deferred tax asset related to unrealized gains, which is included in unrealized gains and losses). Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance, if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company is a member of an affiliated group, which files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. This tax allocation agreement provides that the Company computes its share of the consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in the New York Life's consolidated returns. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law, making significant changes to the U.S. Internal Revenue Code ("IRC").

On February 8, 2018, the NAIC issued Interpretation 18-01 ("INT 18-01") to address the reporting and updating of estimates that companies are required to reflect as various accounting adjustments in their financial statements as a result of the TCJA. This guidance provides that, although some accounting computations may be considered complete, other accounting computations or assessments may be considered incomplete when the financial statements are filed. As such, for those items which are incomplete but for which a reasonable estimate can be made, those amounts should be recorded as provisional in the financial statements not to extend beyond one year of the TCJA enactment date of December 22, 2017. See Note 16 - Income Taxes for additional information on the TCJA and the INT 18-01 provisional amounts.
Separate Accounts
The Company has established both non-guaranteed and guaranteed separate accounts with varying investment objectives which are segregated from the Company’s general account and are maintained for the benefit of separate accounts policyholders. Assets held in non-guaranteed separate accounts are stated at market value. Assets held in guaranteed separate accounts are carried at the same basis as the general account up to the value of policyholder reserves and at fair value thereafter.

13

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

The liability for separate accounts represents policyholders’ interests in the separate accounts assets, excluding liabilities representing due and accrued transfers to the general account. The liability for non-guaranteed separate accounts represents policyholders’ interests in the separate accounts assets, including accumulated net investment income and realized and unrealized gains and losses on those assets. For the guaranteed separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.
Other Assets and Liabilities
Other assets primarily consist of net DTAs and other receivables.

Other liabilities primarily consist of payable to parent, derivative liabilities, amounts payable for undelivered securities and reinsurance payables.
Nonadmitted Assets
Under statutory accounting practices, certain assets are designated as nonadmitted assets and are not included in the accompanying Statutory Statements of Financial Position since these assets are not permitted by the DSID to be taken into account in determining the Company’s financial condition.

Nonadmitted assets typically include agents’ debit balances, DTAs not realizable within three years, and receivables over ninety days past due. Changes to nonadmitted assets are reported as a direct adjustment to surplus in the accompanying Statutory Statements of Changes in Surplus.
Fair Value of Financial Instruments and Insurance Liabilities
Fair value of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of investments held is reported in Note 6 - Investments. Fair values for derivative instruments are included in Note 7 - Derivative Instruments and Risk Management. Fair values for insurance liabilities are reported in Note 12 - Insurance Liabilities. The aggregate fair value of all financial instruments summarized by type is included in Note 9 - Fair Value Measurements.
Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

At the inception of a guarantee, the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee.
Foreign Currency Transactions
For foreign currency items, income and expenses are translated at the average exchange rate for the period, while assets and liabilities are translated using the spot rate in effect at the date of the statements. Changes in the asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses in surplus until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized capital gains and losses are reversed, and the foreign exchange gain or loss for the entire holding period is recorded as a realized capital gain or loss in net income.

14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at either the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company's insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.

The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on technology systems and solutions to conduct business and to retain, store and manage confidential information. The failure of the Company’s technology systems and solutions, or those of a vendor, for any reason has the potential to disrupt its operations, result in the loss of customer business, damage the Company’s reputation, and expose the Company to litigation and regulatory action, all of which could adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Changes in Accounting Principles

Accounting changes adopted to conform to the provisions of NAIC SAP or other state prescribed accounting practices are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is generally reported as an adjustment to unassigned surplus in the period of the change in accounting principle. Generally, the cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no significant accounting changes in 2018 or 2017.

In 2017, the NAIC adopted revisions to Statement of Statutory Accounting Practice ("SSAP") 37 “Mortgage Loans.” The revisions clarify the types of mortgage loan transactions that qualify for accounting and reporting under SSAP 37 in instances where the reporting entity is not the only lender in a mortgage loan transaction. The revisions also incorporate additional disclosures. The adoption of these revisions did not have an impact on the Company’s statement of financial positions or results of operations. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

In 2016, the NAIC adopted revisions to SSAP 103 “Transfers and Servicing of Financial Assets.” The revisions incorporate new required disclosures for repurchase and reverse repurchase transactions with an effective date of December 31, 2017. New disclosures related to the adoption of this guidance are included in Note 6 - Investments.

15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS (continued)

Future Adoption of New Accounting Pronouncement
In 2016, the NAIC announced that enough states had passed the new standard valuation law to make the Principle Based Reserving ("PBR") valuation manual operative for individual life products. Under PBR, companies will hold reserves at the higher of the three basis; a) the formulaic reserve using prescribed factors or b) the reserve computed under a single economic scenario using justified company experience assumptions which consists of mortality, expenses and policyholder behavior among other assumptions or c) the reserve based on a wide range of future economic conditions using justified company experience assumptions which consists of mortality, expenses and policyholder behavior among other assumptions. Products passing certain specified exclusion tests may be exempt from the calculation of reserves under b) and/or c) above. Insurers are allowed to voluntarily adopt the new standard on a prospective basis to insurance policies issued on or after January 1, 2017. The new standard is mandatory for policies issued on or after January 1, 2020. The Company is assessing the impact of this guidance on its financial statements.

NOTE 6 - INVESTMENTS

Bonds
The carrying value and estimated fair value of bonds at December 31, 2018 and 2017, by maturity, were as follows (in millions):

	2018		2017
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$4,523	$4,540	$3,759	$3,804
Due after one year through five years	24,938	24,904	23,810	24,349
Due after five years through ten years(1)	31,247	30,718	30,750	31,508
Due after ten years	24,212	24,376	23,980	25,610
Total	$84,920	$84,538	$82,299	$85,271
(1) Includes an affiliated bond issued by Madison Capital Funding LLC (“MCF”). Refer to Note 11 - Related Party Transactions for a more detailed discussion of related party investments.

Corporate bonds are shown based on contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and asset-backed securities ("ABS") are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

In addition to the information disclosed above, short-term investments with a carrying value of $8 million and $15 million at December 31, 2018 and 2017, respectively, and cash equivalents with a carrying value of $2,056 million and $2,280 million at December 31, 2018 and 2017, respectively are due in one year or less. Carrying value approximates fair value for these investments.

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

At December 31, 2018 and 2017, the distribution of gross unrealized gains and losses on bonds were as follows (in millions):

	2018
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$5,731	$194	$135	$5,790
All other governments	314	22	2	334
U.S. special revenue and special assessment	15,451	585	280	15,756
Industrial and miscellaneous unaffiliated	61,515	787	1,554	60,748
Parent, subsidiaries, and affiliates	1,909	1	—	1,910
Total	$84,920	$1,589	$1,971	$84,538

	2017
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$6,161	$280	$84	$6,357
All other governments	298	29	1	326
U.S. special revenue and special assessment	14,664	843	128	15,379
Industrial and miscellaneous unaffiliated	59,301	2,194	276	61,219
Parent, subsidiaries, and affiliates	1,875	115	—	1,990
Total	$82,299	$3,461	$489	$85,271

Common and Preferred Stocks

The carrying value of and change in unrealized gains (losses) generated by common and preferred stocks at December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018		2017		2016
	Carrying Value	Change in Unrealized Gains (Losses)	Carrying Value	Change in Unrealized Gains (Losses)	Carrying Value	Change in Unrealized Gains (Losses)
Common stocks	$1,315	$(142)	$1,393	$117	$1,079	$46
Preferred stocks	12	—	13	—	11	—
Total	$1,327	$(142)	$1,406	$117	$1,090	$46
Mortgage Loans
The Company’s mortgage loans are diversified by property type, location and borrower, and are collateralized. The maximum and minimum lending rates for new commercial mortgage loans funded during 2018 were 8.4% and 3.4% and funded during 2017 were 10.6% and 2.6%, respectively. The maximum percentage of any one commercial loan to the value of the collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 92.4% (average percentage was 52.7% and 52.4% at December 31, 2018 and 2017, respectively). The maximum percentage of any residential loan to the value of the collateral at the time of the loan was 80% (average percentage was 49.3% and 43.4% at December 31, 2018 and 2017, respectively). The Company has no significant credit risk exposure to any one individual borrower.

17

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The majority of the Company's commercial mortgage loans were held in a form of participations with the carrying value of $14,088 million and $13,520 million at December 31, 2018 and 2017, respectively. These loans were originated or acquired by New York Life. For residential mortgages, the carrying value of participations with New York Life are $2 million and $5 million at December 31, 2018 and 2017 respectively. Refer to Note 11- Related Party Transactions for more details.

At December 31, 2018 and 2017, the distribution of the mortgage loan portfolio by property type and geographic location were as follows ($ in millions):

	2018		2017
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Apartment buildings	$4,597	32.4%	$4,049	29.6%
Office buildings	4,150	29.2	3,995	29.3
Retail facilities	3,364	23.7	3,615	26.5
Industrial	1,866	13.1	1,718	12.6
Hotels	202	1.4	216	1.6
Residential	24	0.2	35	0.3
Other	6	—	30	0.2
Total	$14,210	100.0%	$13,657	100.0%

	2018		2017
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Location:
South Atlantic	$3,562	25.1%	$3,396	24.9%
Central	3,520	24.8	3,338	24.4
Middle Atlantic	3,030	21.3	2,852	20.9
Pacific	2,916	20.5	2,830	20.7
New England	1,183	8.3	1,155	8.5
Other	—	—	86	0.6
Total	$14,210	100.0%	$13,657	100.0%

At December 31, 2018 and 2017, $3 million and $4 million, respectively, of mortgage loans were past due 90 days and over.

The Company maintains a watchlist of commercial loans that may potentially be impaired. The general guidelines analyzed to include commercial loans within the watchlist are loan-to-value ratio (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events, among others. Loans placed on the watchlist generally take priority in being revalued in the Company’s inspection/evaluation commercial loan program that revalues properties securing commercial loans. The guideline for analyzing residential loans occurs once a loan is 60 or more days delinquent. At that point, an appraisal or broker’s price opinion of the underlying asset is obtained.

18

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million is updated triennially, unless a more current appraisal is warranted. Commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. LTV, which is based on collateral values, is deemed as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2018 and 2017, LTVs on the Company’s mortgage loans were as follows (in millions):

	2018
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	43	—	—	—	—	—	43
71% to 80%	491	—	126	—	—	3	—	620
below 70%	4,106	4,108	3,238	1,866	202	21	6	13,547
Total	$4,597	$4,151	$3,364	$1,866	$202	$24	$6	$14,210

	2017
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	43	—	—	—		—	43
71% to 80%	253	32	161	4	—	5	—	455
below 70%	3,796	3,920	3,454	1,714	216	29	30	13,159
Total	$4,049	$3,995	$3,615	$1,718	$216	$34	$30	$13,657

At December 31, 2018 and 2017, impaired mortgage loans were as follows (in millions):

	2018
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$3	$3	$—	$—
Commercial	—	—	—	—	—	—
Total	$—	$—	$3	$3	$—	$—

	2017
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$4	$5	$—	$—
Commercial	—	—	—	5	—	—
Total	$—	$—	$4	$10	$—	$—

19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Real Estate
At December 31, 2018 and 2017, the carrying value of the Company’s real estate portfolio which is included in Other investments in the accompanying Statutory Statements of Financial Position, consisted of the following (in millions):

	2018	2017
Investment property	$56	$56
Acquired through foreclosure	1	1
Total real estate	$57	$57

At December 31, 2018 and 2017, the Company had $1 million and $1 million, respectively, of real estate that was held for sale, which consisted of residential properties acquired through foreclosure.
Limited Partnerships and Other Invested Assets
The carrying value of limited partnerships and other invested assets at December 31, 2018 and 2017 consisted of the following (in millions):

	2018	2017
Affiliated non-insurance subsidiaries	$630	$600
Limited partnerships and limited liability companies(1)	503	475
Other invested assets	121	109
LIHTC investments	66	87
Total limited partnerships and other invested assets	$1,320	$1,271

(1) At December 31, 2018 and 2017, the Company had $3 million and $12 million, respectively, of investments in limited partnerships and limited liability companies that were nonadmitted, and therefore, excluded from the amounts.

Net investment income (loss) and change in unrealized gains for limited partnerships and other invested assets for the years ended December 31, 2018, 2017 and 2016 consisted of the following (in millions):

	2018		2017		2016
	Net Investment Income (Loss)	Unrealized Gains	Net Investment Income (Loss)	Unrealized Gains	Net Investment Income (Loss)	Unrealized Gains
Limited partnerships and limited liability companies	$4	$—	$39	$9	$22	$12
Affiliated non-insurance subsidiaries	77	29	63	28	56	33
Other invested assets	6	—	5	1	6	—
LIHTC investments	(16)	—	(36)	—	(32)	—
Total limited partnerships and other invested assets	$71	$29	$71	$38	$52	$45
Limited partnerships and limited liability companies primarily consist of limited partnership interests in mezzanine funds, wind energy investments, and other equity investments. Distributions, other than those deemed a return of capital, are recorded as Net investment income in the accompanying Statutory Statements of Operations. Undistributed earnings are included in unrealized gains and losses in surplus.
20

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Affiliated non-insurance subsidiaries consist of the Company's equity investment in MCF. Refer to Note 11 - Related Party Transactions for more details. Dividends are recorded in Net investment income in the accompanying Statutory Statements of Operations when declared and changes in the equity of subsidiaries are recorded in unrealized gains and losses in surplus.

Other invested assets consist primarily of other investments with characteristics of debt. Interest earned on these investments is included in Net investment income in the accompanying Statutory Statements of Operations.

The Company receives tax credits related to its investments in LIHTC partnerships. The Company’s unexpired tax credits on its investments in LIHTC expire within a range of 1 year to 11 years. During 2018 and 2017, the Company recorded amortization on these investments under the proportional amortized cost method of $16 million and $36 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $26 million, $34 million, and $42 million for 2018, 2017 and 2016, respectively. The minimum holding period required for the Company’s LIHTC investments extends from 1 years to 13 years. The LIHTC investments are periodically subject to regulatory reviews by housing authorities where the properties are located. The Company is not aware of any adverse issues related to such regulatory reviews The Company's investment in LIHTC partnerships includes $11 million and $17 million of unfunded commitments at December 31, 2018 and 2017, respectively.
Assets on Deposit or Pledged as Collateral
At December 31, 2018 and 2017, the Company’s restricted assets (including pledged collateral) were as follows ($ in millions):

	2018
	Gross (Admitted and Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$675	0.44%	0.44%
Subject to reverse repurchase agreements	220	223	(3)	220	0.14%	0.14%
Letter stock or securities restricted as to sale - excluding Federal Home Loan Bank (“FHLB”) capital stock	19	7	12	19	0.01%	0.01%
FHLB capital stock	28	26	2	28	0.02%	0.02%
On deposit with states	3	4	(1)	3	0.00%	0.00%
Total restricted assets	$945	$935	$10	$945	0.61%	0.62%

21

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

	2017
	Gross (Admitted and Nonadmitted) Restricted				Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$675	0.44%	0.44%
Subject to reverse repurchase agreements	223	298	(75)	223	0.15%	0.15%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	7	15	(8)	7	0.00%	0.00%
FHLB capital stock	26	24	2	26	0.02%	0.02%
On deposit with states	4	4	—	4	0.00%	0.00%
Total restricted assets	$935	$1,016	$(81)	$935	0.61%	0.61%

Loaned Securities and Repurchase Agreements
The Company participates in securities lending programs whereby securities, which are included in investments, are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. At December 31, 2018 and 2017, the Company recorded cash collateral received under these agreements of $675 million, and established a corresponding liability for the same amount, which is included in Amounts payable under security lending agreements in the accompanying Statutory Statements of Financial Position. For securities lending transactions, the carrying value of securities classified as bonds and on loan at December 31, 2018 was $685 million, with a fair value of $659 million. At December 31, 2017, the carrying value was $638 million, with a fair value of $660 million. The reinvested collateral is reported in bonds, cash equivalent and short-term investments in the accompanying Statutory Statements of Financial Position. The total fair value of all reinvested collateral positions was $687 million and $684 million at December 31, 2018 and 2017, respectively.

The Company participates in dollar repurchase agreements to sell and repurchase securities. The purchaser of the securities is permitted to sell or repledge those securities. The liability for repurchasing the assets is included in Borrowed money in the accompanying Statutory Statements of Financial Position. At December 31, 2018 and 2017, the Company was not a party to any dollar repurchase agreements in the general and separate accounts.

At December 31, 2018, the carrying value and fair value of securities held under agreements to purchase and resell was $220 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of two days and a weighted average yield of 2.9%. At December 31, 2017, the carrying value and fair value of securities held under agreements to purchase and resell was $223 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of four days and a weighted average yield of 1.4%.

22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Collateral Received
At December 31, 2018 and 2017, assets received as collateral are reflected within the accompanying Statutory Statements of Financial Position, along with a liability to return such collateral were as follows ($ in millions):

	2018
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	307	307	0.3	0.3
Total	$982	$982	0.9%	0.9%

	2017
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	203	203	0.2	0.2
Total	$878	$878	0.8%	0.8%

Cash received on securities lending transactions and repurchase agreements is then reinvested in short-term investments and bonds with various maturities.

	2018		2017
Recognized Liability to Return Collateral	Amount	% Total Liabilities	Amount	% Total Liabilities
Amounts payable under securities lending agreements	$675	0.6%	$675	0.7%
Other liabilities (derivatives)	302	0.3	174	0.2
Separate accounts liabilities (derivatives)	5	—	29	—
Total	$982	0.9%	$878	0.9%

23

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Composition of Collateral Received
The following table presents the term and amounts of cash collateral received under general account securities lending agreements at December 31, 2018 and 2017 (in millions):

	2018
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$58	$—	$—	$—	$—	$58
U.S. government corporation and agencies	38	—	—	—	—	38
Foreign governments	5	—	—	—	—	5
U.S. corporate	471	—	—	—	—	471
Foreign corporate	103	—	—	—	—	103
Non-agency ABS	—	—	—	—	—	—
Total general account securities lending transactions	$675	$—	$—	$—	$—	$675

	2017
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$394	$—	$—	$—	$—	$394
U.S. government corporation and agencies	12	—	—	—	—	12
Foreign governments	5	—	—	—	—	5
U.S. corporate	226	—	—	—	—	226
Foreign corporate	38	—	—	—	—	38
Non-agency ABS	—	—	—	—	—	—
Total general account securities lending transactions	$675	$—	$—	$—	$—	$675

At December 31, 2018 and 2017, there were no separate account securities cash collateral received under securities lending agreements.

24

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Reinvestment of Collateral Received
The following tables present the term and aggregate fair value of all securities acquired from the reinvestment of all collateral received at December 31, 2018 and 2017 (in millions):

	2018		2017
	General Account Securities Lending		General Account Securities Lending
Period to Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 days or less	448	448	409	409
31 to 60 days	25	25	31	31
61 to 90 days	5	5	5	5
91 to 120 days	—	—	—	—
121 to 180 days	11	11	14	14
181 to 365 days	40	40	19	19
1 to 2 years	85	85	77	77
2 to 3 years	62	62	93	94
Greater than 3 years	11	11	35	35
Total collateral reinvested	$687	$687	$683	$684

To help manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company invests in highly liquid assets.
Insurer Self-Certified Securities
The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities" ($ in millions):

General Account	2018			2017
Investments	Number of 5GI Securities	Carrying Value	Estimated Fair Value	Number of 5GI Securities	Carrying Value	Estimated Fair Value
Bonds	2	$3	$1	—	$—	$—
Loan-backed and structured securities	3	5	5	2	54	54
Total	5	$8	$6	2	$54	$54

The Company did not have any 5GI securities in its separate accounts at December 31, 2018 and 2017.
Wash Sales
In the course of the Company’s investment management activities, securities may be sold and purchased within 30 days of the sale date to meet individual portfolio objectives and to achieve the ongoing rebalancing of exposure.

25

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The details by NAIC designation of 3 or below, or unrated, of securities sold during the years ended December 31, 2018 and 2017 (there were none during 2016), and reacquired within 30 days of the sale date are as follows ($ in millions):

2018
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	—	$—	$—	$—
Bonds	NAIC 4	4	1	1	—
Bonds	NAIC 5	1	—	—	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	1	—	—	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		497	70	72	3
		503	$71	$73	$3

2017
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	2	$3	$3	$—
Bonds	NAIC 4	1	1	1	—
Bonds	NAIC 5	4	2	1	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	1	1	1	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		455	53	52	4
		463	$60	$58	$4

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, equity, and currency risk. These derivative instruments include foreign currency forwards, interest rate and equity options, interest rate futures, interest rate, inflation, and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange traded derivatives are executed through regulated exchanges and require daily posting of initial and variation margin. The Company is exposed to credit risk resulting from default of the exchange.

26

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange traded futures, OTC-cleared derivatives require initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset amounts for derivatives executed with the same counterparty under the same master netting agreement with the associated collateral.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes ("CSAs") negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In addition, certain of the Company’s contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments The aggregate fair value of all OTC-bilateral derivative instruments with credit-risk-related contingent features that are in a net liability position at December 31, 2018 was $2 million, for which the Company has posted collateral with a fair value of $2 million. If the credit contingent features had been triggered at December 31, 2018, the Company estimates that it would not have had to post additional collateral for either a one notch downgrade in the Company’s credit rating or for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date. At December 31, 2018, the Company held collateral for derivatives of $325 million, including $23 million of securities. Fair value of derivatives in a net asset position, net of collateral, was $1 million at December 31, 2018.
Interest Rate Risk Management
The Company enters into various types of interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate (Treasury) futures are used by the Company to manage duration of the Company's fixed income portfolio. Interest rate futures are exchange traded contracts to buy or sell a bond at a specific price at a future date.

27

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts, the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contract until an agreed upon interest rate ceiling, if applicable.
Currency Risk Management
The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception and calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.
Equity Risk Management
The Company purchases equity put options to minimize exposure to the equity risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid related to option contracts at the time the agreements are entered into.
Hedge Effectiveness
To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge, including the item and risk that is being hedged, the derivative that is being used, and how effectiveness is assessed.

A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The Company formally assesses effectiveness of its hedging relationships both at hedge inception and on an ongoing basis in accordance with its risk management policy. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument are within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item, (2) the derivative expires or is sold, terminated, or exercised, (3) it is probable that the forecasted transaction for which the hedge was entered into will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

The Company did not have any cash flow hedges of forecasted transactions except for cash flow hedges related to payments of variable interest on existing financial instruments, for the years ended December 31, 2018 and 2017.

28

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following tables present the notional amount, gross fair value and carrying value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting at December 31, 2018 and 2017 (in millions):

	2018
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$68	$13	$—	$14	$—
Interest rate swaps	Interest	12	3	—	—	—
Total derivatives qualifying and designated		80	16	—	14	—
Derivatives not designated:
Foreign currency forwards	Currency	195	3	—	3	—
Foreign currency swaps	Currency	3,227	309	42	309	42
Futures	Interest	18	—	—	—	—
Equity options	Equity	652	33	—	33	—
Interest rate options	Interest	44,773	32	—	32	—
Interest rate swaps	Interest	2,754	27	62	27	62
Total derivatives not designated		51,619	404	104	404	104
Total derivatives		$51,699	$420	$104	$418	$104
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within other investments and the carrying value of derivatives in a liability position is reported within other liabilities in the accompanying Statutory Statements of Financial Position.

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

	2017
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash Flow Hedges:
Foreign currency swaps	Currency	$68	$9	$—	$9	$—
Interest rate swaps	Interest	12	3	—	—	—
Total derivatives qualifying and designated		80	12	—	9	—
Derivatives not designated:
Foreign currency forwards	Currency	117	1	1	1	1
Foreign currency swaps	Currency	2,594	162	83	162	83
Futures	Interest	14	—	—	—	—
Equity options	Equity	652	32	—	32	—
Interest rate options	Interest	11,048	4	—	4	—
Interest rate swaps	Interest	3,208	28	24	28	24
Total derivatives not designated		17,633	227	108	227	108
Total derivatives		$17,713	$239	$108	$236	$108
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within other investments and the carrying value of derivatives in a liability position is reported within other liabilities in the accompanying Statutory Statements of Financial Position.
Cash Flow Hedges
The Company’s cash flow hedges primarily include hedges of floating rate securities and foreign currency denominated assets. Derivative instruments used in cash flow hedges that meet criteria indicating that they are highly effective are valued and reported in a manner that is consistent with the hedged asset.

The Company designates and accounts for the following as qualified cash flow hedges: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

The following table presents the effects of derivatives in cash flow hedging relationships for the years ended December 31, 2018, 2017 and 2016 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2018	2017	2016	2018	2017	2016	2018	2017	2016
Foreign currency swaps	$5	$(1)	$(16)	$—	$(4)	$10	$1	$1	1
Interest rate swaps	—	—	—	—	—	—	—	—	1
Total	$5	$(1)	$(16)	$—	$(4)	$10	$1	$1	$2
(1) The amount of gain (loss) recognized in surplus is reported as a change in net unrealized losses on investments in the accompanying Statutory Statements of Changes in Surplus.

30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated
The following table summarizes the surplus and net income impact on derivative instruments not designated for hedge accounting for the years ended December 31, 2018, 2017 and 2016 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2018	2017	2016	2018	2017	2016	2018	2017	2016
Equity options	$9	$(15)	$3	$—	$—	$(6)	$(7)	$(7)	(10)
Foreign currency forwards	3	(5)	3	9	(5)	1	—	—	—
Foreign currency swaps	187	(239)	127	3	10	(9)	35	30	26
Futures	—	—	—	(1)	—	—	—	—	—
Interest rate options	(2)	(3)	13	—	—	—	(13)	(8)	(15)
Interest rate swaps	(39)	5	(7)	(27)	—	—	10	19	21
Total	$158	$(257)	$139	$(16)	$5	$(14)	$25	$34	$22
(1) The amount of gain (loss) recognized in surplus is reported as a change in net unrealized gains (losses) on investments in the accompanying Statutory Statements of Changes in Surplus.

NOTE 8 - SEPARATE ACCOUNTS
Separate Accounts Activity
The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. The Company reported separate accounts assets and liabilities from the following product lines/transactions into separate accounts:

•	Variable universal life (“VUL”) insurance products guaranteed

•	VUL insurance products non-guaranteed

•	Variable annuity (“VA”) products non-guaranteed

•	Universal life (“UL”) insurance products guaranteed

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

The separate accounts are subject to Section 2932 of the Delaware Insurance Code and the regulations there under. Assets of guaranteed separate accounts are invested in accordance with the provisions of Chapter 13 of the Delaware Insurance Code.

All items that were permitted for separate accounts reporting were supported by state statute.

31

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8 - SEPARATE ACCOUNTS (continued)

The assets legally and not legally insulated from the general account at December 31, 2018 and 2017 are attributed to the following products/transactions (in millions):

	2018		2017
Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(1)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(2)
VUL insurance products guaranteed	$195	$6	$240	$9
VUL insurance products non-guaranteed	6,913	3	7,424	1
VA products non-guaranteed	25,348	33	27,637	30
UL insurance products guaranteed	5,960	8	5,904	41
Total	$38,416	$50	$41,205	$81

(1) Separate accounts assets classified as not legally insulated support $33 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $1 million of payable for securities, $10 million of derivatives, $5 million of other liabilities and $1 million of surplus.
(2) Separate accounts assets classified as not legally insulated support $30 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $11 million of payable for securities, $36 million of derivatives, $3 million of other liabilities and $1 million of surplus.
Guaranteed Separate Accounts
The Company maintains four guaranteed separate accounts for universal life insurance policies and one guaranteed separate accounts for a private placement variable universal life policy, with assets of $6,169 million and $6,195 million at December 31, 2018 and 2017, respectively. These accounts provide a guarantee of principal and interest with a market value adjustment imposed upon certain surrenders. A transfer adjustment charge is imposed upon certain transfers. Interest rates on these contracts may be adjusted periodically. The assets of these separate accounts are stated at amortized cost up to the value of policyholder reserves and at fair value thereafter. Certain derivatives not qualifying for hedge accounting are stated at fair value.
Non-Guaranteed Separate Accounts
The Company maintains non-guaranteed separate accounts for its VA and VUL products, some of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $32,297 million and $35,092 million at December 31, 2018 and 2017, respectively. The assets of these separate accounts represent investments in shares of New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Certain of these variable contracts have guaranteed minimum death benefit (“GMDB”) and guaranteed minimum accumulation benefit (“GMAB”) features that are guaranteed by the assets of the general account.

To compensate the general account for the risk taken, the separate accounts have paid risk charges as follows for the past five years (in millions):

Year	Amount
2018	$54
2017	$51
2016	$49
2015	$46
2014	$39

32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8 - SEPARATE ACCOUNTS (continued)

The general account of the Company made payments toward separate accounts guarantees as follows for the past five years (in millions):

Year	Amount
2018	$7
2017	$7
2016	$9
2015	$7
2014	$4

The general account holds reserves on these guarantees. Refer to Note 12 - Insurance Liabilities, for discussion of GMAB and GMDB reserves.

Information regarding the separate accounts of the Company for the years ended December 31, 2018 and 2017 is as follows (in millions):

	2018
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$8	$—	$1,911	$1,919
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$31,382	$31,382
Amortized cost	5,663	485	—	6,148
Total reserves	$5,663	$485	$31,382	$37,530
By withdrawal characteristics:
With fair value adjustment	$5,663	$485	$—	$6,148
At fair value	—	—	31,382	31,382
Total reserves	$5,663	$485	$31,382	$37,530

	2017
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$6	$—	$1,942	$1,948
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$34,098	$34,098
Amortized cost	5,658	476	—	6,134
Total reserves	$5,658	$476	$34,098	$40,232
By withdrawal characteristics:
With fair value adjustment	$5,658	$476	$—	$6,134
At fair value	—	—	34,098	34,098
Total reserves	$5,658	$476	$34,098	$40,232

33

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8 - SEPARATE ACCOUNTS (continued)

The following is a reconciliation of net transfers to (from) the general account to the separate accounts (in millions):

	2018	2017	2016
Transfers as reported in the Separate Accounts Statement:
Transfers to separate accounts	$1,918	$1,948	$1,477
Transfers from separate accounts	(2,128)	(1,705)	(1,176)
Net transfers to (from) separate accounts	(210)	243	301
Reconciling adjustment:
Reinsurance ceded	—	(3)	(4)
Net transfers as reported in the Company’s
Statutory Statements of Operations	$(210)	$240	$297

NOTE 9 - FAIR VALUE MEASUREMENTS

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, "Fair Value Measurements". Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

34

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

Determination of Fair Value
The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.
In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee is comprised of representatives from the Company’s Investment Management group, Controller’s, Compliance and Security Operations. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

The following tables present the carrying amounts and estimated fair value of the Company’s financial instruments at December 31, 2018 and 2017 (in millions):

	2018
	Fair Value	Carrying Value		Level 1		Level 2		Level 3		NAV as a Practical Expedient		Not Practicable
Assets:
Bonds	$84,538	$84,920		$51		$81,405		$3,082		$—		$—
Preferred stocks	21	12		—		—		21		—		—
Common stocks(1)	1,315	1,315		1,227		—		37		51		—
Mortgage loans	14,183	14,210		—		—		14,183		—		—
Cash, cash equivalents and short-term investments	1,891	1,891		86		1,805		—		—		—
Derivatives	420	418		—		388		32		—		—
Derivatives collateral	3	3		—		3		—		—		—
Other invested assets(1)	209	187		—		96		113		—		—
Investment income due and accrued	712	712		—		712		—		—		—
Separate accounts assets	38,466	38,466		32,035		5,284		874		273		—
Total assets	$141,758	$142,134		$33,399		$89,693		$18,342		$324		$—
Liabilities:
Annuities certain	$942	$940	—	$—	—	$—	—	$942	—	$—	—	$—
Derivatives	104	104		—		104		—		—		—
Derivatives collateral	302	302		—		302		—		—		—
Amounts payable under securities lending agreements	676	676		—		676		—		—		—
Separate accounts liabilities - derivatives	17	11		—		11		6		—		—
Total liabilities	$2,041	$2,033		$—		$1,093		$948		$—		$—
(1)Excludes investments accounted for under the equity method.

35

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2017
	Fair Value	Carrying Value	Level 1	Level 2	Level 3	Not Practicable
Assets:
Bonds	$85,271	$82,299	$—	$82,096	$3,175	$—
Preferred stocks	19	13	—	2	17	—
Common stocks(1)	1,393	1,393	1,354	7	32	—
Mortgage loans	13,939	13,657	—	—	13,939	—
Cash, cash equivalents and short-term investments	2,211	2,211	151	2,060	—	—
Derivatives	239	236	—	235	4	—
Derivatives collateral	22	22	—	22	—	—
Other invested assets(1)	228	196	—	89	139	—
Investment income due and accrued	692	692	—	692	—	—
Separate accounts assets	41,475	41,286	34,893	5,535	1,047	—
Total assets	$145,489	$142,005	$36,398	$90,738	$18,353	$—
Liabilities:
Annuities certain	$868	$837	$—	$—	$868	$—
Derivatives	108	108	—	108	—	—
Derivatives collateral	174	174	—	174	—	—
Amounts payable under securities lending agreements	675	675	—	675	—	—
Separate accounts liabilities - derivatives	36	36	—	36	—	—
Total liabilities	$1,861	$1,830	$—	$993	$868	$—
(1)Excludes investments accounted for under the equity method.
Bonds
Bonds reported as Level 1 represent investments in certain exchange traded funds, which are allowed to be reported as bonds per the SVO instructions. These assets are priced based on unadjusted quoted prices in an active market. Securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses an income-based valuation approach using a discounted cash-flow model or it may use a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognized, reliable and well regarded benchmarks by participants in the financial services industry, which represent the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions.

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

36

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Included in bonds is an affiliated bond from MCF with a carrying value and a fair value of $1,909 million at December 31, 2018, and a carrying value of $1,875 million and a fair value of $1,989 million at December 31, 2017. The fair value of this security is calculated internally and may include inputs that may not be observable. Therefore, this security is classified as Level 3.
Preferred Stocks
Preferred stocks valued using prices from third-party pricing services generally use a discounted cash flow model or a market approach to arrive at the security's fair value and are classified as Level 2. Preferred stocks classified as Level 3 are valued based on internal valuations where significant inputs are deemed to be unobservable.
Common Stocks
These securities are mostly comprised of exchange traded U.S. and foreign common stock and mutual funds. The fair value of these securities is primarily based on unadjusted quoted prices in active markets that are readily and regularly available and are classified as Level 1. Common stocks priced through an internal valuation where significant inputs are deemed to be unobservable, including securities issued by government organizations where fair value is fixed, are classified as Level 3. For common stocks that do not have a readily available fair value, NAV is used as a practical expedient.
Mortgage Loans
The estimated fair value of mortgage loans is determined using an income approach, based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs. These investments are classified as Level 3.
Cash, Cash Equivalents, Short-term Investments and Investment Income Due and Accrued
Cash on hand and money market mutual funds are classified as Level 1. Cash overdrafts (i.e. outstanding checks) are classified as Level 2. Due to the short-term maturities of cash equivalents, short-term investments, and investment income due and accrued, carrying value approximates fair value and are classified as Level 2.
Derivatives
The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives that are exchange-traded, which are valued using quoted prices in an active market. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, and other factors. Exchange traded derivatives are valued using a market approach as fair value is based on quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, where model inputs are observable for substantially the full term, are classified

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.
Derivatives Collateral
The carrying value of these instruments approximates fair value since these assets and liabilities are generally short-term in nature.
Other Invested Assets
Other invested assets are principally comprised of LIHTC investments and other investments with characteristics of debt. The fair value of LIHTC investments is derived using an income valuation approach, which is based on a discounted cash flow calculation using a discount rate that is determined internally and therefore classified as Level 3 (refer to Note 6 - Investments, for details on LIHTC investments). The fair value of the investments with debt characteristics is derived using an income valuation approach, which is based on discounted cash flow calculations that may or may not use observable inputs.
Separate Accounts Assets
Separate accounts assets reported as Level 1 in the fair value hierarchy are mostly comprised of exchange traded funds, common stocks and actively traded open-end mutual funds with a daily net asset value (“NAV”). The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third-party asset managers. Common stocks are generally traded on an exchange. Separate accounts assets reported as Level 2 relate to investments in U.S. government and treasury securities, corporate bonds and mortgage-backed securities. These separate accounts assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

The separate accounts also invest in limited partnerships and hedge fund investments. These investments are valued based on the latest NAV received.

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria (in millions):

2018
Category of Investment	Investment Strategy	Fair Value Determined using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$249	$—	Quarterly, Monthly	180 days or less
Hedge fund	Sector investing	23	—	Monthly	30 days
Hedge fund	Long/short equity	1	—	Monthly	30 days
Mutual funds	Multi-strategy, global allocation	51	—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$324	$—

38

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

2017
Category of Investment	Investment Strategy	Fair Value Determined using NAV		Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$232		$—	Quarterly, Monthly	180 days or less
Hedge fund	Sector investing	23		—	Monthly	30 days
Hedge fund	Long/short equity	2		—	Monthly	30 days
Mutual funds	Multi-strategy, global allocation	7		—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$264	(1)	$—
(1) The total fair value determined using NAV at December 31, 2017 included Level 2 and Level 3 investments of $75 million and $182 million, respectively.
Annuities Certain
Fair values for annuities certain liabilities are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.
Borrowed Money
Borrowed money consists of a financing arrangement. The carrying value of the financing arrangement approximates fair value.
Amounts Payable Under Securities Lending Agreements
Amounts due under securities lending consists of cash collateral received under securities lending agreements. Due to the short-term nature of the transactions, the carrying value approximates fair value.
Separate Accounts Liabilities – Derivatives
For separate accounts derivative instruments, fair value is determined using the same procedures as the general account disclosed above.

39

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

The following tables represent the balances of assets and liabilities measured at fair value at December 31, 2018 and 2017 (in millions):

	2018
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
U.S. corporate	$—	$6	$—	$—	$6
Non-agency RMBS	—	1	—	—	1
Non-agency ABS	—	3	21	—	24
Total bonds	—	10	21	—	31
Common stocks	1,227	—	37	51	1,315
Derivatives	—	372	32	—	404
Separate accounts assets	32,025	3	3	273	32,304
Total assets at fair value	$33,252	$385	$93	$324	$34,054
Liabilities at fair value
Derivatives	$—	$104	$—	$—	$104
Separate accounts liabilities - derivatives(1)	—	5	—	—	5
Total liabilities at fair value	$—	$109	$—	$—	$109
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

	2017
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets at fair value
Bonds
U.S. corporate	$—	$6	$—	$6
Non-agency RMBS	—	—	—	—
Non-agency ABS	—	—	1	1
Total bonds	—	6	1	7
Common stocks	1,354	7	32	1,393
Derivatives	—	223	4	227
Separate accounts assets	34,836	77	184	35,097
Total assets at fair value	$36,190	$313	$221	$36,724
Liabilities at fair value
Derivatives	$—	$108	$—	$108
Separate accounts liabilities - derivatives(1)	—	7	—	7
Total liabilities at fair value	$—	$115	$—	$115
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

40

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

The tables below present a reconciliation of Level 3 assets and liabilities for the years ended December 31, 2018 and 2017 (in millions):

	2018
	Balance at 1/1	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
Non-agency ABS	$1	$20	$(1)	$—	$(3)	$6	$—	$—	$(2)	$21
Total bonds	1	20	(1)	—	(3)	6	—	—	(2)	21
Common stocks	32	3	(3)	(1)	5	4	—	(3)	—	37
Derivatives	4	—	(1)	(13)	(2)	44	—	—	—	32
Separate accounts assets	184	—	—	(2)	3	—	—	—	—	185
Total	$221	$23	$(5)	$(16)	$3	$54	$—	$(3)	$(2)	$275

	2017
	Balance at 1/1	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
Non-agency ABS	$2	$—	$(1)	$—	$—	$—	$—	$—	$—	$1
Total bonds	2	—	(1)	—	—	—	—	—	—	1
Common stocks	28	3	—	2	(1)	3	—	(4)	—	32
Derivatives	15	—	—	(8)	(3)	—	—	—	—	4
Separate accounts assets	223	—	—	10	—	6	—	(55)	—	184
Total	$268	$3	$(1)	$4	$(4)	$9	$—	$(59)	$—	$221

Transfers Between Levels
Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads or as a result of a security measured at amortized cost at the beginning of the period, but measured at estimated fair value at the end of the period, or vice versa due to a ratings downgrade or upgrade.
Transfers between Levels 1 and 2
During the years ended December 31, 2018 and 2017, there were no transfers between Levels 1 and 2.
Transfers into and out of Level 3
The Company’s basis for transferring assets and liabilities into and out of Level 3 is based on changes in the observability of data, a change in the security’s measurement.

Transfers into Level 3 totaled $23 million for the year ended December 31, 2018, which primarily relates to $20 million of non-agency asset-backed securities which were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period, and common stock securities of $3 million that had a level change from 1 to 3. Transfers out of Level 3 totaled $5 million, which primarily relates to common stock securities of $3 million that had a level change from 3 to 1 and a non-agency asset-backed security of $1 million that had a level change from 3 to 2.

41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

Transfers into Level 3 totaled $3 million for the year ended December 31, 2017, which primarily relates to common stock securities that were moved from Level 1 to Level 3 due to the limited market observability on certain inputs used in the valuation model. Transfers out of Level 3 totaled $1 million, which primarily relates to non-agency residential mortgage-backed securities & non-agency asset-backed securities that were measured at fair value at the beginning of the period and measured at amortized cost at the end of the period.

There were no liabilities measured at fair value at December 31, 2018 and 2017.

The tables below present quantitative information on significant internally priced Level 3 assets at December 31, 2018 and 2017 ($ in millions):

	2018
	Fair Value (in millions)	Valuation Techniques	Unobservable Input	Range	Weighted Average
Common stocks	$6	Market comparable	Revenue multiple	6.1x	N/A

	2017
	Fair Value (in millions)	Valuation Techniques	Unobservable Input	Range	Weighted Average
Non-agency ABS	$1	Discounted cash flow	Discount rate	9.9	9.9%
Common stocks	$1	Market comparable	Revenue multiple	4.4x	N/A

The following is a description of the sensitivity to changes in unobservable inputs of the estimated fair value of the Company’s Level 3 assets included above, for which we have access to the valuation inputs, as well as the sensitivity to changes in unobservable inputs of the Level 3 assets that are valued based on external pricing information.
Asset Backed Securities
The asset backed security included in the table above relates to a private deal. For this security, a discounted cash flow calculation is used, the discount rate is calculated internally based on unobservable data and assumptions. A significant increase in the discount rate used to perform the discounted cash flow calculation for these securities, would significantly decrease the fair value of these securities. The opposite effect would occur if there were a significant decrease in the discount rate used.
Common Stocks
The Company’s Level 3 common stock investments mostly relate to the Company’s holdings in the FHLB of Pittsburgh's stock as described in Note 15 - Commitments and Contingencies. As prescribed in the FHLB of Pittsburgh's capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased or transferred at par value. Since there is not an observable market for the FHLB of Pittsburgh stock, these securities are held at cost and have been classified as Level 3. The cost basis of the FHLB of Pittsburgh stock was $28 million and $26 million at December 31, 2018 and 2017, respectively. For the other common stock investments included in Level 3, the valuation is performed using market comparables such as revenue and price to book multiples. An increase in the value of these inputs would result in an increase in fair value with the reverse being true for decreases in the value of these inputs.

42

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2018, 2017 and 2016, were as follows (in millions):

	2018		2017	2016
Bonds	$3,312		$3,193	$3,099
Common stocks - unaffiliated	40		37	23
Mortgage loans	609		582	559
Policy loans	54		53	57
Limited partnerships and other invested assets	71	—	71	52
Short-term investments	25		14	11
Derivative instruments	26		35	24
Real estate	4		4	4
Other investments	8		8	10
Gross investment income	4,149		3,997	3,839
Investment expenses	(161)		(146)	(132)
Net investment income	3,988		3,851	3,707
Net gain from separate accounts	43		50	37
Amortization of IMR	44		33	51
Net investment income, including IMR	$4,075		$3,934	$3,795
Due and accrued investment income is excluded from surplus when amounts are over 90 days past due or collection is uncertain.
Bond Prepayments
The following table shows the Company's securities redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) and the amount of investment income generated as a result of a prepayment and/or acceleration fee, which is included in Bonds in the table above ($ in millions):

	2018		2017		2016
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of cusips	133	64	190	95	139	62
Investment income	$36	$2	$71	$5	$66	$3

43

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

For the years ended December 31, 2018, 2017 and 2016 net investment gains (losses) were as follows (in millions):

	2018	2017	2016
Bonds	$(2)	$44	$(70)
Common stocks - unaffiliated	8	57	(2)
Other long-term investments	(26)	(13)	(37)
Derivatives	(16)	2	(4)
Other	—	—	3
Net realized capital gains (losses) before tax and transfers to the IMR	$(36)	$90	$(110)
Less:
Capital gains tax expense (benefit)	(24)	16	(21)
Net realized capital gains (losses) after tax transferred to IMR	(4)	40	23
Net realized capital gains (losses) after tax and transfers to the IMR	$(8)	$34	$(112)

Proceeds from investments in bonds sold were $1,751 million, $4,015 million and $3,236 million for the years ended December 31, 2018, 2017 and 2016, respectively. Gross gains of $42 million, $117 million and $84 million in 2018, 2017 and 2016, respectively, and gross losses of $33 million, $43 million and $39 million in 2018, 2017 and 2016, respectively, were realized on these sales. The Company computes gains and losses on sales under the specific identification method.

The following table provides a summary of OTTI losses included as realized capital losses for the years ended December 31, 2018, 2017 and 2016 (in millions):

	2018	2017	2016
Bonds	$25	$42	$106
Other long-term investments	15	12	39
Common and preferred stocks	4	1	5
Total	$44	$55	$150

Refer to Note 20 - Loan-Backed and Structured Security Impairments for a list with each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current reporting period.

44

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for bonds and equities aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2018 and 2017 (in millions):

	2018
	Less than 12 Months		12 Months or Greater		Total
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses(1)
Bonds:
U.S. governments	$665	$9	$2,101	$126	$2,766	$135
All other governments	22	1	75	1	97	2
U.S. special revenue and special assessment	3,104	79	3,705	200	6,809	279
Industrial and miscellaneous unaffiliated	28,600	882	12,352	677	40,952	1,559
Total bonds	32,391	971	18,233	1,004	50,624	1,975
Equity securities (unaffiliated):
Common stocks	593	48	24	1	617	49
Preferred stocks	—	—	—	—	—	—
Total equity securities	593	48	24	1	617	49
Total	$32,984	$1,019	$18,257	$1,005	$51,241	$2,024
(1)Includes unrealized losses of $4 million related to NAIC 6 bonds included in the statutory carrying amount.

	2017
	Less than 12 Months		12 Months or Greater		Total
	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses	Estimated Fair Value	Unrealized Losses(1)
Bonds:
U.S. governments	$941	$9	$1,575	$76	$2,516	$85
All other governments	49	—	26	1	75	1
U.S. special revenue and special assessment	1,997	20	2,403	107	4,400	127
Industrial and miscellaneous unaffiliated	8,745	82	5,943	195	14,688	277
Total bonds	11,732	111	9,947	379	21,679	490
Equity securities (unaffiliated):
Common stocks	281	8	2	1	283	9
Preferred stocks	1	—	—	—	1	—
Total equity securities	282	8	2	1	284	9
Total	$12,014	$119	$9,949	$380	$21,963	$499
(1)Includes unrealized losses of $1 million related to NAIC 6 bonds included in the statutory carrying amount.

At December 31, 2018, the gross unrealized loss on bonds and equity securities was comprised of approximately 6,101 and 484 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $1,705 million or 86% is related to unrealized losses on investment grade securities and $271 million or 14% is related to below investment grade securities. At December 31, 2017, the gross unrealized loss on bonds and equity securities was comprised of approximately 2,820 and 185 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $426 million, or 87%, is related to investment grade securities and $64 million, or 13%, is related to below investment grade securities. Investment grade is defined as a security having a credit rating from the NAIC of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor; or a comparable internal rating if an externally provided rating is not available.

45

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The amount of gross unrealized losses for bonds where fair value had declined by 20% or more of the amortized cost, totaled $74 million. The period of time that each of these securities has continuously been below amortized cost by 20% or more consists of $47 million for six months or less, $3 million for greater than six months through 12 months, and $24 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment when it had the ability and intent to hold until recovery.
The change in unrealized capital gains (losses) for the years ended December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018	2017	2016
Change in unrealized capital gains (losses) on investments:
Bonds	$(3)	$2	$—
Common stocks (unaffiliated)	(125)	89	56
Derivatives	163	(258)	124
Other invested assets	29	37	45
Total change in unrealized capital gains (losses) on investments	66	(130)	225
Change in unrealized foreign exchange capital gains (losses) on investments:
Bonds	(148)	220	(189)
Common stocks (unaffiliated)	(18)	28	(10)
Cash, cash equivalents and short-term investments	(1)	(1)	5
Other invested assets	—	1	—
Total change in unrealized foreign exchange capital gains (losses) on investments	(166)	248	(194)
Capital gains tax expense (benefit)	28	(18)	1
Total change in unrealized capital gains, net of tax	$(73)	$100	$32

NOTE 11 - RELATED PARTY TRANSACTIONS

During 2018, 2017 and 2016, the Company received dividend distributions from MCF of $77 million, $63 million and $56 million, respectively.

During 2018 and 2017, the Company paid dividends of $600 million and $275 million, respectively, to its parent, New York Life. The Company did not pay any dividends to its parent in 2016.

The Company's interests in commercial mortgage loans are held in the form of participations in mortgages originated or acquired by New York Life. A real estate portfolio acquired through foreclosure is called REO Property. The Company's interests in the ownership of REO Property is called REO Ownership Interest. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company's proportionate interest (as evidenced by a participation certificate) in the underlying mortgage, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life's and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage origination or acquisition. Consistent with the participation arrangement, all mortgage documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company's approval.

46

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

On December 31, 2015 and as amended on January 1, 2017, the Company and New York Life entered into a note funding agreement with MCF (the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “2015 Note”). The MCF Note Agreement was further amended on July 1, 2018 and the 2015 Note was cancelled and reissued at July 1, 2018 (the “2018 Note”). The 2015 and 2018 Notes, which are reported as Bonds in the accompanying Statutory Statements of Financial Position, had outstanding balances for the Company of $1,909 million and $1,875 million at December 31, 2018 and 2017, respectively. During 2018, 2017 and 2016, the Company recorded interest income from MCF under the MCF Note Agreement of $93 million, $79 million and $75 million, respectively. Pursuant to the MCF Note Agreement and variable funding note issued thereunder, the Company and New York Life may provide an aggregate of up to $5,200 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025.

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirectly wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The interest-only loan, expected to be due and payable on August 10, 2022, was paid off in October 2017. For each of the years ended December 31, 2017 and 2016, interest earned amounted to approximately $3 million.

In connection with the acquisition of an office building by REEP-OFC 2300 Empire LLC and a pledge of an unleveraged equity interest in the owner of REEP-MF Woodridge IL LLC, an existing multifamily property, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC 2300 Empire LLC and REEP-MF Woodridge, IL LLC.  The mortgage loan's maturity date is August 10, 2022 with fixed rate of 3.75% per annum. For the years ended December 31, 2018, 2017 and 2016, interest earned amounted to $3 million, $1 million and less than $1 million, respectively.

In connection with a $150 million land acquisition of a fee simple estate in land underlying an office building and related improvements and encumbered by a ground lease located at 1372 Broadway, New York, New York by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012 which agreement sets forth the terms that govern, in part, each entity’s interest in the property. For each of the years ended December 31, 2018, 2017, and 2016, income earned amounted to approximately $3 million.

The Company sold various corporate owned life insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same terms as policies sold to unrelated customers. At December 31, 2018 and 2017, policyholder reserve balances for these policies amounted to $4,022 million and $3,974 million, respectively, and were included in the Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company has also issued various COLI policies to the Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2018 and 2017, policyholder reserve balances for these policies amounted to approximately $395 million and $414 million, respectively, and were included in Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations ranged from 3.5% to 7.75%. The Company has directed New York Life to make the payments under the annuity contracts directly to the beneficiaries under the structured settlement agreements. At December 31, 2018 and 2017, the carrying value of the interest in annuity contracts and the corresponding obligations under structured settlement agreements amounted to $8,673 million and $8,229 million, respectively.

47

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations ranged from 5.5% to 8.75%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2018 and 2017, the policyholder reserves related to these contracts amounted to $145 million and $149 million, respectively, and are included in Policy reserves in the accompanying Statutory Statements of Financial Position.

The Company was compensated for each New York Life term policy or term rider that was converted to a universal life policy issued by the Company without any additional underwriting. For the years ended December 31, 2018, 2017 and 2016, the Company received $20 million, $19 million and $23 million, respectively, from New York Life for these services.

New York Life provides the Company with certain services and facilities including, but not limited to, accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. For the years ended December 31, 2018, 2017 and 2016, the fees incurred associated with these services and facilities, amounted to $891 million, $968 million and $820 million, respectively, and are reflected in Operating expenses and Net investment income in the accompanying Statutory Statements of Operations.

New York Life Investment Management LLC (“NYLIM”), an indirect wholly-owned subsidiary of New York Life, provides the Company with certain services and facilities including, but not limited to, investment management and other administrative services. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. For the years ended December 31, 2018, 2017 and 2016, the fees incurred associated with these services and facilities amounted to $11 million, $14 million and $15 million, respectively, and are reflected in Operating expenses in the accompanying Statutory Statements of Operations.

The Company is a party to an investment advisory agreement with NYL Investors, as amended from time to time, whereby NYL Investors provides investment advisory and administrative services to the Company. For the years ended December 31, 2018, 2017 and 2016, the total cost for these services amounted to $131 million, $125 million and $119 million, respectively, which is included in the costs of services billed by New York Life to the Company. These costs are included in Net investment income in the accompanying Statutory Statement of Operations.

In addition, NYLIM has a management agreement with the MainStay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into an agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. For the years ended December 31, 2018, 2017 and 2016, the Company recorded fee income from NYLIM of $35 million, $37 million and $34 million, which is included in Other income in the accompanying Statutory Statements of Operations.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“NYLIFE Distributors”), an indirect wholly-owned subsidiary of New York Life, appointing NYLIFE Distributors as the underwriter and/or wholesale distributor of the Company’s variable product policies. For the years ended December 31, 2018, 2017 and 2016, the Company paid service fees of $45 million, $44 million and $39 million, respectively, under a 12b-1 Plan Services Agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

The Company has an agreement with NYLIFE Securities LLC (“NYLIFE Securities”), an indirect wholly-owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of the Company's variable product policies. For the years ended December 31, 2018, 2017 and 2016, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $117 million, $119 million and $119 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

48

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company has a service fee agreement with NYLIFE Securities, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2018, 2017 and 2016, the fees incurred for these services amounted to $43 million, $43 million and $48 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

At December 31, 2018 and 2017, the Company reported a net amount of $59 million and $294 million, respectively, as amounts payable to parent and affiliates. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

NOTE 12 - INSURANCE LIABILITIES

Liabilities for policy reserves, deposit funds and policy claims at December 31, 2018 and 2017 were as follows (in millions):

	2018	2017
Life insurance reserves	$26,486	$21,756
Annuity reserves and supplementary contracts with life contingencies	67,645	64,554
Total policy reserves	94,131	86,310
Deposit funds	1,308	1,176
Policy claims	244	198
Total liabilities for policy reserves, deposit funds and policy claims	$95,683	$87,684
Life Insurance Reserves
Reserves for life insurance policies are maintained principally using the 1958 Commissioners’ Extended Term Mortality Table and the 1958, 1980, 2001 and 2017 Commissioners’ Standard Ordinary Mortality Tables under the Commissioners’ Reserve Valuation Method or Net Level Premium Reserve Method with valuation interest rates ranging from 2.0% to 5.8%. Reserves for universal life secondary guarantee products with multiple sets of cost of insurance are determined using the methodology outlined in the November 2011 Life Actuarial Task Force Statement.

In 2018, there were no changes in reserve basis.

The Company has established policy reserves (excluding the effects of reinsurance) on contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP by approximately $197 million and $284 million at December 31, 2018 and 2017, respectively.

At December 31, 2018 and 2017, the Company’s liabilities for GMDB reserves, which are associated with certain variable life products, amounted to $20 million and $19 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

Surrender values are promised in excess of life reserves on certain policies. This excess is included as part of miscellaneous reserves. No surrender values are promised in excess of any other reserves. Additional reserves are held on account of anticipated extra mortality for policies subject to extra premiums.

At December 31, 2018 and 2017, the Company had $12,737 million and $12,177 million, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Delaware.

The tabular interest has been determined by formula as described in the NAIC instructions except for certain universal life products for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.

49

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

The Company has elected to establish reserves pursuant to VM-A and VM-C for contracts issued in 2018 and 2017, as allowed during the first three years following the operating date of the Valuation Manual.
Annuity Reserves and Supplementary Contracts with Life Contingencies
Reserves for single premium immediate annuities, guaranteed future income annuities, and supplementary contracts involving life contingencies purchased prior to 2018 are based principally on 1983 Table A, A2000, 2012 IAR and the Commissioners’ Annuity Reserve Valuation Method (“CARVM”), with assumed interest rates ranging from 3.5% to 8.8%. Purchases in 2018 are reserved with valuation interest rates satisfying both the Maximum Valuation Interest Rates For Income Annuities ("VM-22") and the New York Department of Financial Services maximum valuation rate requirements and 2012 Individual Annuity Reserve Table.  The VM-22 rates range from 2.00% to 4.50%.

Reserves for fixed deferred annuities are based principally on 1971 Individual Annuity Mortality, 1983 Table A, A2000, 2012 IAR and the CARVM, with assumed interest rates ranging from 3.5% to 10.0%. Reserves for variable deferred annuities are based principally on 1994 Variable Annuity GMDB Mortality Table and the Variable Annuity Commissioners’ Annuity Reserve Valuation Method ("VM-21"), with assumed interest rates ranging from 3.5% to 8.25%. Generally, owners of the Company’s deferred annuities are able, at their discretion, to withdraw funds from their policies. For some policies, the withdrawals are subject to surrender charges in the early years.

At December 31, 2018 and 2017, the Company’s liabilities for GMDB and GMAB reserves, which are associated with variable annuity products, amounted to $25 million and $17 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

At December 31, 2018 and 2017, there were no changes to reserve basis.

The tabular interest has been determined by formula as described in the NAIC instructions except for individual deferred annuities for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.
Deposit Funds
Deposit funds at December 31, 2018 and 2017 were as follows (in millions):

	2018	2017
Fixed period annuities	$940	$837
Supplemental contracts without life contingencies	344	310
Continued interest accounts	24	29
Total deposit funds	$1,308	$1,176

50

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds
The following table reflects the withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31, 2018 and 2017 ($ in millions):

	2018
	General Account	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$24,895	$—	$24,895	27%
At book value less current surrender charge of 5% or more	6,585	—	6,585	7
At fair value	—	24,533	24,533	26
Total with adjustment or at fair value	31,480	24,533	56,013	60
At book value without adjustment	21,718	—	21,718	23
Not subject to discretionary withdrawal	15,729	—	15,729	17
Total annuity reserves and deposit fund liabilities	$68,927	$24,533	$93,460	100%

	2017
	General Account	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$21,208	$—	$21,208	23%
At book value less current surrender charge of 5% or more	6,635	—	6,635	7
At fair value	—	26,748	26,748	29
Total with adjustment or at fair value	27,843	26,748	54,591	59
At book value without adjustment	23,560	—	23,560	25
Not subject to discretionary withdrawal	14,310	—	14,310	16
Total annuity reserves and deposit fund liabilities	$65,713	$26,748	$92,461	100%

NOTE 13 - REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota–share yearly renewable term basis for many products, except for custom guarantee universal life, survivorship custom guarantee universal life and asset flex products. Most of the ceded business is on an automatic basis. The quota–share currently ceded on new business ranges from 10% to 90%. All products are ceded from first dollar with the exception of current performance survivorship universal life, which has a minimum size policy ceded of either $0 or $1 million. Cases in excess of the Company’s retention and certain substandard cases are ceded on a facultative basis. The majority of the Company's facultative reinsurance is for substandard cases which the Company typically cedes 90%.

The ceding of risk does not discharge the Company from its primary obligations to policyholders. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

51

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 13 - REINSURANCE (continued)

Life insurance ceded was 48% and 60% of total life insurance in-force at December 31, 2018, and 2017, respectively. The reserve reductions taken for life insurance reinsured at December 31, 2018 and 2017 were $550 million and $4,447 million, respectively.

The effects of reinsurance for the years ended December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018	2017	2016
Premiums:
Direct	$12,771	$13,928	$13,360
Assumed	5	4	4
Ceded	(541)	(616)	(632)
Net premiums	$12,235	$13,316	$12,732
Policyholders’ benefits ceded	$468	$774	$715
Reinsurance recoverable	$76	$207	$168

Effective April 1, 2018, the Company’s coinsurance with funds withheld and modified coinsurance agreements with New York Life to cede 90% of a block of inforce life insurance business were terminated and the Company fully recaptured the risks related to the business previously reinsured under the agreements. The Company paid New York Life a recapture fee in the amount of $21 million pre-tax. The recapture of these reinsurance agreements did not have a material impact to the Company’s surplus. Prior to the recapture, the Company had ceded 90% of the retained portion of a block of in-force life insurance business through a reinsurance agreement with New York Life using a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for policies in the separate accounts. Under both the MODCO and funds withheld treaties, the Company retained the assets held in relation to the policy reserves and separate accounts liabilities. An experience refund was paid to the Company at the end of each accounting period for 100% of New York Life’s profits in excess of $5 million per year. Experience refunds received in 2018, 2017 and 2016 were $3 million, $71 million and $37 million, respectively, which is reported in premiums in the accompanying Statutory Statements of Operations. At December 31, 2017 , the Company ceded reserves under coinsurance with funds withheld and MODCO of $5,347 million.

The Company has reinsurance agreements with New York Life Agents Reinsurance Company (“NYLARC”). NYLARC is a life insurance company wholly-owned by NYLARC Holding Company, Inc., whose shareholders consist of New York Life’s top agents who meet certain criteria and who may also be agents of the Company or NYLIFE Insurance Company of Arizona ("NYLAZ"). NYLARC reinsures a portion of certain life insurance products sold by its shareholders. NYLARC’s purpose is to retain high production agents, and increase the volume and quality of the business that they submit to New York Life, NYLAZ and the Company.

The Company had reinsured certain policies with unauthorized companies that prevent it from recognizing full reinsurance credit. Since these reinsurers are not recognized in the State of Delaware, and the receivable owed to the Company is not secured by cash, securities or other permissible collateral, the Company established a liability equal to the net credit received.

52

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 14 - BENEFIT PLANS

The Company participates in the cost of the following plans sponsored by New York Life: (1) certain postretirement life and health benefits for retired employees and agents including their eligible dependents, (2) certain defined benefit pension plans for eligible employees and agents (3) certain defined contribution plans for substantially all employees and agents and (4) postemployment benefits. The expense for these plans is allocated to the Company in accordance with an intercompany cost sharing agreement. The liabilities for these plans are included with the liabilities for the corresponding plan of New York Life. The Company’s share of the cost of these plans was as follows for the years ended December 31, 2018, 2017 and 2016 (in millions):

	2018	2017	2016
Defined benefit pension	$31	$27	$28
Defined contribution	9	9	9
Postretirement life and health	6	6	6
Total	$46	$42	$43

NOTE 15 - COMMITMENTS AND CONTINGENCIES
Support and Credit Agreements
New York Life Capital Corporation (“NYLCC”), a wholly-owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2018 and 2017, the Company had no outstanding loan balance to NYLCC. During 2018, 2017 and 2016, the Company had no interest expense.

In addition, the Company has a credit agreement with New York Life dated April 1, 1999, as amended, in which New York Life may borrow from the Company up to $490 million. During 2018 and 2017, the credit facility was not used, no interest was paid and there was no outstanding balance due.
Guarantees
At the inception of a guarantee (except unlimited guarantees), the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee. This includes guarantees made on behalf of affiliates unless the guarantee is deemed unlimited. At December 31, 2018 and 2017, the Company had no such guarantees.
Litigation
The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Some of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

53

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

Borrowed Money
Refer to Note 6 - Investments for a more detailed discussion of the Company's commitments for loaned securities and repurchase agreements.
Assessments
Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.
Other Commitments and Contingencies
Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the "Taiwan Branch"). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets, including policy liabilities were transferred to New York Life Insurance Taiwan Corporation ("Taiwan Corporation"), an indirect subsidiary of New York Life. On December 31, 2013, Taiwan Corporation was sold to Yuanta Financial Holding Co. Ltd. ("Yuanta"). Under the terms of the sale agreement, Yuanta has agreed to satisfy in full, or to cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation's obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. However, the Company, under Taiwan law, also remains contingently liable for these policies in the event that neither Taiwan Corporation nor Yuanta meets its obligations. This contingent liability of the Company has not been recognized on the accompanying Statutory Statements of Financial Position because it does not meet the probable and estimable criteria of SSAP No. 5R.

At December 31, 2018 and 2017, the Company and its guaranteed separate accounts had contractual commitments to extend credit for commercial mortgage loans at both fixed and variable rates of interest, which amounted to approximately $1,291 million and $821 million, respectively. These commitments are diversified by property type and geographic location. There were no contractual commitments to extend credit under residential loan agreements at December 31, 2018 and 2017.

At December 31, 2018 and 2017, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $722 million and $662 million, respectively.

Unfunded commitments on limited partnership, limited liability companies and other invested assets amounted to $312 million and $268 million at December 31, 2018 and 2017, respectively. Unfunded commitments on LIHTC amounted to $11 million and $17 million at December 31, 2018 and 2017, respectively. At December 31, 2018 and 2017, unfunded commitments on LIHTC are included in Limited partnerships and other invested assets, with an offset in Other liabilities in the accompanying Statutory Statement of Financial Position.

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

54

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

FHLB Agreement
The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in Other liabilities in the accompanying Statutory Statements of Financial Position. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery from the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh common stock held, in aggregate exclusively in the Company’s general account at December 31, 2018 and 2017 was as follows (in millions):

	2018	2017
Membership stock - Class B (1)	$28	$26
Activity stock	—	—
Aggregate total	$28	$26
Actual or estimated borrowing capacity as determined by the insurer	$5,073	$4,903
(1) Membership stock is not eligible for redemption.

At December 31, 2018 and 2017, the Company did not have an outstanding balance due to the FHLB of Pittsburgh. The maximum amount borrowed and collateral pledged to the FHLB of Pittsburgh during the years ended December 31, 2018 and 2017 was as follows (in millions):

	Fair Value	Carrying Value	Maximum Amount Borrowed During the Year
Current year general account	$31	$31	$10
Current year separate accounts	$—	$—	$—
Prior year total general and separate accounts	$17	$17	$10

The Company does not have any prepayment obligations for the borrowing arrangement.

55

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 16 - INCOME TAXES

The components of the net DTAs and DTLs were as follows at December 31, 2018 and 2017 (in millions):

	2018			2017			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,060	$164	$1,224	$944	$127	$1,071	$116	$37	$153
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	1,060	164	1,224	944	127	1,071	116	37	153
Nonadmitted DTAs (1)	296	—	296	88	—	88	208	—	208
Subtotal net admitted DTAs	764	164	928	856	127	983	(92)	37	(55)
Gross DTLs	456	146	602	526	121	647	(70)	25	(45)
Net admitted DTAs (2)	$308	$18	$326	$330	$6	$336	$(22)	$12	$(10)
(1) DTAs are nonadmitted primarily because they are not expected to be realized within three years of the Statutory Statement of Financial Position date.
(2) The total net admitted DTAs are included in Other assets in the accompanying Statutory Statements of Financial Position.

The admission calculation components are as follows (paragraph references throughout Note 16 are to paragraphs of SSAP No. 101 “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10”) (in millions):

	December 31, 2018			December 31, 2017			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (Paragraph 11.a)	$—	$26	$26	$—	$22	$22	$—	$4	$4
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from paragraph 11.a above) after application of the threshold limitation (the lesser of paragraph 11.b.i and 11.b.ii below):	292	8	$300	313	—	313	(21)	8	(13)
Adjusted gross DTAs expected to be realized following the balance sheet date. (Paragraph 11.b.i)	292	8	$300	313	—	313	(21)	8	(13)
Adjusted gross DTAs allowed per limitation threshold (Paragraph 11.b.ii)	N/A	N/A	1,239	N/A	N/A	1,328	N/A	N/A	(89)
Adjusted gross DTAs (excluding the amount of DTAs from paragraphs 11.a and 11.b above) offset by gross DTLs (Paragraph 11.c)	472	130	602	543	105	648	(71)	25	(46)
DTAs admitted as the result of application of SSAP 101 (Total of paragraphs 11.a, 11.b, 11.c).	$764	$164	$928	$856	$127	$983	$(92)	$37	$(55)

The ratio used to determine the applicable period used in paragraph 11.b.i above and the amount of adjusted capital and surplus used to determine the percentage threshold limitation in paragraph 11.b.ii above are as follows ($ in millions):

	December 31,
	2018	2017
Ratio percentage used to determine recovery period and threshold limitation amount.	1,010%	1,159%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in paragraph 11.b.ii above.	$8,260	$8,852

56

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

There was no impact on the Company’s adjusted gross and net admitted DTAs due to tax planning strategies at December 31, 2018 and 2017.

The Company did not use reinsurance in its tax planning strategies. The Company had no unrecognized DTLs at December 31, 2018 and 2017. Additionally, the Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

The TCJA was enacted on December 22, 2017 and it significantly changes U.S. tax law primarily by lowering the corporate income tax rate from 35% to 21% beginning in 2018. Deferred taxes were revalued to reflect the 21% corporate income tax rate with the following result (in millions):

	2018	2017
Deferred income tax benefit on change in net unrealized capital gains	$—	$14
Decrease in net deferred taxes related to other items	(2)	(296)
Decrease to net deferred taxes booked to surplus	(2)	(282)
Decrease to nonadmitted deferred taxes	—	325
Total change in net admitted DTAs	$(2)	$43

For tax years beginning January 1, 2018, the TCJA limits life insurance reserves for tax purposes to the greater of the net surrender value or 92.81% of NAIC required reserves effective January 1, 2018. Tax accounting for these changes requires the restatement of December 31, 2017 life insurance tax reserves calculated using pre TCJA rules to the amounts required to be held under the TCJA. This revaluation requires establishing a “gross up” in which a new DTA for the revised statutory to tax difference is recorded and offset by a DTL in an equal amount. The Company has recorded offsetting DTAs and DTLs in the provisional amount of $472 million in 2017. The tax accounting has been completed within the measurement period, as defined in INT 18-01. On the basis of life insurance tax reserve computations that were completed during the reporting period, an additional measurement period tax reserve decrease of $24 million was recognized to the DTL and $24 million offset to the DTA. The restatement of life insurance tax reserves, which has now been determined to be complete, resulted in a total DTL of $448 million with a corresponding adjustment of $448 million to the DTA.

Significant components of the current federal and foreign income taxes for the years ended December 31, 2018, 2017 and 2016 were as follows (in millions):

	2018	2017	2016	Change 2018-2017	Change 2017-2016
Federal(1)	$215	$248	$279	$(33)	$(31)
Foreign	—	1	—	(1)	1
Subtotal	215	249	279	(34)	(30)
Federal income tax on net capital gains (losses)	(24)	15	(21)	(39)	36
Utilization of capital loss carry-forward	—
Other (Prior period correction)	(22)	—		(22)	—
Total federal and foreign income taxes	$169	$264	$258	$(95)	$6
(1) The Company had investment tax credits of $30 million, $36 million and $38 million for the years ended December 31, 2018, 2017 and 2016, respectively.

57

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The tax effects of temporary differences that give rise to DTAs and DTLs at December 31, 2018 and 2017 were as follows (in millions):

	2018	2017	Change
DTAs
Ordinary:
Pension accrual	$27	$29	$(2)
Policyholder reserves	733	624	109
Deferred acquisition costs	241	233	8
Fixed assets	2	2	—
Receivables - nonadmitted	4	9	(5)
Investments	53	47	6
Other	—	(1)	1
Subtotal	1,060	943	117
Nonadmitted	296	88	208
Admitted ordinary DTAs	764	855	(91)
Capital:
Investments	164	127	37
Subtotal	164	127	37
Nonadmitted	—	—	—
Admitted capital DTAs	164	127	37
Total admitted DTAs	928	982	(54)
DTLs
Ordinary:
Investments	45	28	17
Policyholder reserves	410	497	(87)
Other	1	1	—
Subtotal	456	526	(70)
Capital:
Investments	146	121	25
Subtotal	146	121	25
Total DTLs	602	647	(45)
Net admitted DTAs	$326	$335	$(9)
Deferred income tax (expense)/benefit on change in net unrealized capital gains/(losses)			$28
Increase in net deferred taxes related to other items			153
Increase in deferred income taxes reported in prior period correction			18
Decrease in DTAs nonadmitted			(190)
Decrease in DTAs nonadmitted reported in prior period correction			$(18)
Total change in net admitted DTAs			$(9)

58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The Company’s income tax expense for the years ended December 31, 2018, 2017 and 2016 differs from the amount obtained by applying the statutory rate of 21%, 35% and 35%, respectively, to net gain from operations after dividends to policyholders and before federal income taxes for the following reasons (in millions):

	2018	2017	2016	Change 2018-2017	Change 2017-2016
Net gain from operations after dividends to policyholders and before federal and foreign income taxes at statutory rate	$103	$304	$409	$(201)	$(105)
Net realized capital gains (losses) at statutory rate	(7)	31	(38)	(38)	69
Tax exempt income	(22)	(52)	(47)	30	(5)
Tax credits, net of withholding	(33)	(40)	(40)	7	—
Amortization of IMR	(9)	(12)	(18)	3	6
Impact of TCJA	(2)	296	—	(298)	296
Prior year audit liability and settlement	(3)	(1)	(36)	(2)	35
Non-admitted assets	(6)	12	(13)	(18)	25
Accruals in surplus	(7)	(4)	(23)	(3)	19
Other	(16)	12	10	(28)	2
Income tax incurred and change in net DTAs during period	$(2)	$546	$204	$(548)	$342
Federal income taxes reported in the Company's Statutory Statements of Operations	$215	$249	$279	$(34)	$(30)
Capital gains tax expense (benefit) incurred	(24)	15	(21)	(39)	36
Change in net deferred income taxes	(153)	282	(54)	(435)	336
Change in current and deferred income taxes reported in prior period correction	(40)	—	—	(40)	—
Total federal and foreign income tax expense	$(2)	$546	$204	$(548)	$342

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s accompanying Statutory Statements of Operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

The Company did not have any operating loss and tax credit carry forwards available for tax purposes. The total income taxes incurred in prior years that will be available for recoupment in the event of future net losses total $0, $29 million and $0, related to the years ended December 31, 2018, 2017 and 2016, respectively.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

As discussed in Note 3 – Significant Accounting Policies - Federal Income Taxes, the Company’s federal income tax return is consolidated with New York Life, NYLAZ, NYLIFE LLC, New York Life Enterprises LLC, NYL Investments, and NYL Investors.

At December 31, 2018 and 2017, the Company recorded a current income tax receivable of $118 million and $18 million, respectively, which is included in Other assets in the accompanying Statutory Statements of Financial Position.

At December 31, 2018, the Company had no protective tax deposits on deposit with the IRS under Section 6603 of the IRC.

59

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 17 - CAPITAL AND SURPLUS
Capitalization
The Company has 20,000 shares authorized, with a par value of $10,000 per share with 2,500 shares issued and outstanding. All shares are common stock and are owned by New York Life. The Company has no preferred stock.
Other Surplus Adjustments
Other adjustments, net in the accompanying Statutory Statements of Changes in Surplus at December 31, 2018, 2017 and 2016, principally include the effects of the following (in millions):

	2018	2017	2016
Surplus withdrawn from separate accounts	$48	$44	$41
Changes in surplus relating to separate accounts	(43)	(50)	(38)
Change in liability for reinsurance in unauthorized companies	1	2	(4)
Total	$6	$(4)	$(1)
Nonadmitted Assets
Under statutory accounting rules, a nonadmitted asset is defined as an asset having economic value other than that which can be used to fulfill policyholder obligations, or those assets that are unavailable due to encumbrances or other third-party interests. These assets are not recognized in the accompanying Statutory Statements of Financial Position, and are, therefore, considered nonadmitted. The changes between years in nonadmitted assets are charged or credited directly to surplus.

NOTE 18 - DIVIDENDS TO STOCKHOLDER

The Company is subject to restrictions on the payment of dividends to New York Life. Under the Delaware Insurance Code, cash dividends can be paid only out of that part of the Company’s available and accumulated surplus funds which are derived from realized net operating profits on its business and realized capital gains, and dividends (or other distributions) on capital stock can be declared and paid only out of earned surplus (being an amount equal to the unassigned funds of the Company as set forth in its most recent annual statement submitted to the Delaware Insurance Commissioner (“the Commissioner”), including all or part of the surplus arising from unrealized capital gains or revaluation of assets), except as otherwise approved by the Commissioner (provided that stock dividends may be paid out of any available surplus funds). Furthermore, no extraordinary dividend may be paid until 30 days after the Commissioner has received notice of such declaration and has not disapproved such payment within such 30 day period, or the Commissioner has approved such payment within that 30 day period. Extraordinary dividends are defined as any dividend or distribution or cash or other property, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10 percent of the Company’s surplus as regards policyholders as of the preceding December 31 or (2) the net gain from operations of the Company for the 12 month period ending on the preceding December 31 (not including pro rata distributions of any class of the Company’s own securities).

At December 31, 2018, the amount of earned surplus of the Company available for the payment of dividends was $4,633 million. The maximum amount of dividends that may be paid in 2019 without prior notice to or approval of the Delaware Insurance Commissioner is $856 million.

Dividends may be declared by the Board of Directors of the Company from available surplus, as it deems appropriate, on a non-cumulative basis. In 2018, the Company paid $600 million in dividends to its sole stockholder, New York Life. In 2017, the Company paid a $275 million dividend to New York Life. In 2016, the Company did not declare or pay a dividend to New York Life.

60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

The following table lists each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year (in thousands):

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
General Account
02147QAF9	$349	$348	$1	$348	$332	12/31/2018
059469AF3	1,066	1,061	5	1,061	1,055	12/31/2018
05948KP52	511	507	4	507	483	12/31/2018
05951KBA0	776	765	12	765	758	12/31/2018
05953YAA9	4,065	4,045	20	4,045	3,912	12/31/2018
12544TAH7	266	251	15	251	260	12/31/2018
12544VAB5	50	48	1	48	48	12/31/2018
12627HAK6	912	894	18	894	867	12/31/2018
12628KAF9	1,053	1,030	23	1,030	952	12/31/2018
12628LAJ9	238	233	5	233	224	12/31/2018
12629EAD7	1,117	1,108	9	1,108	1,057	12/31/2018
126384AQ9	41	37	3	37	38	12/31/2018
12638PAE9	1,329	1,314	16	1,314	1,286	12/31/2018
12667G6W8	1,111	1,089	22	1,089	1,098	12/31/2018
12669GT50	1	—	1	—	—	12/31/2018
17029RAA9	182	23	159	23	7	12/31/2018
17309BAB3	151	147	4	147	146	12/31/2018
251513AV9	1,879	1,818	61	1,818	1,842	12/31/2018
251513BC0	731	696	35	696	714	12/31/2018
32052MAA9	199	195	4	195	117	12/31/2018
3622E8AC9	3,292	3,067	226	3,067	3,089	12/31/2018
3622ELAG1	349	329	20	329	319	12/31/2018
3622MPAT5	40	39	1	39	39	12/31/2018
36244SAC2	4,804	4,451	353	4,451	4,679	12/31/2018
36244SAF5	2,990	2,769	222	2,769	2,910	12/31/2018
466247ZQ9	549	513	37	513	539	12/31/2018
46625YQX4	2,499	2,246	254	2,246	2,109	12/31/2018
46628BBD1	411	397	13	397	396	12/31/2018
61749EAH0	929	871	58	871	881	12/31/2018
61751DAE4	451	417	34	417	422	12/31/2018
61751JAH4	1,773	1,549	224	1,549	1,715	12/31/2018
61751JAJ0	1,760	1,540	220	1,540	1,715	12/31/2018
61752RAH5	439	430	9	430	430	12/31/2018

61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
61752RAM4	953	917	36	917	923	12/31/2018
76110VSU3	721	699	22	699	646	12/31/2018
81744HAF0	624	594	30	594	595	12/31/2018
86359B5U1	55	50	5	50	54	12/31/2018
86359DNP8	181	170	11	170	180	12/31/2018
93934FCE0	1,127	1,098	29	1,098	1,102	12/31/2018
00764MCQ8	325	324	—	324	324	9/30/2018
05948KH77	748	741	7	741	746	9/30/2018
059515AE6	1,054	1,053	2	1,053	1,024	9/30/2018
12627HAK6	935	932	3	932	914	9/30/2018
12628KAF9	1,087	1,075	12	1,075	1,051	9/30/2018
12628LAJ9	250	242	8	242	229	9/30/2018
12629EAD7	1,149	1,135	14	1,135	1,120	9/30/2018
12638PAE9	1,401	1,364	37	1,364	1,368	9/30/2018
12667G6W8	805	795	10	795	805	9/30/2018
12669GT50	3	1	2	1	—	9/30/2018
15132EFL7	676	604	72	604	653	9/30/2018
17029RAA9	203	142	62	142	136	9/30/2018
225458Y85	1,179	1,097	82	1,097	1,161	9/30/2018
32052MAA9	227	202	24	202	122	9/30/2018
649603AQ0	123	123	—	123	122	9/30/2018
69335QAL7	6,118	5,657	462	5,657	5,774	9/30/2018
69336QAL6	583	540	42	540	551	9/30/2018
76110VSU3	805	781	23	781	731	9/30/2018
059469AF3	1,203	1,139	64	1,139	1,184	6/30/2018
059515AE6	1,137	1,097	40	1,097	1,069	6/30/2018
059515BM7	1	—	1	—	1	6/30/2018
05951FAK0	359	356	3	356	353	6/30/2018
05951KAZ6	101	99	2	99	99	6/30/2018
05951KBA0	589	555	34	555	580	6/30/2018
12498NAD5	1,106	968	138	968	963	6/30/2018
12544TAH7	365	356	8	356	364	6/30/2018
12544VAB5	55	53	1	53	54	6/30/2018
12627HAK6	1,006	971	35	971	971	6/30/2018
12628LAJ9	264	257	6	257	242	6/30/2018
12629EAD7	1,191	1,180	11	1,180	1,189	6/30/2018
12669GT50	15	14	1	14	13	6/30/2018
15132EJH2	413	353	60	353	391	6/30/2018

62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
17029RAA9	373	203	170	203	189	6/30/2018
36185MBN1	9	9	—	9	9	6/30/2018
362375AF4	846	772	73	772	843	6/30/2018
46625YQY2	1,198	—	1,199	—	68	6/30/2018
57643MDW1	95	12	84	12	90	6/30/2018
57643MEU4	4	1	3	1	2	6/30/2018
69335QAL7	6,174	6,153	21	6,153	5,845	6/30/2018
76110VSU3	924	892	32	892	821	6/30/2018
94983PAG3	452	449	3	449	448	6/30/2018
94984FAT6	1,448	1,369	79	1,369	1,441	6/30/2018
94985GBB1	1,285	1,153	131	1,153	1,280	6/30/2018
00011#AA1	1,844	1,844	—	1,844	1,713	3/31/2018
05948KH77	494	493	1	493	494	3/31/2018
05948KP52	629	611	18	611	609	3/31/2018
059515BM7	7	2	5	2	4	3/31/2018
05951KAZ6	110	106	4	106	107	3/31/2018
05951KBA0	1,042	993	49	993	1,023	3/31/2018
1248MBAJ4	4,517	4,455	62	4,455	4,309	3/31/2018
1248MBAL9	1,490	1,468	22	1,468	1,405	3/31/2018
12627HAK6	1,079	1,028	51	1,028	1,006	3/31/2018
12629EAD7	1,288	1,216	72	1,216	1,232	3/31/2018
12638PAE9	1,542	1,451	92	1,451	1,470	3/31/2018
12667GXM0	2,072	2,032	41	2,032	2,038	3/31/2018
12669GJ51	52	41	10	41	52	3/31/2018
12669GT50	42	39	2	39	38	3/31/2018
151314CC3	702	548	155	548	682	3/31/2018
151314DJ7	228	227	—	227	217	3/31/2018
17029RAA9	351	334	17	334	283	3/31/2018
225470S95	794	585	210	585	760	3/31/2018
36185MBN1	182	180	2	180	181	3/31/2018
3622MPAT5	48	47	—	47	48	3/31/2018
45660LHT9	639	588	51	588	606	3/31/2018
46628LBJ6	622	241	380	241	503	3/31/2018
57643MDX9	41	29	12	29	41	3/31/2018
57643MDY7	15	9	6	9	14	3/31/2018
61751DAE4	523	491	32	491	518	3/31/2018
61752RAH5	514	478	36	478	500	3/31/2018
61752RAJ1	1,140	1,059	82	1,059	1,115	3/31/2018

63

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
69336RDQ0	721	603	118	603	623	3/31/2018
69337VAE0	2,374	2,018	356	2,018	2,207	3/31/2018
76110VSU3	1,007	1,002	5	1,002	920	3/31/2018
78477AAA5	300	300	—	300	252	3/31/2018
863579XV5	337	323	14	323	299	3/31/2018
93934FEM0	1,202	1,132	70	1,132	1,160	3/31/2018
Subtotal - General Account	XXX	XXX	$7,258	XXX	XXX
Guaranteed Separate Accounts
009451AP0	$2	$2	$—	$2	$2	12/31/2018
02147QAF9	466	464	2	464	442	12/31/2018
059469AF3	177	176	1	176	176	12/31/2018
05951KBA0	45	44	1	44	44	12/31/2018
12544VAB5	20	19	1	19	19	12/31/2018
12627HAK6	160	157	3	157	153	12/31/2018
12628KAF9	137	134	3	134	124	12/31/2018
126384AQ9	40	37	3	37	38	12/31/2018
3622E8AC9	70	65	5	65	66	12/31/2018
3622MPAT5	40	39	1	39	39	12/31/2018
36244SAC2	263	244	20	244	256	12/31/2018
36244SAF5	249	231	19	231	243	12/31/2018
61749EAH0	199	187	13	187	189	12/31/2018
61751DAE4	64	60	5	60	60	12/31/2018
76110VSU3	6	6	—	6	6	12/31/2018
86359B5U1	55	50	5	50	54	12/31/2018
059515AE6	124	124	—	124	120	9/30/2018
12627HAK6	164	164	—	164	161	9/30/2018
12628KAF9	142	140	2	140	137	9/30/2018
76110VSU3	7	7	—	7	6	9/30/2018
009451AP0	6	2	4	2	2	6/30/2018
059469AF3	200	189	11	189	197	6/30/2018
059515AE6	134	129	5	129	126	6/30/2018
05951KBA0	253	237	15	237	249	6/30/2018
12544VAB5	22	21	1	21	22	6/30/2018
12627HAK6	177	171	6	171	171	6/30/2018
76110VSU3	8	8	—	8	7	6/30/2018
94984FAT6	27	25	1	25	27	6/30/2018

64

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
05951KBA0	55	52	3	52	54	3/31/2018
1248MBAL9	229	225	3	225	216	3/31/2018
12627HAK6	189	181	8	181	178	3/31/2018
3622MPAT5	48	47	—	47	48	3/31/2018
45660LHT9	852	784	67	784	809	3/31/2018
61751DAE4	75	70	5	70	74	3/31/2018
76110VSU3	9	9	—	9	8	3/31/2018
Subtotal - Guaranteed Separate Accounts	XXX	XXX	$213	XXX	XXX
Grand Total	XXX	XXX	$7,471	XXX	XXX

(1)Only the impaired lots within each CUSIP are included within this table.
(2)CUSIP amounts less than $1 thousand within this table are shown as zero.

NOTE 20 - SUBSEQUENT EVENTS

At March 7, 2019, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying statutory financial statements that would have a material effect on the financial condition of the Company.

65

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

GLOSSARY OF TERMS

Term	Description
ABS	Asset-backed securities
AVR	Asset valuation reserve
CMBS	Commercial mortgage-backed securities
COLI	Corporate owned life insurance
CSAs	Credit support annexes
DRD	Dividends received deduction
DSID (or “statutory accounting practices”)	Delaware State Insurance Department
DTA	Deferred tax asset(s)
DTL	Deferred tax liability(ies)
FHLB	Federal Home Loan Bank
GMAB	Guaranteed minimum accumulation benefit
GMDB	Guaranteed minimum death benefit
IMR	Interest maintenance reserve
INT 18-01	National Association of Insurance Commissioners Interpretation 18-01
IRC	Internal Revenue Code
IRS	Internal Revenue Service
LIHTC	Low-Income Housing Tax Credit
LTV	Loan to value ratio
MCF	Madison Capital Funding LLC
MCF Note Agreement	New York Life note funding agreement with MCF
MODCO	Modified coinsurance
NAIC	National Association of Insurance Commissioners
NAIC SAP	National Association of Insurance Commissioners’ Accounting Practices and Procedures
NAV	Net asset value
NYLARC	New York Life Agents Reinsurance Company
NYLAZ	NYLIFE Insurance Company of Arizona
NYLCC	New York Life Capital Corporation
NYLIFE Distributors	NYLIFE Distributors LLC
NYLIM	New York Life Investment Management LLC
NYL Investments	New York Life Investment Management Holdings LLC
NYL Investors	NYL Investors LLC
NYLIFE Securities	NYLIFE Securities LLC
OTC	Over-the-counter
OTC-cleared	Over-the-counter clearinghouse
OTC-bilateral	Over-the-counter bilateral agreements
OTTI	Other-than-temporary impairment(s)
PBR	Principle-based reserves
RMBS	Residential mortgage-backed securities

66

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

Term	Description
SSAP	Statement of statutory accounting principle
Taiwan Branch	NYLIAC's former branch operations in Taiwan
Taiwan Corporation	New York Life Insurance Taiwan Corporation
TCJA	Tax Cuts and Jobs Act
TDR	Troubled debt restructuring
U.S. GAAP	Accounting principles generally accepted in the United States of America
UL	Universal life
VA	Variable annuity
VEBA	Voluntary Employees Beneficiary Association Trusts
VUL	Variable universal life
Yuanta	Yuanta Financials Holding Co., Ltd.

67

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
At and for the Year Ended December 31, 2018

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Delaware Insurance Department subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment Income Earned:
U.S. government bonds	$218,869,998
Other bonds (unaffiliated)	3,000,332,624
Bonds of affiliates	92,752,269
Preferred stocks (unaffiliated)	34,621
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	39,857,140
Common stocks of affiliates	—
Mortgage loans	608,633,082
Real estate	4,277,326
Premium notes, policy loans and liens	54,331,946
Cash on hand and on deposit	1,588,475
Short-term investments	25,123,509
Derivative instruments	26,137,370
Other invested assets	70,709,613
Aggregate write-ins for investment income	5,992,161
Gross investment income	$4,148,640,134

Real Estate Owned - Book Value less Encumbrances	$56,576,567

Mortgage Loans - Book Value:
—
Residential mortgages	$24,451,470
Commercial mortgages	13,317,649,189
Mezzanine real estate loans	867,635,686
Total mortgage loans	$14,209,736,345

Mortgage Loans by Standing - Book Value:
Good standing	$14,206,717,793
Good standing with restructured terms	$—
Interest overdue more than 90 days, not in foreclosure	$787,084
Foreclosures in process	$2,231,468

Other Invested Assets - Statement Value	$1,320,214,434

Collateral Loans	$—
68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Bonds and Stocks of Parent, Subsidiaries and Affiliates - Book Value:
Bonds	$1,908,690,804
Preferred stocks	$—
Common stocks	$—

Bonds and Short-Term Investments by Maturity and NAIC Designation:
Bonds by maturity - statement value:
Due within one year or less	$6,504,275,403
Over one year through five years	24,937,401,147
Over five years through 10 years	31,246,868,431
Over 10 years through 20 years	23,031,868,331
Over 20 years	1,180,047,616
Total by maturity	$86,900,460,928

Bonds by NAIC designation - statement value
NAIC 1	$56,268,989,359
NAIC 2	26,215,197,326
NAIC 3	2,456,182,067
NAIC 4	1,724,283,128
NAIC 5	193,356,235
NAIC 6	42,452,813
Total by NAIC designation	$86,900,460,928

Total bonds publicly traded	$54,001,599,071
Total bonds privately placed	$32,898,861,857

Preferred Stocks - Statement Value	$11,881,015

Common Stocks - Market Value	$1,315,476,336

Short-Term Investments - Book Value	$8,378,146

Options, Caps and Floors Owned - Statement Value	$65,467,849

Options, Caps and Floors Written and In-Force - Statement Value	$—

Collar, Swap and Forward Agreements Open - Statement Value	$248,679,483

Future Contracts Open - Current Value	$(24,406)

Cash on Deposit	$(173,244,351.85)

69

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Life Insurance In-Force (in thousands):
Industrial	$—
Ordinary	$175,250,618
Credit life	$—
Group life	$8,159,273

Amount of Accidental Death Insurance In-Force Under
Ordinary Policies (in thousands):	$1,150,451

Life Insurance Policies with Disability Provisions In-Force (in thousands):
Industrial	$—
Ordinary	$16,219,253
Credit life	$—
Group life	$—

Supplementary Contracts In-Force:
Ordinary - not involving life contingencies
Amount on deposit	$368,048,512
Income payable	$55,112,866

Ordinary - involving life contingencies
Income payable	$31,512,544

Group - not involving life contingencies
Amount on deposit	$—
Income payable	$—

Group - involving life contingencies
Income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$1,464,351,685
Deferred - fully paid account balance	$44,323,486,514
Deferred - not fully paid - account balance	$28,127,830,831

Group
Amount of income payable	$86,837,027
Fully paid account balance	$2,514,251
Not fully paid - account balance	$—

70

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Accident and Health Insurance - Premiums In-Force
Ordinary	$—
Group	$—
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$202,101,079
Dividend accumulations - account balance	$—

Claim Payments 2018 (in thousands):
Group accident and health - year ended December 31, 2018
2018	$—
2017	$—
2016	$—
2015	$—
2014	$—
Prior	$—

Other accident and health
2018	$—
2017	$—
2016	$—
2015	$—
2014	$—
Prior	$—

Other coverages that use developmental methods to calculate
claims reserves (in thousands):
2018	$528,192
2017	$485,765
2016	$377,370
2015	$362,968
2014	$293,352
Prior	$39,583

71

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE
At and for the Year Ended December 31, 2018

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. Treasury securities	$592,051,950	0.564%	$592,051,950	—	$592,051,950	0.564%
U.S. government agency & corporate obligations (excluding mortgage-backed securities):
Issued by U.S. government agencies	519,202,447	0.494	519,202,447	—	519,202,447	0.494
Issued by U.S. government-sponsored agencies	525,539,588	0.500	525,539,588	—	525,539,588	0.500
Non-U.S. government (including Canada, excluding mortgage-backed securities)	314,446,201	0.299	314,446,201	—	314,446,201	0.299
Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
State, territories and possessions general obligations	—	—	—	—	—	—
Political subdivisions of states, territories and possessions and political subdivisions general obligations	—	—	—	—	—	—
Revenue and assessment obligations	—	—	—	—	—	—
Industrial development and similar obligations	—	—	—	—	—	—
Mortgage-backed securities (including residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	3,610,645,378	3.437	3,610,645,378	—	3,610,645,378	3.437
Issued or guaranteed by FNMA and FHLMC	3,318,596,646	3.159	3,318,596,646	—	3,318,596,646	3.159
All other	—	—	—	—	—	—
CMOs and REMICs:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	8,094,784,277	7.705	8,094,784,277	—	8,094,784,277	7.706
Issued by non-U.S. government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in line above	—	—	—	—	—	—
All other	7,076,000,054	6.735	7,076,000,054	—	7,076,000,054	6.736
Other debt and other fixed income securities (excluding short-term):
Unaffiliated domestic securities (including credit tenant loans rated by the SVO)	45,566,678,797	43.373	45,566,678,797	—	45,566,678,797	43.380
Unaffiliated foreign securities	13,392,923,881	12.748	13,392,923,881	—	13,392,923,881	12.750
Affiliated securities	1,908,690,804	1.817	1,908,690,804	—	1,908,690,804	1.817

See accompanying notes to financial statements.
72

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE (continued)

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Equity interests:
Investments in mutual funds	432,111,791	0.004	432,111,791	—	432,111,791	0.004
Preferred stocks:
Affiliated	—	—	—	—	—	—
Unaffiliated	11,881,015	0.000	11,881,015	—	11,881,015	—
Publicly traded equity securities (excluding preferred stocks):
Affiliated	—	—	—	—	—	—
Unaffiliated	848,504,407	0.008	848,504,407	—	848,504,407	0.008
Other equity securities:
Affiliated	—	—	—	—	—	—
Unaffiliated	34,860,138	0.000	34,860,138	—	34,860,138	—
Other equity interests including tangible personal property under lease:
Affiliated	—	—	—	—	—	—
Unaffiliated	—	—	—	—	—	—
Mortgage loans:
Construction and land development	186,100,565	0.002	186,100,565		186,100,565	0.002
Agricultural	—	—	—	—	—	—
Single family residential properties	24,451,470	0.000	24,451,470		24,451,470	—
Multifamily residential properties	4,185,755,320	0.040	4,185,755,320		4,185,755,320
Commercial loans	8,945,793,304	0.085	8,945,793,304		8,945,793,304
Mezzanine real estate loans	867,635,686	0.008	867,635,686		867,635,686	0.008
Real estate investments:
Property occupied by company	—	—	—	—	—	—
Property held for production of income	55,673,628	0.001	55,673,628		55,673,628	0.001
Property held for sale	902,938	0.000	902,938		902,938	—
Policy loans	906,429,204	0.009	894,340,573		894,340,573
Derivatives	418,065,726	0.004	418,065,726		418,065,726	0.004
Receivables for securities	1,010,251	0.000	1,010,251		1,010,251	—
Securities lending	—	—	—	XXX	XXX	XXX
Cash, cash equivalents and short-term investments	1,891,328,585	0.018	1,891,328,585		1,891,328,585	0.018
Other invested assets	1,326,813,258	0.013	1,323,414,245		1,323,414,245	0.013
Total invested assets	$105,056,877,309	100.000%	$105,041,389,665	$—	$105,041,389,665	100.000%
* Gross investment holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual.

73

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES
At and for the Year Ended December 31, 2018

NAIC Group Code: 0826	NAIC Company Code: 91596	EIN: 13-3044743

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. $114,943,021,028

2.	Ten largest exposures to a single issuer/borrower/investment.

	Description of		Percentage of Total
Issuer	Exposure	Amount	Admitted Assets
New York Life Insurance Company (Madison Capital Funding LLC)	Affiliated Bonds/Limited Partnership	$2,538,521,397	2.2%
Wells Fargo & Company	Bonds/Equity	$1,127,706,471	1.0%
JPMorgan Chase & Co	Bonds/Equity	$831,475,311	0.7%
Morgan Stanley	Bonds	$695,826,172	0.6%
GS Mortgage Securities	Bonds	$592,484,750	0.5%
General Growth Properties, Inc	Mortgage Loans	$576,573,695	0.5%
CitiGroup	Bonds/Equity	$532,705,389	0.5%
Global Logistic Properties	Mortgage Loans	$479,022,581	0.4%
The Macerich Company	Mortgage Loans	$464,600,000	0.4%
Commingled Pension Trust Fund	Mortgage Loans	$434,236,630	0.4%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Rating	Bonds	Percentage of Total Admitted Assets	Preferred Stocks		Percentage of Total Admitted Assets
NAIC – 1	$56,268,989,359	49.0%	P/RP - 1	$—	—%
NAIC – 2	$26,215,197,326	22.8%	P/RP - 2	$—	—%
NAIC – 3	$2,456,182,067	2.1%	P/RP - 3	$184,774	—%
NAIC – 4	$1,724,283,127	1.5%	P/RP - 4	$—	—%
NAIC – 5	$193,356,235	0.2%	P/RP - 5	$—	—%
NAIC – 6	$42,452,813	—%	P/RP - 6	$11,696,240	—%

See accompanying notes to financial statements.
74

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

4.	Assets held in foreign investments:

Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [X]

If response to 4.01 above is Yes, responses are not required for interrogatories 5-10

Total admitted assets held in foreign investments	$12,332,878,668	10.7%
Foreign-currency-denominated investments	$—	—%
Insurance liabilities denominated in that same foreign currency	$—	—%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$12,138,452,533	10.6%
Countries rated NAIC-2	$138,296,675	0.1%
Countries rated NAIC-3 or below	$56,129,460	0.0%

6.	Largest foreign investment exposures by country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
United Kingdom	$3,514,212,997	3.1%
Cayman Islands	$2,391,198,385	2.1%
Countries rated NAIC-2:
Mexico	$74,224,291	0.1%
Colombia	$26,033,766	0.0%
Countries rated NAIC-3 or below:
Bahamas	$34,872,617	—%
Barbados	$7,207,514	—%

7. Aggregate unhedged foreign currency exposure	$388,669,665	0.3%

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:	$375,243,832	0.3%
Countries rated NAIC-2:	$6,208,281	—%
Countries rated NAIC-3 or below:	$7,217,552	—%

75

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
Australia	$141,146,704	0.1%
Luxembourg	$100,542,163	0.1%
Countries rated NAIC-2:
Italy	$2,691,750	—%
India	$2,510,922	—%
Countries rated NAIC-3 or below:
Brazil	$3,315,373	—%
Turkey	$2,754,707	—%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating
Smith & Nephew PLC	1	$144,500,000	0.1%
Compass Group PLC	1	$135,000,000	0.1%
STATNETT SF	1	$123,800,000	0.1%
Cooperatieve Rabobank UA	1FE	$114,111,394	0.1%
British Land Company PLC	1	$107,439,667	0.1%
Angel Trains GRP	2	$105,581,424	0.1%
BASF SE	1FE	$104,587,347	0.1%
Anglian Water Group LTD	1FE	$99,383,061	0.1%
Lesaffre	2Z	$97,167,732	0.1%
Intertek Group PLC	2	$96,000,000	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 11.01 is Yes, detail is not required for the remainder of Interrogatory 11

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes[X] No[ ]

If response to 12.01 is Yes, responses are not required for the remainder of Interrogatory 12

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?
Yes [X] No []

If response to 13.01 above is Yes, responses are not required for the remainder of Interrogatory 13

76

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 14.01 above is Yes responses are not required for the remainder of Interrogatory 14

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 15.01 above is Yes responses are not required for the remainder of Interrogatory 15

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [X]

If response to 16.01 above is Yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17

Type ( Residential, Commercial, Agricultural)
Commercial	$405,500,000	0.4%
Commercial	$282,488,495	0.2%
Commercial	$196,534,087	0.2%
Commercial	$189,304,732	0.2%
Commercial	$186,944,540	0.2%
Commercial	$155,699,999	0.1%
Commercial	$155,242,420	0.1%
Commercial	$150,032,864	0.1%
Commercial	$145,428,179	0.1%
Commercial	$143,466,702	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$181,184,440	0.2%
Mortgage loans over 90 days past due	$787,084	—%
Mortgage loans in the process of foreclosure	$2,231,468	—%
Mortgage loans foreclosed	$862,138	—%
Restructured mortgage loans	$—	—%

77

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
above 95%	$0	—%	$—	—%	$—	—%
91% to 95%	$—	—%	$—	—%	$—	—%
81% to 90%	$0	—%	$42,630,189	—%	$—	—%
71% to 80%	$3,375,187	—%	$616,497,243	0.5%	$—	—%
Below 70%	$21,076,282	—%	$13,526,157,444	11.8%	$—	—%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets
Yes [X] No [ ]

If response to 18.01 above is Yes, responses are not required for the remainder of Interrogatory 18

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in investment held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets Yes [X] No [ ]

If response to 19.01 above is Yes, responses are not required for the remainder of Interrogatory 19

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Securities lending agreements (do not include assets held as collateral for such transactions)	$684,509,382	0.6%	$659,099,831	$662,687,601	$664,207,601
Repurchase agreements	$—	0.0%	$—	$—	$—
Reverse repurchase agreements	$220,102,000	0.2%	$210,442,000	$224,600,000	$219,840,000
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse repurchase agreements	$—	0.0%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

Hedging	$65,467,849	0.1%	$—	—%
Income generation	$—	—%	$—	—%
Other	$—	—%	$—	—%

78

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$85,863,678	0.1%	$88,608,627	$88,964,748	$89,053,692
Income generation	$—	—%	$—	$—	$—
Replications	$—	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$198,281	—%	$174,372	$184,220	$187,605
Income generation	$—	—%	$—	$—	$—
Replications	$—	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

79

PART C. OTHER INFORMATION

ITEM 26.	EXHIBITS

Board of Directors Resolution

(a)	Resolution of the Board of Directors of NYLIAC establishing the Separate Account — Previously filed as Exhibit 1.(1) to Registrant’s initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant’s Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.

(c)(1)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(c)(2)	Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC — Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(c)(3)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(c)(4)	Amendment to Distribution and Underwriting Agreement, dated March 6, 2015, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit(c)(4) to Post-Effective Amendment No. 25 on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/14/2015 and incorporated herein by reference.

(d)	Contracts.

(d)(1)	Form of Policy for New York Life Variable Universal Life Accumulator (No. 308-30) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(1) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(2)	Form of Policy for New York Life Survivorship Variable Universal Life Accumulator (No. 308-150) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(3) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(3)	Monthly Deduction Waiver (MDW) Rider (No. 308-320) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(5) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(4)	Guaranteed Insurability Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(g) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(5)	Living Benefits Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5)(h) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(6)	Insurance Exchange Rider (IER) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(i) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(7)	Spouse’s Paid-Up Insurance Purchase Option (SPPO) Rider (No. 305-375) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(9) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(8)	Life Estension Benefit (LEB) Rider (No. 308-350) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(10) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(9)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-296) for New York Life Variable Universal Life Accumulator — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(11) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(10)	Guaranteed Minimum Death Benefit (GMDB) Rider (No. 308-295) for New York Life Survivorship Variable Universal Life Accumulator — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(12) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(11)	Term Insurance on Other Covered Insured (OCI) Rider (No.308-340) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(13) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(12)	Accidental Death Benefit (ADB) Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.5(a) to the Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(13)	Level First To Die Term (FTD) Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1. (5)(c)(2) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(d)(14)	Estate Protection Rider (EPR) (No. 308-405) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(16) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(15)	Overloan Protection Rider (OLP) (No. 308-940) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(17) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(16)	Childern’s Insuance (CI) Rider (No. 793-345) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(18) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(d)(17)	Guaranteed Minimum Accumulation Benefit (GMAB) Rider (No. 312-670) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(14) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(18)	Waiver of Specified Premium (WSP) Rider (No. 312-321) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(15) to Post-Effective Amendment No. 4 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-166664), filed 3/1/12 and incorporated herein by reference.

(d)(19)	Form of Policy for Flexible Premium Variable Universal Life Insurance (No. 308-30) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(20) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/26/12 and incorporated herein by reference.

(d)(20)	Form of Policy for Flexible Premium Survivorship Variable Universal Life Insurance (No. 308-150) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (d)(21) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/26/12 and incorporated herein by reference.

(e)	Applications.

(e)(1)	Form of application for a Policy — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 3/19/01 and incorporated herein by reference.

(e)(2)	Form of application for a Policy (No. 209-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(2) to the initial Registration Statement on Form N-6, for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 11/29/07 and incorporated herein by reference.

(e)(3)	Form of application for a Policy (No. 204-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(1) to the initial Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No.333-156513), filed 12/30/08 and incorporated herein by reference.

(e)(4)	Form of Application for a Policy (No. 211-500) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (e)(4) to to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-156513), filed 4/17/12 and incorporated herein by reference.

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(f)(1)	Restated Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(1)(a)	Amended and Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit 6(a)(1) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(f)(2)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(f)(2)(a)	Amendments to By-Laws of NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(f)(2)(b)	Amended and Restated By-Laws of NYLIAC - Previously filed as Exhibit 6(b)(3) to the registration statement on Form N-4 for the NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/12/13 and incorporated herein by reference.

(g)	Reinsurance Contracts.

Specimen Automatic Reinsurance Agreement between NYLIAC and Certain Reinsurers Relating to Certain NYLIAC Variable Universal Life Policies — Previously filed in accordance with Regulation S-T, CFR 232.102(e) as Exhibit (g)(4) to Post-Effective Amendment No. 8 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/16/03 and incorporated herein by reference.

(h)	Participation Agreements.

(h)(1)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) dated 6/4/93 — Previously filed as Exhibit 1.(9) to Registrant’s Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(2)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — dated 6/4/93 Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(3)	Participation Agreement between Janus Aspen Series and NYLIAC dated 6/20/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(4)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC dated 6/28/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(5)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated 11/23/09 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/10 and incorporated herein by reference.

(h)(6)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(7)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(8)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

(h)(9)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC dated 6/1/01 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC dated 2/13/01 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(11)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended dated 4/27/95 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(h)(12)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(h)(13)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(h)(14)	Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(h)(15)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC dated 9/14/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(h)(16)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(17)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(h)(18)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(h)(19)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(h)(20)	Form of Fund Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC dated 6/6/01 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(21)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(22)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(h)(23)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(h)(24)	Form of Participation Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)	Administrative Contracts.

(i)(1)	Service Agreement between Fred Alger Management, Inc. and NYLIAC dated 6/20/96 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2)	Administrative Services Agreement between Dreyfus Corporation and NYLIAC dated 6/1/01 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3)	Administrative Services Agreement between Janus Capital Corporation and NYLIAC dated 10/1/00 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4)	Administrative, Distribution and Business Services Agreements between New York Life Investment Management LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5)	Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC dated 4/1/99 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6)	Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC dated 7/1/99 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(7) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7)	Administrative Services Agreement between Massachusetts Financial Services Company and NYLIAC dated 2/18/00 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(8) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(8)	Administrative and Shareholder Services Agreement between Van Eck Worldwide Insurance Trust and NYLIAC dated 1/16/98 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(10) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(9)	Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC dated 4/27/95 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(i)(10)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(i)(11)	Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC dated 7/1/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(12)	Form of Service Agreement by and between AIM Advisors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(18) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(i)(13)	Form of Administrative Services Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(23) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(14)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Manager Americas, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(15)	Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(15) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(i)(16)	Services Agreement between PIMCO Variable Insurance Trust and NYLIAC dated 4/12/04 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(13) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 4/13/05 and incorporated herein by reference.

(i)(17)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between BlackRock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(i)(18)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(i)(19)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 – Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account – I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(i)(20)	Form of Service Agreement, dated May 1, 2007, between Delaware Distributors, L.P. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(22) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(i)(21)	Form of Business Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Distributors, Inc., and Capital Research and Management Company — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(21) to Post Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(i)(22)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC dated 11/1/04 — Previously filed in accordance with Regulation S-T, 17 CFR 231.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(i)(23)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation dated 5/1/07 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No.31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(i)(24)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC dated 2/13/01 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(j)	Other Material Contracts.

(j)(1)	Powers of Attorney — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(1) to Post-Effective Amendment No. 30 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-79309), filed 4/9/19 and incorporated herein by reference.

(k)	Legal Opinion.

Opinion and consent of Thomas F. English, Esq. — Filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

Consent of PricewaterhouseCoopers LLP — Filed herewith.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

(q)(1)	Memorandum describing NYLIAC’s issuance, transfer and redemption procedures for the Policies Pursuant to
Rule 6e-3(T)(b)(12)(iii) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (q)(1) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/13/16 and incorporated herein by reference.

ITEM 27.	DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Chairman of the Board, President & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Cook, Alexander I. M.	Director & Senior Vice President
Fleurant, John T.	Director, Executive Vice President & Chief Financial Officer
Gardner, Robert M.	Director, Senior Vice President & Controller
Grove, Matthew M.	Director & Executive Vice President
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director, Senior Vice President & Actuary
Madgett, Mark J.	Director, Senior Vice President & Head of Agency
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President, Chief Risk Officer & Chief Actuary
Wion, Matthew D.	Director & Senior Vice President
DeSanto, Craig L.	Executive Vice President
Malloy, Anthony R.	Executive Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Del Secolo, Michael	Senior Vice President
Desiderato, Donald M.	Senior Vice President
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Karmen, Robert	Senior Vice President & Legal Officer
Lenz, Scott L.	Senior Vice President & Chief Tax Counsel
Loffredo, John M.	Senior Vice President
McDermott, Gail A.	Senior Vice President
McInerney, Barbara J.	Senior Vice President & Chief Compliance Officer
Miccuci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Roberts, Dan C.	Senior Vice President
Rocchi, Gerard A.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Virendra, Sonali	Senior Vice President
Yoon, Jae	Senior Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Ball, Aaron C.	Vice President
Begliotti, Jeffrey	Vice President & Actuary
Behrens, Dawn	Vice President
Bredikis, Scott	Vice President
Brill, Elizabeth	Vice President & Actuary
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cristallo, James J.	Vice President & Actuary
Cruz, Jeanne M.	Vice President
DeToro, Karen J.	Vice President & Actuary
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
DiRago, John C.	Vice President
Donohue, Robert	Vice President & Assistant Treasurer
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Goldstein, Ross M.	Vice President
Hallahan, Mary T.	Vice President & Assistant Treasurer
Hamlen, Renee	Vice President
Hamrick, Jane L.	Vice President & Actuary
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Hoffman, Glenn	Vice President
Hynes, Robert J.	Vice President
Kary, Jason	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Terry	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Lamarque, Natalie	Vice President
Larkin, Colleen E.	Vice President & Assistant Secretary
Leber, Richard B.	Vice President, Legal Officer & Assistant Secretary
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod	Vice President & Chief Information Security Officer
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Rzad, Amaury J.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, Todd	Vice President & Actuary
Tillotson, Sandra G.	Vice President & Legal Officer
Verastegui, Victor A.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Legal Officer
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
The MainStay Funds(*)(†)	Massachusetts
MainStay VP Funds Trust(*)(†)	Delaware
MainStay Funds Trust	Delaware
NYL Investors LLC	(Delaware)
NYL Investors (U.K.) Limited	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-IND Greenwood CA LLC	(Delaware)
MNCVAD-IND Norris Canyon CA LLC	(Delaware)
MNCVAD-CP Norris Canyon LLC	(Delaware)	(94%)
MNCVAD-IND Petaluma CA LLC	(Delaware)
MNCVAD-OFC 2665 NORTH FIRST CA LLC	(Delaware)
MNCVAD-SEAGATE 2665 NORTH FIRST LLC	(Delaware)	(90%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
Madison Core Property Fund LLC	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[8]
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
MIREF Barton’s Creek, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Chain Bridge, LLC	(Delaware)
1991 Chain Bridge Road, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-IND Valley Business Park CA LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.4%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V.	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (“ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF KB Fund LLC	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia,Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Hong Kong
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 0.00%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 1.14%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 91.67%; MacKay 8.32%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[7]
Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio	(Ireland)	(NYL: 0%; MacKay: 3.31%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(13.61%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select High Yield Bond Fund GP LLC	(Delaware)
MacKay Shields Select High Yield Bond Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Shields Global Derivatives LLC	(Delaware)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
CVP Holdings, LLC	(Delaware)	(60%)
CVP CLO Manager, LLC	(Delaware)
CVP CLO Holdings GP LLC	(Delaware)
CVP CLO Holdings, LP	(Cayman Is.)
CVP CLO Advisors, LLC	(Delaware)
Credit Value Partners, LLC	(Delaware)
CHIPC Evergreen General, LLC	(Delaware)
CVP High Income Private Credit Master Fund, LP	(Cayman Is.)
CVP Loan Servicing LLC	(Delaware)
CHIPC PE General, LLC	(Delaware)
CHIPC PE Intermediate Fund, LP	(Cayman Is.)
CVP High Income Private Equity PE Fund (Cayman), LP	(Cayman Is.)
CVP High Income Private Credit PE Fund, LP	(Delaware)
CVF IV General, LLC	(Delaware)
Credit Value Fund IV, LP	(Delaware)
Credit Value Fund (Cayman) IV, LP	(Cayman Is.)
Credit Value Intermediate Fund IV, LP	(Cayman Is.)
Credit Value Master Fund IV-A, LP	(Cayman Is.)
Credit Value Master Fund IV-B, LP	(Cayman Is.)
CVF IV Vert LLC	(Delaware)
CVF IV-A1 Vert LLC	(Delaware)
CVP SPV LLC	(Delaware)
CVP SPV LLC Series I	(Delaware)
CVP SPV LLC Series II	(Delaware)
CVP SPV LLC Series III	(Delaware)
CVP Europe Investment Management Limited	(Ireland)
Cornerstone Capital Management Holdings LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P.	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P.	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker Holdco C, LP	(Delaware)	(“GPPMBHC”)
GPP Mezzanine Blocker Holdco D, LP	(Delaware)	(“GPPMBHD”)
GPP Mezzanine Blocker Holdco E, LP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezzanine Blocker Holdco F, LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)**
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker C, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker G, LP	(Delaware)
GoldPoint Partners FA I, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco E L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker E L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
Voice Holdco Ltd.	(Nova Scotia, Canada)	(27%)[9]
Voice Holdings Ltd.	(Nova Scotia, Canada)
Voice Construction Ltd.	(Alberta, Canada)
Voice Construction Opco ULC	(Alberta, Canada)
Blue Sky Earthworks Ltd.	(Canada)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)**
NYLCAP Mezzanine Partners III, LP	(Delaware)**
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)**
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker C, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)**
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III	(Mauritius)	LLC
NYLIM Jacob Ballas Capital India (FVCI) III	(Mauritius)	LLC
NYLIM Jacob Ballas India (FII) III	(Mauritius)	LLC
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
NYLCAP Holdings LLC	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM Real Estate Mezzanine Fund II, LP	(Delaware)
NYLIM-TND, LLC	(Delaware)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ Inc.	(Delaware)
IndexIQ LLC	(Delaware)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Muncpl Insrd ETF		(NYLIAC: 100%)
IQ MacKay Shields Muncpl Intern ETF		(NYLIAC: 97%)
IndexIQ ETF Trust (Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYLIC: 0.06%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 9.34%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYLIC: 0.83%)
IQ 500 International ETF		(NYLIM Holdings: 0.42%, NYLIAC: 0.08%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 10.82%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 7.35%)
IQ Enhanced Core Bond US ETF		(NYLIM Holdings: 1.80%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: 1.93%)
IQ Global Agribusiness Small Cap ETF
IQ Global Resources ETF		(NYLIM Holdings: 2.97%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Multi-Strategy Tracker ETF
IQ Leaders GTAA Tracker ETF		(NYLIC: 0.76%)
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ S&P High Yield Low Volatility Bd ETF		(NYLIC: 1.25%, NYLIM Holdings: 0.72%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.06%)
IQ US Real Estate Small Cap ETF
New York Life Investment Management Holdings International S.a.r.l.	(Luxembourg)
New York Life Investment Management Holdings II International S.a.r.l.	(Luxembourg)
Candriam Group S.ar.l. (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(UK)	(40%)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(“CANLUX”) (CG: 95.060%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(“CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL: 1.66%; CANFR: 0.98%)
Candriam Switzerland LLC	(Switzerland)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
BIL Prime Advanced	(Luxembourg)
BIL Prime Advanced Cash + 100	(Lux)	(CANLUX: 36.44%; CANBEL: 32.51%) (“BILPAC”) (SICAV Sub-Fund)
BIL Invest	(Luxembourg)	(0.00%)
BIL Invest Patrimonial High		(0.00%)
BIL Invest Patrimonial Low		(0.00%)
BIL Invest Patrimonial Medium		(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 4.28%, CANBEL: 1.01%, CANFR: 1.01%)
Cordius CIG		(CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Absolute Return	(Luxembourg)	(CANLUX: 0.15%, NYLIAC: 33.62%)
Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.11%, NYLIAC: 61.79%)
Candriam Absolute Return Systematic Long Short Equity		(CANLUX: 0.20%)
Candriam Absolute Return Equity Market Neutral		(0.00)
Candriam Alternative	(Luxembourg)	(CANLUX: 5.18%, NYLIAC: 11.46%)
Candriam Alternative Equity Market Neutral	(Lux)	(CANLUX: 21.14%, NYLIAC: 48.22%)
Candriam Alternative Systemat		(CANLUX: 0.21%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.05%, CANFR: 0.01%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.02%)
Candriam Bonds Convertible Opportunities		(CANLUX: 25.32%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.02%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.10%)
Candriam Bonds Emerging Markets		(CANLUX: 0.01%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.03%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Government		(CANLUX: 0.03%)
Candriam Bonds Euro High Yield		(CANFR 0.09%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.01%)
Candriam Bonds Global High Yield		(CANLUX: 0.08%)
Candriam Bonds International		(CANLUX: 0.07%)
Candriam Bonds Total Return		(CANLUX: 0.02%)
Candriam Business Equities	(Belgium)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.01%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L Europe Conviction		(CANLUX: 0.01%)
Candriam Equities L Europe Small & Mid Caps		(CANLUX: 0.03%)
Candriam Equities L Global Demography		(CANLUX: 0.01%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.01%)
Candriam Fund	(Luxembourg)
Candriam GF	(Luxembourg)	(NYLIAC: 84.11%)
Candriam GF Global Equity Opportunities		(NYLIAC: 97.72%)
Candriam GF Shorth Duration US High Yield Bonds		(NYLIAC: 50.82%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 98.11%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 89.53%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.16%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.01%)
Candriam L	(Luxembourg)	(CANLUX: 0.06%, NYLIAC: 1.87%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.16%)
Candriam L Multi-Asset Income		(CANLUX: 0.06%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.05%)
Candriam L Multi-Asset Premia		(NYLIAC: 74.98%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%)
Candriam Money Market Euro AAA		(CANLUX: 0.04%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 9.41%, CANFR: 14.42%, CANLUX: 33.12%)
Candriam Quant	(Luxembourg)	(0.00%)
Candriam Quant Equities USA		(0.00%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.02%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.02%, CANBEL: 0.25%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.08%)
Candriam SRI Bond Euro		(CANLUX: 0.11%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.04%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.09%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 5.66%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.02%)
Candriam SRI Equity World		(CANLUX: 0.02%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.01%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.15%)
Candriam Sustainable Europe		(CANLUX: 0.02%)
Candriam Sustainable North America		(CANLUX: 0.03%)
Candriam Treasury Management	(France)
Candriam World Alternative	(Luxembourg)	(CANLUX: 0.08%, NYLIAC: 12.20%)
Candriam World Alternative Alphamax		(NYLIAC: 17.44%/CANLUX: 0.11%)
Cleome Index	(Luxembourg)	(CANFR: 0.01%)
Cleome Index EMU Equities		(CANF: 0.05%)
Cleome Index World Equities		(CANFR: 0.04%)
Ausbil Investment Management Limited	(Australia)	(79.25%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Focus Investment Company Limited	(Australia)	(Dormant)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil Active Dividend Income Fund	(Australia)
Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC 99.99%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil Global Essential Infrastructure Fund	(Australia)
Ausbil Global Resources Fund	(Australia)
Ausbil Global SmallCap Fund	(Australia)
Ausbill Microcap Fund	(Australia)	(NYLIAC: 21.03%)
MacKay Shields Unconstrained Bond Fund	(Australia)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(67.59%)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PA Hedged Equity Fund, L.P. (Delaware) Private Advisors Hedged Equity Fund (QP), L.P	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Is.)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
Cuyahoga Capital Partners I Management Group, LLC	(Delaware)
Cuyahoga Capital Partners I, L.P.	(Delaware)
Cuyahoga Capital Partners II Management Group LLC	(Delaware)
Cuyahoga Capital Partners II LP	(Delaware)
Cuyahoga Capital Partners III Management Group LLC	(Delaware)
Cuyahoga Capital Partners III LP	(Delaware)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYL Executive Benefits LLC	(Delaware)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P.	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
NJ 663 E. CRESCENT AVE LLC	(Delaware)
NJ 1881 ROUTE 46 LLC	(Delaware)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
CT 611 W. JOHNSON AVE LLC	(Delaware)
CT 550 RESEARCH PKWY LLC	(Delaware)
CT 160 CORPORATE COURT LLC	(Delaware)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND CDC NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust	(Delaware)[9]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]
JREP Fund Holdings I, L.P.	(Cayman Is.)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Is.)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 13.24%, NYLIAC owns 0.00%, and MacKay owns .37% for a total ownership of 14.59%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

ITEM 29.	INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.	PRINCIPAL UNDERWRITERS

(a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

NYLIAC VLI Separate Account

The MainStay Funds

MainStay Funds Trust

MainStay VP Funds Trust

(b) Management.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Akkerman, John	Senior Managing Director, MacKay Shields Institutional Sales
Lehneis, Kirk C.	Senior Managing Director
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Harte, Francis M.	Senior Vice President
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
McInerney, Barbara J.	Senior Vice President, Compliance
Virendra, Sonali	Senior Vice President
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Parness, Amanda S.	Managing Director, GoldPoint Partners Institutional Sales
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Sullivan, Howard A.	Managing Director, Credit Value Partners Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary
Sharrier, Elizabeth A.	Assistant Secretary

(c) Compensation from the Registrant.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions	Other Compensation
NYLIFE Distributors LLC	-0-	-0-	-0-	-0-

ITEM 31.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by New York Life Insurance Company at its home office, 51 Madison Avenue, New York, NY 10010; New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, MO 64105; and New York Life - Records Division, 110 Cokesbury Road, Lebanon, NJ 08833.

ITEM 32.	MANAGEMENT SERVICES.

Not applicable.

ITEM 33.	FEE REPRESENTATION.

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the New York Life Variable Universal Life Accumulator and New York Life Survivorship Variable Universal Life Accumulator Policies in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 10th day of April, 2019.

NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I (Registrant)

By:	/s/ Amanda Kuhl Sarrubbo
Amanda Kuhl Sarrubbo
Vice President and Actuary

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Amanda Kuhl Sarrubbo
Amanda Kuhl Sarrubbo
Vice President and Actuary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Ashe, Christopher T.*	Director
Bedard, David G.*	Director
Cook, Alexander I.M.*	Director
Fleurant, John T.*	Director & Chief Financial Officer
Gardner, Robert M.*	Director & Controller (Principal Accounting Officer)
Grove, Matthew M.*	Director
Harte, Frank M.*	Director
Hendry, Thomas A.*	Director
Huang, Dylan W.*	Director
Madgett, Mark J.*	Director
Mathas, Theodore A.*	Chairman of the Board, President & Chief Executive Officer (Principal Executive Officer)
Miller, Amy*	Director
Seter, Arthur H.*	Director
Steinberg, Joel M.*	Director
Wion, Matthew D.*	Director

By:	/s/ Amanda Kuhl Sarrubbo
Amanda Kuhl Sarrubbo
Attorney-in-Fact
April 10, 2019

*	Pursuant to Powers of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description

(k)	Opinion and Consent of Thomas F. English, Esq.

(n)	Consent of PricewaterhouseCoopers LLP